                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary proxy statement
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                OHM CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

     (4)  Proposed maximum aggregate value of transaction:

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

                                          $15,293

     (2)  Form, schedule or registration statement no.:

                                       SCHEDULE 14A

     (3)  Filing party:

                                      OHM CORPORATION

     (4)  Date Filed:

                                     FEBRUARY 24, 1995

- ---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                                PRELIMINARY COPY
                                    [LOGO]
                                OHM CORPORATION

                           16406 U.S. ROUTE 224 EAST
                              FINDLAY, OHIO 45840
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1995
                            ------------------------
To the Shareholders of
OHM Corporation:
     The Annual Meeting of Shareholders of OHM Corporation (the "Company") will be held at the Elks Lodge located at 601 South Main Street, Findlay, Ohio 45840 on Thursday, May 11, 1995, at 10:00 a.m. local time for the following purposes:

     1. To consider and act upon a proposal to issue an aggregate of 10,368,000 shares of the Company's common stock, par value $.10 per share, to Rust International Inc., a majority-owned subsidiary of WMX Technologies, Inc. in connection with the merger of a wholly-owned subsidiary of Rust International Inc. with and into OHM Remediation Services Corp., a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Reorganization, dated as of December 5, 1994.

     2. To elect six Directors to serve for the ensuing year;

     3. To consider and act upon a proposal to approve the Company's Directors' Deferred Fee Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 31, 1995, will be entitled to vote at the meeting and any adjournment thereof. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the Company's principal office.

                                          By Order of the Board of Directors

                                          /s/ RANDALL M. WALTERS
                                          ----------------------------------
                                          RANDALL M. WALTERS
                                          Vice President, General Counsel
                                          and Secretary
Findlay, Ohio
April   , 1995

                                OHM CORPORATION
                           16406 U.S. ROUTE 224 EAST
                              FINDLAY, OHIO 45840
                            ------------------------

          PROXY STATEMENT FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1995
                            ------------------------

     OHM Corporation (the "Company") is mailing this Proxy Statement to the Company's shareholders in connection with the solicitation of proxies by the Company's Board of Directors. The proxies will be used at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, May 11, 1995, at the Elks Lodge, located at 601 South Main Street, Findlay, Ohio 45840 and at any adjournment thereof (the "Annual Meeting").

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon (i) the issuance of an aggregate of 10,368,000 shares of the Company's common stock, par value $.10 per share (the "Common Stock") to subsidiaries of Rust International Inc. ("Rust"), a majority-owned subsidiary of WMX Technologies, Inc. ("WMX"), pursuant to the Agreement and Plan of Reorganization dated December 5, 1994 (the "Reorganization Agreement") by and among the Company, Rust Remedial Services Inc. ("Remedial"), Enclean Environmental Services Group, Inc. ("Enclean"), Rust Environmental Inc. ("Environmental") and Rust whereby the Company will acquire, through a merger of Environmental with and into the Company's wholly-owned subsidiary, OHM Remediation Services, Corp. ("OHMR"), substantially all of the assets and certain of the liabilities comprising the environmental remediation services businesses conducted by Rust through its subsidiaries (the "Division"), (ii) the election as directors of the six nominees named below, and (iii) the proposal to approve the Company's Directors' Deferred Fee Plan.

     If a shareholder properly executes and returns the enclosed form of proxy it will be voted and where the shareholder specifies a choice with respect to any matter to be acted upon at the Annual Meeting, it will be voted in accordance with his or her instructions. If no instructions are given, the proxy will be voted for the proposal to issue shares of Common Stock to Rust pursuant to the Reorganization Agreement, for the election as directors of the six nominees identified in this Proxy Statement, for the approval of the Company's Directors' Deferred Fee Plan and in the discretion of the proxies with respect to any other matter that may come before the Annual Meeting. Any proxy may be revoked by a later appointment received by the Company or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokers, nominees, fiduciaries and custodians incurred in sending proxy materials to principals and obtaining their instructions. In addition to the use of the mail, proxies may be solicited in person or by telephone, telecopy or other electronic means. Directors, officers and regular employees of the Company may solicit proxies without additional compensation. The Company has retained Georgeson & Company, Inc., New York, New York, to aid in the solicitation of proxies.

     This Proxy Statement and the accompanying form of proxy are being mailed to
shareholders on or about April   , 1995.

                                     VOTING

     The Board of Directors has fixed the close of business on March 31, 1995 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 16,636,465 shares of the Company's Common Stock, all of one class and all of which are entitled to be voted at the Annual Meeting. Holders of issued and outstanding shares of Common Stock are entitled to one vote for each share held.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SUMMARY...............................................................................    5
       Proposed Transaction...........................................................    5
       The Meeting....................................................................    9
SUMMARY FINANCIAL DATA................................................................   11
       The Company....................................................................   11
       The Division...................................................................   13
       Pro Forma Combined.............................................................   14

THE MEETING...........................................................................   15
       The Proposals..................................................................   15
       Record Date; Voting............................................................   15
       Proxies........................................................................   16

THE PROPOSED TRANSACTION..............................................................   17
       Background of the Transaction..................................................   17
       Reasons for the Proposed Transaction -- Recommendation of the Board of
        Directors.....................................................................   19
       Opinion of Financial Advisor...................................................   20
       Engagement of Lazard Freres....................................................   24
       Certain Effects of the Proposed Transaction....................................   24
       Accounting Treatment...........................................................   24
       Certain Federal Income Tax Consequences........................................   24

THE REORGANIZATION AGREEMENT..........................................................   25
       General........................................................................   25
       Adjustments....................................................................   25
       Representations and Warranties of the Company..................................   25
       Representations and Warranties of Rust.........................................   25
       Certain Covenants of the Company...............................................   25
       Certain Covenants of Rust......................................................   27
       Conditions.....................................................................   27
       Certain Business Agreements....................................................   27
       Indemnification................................................................   28
       Termination....................................................................   28
       Standstill and Non-Competition Agreement.......................................   28
       The Merger Agreement...........................................................   29

THE COMPANY...........................................................................   30
       General........................................................................   30
       OHM's Environmental Remediation Services.......................................   30
       Treatment Technologies.........................................................   31
       Focus on larger Projects and Government Contracts..............................   33
       Environmental Contractor Risks.................................................   34
       Dependence on Environmental Regulation.........................................   35
       Markets and Customers..........................................................   35
       Seasonality and Fluctuation in Quarterly Results...............................   35
       Competition....................................................................   35
       Insurance......................................................................   36
       Employees......................................................................   36
       Patents........................................................................   36
       Regulation.....................................................................   37
       Backlog and Potential Value of Term Contracts..................................   38

                                                                                        PAGE
                                                                                        ----


       Equity Investments.............................................................   38
       Properties.....................................................................   39
       Legal Proceedings..............................................................   39

THE DIVISION..........................................................................   40
       Hazardous and Radioactive Substance Remediation Services.......................   40
       Markets and Customers..........................................................   41
       Competition....................................................................   42
       Insurance......................................................................   42
       Employees......................................................................   43
       Technology and Other Rights....................................................   43
       Regulation.....................................................................   43
       Backlog........................................................................   43
       Properties.....................................................................   44
       Legal Proceedings..............................................................   44

SELECTED FINANCIAL DATA  -- THE COMPANY...............................................   45

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
       AND RESULTS OF OPERATIONS -- THE COMPANY.......................................   47

SELECTED FINANCIAL DATA -- THE DIVISION...............................................   55

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
       AND RESULTS OF OPERATIONS -- THE DIVISION......................................   56

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION..........................   59

COMPARATIVE MARKET PRICE AND DIVIDEND DATA............................................   64

ELECTION OF DIRECTORS.................................................................   65
       Information Concerning the Nominees............................................   65
       Committees of the Board of Directors and Meetings Held.........................   66
       Director's Fees................................................................   67

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.......................................   67

EXECUTIVE COMPENSATION AND OTHER INFORMATION..........................................   69
       Summary of Cash and Certain Other Compensation.................................   69
       Stock Options..................................................................   69
       Option Exercises and Holdings..................................................   70
       Employment and Indemnification Agreements......................................   70
       Compensation and Stock Option Committee Interlocks and Insider Participation...   71
       Board Compensation and Stock Option Committee Report...........................   71
       Performance Graph..............................................................   73

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS........................................   74
       Transactions with Management...................................................   74

APPROVAL OF DIRECTORS' DEFERRED FEE PLAN..............................................   74
       Principal Features.............................................................   74
       Federal Tax Consequences.......................................................   75
       General........................................................................   75
       Approval by Shareholders.......................................................   75

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..............................................   75

SHAREHOLDER PROPOSALS.................................................................   75

                                                                                        PAGE
                                                                                        ----


OTHER MATTERS.........................................................................   76

AUDITED FINANCIAL STATEMENTS..........................................................  F-1
       The Company....................................................................  F-1
       NSC Corporation................................................................  F-20
       The Division...................................................................  F-36


APPENDIX A:   OPINION OF ALEX. BROWN & SONS INCORPORATED

APPENDIX B:   AGREEMENT AND PLAN OF REORGANIZATION DATED DECEMBER 5, 1994, AMONG OHM
              CORPORATION, RUST REMEDIAL SERVICES INC., ENCLEAN ENVIRONMENTAL SERVICES
              GROUP, INC., RUST ENVIRONMENTAL INC. AND RUST INTERNATIONAL INC.

APPENDIX C:   DIRECTORS' DEFERRED FEE PLAN

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement and the Appendices attached hereto. Shareholders are urged to read this Proxy Statement and the Appendices attached hereto in their entirety.

PROPOSED TRANSACTION

The Company...................   The Company is a leading provider of
                                 technology-based, on-site hazardous waste remediation services to federal, state and local government agencies and departments and chemical, petroleum, transportation and industrial companies. The Company provides its services through 29 regional offices, one fixed laboratory, nine mobile laboratories, and over 3,000 pieces of mobile treatment and related field equipment. The Company specializes in applying a full spectrum of on-site technologies, including biological, chemical, physical, soil vapor extraction and thermal technologies, to remediate hazardous and industrial wastes on both a planned and an emergency response basis. The Company's principal executive office is located at 16406
                                 U.S. Route 224 East, Findlay, Ohio 45840 and its telephone number is (419) 423-3526. See
                                 "THE PROPOSED TRANSACTION -- The Company."

The Division..................   The Division provides field services for the
                                 on-site remediation of sites contaminated with hazardous waste, radioactive materials, mixed waste and hazardous substances to commercial customers in the industrial, manufacturing, utility, and nuclear sectors and to government clients. The Division initially operated as a part of Chemical Waste Management, Inc.
                                 ("CWM"), a subsidiary of WMX and a leading provider of hazardous waste management services. As a CWM division, the Division originally focused primarily on the removal and transportation of hazardous substances from customer locations to off-site treatment and disposal operations of CWM. In the early
                                 1990's, the Division's business began to change from removal for off-site treatment and disposal to on-site remediation requiring extensive engineering, technological and project management skills. In January 1993 the Division's businesses were contributed to Rust, whose principal business is to provide engineering, construction, environmental and infrastructure consulting and other on-site industrial and related services. See "THE
                                 PROPOSED TRANSACTION -- The Division."

Reorganization Agreement:
General.......................   Under the Reorganization Agreement, the Company
                                 will, subject to the terms and conditions set forth in the Reorganization Agreement, acquire substantially all of the assets and certain of the liabilities comprising the Division through the merger of Environmental with and into OHMR
                                 (the "Merger"), and the shares of common stock of Environmental will be converted into the right to receive 10,368,000 newly-issued shares of Common Stock. See "THE REORGANIZATION
                                 AGREEMENT -- General."

Certain Other Aspects of the
  Reorganization Agreement....   Pursuant to the Reorganization Agreement, the
                                 net book value of the assets being transferred
                                 (the "Transferred Assets") may be
                                 adjusted based on the average per share price of the Company's Common Stock for a 20 trading day period prior to Closing (the "Closing
                                 Price"). Under the Reorganization Agreement,
                                 Rust makes customary representations and warranties regarding the Division. Furthermore,
                                 Rust has agreed to (i) pay one-half, up to $500,000, of all costs and expenses incurred within 180 days of the Closing in connection with the closing of offices and certain other costs of the Merger, (ii) assist the Company in obtaining employment agreements with designated management employees, (iii) allow the Company to provide certain environmental remediation services under government Total Environmental
                                 Restoration Contracts ("TERCs"), and (iv) use reasonable efforts to assist the Company in securing discounts and other favorable pricing arrangements from vendors that are generally available to WMX affiliates. The Company, pursuant to the Reorganization Agreement, shall offer employment to substantially all of the Division's active employees. As a condition to the Company's obligation to effect the Closing under the Reorganization Agreement, the Company must have the right, immediately after the Closing, and upon the satisfaction of certain conditions, to cause WMX to guarantee indebtedness of the Company up to $75,000,000, for a period of five years (the "WMX
                                 Guarantee"). The Reorganization Agreement also contemplates (i) a Standstill and
                                 Non-Competition Agreement (the "Standstill
                                 Agreement") providing for certain arrangements with respect to ownership and voting of the Common Stock held by WMX, Rust and their respective affiliates, both in their individual capacities and collectively (the "WMX Group"), certain non-competition agreements and certain preferred provider arrangements, and (ii) a Merger Agreement pursuant to which
                                 Environmental will merge with and into OHMR and the Environmental common stock will be converted into the right to receive Company
                                 Common Stock (the "Merger Agreement"). See "THE
                                 REORGANIZATION AGREEMENT -- Adjustments,"
                                 "-- Representations and Warranties of Rust,"
                                 "-- Certain Covenants of the Company,"
                                 "-- Certain Covenants of Rust,"
                                 "-- Conditions," and "-- Certain Business
                                 Agreements."


Certain Effects of the
Reorganization Agreement,
  including Dilution..........   As a result of the Merger, Environmental will
                                 be merged with and into OHMR and the Company will become one of the largest providers of environmental remediation services in the
                                 United States. Also, as a result of the
                                 conversion of the Environmental shares into the right to receive 10,368,000 shares of Common
                                 Stock, the Company will be owned approximately
                                 38% by Rust and its subsidiaries and 62% by the existing Company shareholders. See "THE
                                 PROPOSED TRANSACTION -- Certain Effects of the
                                 Proposed Transaction." At the Closing, the
                                 Company, Rust and WMX will enter into the Standstill Agreement which contains certain restrictions and limitations with respect to the ownership and voting of the Common Stock held by the WMX Group and which the Company believes will prevent the WMX Group from having effective control over the Company. See "THE
                                 PROPOSED

                                 TRANSACTION -- Standstill and Non-Competition Agreement."

Standstill and Non-Competition
  Agreement...................   The Standstill Agreement provides that no
                                 member of the WMX Group will acquire any of the Company's Common Stock or any of the Company's other securities entitled to vote generally for the election of directors, in each case now or hereinafter outstanding (the "Voting
                                 Securities") other than (i) pursuant to the Reorganization Agreement, or (ii) in acquisitions that do not result in the aggregate ownership by the WMX Group of more than 40% of the Company's Voting Securities, or such lesser percentage as may exist from time to time as the result of voluntary dispositions by the WMX Group (the "Ownership Limit").

                                 Pursuant to the Standstill Agreement, no member of the WMX Group shall acquire Voting Securities which would result in the WMX Group owning Voting Securities beyond the Ownership Limit unless the acquisition is (i) made pursuant to an offer for all of the Company's outstanding Voting Securities at the same price, or (ii) is approved by either the Company's independent directors or the Company's shareholders, other than the WMX Group and certain other shareholders, pursuant to the Control Share Acquisition provisions of the Company's Amended and Restated Articles of Incorporation. The Standstill Agreement also provides that if the WMX Group's ownership level falls below 20% of the outstanding Voting Securities, the WMX Group shall have an option to purchase from the Company sufficient Voting Securities at fair market value to raise its ownership to not more than 21% of the outstanding Voting Securities. The WMX Group, pursuant to the Standstill Agreement, agrees, among other things, not to solicit proxies in opposition to any matter recommended by a majority of the Company's directors not representing Rust (the "Non-Rust Directors"), or to solicit a tender offer or business combination.

                                 Immediately following the Closing, the number of members of the Board of Directors of the Company shall be increased to nine members thereby creating three vacancies on the Board and the Company's Board of Directors will fill such vacancies with three designees of Rust. Thereafter, as long as the WMX Group owns at least 20% of the Voting Securities, the Company will include as nominees to the Board a number of Rust designees proportionate to the WMX Group's ownership interest (to the lowest corresponding whole directorship). Furthermore, so long as the WMX Group owns at least 20% of the outstanding Voting Securities, WMX shall take all actions in its control to include at least three independent directors on the Company's Board. The Standstill Agreement provides that the WMX Group shall vote its Common Stock for the Company's nominees to the Board of Directors selected by a majority of the Non-Rust Directors. The WMX Group shall vote on all other matters (i) in accordance with the recommendations of the majority of the Non-Rust Directors or (ii) if no recommendation is made, in the same proportion as other stockholders of the Company shall vote.

                                 Pursuant to the Standstill Agreement WMX, Rust and their respective wholly-owned subsidiaries (the "WMX Affiliates") have agreed not to engage in the business of providing field services for the on-site remediation of hazardous substances in North America for seven years after the Closing except as otherwise provided in the Standstill Agreement. The Standstill Agreement also provides that for so long as the WMX Group owns at least 20% of the outstanding Voting Securities, (i) the Company shall be a preferred provider of certain environmental remediation services to the WMX Affiliates, and (ii) the WMX Affiliates shall be preferred providers of engineering, consulting, and design, environmental and waste management services to the Company. Also, Rust will provide the Company access to its engineering, consulting, design and project management services personnel on the same terms and conditions as Rust provides them to WMX Affiliates. See "THE PROPOSED
                                 TRANSACTION -- Standstill and Non-Competition Agreement."

Merger Agreement..............   The Reorganization Agreement provides that
                                 substantially all of the assets and certain of the liabilities of the Division shall be transferred to, and be assumed by, Environmental prior to the Merger. Pursuant to the Merger Agreement, Environmental will merge with and into OHMR, with OHMR being the surviving corporation. See "THE PROPOSED
                                 TRANSACTION -- The Merger Agreement."

Antitrust Considerations......   The waiting period under the Hart-Scott-Rodino
                                 Antitrust Improvements Act expired in January
                                 1995.


Election of Directors.........   The Company has nominated Messrs. Gorr,
                                 Hollister, James Kirk, Joseph Kirk, Pogue and
                                 Schmidt to stand for reelection as directors.
                                 Immediately following the consummation of the Merger, the Board of Directors shall increase in size to nine directors and Rust has designated Messrs. Getz, Gilbert and Koenig to fill the remaining directorships. See "ELECTION
                                 OF DIRECTORS -- Information Concerning the
                                 Nominees."


Reasons for the Proposed
Transaction; Recommendation of
  the Company's Board of
  Directors...................   The Company's Board of Directors has
                                 unanimously determined that the transactions set forth in the Reorganization Agreement are advisable and in the best interests of the Company and unanimously recommends that the Company's shareholders approve the issuance of shares of Common Stock to Rust. The Board of
                                 Directors believes that the Merger represents a unique opportunity to increase the Company's operating capacity by adding operating assets and an experienced workforce and to create the largest provider of on-site remediation services in the United States. Further, the directors believe that the transaction contemplated by the Reorganization Agreement will enhance the financial position of the Company by reducing its leverage and increasing its equity base. See "THE PROPOSED
                                 TRANSACTION -- Reasons for the Proposed
                                 Transaction -- Recommendation of the Board of
                                 Directors -- Background of the Transaction."

Conditions to Closing.........   The obligation of the Company to consummate the
                                 Merger is subject to the satisfaction of certain closing conditions including (i) the absence of any developments or events having a material adverse effect on the Division or the Transferred Assets, and (ii) Environmental's prior acquisition of the right to cause WMX to issue the WMX Guarantee. Rust's obligation to consummate the Merger is also subject to the satisfaction of certain closing conditions including (i) the absence of any developments or events having a material adverse effect on the Company and its subsidiaries, (ii) a Closing Price of not less than $6.00, and (iii) receipt by the Company of waivers by certain of the Company's executive officers of their rights under certain change in control employment agreements with respect to the Merger. See "THE REORGANIZATION
                                 AGREEMENT -- Conditions."

Certain Federal Income Tax
  Consequences................   The Company will not realize any gain or loss
                                 from the issuance of Common Stock to Rust as payment for the Transferred Assets. See "THE
                                 PROPOSED TRANSACTION -- Certain Federal Income
                                 Tax Consequences."

Accounting Treatment..........   The Merger is intended to be treated as a
                                 purchase by the Company for financial reporting purposes. See "THE PROPOSED
                                 TRANSACTION -- Accounting Treatment."

Opinion of Financial
Advisor.......................   Alex. Brown & Sons Incorporated ("Alex. Brown")
                                 has rendered an opinion regarding the fairness, from a financial point of view, to the Company's shareholders of the consideration proposed to be paid by the Company pursuant to the Merger. See "THE PROPOSED
                                 TRANSACTION -- Opinion of Financial Advisor."

Appraisal Rights..............   Under Ohio law, holders of Common Stock will
                                 not be entitled to exercise appraisal rights in connection with the issuance of shares of Common Stock to Rust.

Recent Prices of the Common
  Stock.......................   The reported closing price of the Common Stock
                                 on The New York Stock Exchange ("NYSE") on
                                 December 5, 1994, the last full trading day
                                 prior to the public announcement of the signing
                                 of the Reorganization Agreement, was $6 7/8 per
                                 share. On April   , 1995, the last full trading
                                 day prior to the distribution of the Proxy
                                 Statement, the reported closing price of the
                                 Common Stock was $          per share.

THE MEETING

Time, Date and Place..........   The Annual Meeting will be held on Thursday,
                                 May 11, 1995 at Elks Lodge located at 601 South
                                 Main Street, Findlay, Ohio, 45840 commencing at
                                 10:00 a.m.

Record Date: Shares Entitled
  to Vote.....................   Holders of record of shares of Common Stock at
                                 the close of business on the Record Date are entitled to notice of and to vote at the Annual
                                 Meeting. At the close of business on the Record
                                 Date, there were 16,636,465 shares of Common
                                 Stock issued and outstanding, each of which will be entitled to one vote on each matter scheduled to be acted upon or any matter brought properly before the Annual Meeting.

Vote Required.................   In all matters other than the election of
                                 directors, the affirmative vote of a majority of the issued and outstanding shares of Common
                                 Stock present and actually voting at the Annual
                                 Meeting in person or by proxy is required to approve each proposal to be considered at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors.

                     SUMMARY FINANCIAL DATA -- THE COMPANY

     The following summary historical consolidated financial information of the Company has been derived from and should be read in conjunction with the "AUDITED FINANCIAL STATEMENTS -- THE COMPANY," "SELECTED FINANCIAL DATA -- THE COMPANY" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE COMPANY," which are included elsewhere in this Proxy Statement.

                                OHM CORPORATION

                 HISTORICAL CONSOLIDATED SUMMARY FINANCIAL DATA

                                                                YEARS ENDED DECEMBER 31,(1)
                                               --------------------------------------------------------------
                                                  1994          1993         1992         1991         1990
                                               ----------     --------     --------     --------     --------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Gross revenues...............................  $  323,381     $242,401     $221,370     $189,137     $189,624
Net revenues.................................     220,267      175,740      161,909      137,670      141,051
Gross profit.................................      27,222       40,060       35,663       25,597       36,856
Operating income (loss)......................      (5,059)      12,950        4,818          393       14,791
Net interest expense (1).....................       9,149        7,720        7,075        7,393        8,006
Equity in net (earnings) loss of affiliates'
  continuing operations......................      (1,032)      (1,600)       1,121        2,443       (2,741)
Income (loss) from continuing operations.....      (7,616)       4,407       (3,114)      (6,863)      14,394
Income (loss) per share from continuing
  operations.................................       (0.49)        0.35        (0.26)       (0.57)        1.20
Weighted average number of common and common
  equivalent shares outstanding..............      15,582       12,506       12,051       12,042       12,015

                                                                        DECEMBER 31,
                                               --------------------------------------------------------------
                                                  1994          1993         1992         1991         1990
                                               ----------     --------     --------     --------     --------
                                                                      (IN THOUSANDS)
SELECTED OPERATING DATA:
Backlog (3)..................................  $  255,000     $201,000     $164,000     $ 61,000     $ 90,000
Term contracts (4)...........................   1,498,000      652,000      207,000      223,000      106,000
                                               ----------     --------     --------     --------     --------
  Total contract backlog.....................  $1,753,000     $853,000     $371,000     $284,000     $196,000
                                               ==========     =========    =========    =========    =========

                                                                        DECEMBER 31,
                                               --------------------------------------------------------------
                                                  1994          1993         1992         1991         1990
                                               ----------     --------     --------     --------     --------
                                                                      (IN THOUSANDS)
BALANCE SHEET DATA:
Working capital..............................    $116,464     $ 69,985     $ 56,148     $ 43,919     $ 27,547
Total assets.................................     272,546      215,357      185,415      168,986      171,425
Long-term debt...............................     127,279       71,113      101,085       81,500       71,500
Shareholders' equity.........................      76,920       82,743       43,833       48,253       54,743

NOTES:

(1) Special and nonrecurring items of income and expense include: (i) for the year ended December 31, 1994, the Company recorded a special charge of $25,000,000 ($15,000,000 net of income tax benefit of $10,000,000) to establish a reserve for accounts receivable, primarily where such accounts are in litigation, which was recorded as a reduction in gross revenues; (ii) for the year ended December 31, 1992, special charges of $2,550,000 (net of income tax benefit of $1,600,000) recorded by the Company, and $2,162,000 recorded by NSC Corporation ("NSC"), both of which relate to the restructuring of the Company and NSC's asbestos abatement operations in anticipation of NSC's acquisition of the asbestos abatement division of The Brand Companies, Inc. ("Brand") (completed on May 4, 1993), and which include provisions for legal and insurance reserves, and for certain other matters; (iii) for the year ended December 31, 1991, charges of $3,950,000 for equity losses in Concord Resources Group, Inc. ("Concord"); and (iv) for the year ended December 31, 1990, a nonrecurring gain of $8,275,000 (net of income tax of $950,000) which resulted from an initial public offering of NSC's common stock, nonrecurring charges of $1,426,000 (net of income tax benefit of $950,000) related to a pension agreement and certain nonproductive assets, and a charge of $630,000 (net of income tax benefit of $420,000) for equity losses in Concord.

(2) Net interest expense is interest expense net of investment income. For the years ended December 31, 1994, 1993, 1992, 1991 and 1990 investment income was $28,000, $28,000, $31,000, $30,000, and $109,000, respectively.

(3) Backlog is defined as the unearned portion of the Company's existing contracts and unfilled orders. See "THE COMPANY -- Backlog and Potential Value of Term Contracts."

(4) Term contracts are defined as the potential value of government term contracts. See "THE COMPANY -- Backlog and Potential Value of Term Contracts."

                     SUMMARY FINANCIAL DATA -- THE DIVISION

     The following historical combined summary financial information of the Division has been derived from and should be read in conjunction with the "AUDITED FINANCIAL STATEMENTS -- THE DIVISION," "SELECTED FINANCIAL DATA -- THE DIVISION," and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE DIVISION," which are included elsewhere in this Proxy Statement.

                 ENVIRONMENTAL REMEDIATION SERVICES BUSINESSES
                           OF RUST INTERNATIONAL INC.

                       HISTORICAL SUMMARY FINANCIAL DATA

                                                        YEARS ENDED DECEMBER 31,
                                      ------------------------------------------------------------
                                                                                  (UNAUDITED)
                                                                             ---------------------
                                        1994         1993         1992         1991         1990
                                      --------     --------     --------     --------     --------
                                                             (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Gross Revenues......................  $231,058     $228,457     $317,660     $233,019     $358,400
Operating Income (Loss).............     5,977           64      (16,406)     (11,937)      32,290
Income (Loss) Before Income Tax
  (Benefit).........................     1,524       (2,498)     (20,148)     (17,317)      26,197

                                                              DECEMBER 31,
                                      ------------------------------------------------------------
                                                                                  (UNAUDITED)
                                                                             ---------------------
                                        1994         1993         1992         1991         1990
                                      --------     --------     --------     --------     --------
                                                             (IN THOUSANDS)
BALANCE SHEET DATA:
Total Assets........................  $125,784     $133,991     $124,742     $107,318     $114,185
Noncurrent Liabilities, Including
  Current
  Portion...........................       720          400           --           --           --
Investment by Rust International....    97,478       89,062       96,772       69,451       93,745

                                                              DECEMBER 31,
                                      ------------------------------------------------------------
                                                                                  (UNAUDITED)
                                                                             ---------------------
                                        1994         1993         1992         1991         1990
                                      --------     --------     --------     --------     --------
                                                             (IN THOUSANDS)
SELECTED OPERATING DATA:
Backlog.............................  $177,000     $158,000     $155,100     $189,700            *
Term Contracts......................   227,000      262,000           --           --            *
                                      --------     --------     --------     --------
     Total contract backlog.........  $404,000     $420,000     $155,100     $189,700            *
                                      ========     ========     ========     ========

- ---------------

* Not available

                 UNAUDITED PRO FORMA CONDENSED COMBINED SUMMARY
                                 FINANCIAL DATA

     The following unaudited pro forma condensed combined summary financial data gives effect to the issuance of 10,368,000 shares of Common Stock of the Company in exchange for the net assets of the Division using the purchase method of accounting, as if such transactions had occurred on January 1, 1994 for the pro forma combined statement of operations data and on December 31, 1994 for the pro forma combined balance sheet data. In addition, this data gives effect to the allocation of purchase price to the acquired assets of the Division and does not reflect any cost savings from operating synergies that the Company expects to achieve from the combination. The unaudited pro forma condensed combined summary financial data should be read in conjunction with the "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION," "AUDITED FINANCIAL STATEMENTS" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" for each of the Company and the Division included elsewhere in this Proxy Statement.

     OHM CORPORATION AND THE ENVIRONMENTAL REMEDIATION SERVICES BUSINESSES
                           OF RUST INTERNATIONAL INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED SUMMARY FINANCIAL DATA


                                                                  HISTORICAL
                                                             ---------------------
                                                               THE          THE        PRO FORMA
                                                             COMPANY      DIVISION     COMBINED(1)
                                                             --------     --------     ---------
                                                               (IN THOUSANDS, EXCEPT PER SHARE
                                                             DATA)
STATEMENT OF OPERATIONS DATA (YEAR ENDED DECEMBER 31,
  1994):
Gross revenues.............................................  $323,381     $231,058     $ 554,439
Operating income (loss)....................................    (5,059)       5,977         4,546
Net income (loss)..........................................    (7,616)         914(2)       (152)
Net income (loss) per share................................     (0.49)          --         (0.01)
Weighted average number of common and common equivalent
  shares outstanding.......................................    15,582           --        25,950
BALANCE SHEET DATA (AS OF DECEMBER 31, 1994):
Working capital............................................  $116,464     $ 38,053     $ 132,291
Total assets...............................................   272,546      125,784       359,846
Noncurrent liabilities.....................................   128,277          720       109,392
Stockholders' equity.......................................    76,920       97,478       149,826
Long-term debt to total capitalization.....................        63%          --            42%


- ---------------


(1) See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION" for explanations of the pro forma adjustments.



(2) Net income for the Division assumes a 40% tax rate as applied to the reported historical income before income taxes.

                                  THE MEETING

THE PROPOSALS

     At the Company's Annual Meeting, the Company's shareholders will be asked to consider and vote upon (i) the issuance of an aggregate of 10,368,000 shares of Common Stock to Rust subsidiaries pursuant to the Merger, (ii) the election of six members to the Board of Directors of the Company, and (iii) the approval of the Company's Directors' Deferred Fee Plan.


     The proposal to issue shares of Common Stock to Rust subsidiaries is being submitted to the Company's shareholders in accordance with the rules of NYSE. The relevant portion of such rules requires shareholder approval for the issuance of shares of common stock in a transaction or series of transactions if
(i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such stock. The shares of Common Stock to be issued to Rust pursuant to the Reorganization Agreement will, upon issuance, represent approximately 38% of the Common Stock then issued and outstanding, and will represent in the aggregate approximately 38% of the Company's outstanding voting power.



     A Standstill and Non-Competition Agreement between the Company, Rust and WMX to be entered into at the Closing provides that, for so long as the WMX Group owns 20% or more of the issued and outstanding shares of Common Stock, the Company will include a number of qualified WMX Group designees, acceptable to both the WMX Group and the Company, as nominees to the Board of Directors such that the percentage of the Board of Directors proposed to be comprised of such WMX Group designees is proportionately equal (to the lowest whole directorship) to the WMX Group's percentage ownership in the Company. Immediately following the Closing, the Company will increase the size of the Board of Directors to nine and elect to the Board of Directors, Messrs. Getz, Gilbert and Koenig, the designees of the WMX Group. See "THE REORGANIZATION AGREEMENT -- Standstill and Non-Competition Agreement" and "ELECTION OF DIRECTORS -- Information Concerning the Nominees."


     At the Annual Meeting, the Company's shareholders will also be asked to consider and vote upon the approval of the Company's Directors' Deferred Fee Plan. See "APPROVAL OF DIRECTORS' DEFERRED FEE PLAN."

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         "FOR" EACH OF THESE PROPOSALS

RECORD DATE; VOTING

     The Board of Directors has fixed the close of business on March 31, 1995 as the Record Date for determining the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 16,636,465 shares of the Company's Common Stock, all of one class and all of which are entitled to be voted at the Annual Meeting. Holders of issued and outstanding shares of Common Stock are entitled to one vote for each share held.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business. In all matters other than the election of directors, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present and actually voting at the Annual Meeting in person or by proxy is required to approve each proposal to be considered at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors.

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. Properly executed proxies either marked "abstain" or held in "street name" by brokers that are not voted on one or more particular proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

PROXIES

     This Proxy Statement is being furnished to the Company's shareholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting.

     If a shareholder properly executes and returns the enclosed form of proxy, it will be voted according to his or her instructions. If no instructions are given, the proxy will be voted for the proposal to issue shares of Common Stock to Rust pursuant to the Reorganization Agreement, for the election as directors of the six nominees identified in this Proxy Statement, for the approval of the Company's Directors' Deferred Fee Plan and in the discretion of the proxies with respect to any other matter that may come before the Annual Meeting. Any proxy may be revoked by a later executed proxy received by the Company or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokers, nominees, fiduciaries and custodians incurred in sending proxy materials to principals and obtaining their instructions. In addition to the use of the mail, proxies may be solicited in person or by telephone, telecopy or other electronic means. Directors, officers and regular employees of the Company may solicit proxies without additional compensation. The Company has retained Georgeson & Company, Inc., New York, New York, at an estimated cost of $13,000, plus expenses, to aid in the solicitation of proxies.

                            THE PROPOSED TRANSACTION

BACKGROUND OF THE TRANSACTION

     As a result of several significant awards of government term contracts beginning in January 1994, the Company's backlog and potential value of government term contracts grew from $853 million at December 31, 1993 to $1.4 billion at March 31, 1994. Because of the size of the contract backlog and the anticipated release of delivery orders, management determined that the anticipated future growth of the Company's remediation business would require either rapid internal growth or growth through acquisition. In addition, management determined that the Company's governmental client base would view favorably a significant acquisition that added needed capacity and would favorably consider the Company's resulting size in determining future awards of government term contracts. Accordingly, the Company's management began to evaluate various acquisition alternatives.


     In March 1994, the Company had initial discussions with one acquisition candidate which did not continue beyond the preliminary stage. Beginning in June 1994, the Company entered into discussions with another acquisition candidate that continued sporadically throughout the summer. The Company and this candidate exchanged certain confidential financial information, but did not engage in due diligence investigations because there was substantial disagreement between the parties with respect to the valuation of the business of such candidate. In September 1994, the Company determined not to pursue a transaction with that candidate after such candidate indicated a minimum valuation which was substantially in excess of what the Company considered a fair valuation. Although the Company was engaged in discussions with Rust as hereinafter described, the termination of the discussions with the candidate occurred independently and were not accelerated by the discussions with Rust.


     On March 4, 1994, Samuel H. Iapalucci, then Vice President and Chief Financial Officer of the Company, and Harold W. Ingalls, Vice President and Chief Financial Officer of Rust, who were both members of the Board of Directors of NSC, which is owned 40% by the Company and 40% by Rust, following a meeting of the Executive Committee of the NSC Board of Directors, initially discussed, in very preliminary fashion, the possibility of a combination of the environmental remediation businesses of the Company and the Division. During the spring and early summer of 1994, the Company continued its discussions with the acquisition candidates mentioned above, but had no further substantive discussions with Rust. The evening prior to the August 2, 1994 Board of Directors' meeting of NSC, Mr. Iapalucci and Mr. Ingalls, as well as Herbert A. Getz, Vice President, General Counsel and Secretary of WMX, and Frank A. McBride, Vice President of the Company, who were also members of the Board of Directors of NSC, had another discussion concerning the combination of the remediation businesses of the Company and the Division. Following these initial conversations, the Company's management began to analyze the benefits of a combination with the Division. Management recognized that the transaction presented a unique opportunity to increase the Company's capacity to perform environmental remediation services as well as to offer services to Rust's significant industrial client base. On September 21, 1994, James L. Kirk, Chairman, Chief Executive Officer and President of the Company, met with Mr. Iapalucci and Mr. Ingalls and discussed such a combination. Mr. Iapalucci indicated to Mr. Ingalls that such a combination should be structured as a transaction in which Company Common Stock would be issued for the environmental remediation business of the Division and invited Mr. Ingalls to develop a proposal.

     During the first two weeks of October 1994, Messrs. Kirk, Iapalucci, Ingalls, Getz and Rodney C. Gilbert, President and Chief Executive Officer of Rust, met twice to discuss the proposed business combination. It was determined in these meetings that any such transaction would generally involve Rust receiving a substantial equity interest in the Company in exchange for the Division's businesses. The initial position of Rust in these meetings was that, based on its analysis of the projected 1995 earnings of the Company and the Division, Rust would expect to receive approximately 45% of the outstanding Common Stock of the Company. The initial position of the Company in these meetings was that based on its analysis of the operating results and prospects of the Division, the Company would not expect to issue more than 35% of its outstanding Common Stock.

     In late October 1994, the Company discussed the proposed transaction with representatives of Lehman Brothers at which time Lehman Brothers commenced a preliminary review of the transaction. On October 28, 1994, representatives of the Company and Rust met at Rust's headquarters to begin preliminary negotiations on the structure of the proposed transaction. As a result of such negotiations, the structure of the proposed transaction generally involved Rust receiving 10,368,000 shares of OHM Common Stock, or 40% of the OHM Common Stock outstanding following the consummation of the transaction, in exchange for the Division. The Company was of the view that a transaction in which Rust received a substantial equity interest would facilitate the negotiation of various additional benefits to the Company from Rust and WMX in connection with the transaction and would encourage the support of the future operations of the Company by Rust and WMX. For example, the Company expected that WMX would guarantee up to $75 million of the Company's financing and that the Company and the affiliates of WMX would each recognize the others as "preferred providers" for services with respect to their business needs, such as remediation services. In addition, the Company expected that WMX and its affiliates would agree to certain standstill arrangements that would limit their ability to purchase additional Common Stock, restrict their rights to sell Common Stock and provide for proportional representation on the Company's Board of Directors. Following these meetings, each of Rust and the Company continued due diligence investigations.

     On November 3, 1994, at a regularly scheduled meeting of the Board of Directors of the Company, management of the Company discussed the preliminary structure of the transaction with members of the Board of Directors of the Company. All directors were present at this meeting except for John W. Dewey, a Managing Director of Lehman Brothers. While certain directors raised concerns with respect to the substantial equity interest which Rust would have in the Company following the consummation of the transaction, the Board authorized management to proceed with negotiations.

     In late October, 1994 Mr. Iapalucci began preliminary conversations with Alex. Brown & Sons Incorporated ("Alex. Brown") concerning a hypothetical transaction in which the Company would issue a substantial equity interest in connection with an acquisition of an environmental remediation business. On November 5, 1994, Alex. Brown was retained to advise the Company with respect to the proposed transaction. Alex. Brown began its own review of the terms of the transaction and began to assist the Company in its due diligence investigation.


     On November 7, 1994, Mr. Kirk met Mr. Dewey to discuss the proposed transaction. Mr. Dewey indicated that he was concerned that the issuance of a large equity interest to Rust might result in a change in control of the Company. Mr. Dewey, previously, had also expressed concerns about certain of the Company's strategic initiatives and the Company's use of other financial advisors. A representative of Lehman Brothers informed the Company on November 9, 1994 that, at the instruction of Mr. Dewey, who was out of the country, Lehman Brothers was to discontinue its involvement with the transaction. The Company had no further communications with Mr. Dewey until November 15, 1994 when the Company received a letter of resignation from Mr. Dewey which set forth no reasons for his resignation. In a subsequent letter received by the Company on December 15, 1994, Mr. Dewey stated that he resigned from the Company's Board of Directors when he determined that he would not be able to vote to approve the transaction because he believed effective control of OHM would be transferred to WMX without OHM receiving an appropriate control premium and that Lehman Brothers resigned as the Company's investment banker when it was determined that it would be unable to render a fairness opinion with respect to the proposed OHM acquisition.


     On November 14 and 15, 1994, representatives of the Company and Rust met to negotiate the terms of the transaction. On November 16, 1994, at a special meeting of the Board of Directors of the Company, management of the Company discussed with the Board of Directors the status of the negotiations. Representatives of Alex. Brown and Lazard Freres & Co. ("Lazard Freres") who had been retained on November 11, 1994, at the suggestion of the Board of Directors, to act as financial advisors to the Company and to assist the Board in evaluating the transaction also attended the special meeting of the Board of Directors and gave their preliminary views of the transaction. Alex. Brown stated that based on their preliminary valuation analyses and methodologies, summarized under "THE PROPOSED TRANSACTION -- Opinion of Financial Advisor", they believed that they would be able to render a fairness opinion with respect to the transaction. Lazard Freres stated that they were not retained to give a fairness opinion with respect to the transaction, but that they did not disagree with such analysis. In reaching such conclusion, Lazard reviewed the analyses prepared by Alex. Brown and performed certain limited internal analyses that were not discussed with the Board of Directors or management of the Company. Lazard Freres did not make a presentation to the Board of Directors beyond the statement that they did not disagree with the Alex. Brown analyses.


     Representatives of the Company and Rust met in Oak Brook, Illinois on November 22 and 23, 1994 to continue to negotiate the terms of the transaction, including substantially strengthened standstill arrangements to which Rust agreed. On November 29, 1994, an analyst from Lehman Brothers announced she was discontinuing coverage of the Common Stock. Almost three million shares of Common Stock were traded on the NYSE on November 29, 1994, and the price of the Common Stock declined from $8.75 to $6.88. In the early afternoon of November 29, 1994, the Company issued a press release announcing that Lehman Brothers had withdrawn coverage of the Company and that John Dewey had resigned from the Board of Directors of the Company. On November 30, 1994 and December 1, 1994, representatives of the Company and representatives of Rust met to continue negotiations of the terms of the proposed transaction. Due to the decline in the price of the Company's Common Stock from the time discussions concerning the proposed transaction first began, Rust proposed certain price adjustments. Although the Company initially resisted such adjustments, as a result of the substantial price decline of the Common Stock on November 29, 1994, the terms of the transaction were revised to exclude certain accounts receivable from the Division's assets and to provide for a possible further exclusion of accounts receivable or a cash payment to the Company depending upon whether the price of the Common Stock declined or increased prior to the Closing. See "THE REORGANIZATION AGREEMENT -- Adjustments."


     On December 2, 1994 the Board of Directors of the Company met telephonically to review the status of the negotiations at a special meeting of the Board. On December 5, 1994, the Boards of Directors of the Company and Rust each met separately to consider the Reorganization Agreement. At the meeting of the Board of Directors of the Company, which was attended by the legal and financial advisors of the Company, including Alex. Brown and Lazard Freres, Alex. Brown delivered its written opinion, dated December 5, 1994, to the effect that, as of such date and based on and subject to the review, analyses and limitations described therein, the consideration proposed to be paid by the Company for the Division pursuant to the Reorganization Agreement is fair to the shareholders of OHM from a financial point of view. The Board of Directors also inquired of the representatives of Lazard Freres whether Lazard Freres agreed with Alex. Brown's analysis. Lazard Freres stated that they were not retained to give a fairness opinion with respect to the transaction, but that they did not disagree with Alex. Brown's analysis. In reaching such conclusion, Lazard Freres reviewed the analyses prepared by Alex. Brown and performed certain limited internal analyses that were not discussed with the Board of Directors or management of the Company. Lazard Freres did not make a presentation to the Board of Directors beyond the statement that they did not disagree with the Alex. Brown analyses. The Board of Directors of the Company approved the Reorganization Agreement. The Rust Board of Directors approved the Reorganization Agreement at its December 5, 1994 meeting as well, and on the evening of December 5, 1994, the Reorganization Agreement was executed by the Company and Rust.


REASONS FOR THE PROPOSED TRANSACTION -- RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

     On December 5, 1994, the Board of Directors of the Company unanimously approved the Reorganization Agreement and recommended that the shareholders of the Company approve the issuance of 10,368,000 shares of Common Stock to Rust. The decision of the Board of Directors to approve the Reorganization Agreement was based upon a variety of factors. The following summarizes the material factors considered by the Board of Directors in reaching its decision. See "THE PROPOSED TRANSACTION -- Background of the Transaction."

     The directors believed that the acquisition of the Division represented a unique opportunity to increase the Company's operating capacity by the addition of operating assets and an experienced workforce and, therefore, to create the largest provider of on-site remediation services in the United States in the belief that the combined entity would achieve greater value for shareholders. The directors believed that in view of the rapid growth of the Company's backlog and potential value of government term contracts, such increased capacity would better enable the Company to continue to provide quality services to its customer base and would uniquely position the Company to take advantage of future business opportunities. The directors also believed the Merger would create certain synergies and other cost reduction opportunities which would enhance the combined earnings of the Company and the Division. Further, the directors believed that the Merger would enhance the financial position of the Company by increasing its equity base, and thereby reducing the ratio of debt to total capitalization.


     Finally, the Board of Directors requested and received an oral presentation from, and a written opinion of, Alex. Brown dated December 5, 1994 to the effect that, based on and subject to the review and analyses described therein, the consideration proposed to be paid by the Company for the Division pursuant to the Reorganization Agreement is fair to the shareholders of the Company from a financial point of view. The Board of Directors also inquired of the representatives of Lazard Freres whether Lazard Freres agreed with Alex. Brown's analysis. Lazard Freres stated that they were not retained to give a fairness opinion with respect to the transaction, but that they did not disagree with Alex. Brown's analysis. In reaching such conclusion, Lazard Freres reviewed the analyses prepared by Alex. Brown and performed certain limited internal analyses, that were not discussed with the Board of Directors or management of the Company. Lazard Freres did not make a presentation to the Board of Directors beyond the statement that they did not disagree with the Alex. Brown analyses.


OPINION OF FINANCIAL ADVISOR

     The Company has engaged Alex. Brown to render an opinion regarding the fairness, from a financial point of view, to the Company's shareholders of the consideration proposed to be paid by the Company in the Merger.

     Alex. Brown has delivered to the Board of Directors of the Company its written opinion dated December 5, 1994 to the effect that, as of such date and based on and subject to the review, analyses and limitations described therein, the consideration proposed to be paid by the Company for the Division pursuant to the Reorganization Agreement is fair to the shareholders of the Company from a financial point of view. Alex. Brown's opinion is directed only to the consideration proposed to be paid by the Company for the Division pursuant to the Reorganization Agreement and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Annual Meeting. The full text of such opinion, which contains a description of the assumptions and qualifications made, procedures followed, matters considered, and limitations on the review undertaken by Alex. Brown in rendering its opinion, is set forth in Appendix A and should be read in its entirety.

     In connection with its written opinion dated December 5, 1994 and its oral opinion rendered on December 5, 1994, Alex. Brown interviewed certain senior officers and other representatives of the Company and Rust regarding the business and prospects of the Company and the Division as well as the strategic, financial and operating benefits anticipated from the proposed transaction. Alex. Brown also (i) reviewed the Reorganization Agreement, (ii) reviewed certain business and financial information relating to the Company and the Division which was publicly available, (iii) reviewed certain financial forecasts and other data for the Company and the Division provided by the Company and Rust, (iv) reviewed historical financial information of the Company and the Division, (v) compared certain financial information of the Division and the Company with similar information for selected companies within the environmental remediation, engineering and construction industry whose securities are publicly traded, (vi) reviewed the financial terms of certain recent business combinations which Alex. Brown deemed comparable in whole or in part, and (vii) reviewed the pro forma financial impact of the transaction on the Company.

     In preparing its opinion, however, Alex. Brown was not requested to and did not make an independent evaluation or appraisal of the assets or liabilities of the Company or the Division, nor did Alex. Brown make a complete physical inspection of the properties or assets of the Company or the Division. No limitations were imposed by the Company or its affiliates with respect to the investigations made or the procedures followed by Alex. Brown in rendering its opinion. Alex. Brown assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information publicly available or furnished to Alex. Brown by the Company and Rust. With respect to financial forecasts and other information provided to Alex. Brown, and discussions with the management of the Company and Rust relating to such forecasts and information, Alex. Brown assumed that such forecasts and information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and Rust as to the expected future financial performance of the Company and the Division, respectively. Alex. Brown expressed no opinion as to the value, upon issuance, of the Common Stock included in the consideration to be paid by the Company under the Reorganization Agreement or the price at which the Common Stock will trade following the consummation of the transactions contemplated by the Reorganization Agreement. Alex. Brown was not requested to consider, and its opinion does not address, the relative merits of the acquisition as compared with any alternative business strategies that might exist for the Company. Alex. Brown's opinion is based upon circumstances existing and disclosed to it as of the date of such opinion.

     As stated in the opinion, Alex. Brown was requested by the Company to render an opinion as to the fairness to the shareholders of the Company, from a financial point of view, of the consideration proposed to be paid by the Company in the Merger pursuant to the Reorganization Agreement. Accordingly, the opinion is solely for the benefit of the Board of Directors of the Company in connection with its consideration of the Reorganization Agreement and the transactions contemplated thereby and is not on behalf of, and is not intended to confer rights or remedies upon, any shareholder of the Company, Rust or any person, other than the Board of Directors of the Company.


     In connection with its engagement, Alex. Brown prepared and delivered to the Board of Directors of the Company, at a special meeting of the Board on December 5, 1994, an oral presentation analyzing the transactions contemplated by the Reorganization Agreement, which included a discussion of various valuation analyses and methodologies relating to the Company and the Division and submitted written materials to the Board of Directors which supported such opinion. The material financial analyses included in the oral opinion and the written material supplied to the Board of Directors is described below. Furthermore, in arriving at its fairness opinion, Alex. Brown did not attribute any particular weight to any analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Alex. Brown believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, Alex. Brown made assumptions with respect to the environmental services industry, general business and economic conditions and other matters, including that environmental activity would continue to shift from remedial investigations and feasibility studies to remedial design and implementation, that public sector spending would continue to outpace private sector spending, that critical mass would continue to be necessary to compete for and execute large-scale public and private sector projects, that consolidation in the environmental industry would continue, that inflation and interest rates would continue at current levels and that the general stock market conditions concerning the environmental services industry would continue. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values (including as to the future market price for the Company Common Stock), which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the price at which businesses actually may be sold. The consideration to be paid in connection with the transaction was determined through arms-length negotiations between the Company and Rust and Alex. Brown did not participate in such negotiations. The following is a brief summary of all of the material financial analyses conducted by Alex. Brown in connection with its opinion.


     Contribution Analysis. Alex. Brown reviewed the respective contributions of each of the Company and the Division to revenues, gross profit, operating income (defined as earnings before interest and taxes) and net income for the twelve months ended September 30, 1994 and for the years 1994 through 1996 on the basis of information provided by the managements of the Company and the Division. This review demonstrated that for the twelve months ended September 30, 1994 the Company and the Division would contribute 59.5% and

40.5% of revenues, 67.8% and 32.2% of gross profit, 73.1% and 26.9% of operating income and 57.7% and 42.3% of net income, respectively. The review demonstrated that for fiscal year 1994 the Company and the Division would be expected to contribute 60.8% and 39.2% of revenues, 67.4% and 32.6% of gross profit, 71.8% and 28.2% of operating income and 59.2% and 40.8% of net income, respectively. The review demonstrated that for fiscal year 1995 the Company and the Division would be expected to contribute 65.5% and 34.5% of revenues, 70.8% and 29.2% of gross profit, 71.9% and 28.1% of operating income and 61.3% and 38.7% of net income, respectively. The review demonstrated that for fiscal year 1996, the Company and the Division would be expected to contribute 66.9% and 33.1% of revenues, 71.1% and 28.9% of gross profit, 71.2% and 28.8% of operating income and 63.2% and 36.8% of net income, respectively. Alex. Brown's contribution analysis did not reflect any adjustments required by the purchase method of accounting. At a stock price of $6.875 per share, such purchase accounting adjustments were estimated to reduce the Division's after-tax depreciation expense by a minimum of $1.4 million and a maximum of $2.9 million. Furthermore, Alex. Brown's contribution analysis did not reflect the estimated interest cost savings from the upgrade in the Company's implied credit rating as a result of WMX's $75 million guarantee. In addition, Alex. Brown's contribution analysis does not address the fact that the Company would have operational and management control of the Division after consummation of the transactions contemplated by the Reorganization Agreement. Given the Division's contribution to the Company's results prior to the consideration of these factors and their effect on the Company's results, Alex. Brown noted that this analysis supported its opinion that the consideration paid for the Division is fair to the shareholders of the Company from a financial point of view.

     Pro Forma Accretion/Dilution Analysis. Alex. Brown's analysis of the Merger included an estimate of the impact of the transaction upon the projected earnings per share ("EPS") for 1995 of the Company as forecasted by its management. This analysis, which was based on Division management's 1995 net income forecast for the Division, indicated that for fiscal 1995, the Merger would increase the EPS of the Company by 6.3% if the transaction is recorded at a Company share price of $6.00 and by 1.8% if the transaction is recorded at a share price of $12.00. Alex. Brown noted that this analysis supported its opinion that the consideration paid for the Division is fair to the shareholders of the Company from a financial point of view.

     Analysis of Selected Mergers and Acquisitions. Alex. Brown also reviewed selected recent mergers and acquisitions. In performing its analysis, Alex. Brown compared selected financial data, including equity purchase price as a multiple of the latest twelve months ("LTM") net income, book value, and aggregate purchase price (equity purchase price adjusted for long-term debt and cash) as a multiple of LTM revenues and operating income for 46 selected merger and acquisition transactions in the environmental remediation, engineering and construction industry. The equity purchase prices of the selected mergers and acquisitions transactions as a multiple of latest twelve months EPS ranged from 6.8x to 27.4x, with a median ratio of 15.9x. As a multiple of book value, the equity purchase prices for the selected mergers and acquisitions transactions ranged from 0.3x to 12.7x, with a median ratio of 3.2x. The aggregate purchase prices of the selected mergers and acquisitions transactions as a multiple of LTM revenues ranged from 0.1x to 2.7x, with a median ratio of 0.6x. As a multiple of LTM operating income, the aggregate purchase prices for the selected mergers and acquisitions ranged from 5.8x to 33.1x, with a median ratio of 10.1x. Based on the median multiples derived through this analysis, Alex. Brown arrived at an estimated stand-alone implied equity valuation range for the Division of $76.9 million and $341.6 million and a stand-alone implied aggregate valuation range of $70.3 million and $138.6 million.

     Alex. Brown also reviewed the same information for a single transaction which it deemed most comparable to the Company's acquisition of the Division, Foster Wheeler Corporation's acquisition of Enserch Environmental Corporation (the "Most Comparable Transaction"). Alex. Brown deemed the Most Comparable Transaction as such because of the similarities between Enserch Environmental's business and the business of the Division, the size of the transaction in terms of the purchase price and the business acquired and the recent nature of the transaction. The equity purchase price of the Most Comparable Transaction as a multiple of book value was 3.3x. The aggregate purchase price of the Most Comparable Transaction as a multiple of LTM revenues was 0.6x. As a multiple of LTM operating income, the aggregate purchase price of the Most Comparable Transaction was 17.0x. Based on the multiples derived through this analysis, Alex. Brown arrived at an estimated stand-alone implied equity valuation for the Division of $352.3 million and a stand-alone implied aggregate valuation range of $118.3 million and $138.6 million. Alex. Brown noted that, based on the consideration to be paid by the Company pursuant to the Reorganization Agreement, the Transaction results in multiples to LTM revenues, operating income, net income and book value that are within the range of the multiples for the 46 selected transactions. Alex. Brown also noted that, based on the consideration to be paid by the Company pursuant to the Reorganization Agreement, the Merger results in multiples to LTM revenues, operating income book value that are less than the multiples for the Most Comparable Transaction. Alex. Brown noted that this analysis supported its opinion that the consideration paid for the Division is fair to the shareholders of the Company from a financial point of view.

     Analysis of Selected Publicly Traded Companies. Alex. Brown compared selected financial data of the Division with similar publicly available data of selected publicly traded companies involved in the environmental remediation, engineering and construction industry whose businesses are comparable to the business of the Division. The specific companies reviewed by Alex. Brown were Rust International Inc., Dames & Moore, Inc., OHM Corporation, International Technology Corporation, Sevenson Environmental Services, Inc., Groundwater Technology, Inc., The Earth Technology Corporation (USA), Roy F. Weston, Inc., Harding Associates, Inc., and Canonie Environmental Services Corp. (the "Selected Companies"). Alex. Brown compared the equity market values of the Selected Companies as multiples of latest twelve month EPS, estimated current fiscal year EPS, estimated following fiscal year EPS, and most recently reported book value per share. Alex. Brown also compared the total market capitalization of the Selected Companies as a multiple of latest twelve months net revenue, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

     The equity market values of the Selected Companies as a multiple of the latest twelve months EPS ranged from 12.1x to 26.4x, with a median ratio of 15.6x. As a multiple of estimated current fiscal year EPS, the equity market values of the Selected Companies ranged from 11.6x to 23.2x with a median ratio of 15.0x; based on estimated EPS for the following fiscal year, the equity value multiples for the Selected Companies ranged from 9.7x to 20.4x, with a median ratio of 11.9x. Equity market values of the Selected Companies as a multiple of book value ranged from 0.6x to 3.2x book value, with a median ratio of 1.1x. The total market capitalization of the Selected Companies as a multiple of LTM revenues ranged from 0.3x to 0.9x with a median of 0.6x. The total market capitalization of the Selected Companies ranged from 3.7x to 10.8x LTM EBITDA with a median ratio of 6.5x. The total market capitalization of the Selected Companies as a multiple of LTM EBIT ranged between 4.2x and 14.3x, with a median ratio of 11.8x. Based on the median multiples derived through this analysis, Alex. Brown arrived at an estimated stand-alone implied equity market value range for the Division of $73.2 million and $117.4 million and a stand-alone implied total market capitalization range for the Division of $82.1 million and $138.6 million. Alex. Brown noted that the implied equity market values and total market capitalization of the Division based on these multiples supported its opinion that the consideration paid for the Division is fair to the shareholders of the Company from a financial point of view.

     Discounted Cash Flow Analysis. Alex. Brown performed a discounted cash flow valuation analysis of the Division based on certain operating and financial assumptions provided by management of the Division. Such operating and financial assumptions included projected earnings and cash flow for the three years ended December 31, 1997. Based on discount rates between 15% and 45%, and terminal multiples of 11.0x, 13.0x and 15.0x applied to the Division's EBIT, Alex. Brown arrived at an estimated stand-alone implied aggregate valuation range for the assets of the Division of $108.2 million to $258.2 million and the same range for an implied equity value, which assumed no interest expense due to the elimination of the Division's intercompany indebtedness. Alex. Brown noted that this analysis supported its opinion that the consideration paid for the Division is fair to the shareholders of the Company from a financial point of view.

     As part of its investment banking business, Alex. Brown is regularly engaged in the valuation of businesses and securities in connection with negotiated underwritings, mergers and acquisitions, private placements and valuations for corporate and other purposes. Alex. Brown was retained by the Company for, among other things, Alex. Brown's expertise in financial matters in general and in the environmental services industry in particular.

     Pursuant to a letter agreement dated November 8, 1994 (the "Engagement Letter"), the Company paid Alex. Brown (i) an engagement fee in the amount of $50,000 upon the execution of the Engagement Letter, (ii) a fairness opinion fee in the amount of $250,000 in connection with the delivery of the fairness opinion to the Board of Directors and will pay an additional fee of $100,000 upon closing of the transactions contemplated by the Reorganization Agreement, with such fee being contingent upon the Closing. Under the Engagement Letter, the Company has agreed to reimburse Alex. Brown for its reasonable out-of-pocket expenses (including legal fees) and to indemnify Alex. Brown against certain liabilities.


     The Company has engaged Alex. Brown in connection with certain previous transactions, including as co-managing underwriter for the public offering of Common Stock by the Company in December 1993 and for other financial advisory services in the summer of 1994. Alex. Brown received customary underwriting discounts in connection with such offering. Alex. Brown also received a $50,000 retainer in connection with acting as a financial advisor to the Company with regard to the identification of, and certain advisory services relating to the acquisition candidate that the Company had discussions with during the summer of 1994 which was never consummated. Except as disclosed above, Alex. Brown has not received any other compensation for services rendered to the Company or its affiliates during the past two years. In the ordinary course of its business, Alex. Brown and its affiliates may hold positions in equity and/or debt securities of the Company and Rust and, accordingly, may at any time hold a long or short position in such securities.


ENGAGEMENT OF LAZARD FRERES

     Following the resignation of Lehman Brothers, and at the request of the Board of Directors, the Company also engaged the investment banking firm of Lazard Freres to provide additional advice to the Board of Directors of the Company in connection with the negotiation of the transactions contemplated by the Reorganization Agreement including, without limitation, the terms and conditions of the Standstill Agreement in connection with but did not request that Lazard Freres provide a fairness opinion. Pursuant to a letter agreement dated November 11, 1994, the Company paid Lazard Freres a financial advisory fee in the amount of $300,000, which amount represents all fees paid by the Company to Lazard Freres during the past two years. Under such engagement letter, the Company has agreed to reimburse Lazard Freres for its reasonable out-of-pocket expenses (including legal fees) and to indemnify Lazard Freres against certain liabilities.

CERTAIN EFFECTS OF THE PROPOSED TRANSACTION


     As a result of the Merger, the Company will become the largest provider of on-site environmental remediation services in the United States. Following the completion of the transactions set forth in the Reorganization Agreement, the Company will be owned approximately 38% by Rust and the rest by the existing shareholders of the Company. Pursuant to the Standstill Agreement described under "DESCRIPTION OF THE TRANSACTION -- Standstill and Non-Competition Agreement," WMX and its affiliates have agreed to certain restrictions on its voting, acquisition and disposition of Company Common Stock.


ACCOUNTING TREATMENT

     The Merger is expected to be recorded using the purchase method of accounting for financial reporting purposes. The Company will determine the cost of the Merger in accordance with generally accepted accounting principles.

     The Company is currently evaluating whether it will incur any significant costs for restructuring its organization and operations upon consummation of the Merger. Such costs would be recorded as a restructuring charge and may include the costs of closing certain of the Company's offices and other non-recurring expenses related to such restructuring.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary describes certain federal income tax consequences of the Merger.

     The Company will not realize any gain or loss from the issuance of Common Stock to Rust in the Merger.

     The Company's adjusted basis in each of the assets of the Division (including non-depreciable intangible assets such as goodwill) will be determined by allocating the total consideration paid by the Company among the assets in accordance with allocation rules prescribed by the Internal Revenue Code and the Treasury Regulations thereunder. For these purposes, the total consideration paid by the Company will include the Common Stock issued to Rust and any liabilities of the Division assumed by the Company. The Company's holding period in the assets will commence on the date of the acquisition of the Division.

     THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE INTERNAL REVENUE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS PROMULGATED THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. NO INFORMATION IS PROVIDED IN THIS PROXY STATEMENT WITH RESPECT TO THE TAX CONSEQUENCES, IF ANY, OF THE PROPOSED ACQUISITION OF THE DIVISION UNDER APPLICABLE FOREIGN, STATE AND LOCAL LAWS.

                          THE REORGANIZATION AGREEMENT

     The following summarizes certain provisions contained in the Reorganization Agreement attached hereto as Appendix B. Such summary is qualified in its entirety by reference to the Reorganization Agreement.

GENERAL

     The Reorganization Agreement was entered into on December 5, 1994 by and among Remedial, Enclean (the "Rust Subsidiaries") Rust, Environmental and the Company. Immediately prior to the consummation of the transactions set forth in the Reorganization Agreement (the "Closing"), the Rust subsidiaries will transfer the environmental remediation services business of Rust to Environmental which shall at the Closing be merged with and into OHMR, a wholly-owned subsidiary of the Company. The assets transferred to Environmental shall include (i) all right, title and interest in and to the properties, business and assets reflected on the balance sheet of the Division at September 30, 1994 (the "Division Balance Sheet") and (ii) all other assets whether real, personal, tangible or intangible, wherever located as are presently used solely in the environmental remediation services businesses of the Division. The Transferred Assets shall not include (i) assets set forth on an excluded assets schedule including certain intellectual property and related technology, labor union agreements and certain accounts receivable, (ii) assets relating to certain specific projects, and (iii) the right to the name "Rust" for longer than a transitional period. The assumed liabilities include all liabilities and obligations of the Division other than the excluded liabilities which include
(i) liabilities arising under the Reorganization Agreement, (ii) one-half of all expenses, taxes, etc. imposed by a governmental entity and arising out of the acquisition, (iii) all expenses of Rust arising out of the transaction, (iv) liabilities resulting from the projects excluded from the Transferred Assets, and (v) expenses arising out of the excluded assets.

     In connection with the Merger, the shares of Environmental will be converted into the right to receive an aggregate of 10,368,000 shares of Common Stock or approximately 40% of the Common Stock outstanding following the consummation of the transactions contemplated by the Reorganization Agreement. OHMR will survive the Merger, Environmental's separate corporate existence shall cease, and Environmental's stockholders shall receive a distribution of the Company's Common Stock.

ADJUSTMENTS

     The Reorganization Agreement requires that the Transferred Assets be adjusted in certain circumstances as of the Closing Date based on the Closing Price. If the Closing Price is between $6.00 per share and $8.00 per share, Rust shall retain certain receivables with a book value equal to the difference between $8.00 per share and the Closing Price multiplied by 10,368,000, but not to exceed a value of $20,000,000.

     If the Closing Price is greater than $9.65 per share, Rust shall pay to the Company at the Closing, an amount, in cash, equal to the amount by which the Closing Price exceeds $9.65 per share multiplied by 10,368,000, but not more than $20,000,000 in the aggregate.

     If the Closing Price is between $8.00 per share and $9.65 per share, no adjustments will be made. If the Closing Price is less than $6.00 per share, Rust may, at its option, determine not to consummate the transactions contemplated in the Reorganization Agreement.

     Finally, the Reorganization Agreement also provides that prior to the Closing, the Company shall conduct environmental assessments of certain of the real property to be transferred to the Company and if such assessments are not satisfactory to the Company such real estate shall not be included in the Transferred Assets.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company has made certain representations and warranties in the Reorganization Agreement concerning (i) customary corporate matters, (ii) the absence of a conflict between the Reorganization Agreement and certain specified agreements and other instruments, (iii) the absence of regulatory approvals required in connection with the transactions contemplated by the Reorganization Agreement, (iv) the absence of litigation pertaining to the transactions contemplated by the Reorganization Agreement, (v) certain of the Company's patents and trademarks, (vi) the capitalization of the Company, (vii) the accuracy of the Company's filings made or to be made with the Securities and Exchange Commission (the "Commission"), and (viii) the absence of certain material adverse events since the date of the Company's most recent Form 10-Q filed with the Commission.

REPRESENTATIONS AND WARRANTIES OF RUST

     Rust, Remedial, Enclean and Environmental, have made certain representations and warranties in the Reorganization Agreement concerning (i) certain customary corporate and securities law matters, (ii) the absence of a conflict between the Reorganization Agreement and certain specified agreements and other instruments (iii) the absence of regulatory approvals required in connection with the transactions contemplated by the Reorganization Agreement,
(iv) the absence of litigation pertaining to the Division except as described,
(v) title to the assets of the Division and authority to own and lease the Division's properties, (vi) the accuracy of certain financial statements of the Division, (vii) various aspects of the business of the Division, including operations in the ordinary course of business, (viii) the absence of certain material adverse events since the date of the Division Balance Sheet, (ix) certain patents, trademarks, copyrights and franchises, (x) compliance with the law, courts and governmental orders, including environmental laws, (xi) compliance with all regulatory requirements relating to or arising from government contracting projects, (xii) the absence of undisclosed liabilities,
(xiii) certain project contracts and commitments, (xiv) the collectability of accounts receivable and inventories, (xv) the extent of the Division's interests in real and personal property, and (xvi) certain employee benefit plans and labor contracts.

CERTAIN COVENANTS OF THE COMPANY

     The Company has made certain pre-Closing covenants in the Reorganization Agreement, including (i) conducting its business in the ordinary course, (ii) using its best efforts to consummate the transactions contemplated by the Reorganization Agreement and (iii) affording Rust access to the Company's plants, properties and records.

     The Company has also made a post-Closing covenant to offer employment to substantially all of the Division's active employees on the same terms and conditions and with the same benefits as employees of the Company with the same seniority. The Company has no obligation to assume any labor contract or employee benefits plan of the Division or Rust.

CERTAIN COVENANTS OF RUST

     Rust has made certain pre-Closing covenants in the Reorganization Agreement, including (i) conducting the business of the Division in the ordinary course of business, (ii) not entering into discussions or negotiations with any other person concerning the sale of all or any substantial part of the Division,
(iii) using its best efforts to consummate the transactions contemplated by the Agreement, and (iv) affording the Company access to Rust's plants, properties and records.

     Rust has also made certain post-Closing covenants in the Reorganization Agreement, including (i) paying one-half of all costs and expenses incurred within 180 days after the Closing in connection with the closing of certain of the Division's offices and certain other costs of the Merger; provided that such payment does not exceed $500,000 in the aggregate, and (ii) assisting the Company in obtaining employment agreements between the Company and certain key employees.

     The Reorganization Agreement provides financial covenants with respect to certain enumerated projects of the Division. With respect to certain of those projects, Rust has agreed to transfer to Environmental, as part of the Transferred Assets, an account receivable of Rust in an amount equal to the book value of the project receivables, in substitution for the actual project receivables, although the Company and Rust have a preliminary oral agreement that the present value of such receivable may be paid at Closing. Rust's substituted receivable will be payable on the earlier of collection of all or part of the project receivables or the date one year from the Closing Date. With respect to other projects, Rust has agreed to retain sole responsibility for ongoing project work, with the Company acting as subcontractor to Rust at certain agreed upon rates. Risk of loss on these projects remains with Rust. Finally Rust has agreed to reimburse the Company for any losses relating to one project, up to a specified limit.

CONDITIONS

     The obligation of the Company to effect the Closing is subject to the satisfaction of several conditions, including (i) the receipt of certain consents and approvals, including the approval of the shareholders of the Company for the issuance of Common Stock to Rust, (ii) the absence of certain material adverse changes with respect to the Division, (iii) delivery of certified resolutions of Rust's Board of Directors authorizing the transactions contemplated by the Reorganization Agreement, (iv) the receipt by the Company of the right to cause WMX to guarantee indebtedness of the Company, up to $75,000,000, for a period of five years after the Closing upon satisfaction of certain conditions, (v) the execution and delivery by WMX, Rust and the Company of the Standstill and Non-Competition Agreement, (vi) the Company having received a fairness opinion from a recognized investment banking firm with respect to the transactions contemplated by the Reorganization Agreement, and
(vii) the execution and delivery of the Merger Agreement.

     The obligation of Rust to effect the Closing is subject to the satisfaction of several conditions, including (i) the receipt of certain consents and approvals, including the approval of the shareholders of the Company for the issuance of Common Stock, (ii) the absence of certain material adverse changes in the business of the Company, (iii) delivery by the Company's Board of Directors of resolutions authorizing the transactions contemplated by the Reorganization Agreement, (iv) the execution and delivery of the Merger Agreement, (v) the receipt by the Company of waivers by certain of the Company's executive officers of their rights under certain change in control employment agreements with respect to the Merger, and (vi) that the Closing Price shall not be less than $6.00 per share.

CERTAIN BUSINESS AGREEMENTS

     The Reorganization Agreement provides for certain specified business agreements between Rust and the Company. First, Rust agrees that the Company will provide certain environmental remediation services under Rust's TERCs in exchange for a proportion of all fees earned under such contracts. Also, Rust agrees to take all actions necessary to maintain after the Closing all existing payment, performance and surety bonds on the Division's projects. The Company has agreed to indemnify and hold Rust and its subsidiaries and affiliates harmless from any loss incurred as a result of any payment which might be made by a surety under such bonds related to the activities of the Company following the Closing. Rust also agreed under the Reorganization

Agreement to assist the Company following the Closing in securing discounts and favorable pricing from WMX vendors.

INDEMNIFICATION

     The Reorganization Agreement provides that Rust will indemnify the Company from and against all losses incurred or suffered by the Company (i) resulting from inaccurate representations or warranties relating to (a) Rust's having good title to the assets or (b) any contamination caused by Rust or its subsidiaries on the Division's Hawaiian Remediation & Recycling Facility in Kapolei, Hawaii,
(ii) resulting from any default in the performance of any of the covenants or agreements made by Rust (including any of its affiliates) in the Reorganization Agreement or any of the other agreements contemplated by the Reorganization Agreement, (iii) arising from, resulting from or relating to the activities of the Division or ownership and use of the assets comprising the Division prior to August 1, 1993 with respect to Transferred Assets previously owned by Enclean and January 1, 1993 for all other assets, other than certain project losses incurred in the ordinary course of performance, or (iv) arising out of the Excluded Liabilities.

     The Reorganization Agreement provides that the Company will indemnify Rust from and against all losses incurred or suffered by Rust resulting from (i) any default in the performance of any of the covenants or agreements made by the Company in the Reorganization Agreement or any of the other agreements contemplated by the Reorganization Agreement, or (ii) arising from the Assumed Liabilities.

TERMINATION

     The Reorganization Agreement may be terminated prior to the Closing by (i) either the Company or Rust in the event of a material default or a material breach by the other with respect to the due and timely performance of any of its covenants, agreements or inaccurate representations and warranties, which default or inaccuracy cannot be cured, (ii) the mutual consent of each of the Company and Rust, or (iii) either the Company or Rust if the Closing does not occur, other than through the failure of the terminating party to fulfill its obligations under the Reorganization Agreement, on or before September 30, 1995 or such later date as the parties may agree.

STANDSTILL AND NON-COMPETITION AGREEMENT

     In connection with the transactions contemplated by the Reorganization Agreement, the Company, WMX and Rust will enter into the Standstill Agreement to provide for certain arrangements with respect to the ownership and voting of Common Stock by the WMX Group, including an aggregate ownership limit of 40% of the Voting Securities or such lesser percentage as shall constitute the Ownership Limit. The Standstill Agreement provides that no member of the WMX Group will acquire any of the Company's Voting Securities other than (i) pursuant to the Reorganization Agreement, or (ii) acquisitions that do not result in the WMX Group's beneficial ownership of more than the Ownership Limit. If the Ownership Limit is exceeded, the WMX Group shall dispose of an appropriate amount of Voting Securities to decrease its ownership to less than or equal to the Ownership Limit. The WMX Group, however, shall not be obligated to dispose of Voting Securities if the increase above the Ownership Limit is a result of (i) an action by another person, such as a recapitalization or a repurchase by the Company of Common Stock, or (ii) stock dividends or other distributions.

     The Standstill Agreement provides that the WMX Group shall vote its Common Stock (a) for the Company's nominees to the Board of Directors selected by a majority of the Non-Rust Directors and (b) on all other matters either in accordance with the recommendations of the majority of the Non-Rust Directors, or, if no recommendation is made, in the same proportion as other shareholders of the Company shall vote.

     The WMX Group further agrees under the Standstill Agreement not to (i) deposit its Common Stock into a voting trust or subject it to any voting arrangement, (ii) solicit proxies in opposition to any matter recommended by a majority of the Non-Rust Directors, (iii) participate in a group for the purpose of acquiring, holding, voting or disposing of Voting Securities, or (iv) solicit a tender offer or business combination in which Voting Securities would be acquired. The Standstill Agreement also limits the ability of the WMX Group to transfer its Common Stock and provides for a legend on the shares which references the Standstill Agreement.

     The above provisions of the Standstill Agreement relating to the Voting Securities will remain in effect until the earlier to occur of either (i) the Company failing to meet its reimbursement obligations with respect to a draw on the WMX Guarantee or (ii) the WMX Group no longer owning 20% of the Voting Securities and failing to exercise the anti-dilution option referred to below ("Term of the Agreement").

     Under the Standstill Agreement, the Company grants the WMX Group an option to purchase additional Common Stock any time the WMX Group's beneficial ownership falls below 20% so as to raise its holdings to no more than 21% of the outstanding shares of Common Stock (the "Anti-Dilution Option"). The price of such additional Common Stock shall be the average closing price per share measured by the five trading days prior to the exercise date of the Anti-Dilution Option.

     The Standstill Agreement provides that for so long as the WMX Group owns at least 20% of the outstanding Voting Securities, the WMX Group shall take all actions within its control to include at least three independent directors on the Company's Board. In addition, the Standstill Agreement provides that, (i) immediately following the Closing, the Company shall elect to its Board of Directors three designees of Rust, and (ii) thereafter, for so long as the WMX Group owns at least 20% of the outstanding Voting Securities of the Company or so long as the Anti-Dilution Option has not expired, the Company will include a number of qualified Rust designees acceptable to the Company, as nominees to the Board of Directors such that the percentage of the Board of Directors proposed to be comprised of such WMX Group designees is proportionately equal (to the lowest whole directorship) to the WMX Group's percentage ownership in the Company.

     Whether or not the Term of the Agreement has expired, the WMX Group also agrees that so long as the WMX Group owns 20% of the outstanding Voting Securities, no member of the WMX Group shall purchase or otherwise acquire any Voting Securities unless (i) the purchase is pursuant to an offer for all outstanding shares at the same price, (ii) the purchase is approved by either
(a) the independent directors or (b) a majority of the outstanding Voting Securities, other than those owned by the WMX Group and certain other shareholders, at a meeting of shareholders called pursuant to the Control Share Acquisition provisions in Article V of the Company's Amended and Restated Articles of Incorporation.

     Subject to certain limited exceptions, WMX and Rust and their respective subsidiaries (other than WTI and Waste Management International plc and their respective subsidiaries) have agreed for a period of seven years not to engage in North America in the business of providing field services for the on-site remediation of hazardous waste, radioactive materials, mixed waste, waste contaminated with petroleum, hydrocarbons, crude oil, PCBs, or any "Hazardous Substances" as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA").

     The Standstill Agreement also provides that for so long as the WMX Group owns at least 20% of the outstanding Voting Securities, WMX agrees that the Company shall be a preferred provider of certain environmental remediation services to WMX and its affiliates. Rust also agrees to provide the Company access to and the services of its engineering, consulting, design and project management services personnel on the same basis and at the same cost as Rust provides them to WMX and its affiliates. In addition, for so long as the WMX Group owns at least 20% of the outstanding Voting Securities, the Company agrees that WMX shall be a preferred provider of engineering, consulting and design and environmental and waste management services.

THE MERGER AGREEMENT

     In connection with the Reorganization Agreement, Rust and the Company have agreed to cause their respective subsidiaries, Environmental and OHMR, to enter into the Merger Agreement. Pursuant to the Reorganization Agreement Rust, Remedial and Enclean shall transfer all of the Transferred Assets and Transferred Liabilities to Environmental, a wholly-owned subsidiary of Remedial. Pursuant to the Merger Agreement, Environmental shall merge with and into OHMR with OHMR being the surviving corporation. The Merger shall become effective upon filing of the appropriate certificates with the Secretaries of State of Ohio and Delaware.

                                  THE COMPANY

GENERAL

     The Company is one of the largest providers, on the basis of revenues, of technology-based, on-site hazardous waste remediation services in the United States. The Company and its predecessors have been in the environmental services business since 1969. Over time the Company developed emergency response cleanup and planned remediation capabilities. The Company has successfully completed over 19,000 projects involving contaminated groundwater, soil and facilities.

     The Company provides a wide range of environmental services, primarily to large chemical, petroleum, transportation and industrial companies, and to government agencies. The Company has worked for most of the Fortune 100 industrial companies, the Environmental Protection Agency (the "EPA"), the Department of Defense (the "DOD") (including the U.S. Army Corp of Engineers ("USACE") and the U.S. Departments of the Air Force and Navy), the Department of Energy ("DOE") and a number of state and local governments. The Company specializes in applying a full spectrum of on-site technologies, including biological, chemical, physical, soil vapor extraction and thermal technologies, to remediate hazardous and industrial wastes on both a planned and an emergency response basis. In 1994, planned services represented approximately 95% of net revenues and emergency response services represented approximately 5% of net revenues. Although the Company primarily performs technology-based, on-site remediation services, it also offers a broad range of other services, including site assessment, engineering, remedial design and analytical testing. Service is provided through 29 regional offices, one fixed laboratory at its headquarters in Findlay, Ohio, nine mobile laboratories, and more than 3,000 pieces of mobile treatment and related field equipment.

     In response to what the Company perceived as increased opportunities in the field of on-site hazardous waste remediation services, since 1990 the Company has substantially completed a program to divest itself of or reduce its ownership in its nonremediation businesses in order to focus on its core remediation business. In 1991 the Company sold its three commercial testing laboratories for $12.9 million and completed the write-off of its investment in Concord, a joint venture with Consolidated Rail Corporation which owned and operated fixed-base hazardous waste facilities. In 1993 the Company sold its fixed-base hazardous waste treatment and storage facility for $14.6 million and the Company's investment in NSC was reduced from 70% to 40% as a result of NSC's purchase of the asbestos abatement division of Brand in exchange for NSC's industrial cleaning and maintenance business and the issuance of 4,010,000 shares of NSC's common stock.

OHM'S ENVIRONMENTAL REMEDIATION SERVICES

     The Company assists its clients by providing comprehensive on-site treatment of toxic materials and hazardous wastes. By applying a broad range of biological, chemical, physical, soil vapor extraction and thermal treatment technologies, the Company performs on-site treatment and remediation services for the control, detoxification, decontamination, and volume reduction of hazardous and toxic material. Accordingly, the Company has designed a wide range of modular mobile treatment equipment, which can be used on-site, either independently or in a system, for removing, detoxifying, reducing the volume of, or stabilizing contaminants. This equipment includes thermal destruction units, dewatering presses, filters, separators, ion exchangers, stripping systems and mobile process equipment which apply various physical, chemical and biological technologies to remediate contaminants. Since 1970, the Company has completed over 19,000 projects throughout the United States, cleaning up hazardous wastes, removing toxic chemicals from groundwater, and cleaning facilities of contaminants. Since the disposition by the Company in early 1993 of its interest in OHM Resource Recovery Corp., the operator of a hazardous waste treatment and disposal facility, the Company does not own or operate any hazardous waste disposal sites or other off-site waste treatment or disposal facilities. The Company generally coordinates through licensed subcontractors the transportation and disposal of any hazardous waste which is not remediated on-site.

     The Company endeavors to offer clients an increasingly broad array of on-site treatment services, either on a planned or emergency basis, from its 29 regional offices located throughout the country. On-site environmental remediation services provided by the Company include:

     - Treatment, stabilization or removal of contaminants;

     - Decontamination of industrial facilities;

     - Assessment, characterization and treatment of contaminated soil and/or groundwater;

     - Surface impoundment restoration, including volume reduction, stabilization and closure of contaminated lagoons;

     - Management of underground and aboveground storage tanks;

     - Design, engineering, fabrication, installation and operation of on-site treatment equipment; and

     - Emergency response to virtually any kind of industrial or transportation-related accident involving hazardous waste or materials.

     The Company undertakes these projects on both a planned basis, which is scheduled in advance, and an emergency basis, which is performed in direct response to spills, fires and industrial accidents. The Company places its emphasis upon planned work because of its more predictable resource requirements, and because of its larger potential market. In 1994, planned projects accounted for 95% of the Company's net revenues.

     The Company believes that professional project management and cost accounting systems are key factors in ensuring that projects are accurately and successfully completed on time and within prescribed cost estimates. The Company's project management structure combines the various functional areas performing work at the project, including technical, engineering, administrative and accounting specialists, into a coordinated team, reporting directly to the project manager. The project manager's responsibility for scheduling and project completion allows technical and operations specialists to operate efficiently with fewer distractions.

     The Company also believes that professional project management is a critical element in limiting the significant risks and potential liabilities involved in environmental remediation projects due to the presence of hazardous and toxic substances. The Company has adopted a number of risk management policies and practices including special employee training and health monitoring programs. The Company's health and safety staff establish a safety plan for each project prior to the initiation of work, monitor compliance with the plan and administer the Company's medical monitoring program. The Company believes it has an excellent overall health and safety record.

TREATMENT TECHNOLOGIES

     Designing, developing and implementing solutions to environmental hazards requires an interdisciplinary approach combining practical field experience with remediation processes and technical skills in fields such as chemistry, microbiology, hydrogeology, fluid mechanics, thermodynamics, and geotechnical, biochemical and process engineering. The Company employs scientific and engineering professionals in the environmental services field who enhance the Company's ability to effectively participate in larger, more technically complex remediation projects.

     The Company has significant experience in the commercialization and practical field application of new and existing technologies for the treatment of hazardous wastes, with emphasis on the further development and application of existing technologies. To provide direct support for its efforts to place innovative technology in the field, in 1973, the Company built its own equipment fabrication facility; in 1978, the Company built a laboratory dedicated to developing commercial applications of biological treatment of hazardous wastes; and in 1993, built a treatability laboratory to support testing and enhancement of a broad range of innovative technology applications. In 1986, the Company formally organized its technology application efforts through the creation of its Technology Assessment and Commercialization ("TAC") group. The TAC group studies emerging technologies in the laboratory and, through pilot scale studies, provides scientific and engineering support for full-scale commercial remediation. The Company also provides technology development services under contract to its clients.

     The following represent the principal technologies used by the Company for remediation projects:

     - BIOLOGICAL REMEDIATION: The Company's biological treatability laboratory designs and tests bioremediation techniques for treating hazardous waste. Biological treatment technologies generally utilize enhanced microbiological activity to decompose and detoxify contaminants, often using a site's natural flora to remediate a problem. The Company's biological laboratories can "feed" the microorganisms that destroy the pollutant so that they grow at a faster rate than would occur in nature. The Company has developed considerable expertise in transferring innovative bioremediation techniques from the laboratory to the field, having performed more than 48 full-scale bioremediation projects since 1976, and is considered one of the country's most experienced providers of this emerging technology. The Company utilizes the following biological treatment technologies:

        Anaerobic Digestion Vessel -- degradation of organic contaminants in the absence of air.

        Trickling Filters -- secondary treatment on large-scale treatment applications to enhance the oxygenation process.

        Activated Sludge Reactor -- treatment utilizing holding tanks to enhance biological degradation.

        Submerged Fixed Reactor Vessel -- combines a trickling filter and an activated sludge reactor for more efficient degradation of contaminants.

        Aeration Lagoons -- secondary or tertiary treatment to remove carbon, nitrogen or phosphorous.

     - CHEMICAL TREATMENT: The Company's mobile chemical treatment equipment utilizes the following technologies:

        Carbon Adsorption -- passage of a liquid or vapor discharge stream through a bed of activated carbon which adsorbs certain contaminants.

        Oxidation/Reduction -- conversion of complex components of the wastestream into simpler, less toxic materials through addition of oxidizing or reducing agents such as ozone, hydrogen peroxide and sodium bisulfate.

        Clarification/Flocculation -- addition of chemicals which bond with dissolved metals to form insoluble products which separate through settling techniques.

        Ion-Exchange -- ion-exchange resins used for the selective removal of heavy metals and hazardous ions.

        Ultra-Violet Treatment -- use of ultra-violet light to kill pathogens and weaken strong bonds associated with some organic chemicals.

     - PHYSICAL TREATMENT: The Company's physical treatment technologies generally involve removal of contaminants through osmosis, settlement or filtration. The Company's mobile physical treatment equipment utilizes the following technologies:

        Heated Volatile Stripping -- removal of contaminants with low boiling points by passage of air under pressure through the wastestream.

        Fume Scrubbing -- passage of a vaporized stream through an aerosol spray to remove contaminant particles from the vapor stream.

        Immiscible Fraction Separation -- removal of a component of a wastestream which is immiscible in water through settling techniques.

        Mixed Media Filtration -- removal of suspended particles by passage through selected filter media.

     - SOIL VAPOR EXTRACTION AND SOIL FLUSHING: The Company has applied several innovative technologies, known generally as soil vapor extraction and soil flushing, based on a patent granted in 1984 for a portable method of soil decontamination above or below the groundwater table. The technologies generally involve the use of a system of pressurized injection and vacuum extraction wells to induce a pressure gradient and a fluid flow to extract contaminants and treat them in-situ or in an aboveground system. The technologies can be used to remove contaminants in soils and groundwater, in-situ or ex-situ, and can be combined with bioremediation to treat mixtures of volatile and non-volatile contaminants.

     - THERMAL TREATMENT: The Company's thermal treatment technologies include infrared incineration, rotary kiln technology and thermal desorption. Infrared incineration uses electric powered resistance heaters as a source of radiant heat for removal and destruction of hazardous organic contaminants. Rotary kiln incineration is the traditional incineration process for destroying organic hazardous waste constituents in a refractory lined rotating kiln. Thermal desorption is a thermal treatment technology which uses heat to remove volatile compounds from a waste without oxidation of the compounds. The Company has established a thermal treatment engineering group to assess, develop and commercialize thermal technologies for on-site remediation. The Company provides incineration services through three thermal destruction units which can be moved directly onto a project site involving PCBs or other toxic organics. The Company has successfully completed five large-scale, on-site incineration projects with its mobile infrared unit. The Company has constructed a 30 tons per hour state-of-the-art mobile treatment system that will be used for its Baird & McGuire Superfund site remediation project.

FOCUS ON LARGER PROJECTS AND GOVERNMENT CONTRACTS

     Recently, the Company has pursued larger projects as a method to achieve a more predictable revenue stream, more consistent utilization of equipment and personnel, and greater leverage of sales and marketing costs. Historically, the Company relied most heavily on private sector remediation projects in the Northeast and Midwest that typically involved planned cleanups of sites that were contaminated in the normal course of manufacturing activity and emergency cleanups of oil or chemical spills. Contract values typically were less than $1 million in size and less than one year in duration. While this type of remediation activity still comprises a majority of the work performed by the Company, it now aggressively targets more complex, multi-million dollar, multi-year private sector and government site-specific and term contracts. As a result of its shift in project focus, since the beginning of 1991 the Company has been awarded a number of large, site-specific contracts which, in some cases, may require several years to complete. Larger, site-specific projects may offer the Company the opportunity to realize margins higher than on other types of contracts, but also impose heightened risks of loss in the event that actual costs are higher than those estimated at the time of bid due to unanticipated problems, inefficient project management, or disputes over the terms and specifications of the contracted performance.

     Since the beginning of 1991, the Company has been awarded 18 government term contracts with potential values ranging from $10 million to $250 million and terms ranging from three to ten years. Such government term contracts typically are performed by completing remediation work under delivery orders, issued by the contracting government entity, for a large number of small- to medium-sized projects throughout the geographic area covered by the contract. Such government term contracts do not represent commitments with respect to the amount, if any, that will actually be expended pursuant to such contracts, may generally be cancelled, delayed or modified at the sole option of the government, and are subject to annual funding limitations and public sector budget constraints. Accordingly, such government contracts represent the potential dollar value that may be expended under such contracts, but there is no assurance that such amounts, if any, will be actually spent on any projects, or of the timing thereof.

     For the year ended December 31, 1994, 64.5% of the Company's gross revenues were derived from federal, state and local government contracts. The Company expects that the percentage of its revenues attributable to such government clients may continue to grow and represent a greater portion of its revenues. In addition to its dependence on government contracts, the Company also faces the risks associated with such contracting, which could include substantial civil and criminal fines and penalties. As a result of its government contracting business, the Company is, has been and may in the future be subject to audits and investigations by government agencies. In addition to potential damage to the Company's business reputation, the failure by the Company to comply with the terms of any of its government contracts could also result in the Company's suspension or debarment from future government contracts for a significant period of time. The fines and penalties which could result from noncompliance with appropriate standards and regulations, or the Company's suspension or debarment, could have a material adverse effect on the Company's business, particularly in light of the increasing importance to the Company of work for various government agencies. See "THE COMPANY -- Legal Proceedings."

ENVIRONMENTAL CONTRACTOR RISKS

     Although the Company believes that it generally benefits from increased environmental regulations, and from enforcement of those regulations, increased regulation and enforcement also creates significant risks for the Company. The assessment, remediation, analysis, handling and management of hazardous substances necessarily involve significant risks, including the possibility of damages or injuries caused by the escape of hazardous materials into the environment, and the possibility of fines, penalties or other regulatory action. These risks include potentially large civil and criminal liabilities for violations of environmental laws and regulations, and liabilities to customers and to third parties for damages arising from performing services for clients, which could have a material adverse effect on the Company.

     Potential Liabilities Arising Out of Environmental Laws and
Regulations. All facets of the Company's business are conducted in the context of a rapidly developing and changing statutory and regulatory framework. The Company's operations and services are affected by and subject to regulation by a number of federal agencies including the EPA, the Occupational Safety and Health Administration ("OSHA"), and, on limited occasions, the Nuclear Regulatory Commission, as well as applicable state and local regulatory agencies. (For a description of certain applicable laws and regulations, see "THE COMPANY -- Regulation.")

     Potential Liabilities Involving Clients and Third Parties. In performing services for its clients, the Company could potentially be liable for breach of contract, personal injury, property damage, and negligence, including claims for lack of timely performance and/or for failure to deliver the service promised (including improper or negligent performance or design, failure to meet specifications, and breaches of express or implied warranties). The damages available to a client, should it prevail in its claims, are potentially large and could include consequential damages.

     Environmental contractors, in connection with work performed for clients, also potentially face liabilities to third parties from various claims including claims for property damage or personal injury stemming from a release of hazardous substances or otherwise. Claims for damage to third parties could arise in a number of ways, including through a sudden and accidental release or discharge of contaminants or pollutants during the performance of services, through the inability, despite reasonable care, of a remedial plan to contain or correct an ongoing seepage or release of pollutants, through the inadvertent exacerbation of an existing contamination problem, or through reliance on reports prepared by the Company. Personal injury claims could arise contemporaneously with performance of the work or long after completion of the project as a result of alleged exposure to toxic substances. In addition, increasing numbers of claimants assert that companies performing environmental remediation should be adjudged strictly liable, i.e., liable for damages even though its services were performed using reasonable care, on the grounds that such services involved "abnormally dangerous activities."

     Clients frequently attempt to shift various of the liabilities arising out of remediation of their own environmental problems to contractors through contractual indemnities. Such provisions seek to require the Company to assume liabilities for damage or injury to third parties and property and for environmental fines and penalties. The Company has adopted risk management policies designed to address these problems, but cannot assure their adequacy. In addition, the Company generally coordinates through subcontractors the transportation of any hazardous waste which is not remediated on-site to a licensed hazardous waste disposal or incineration facility.

     Recently the EPA has constricted significantly the circumstances under which it will indemnify its contractors against liabilities incurred in connection with CERCLA projects.

DEPENDENCE ON ENVIRONMENTAL REGULATION

     Much of the Company's business is generated either directly or indirectly as a result of federal and state laws, regulations and programs related to environmental issues. Accordingly, a reduction in the number or scope of these laws and regulations, or changes in government policies regarding the funding, implementation or enforcement of such laws, regulations and programs, could have a material adverse effect on the Company's business.

MARKETS AND CUSTOMERS

     The Company provides its services to a broad base of clients in both the private and government sectors. Its private sector clients include large chemical, petroleum, manufacturing, transportation, real estate, electronics, automotive, aerospace and other industrial companies, as well as engineering and consulting firms. The Company has worked for a majority of the Fortune 100 industrial companies. Historically, the majority of the Company's private sector revenues were derived from projects with values typically less than $1 million in size and less than one year in duration. Net revenues from industrial clients for 1994 were $78.3 million and constituted 35.5% of the Company's net revenues.

     In the government sector, the market for the Company's services primarily consists of federal government agencies. The Company has been a prime contractor to the EPA since 1984 under Emergency Response Cleanup Services ("ERCS") contracts administered under the Superfund Removal Program. In addition, through site specific and term contracts, the Company provides its services to the DOD, including USACE, the U.S. Departments of the Navy, Air Force and Army, at DOE facilities and to state and local governments. Net revenues from government agencies in 1994 aggregated $142.0 million and accounted for 64.5% of net revenues, of which the USACE and the Department of the Navy accounted for approximately $56 million and 25.4% and $32.8 million and 14.9% of net revenues, respectively.

     At December 31, 1994, the Company had 259 Environmental Service Agreements in place with commercial customers and 14 with government customers. Under these agreements, which generally have terms of one to five years, the Company agrees to provide its services to customers upon request at stipulated prices.

SEASONALITY AND FLUCTUATION IN QUARTERLY RESULTS

     Quarterly results are subject to fluctuation due to a number of factors. The timing of the Company's revenues is dependent on its backlog, contract awards and the performance requirements of each contract. The Company's revenues are also affected by the timing of its clients' planned remediation activities which generally increase during the third and fourth quarters. Because of this change in demand, the Company's quarterly revenues can fluctuate, and revenues for the first and second quarters of each year have historically been lower than for the third and fourth quarters. Accordingly, results for any one quarter should not be considered indicative of results to be expected for any other quarter or for a full fiscal year.

COMPETITION

     The environmental services industry is highly competitive with numerous companies of various size, geographic presence and capabilities participating. The Company believes that it has approximately a dozen principal competitors in the environmental remediation sector of the environmental services industry and numerous smaller competitors. The Company believes that the principal competitive factors in its business are operational experience, technical proficiency, breadth of services offered, local presence and price. In certain aspects of the Company's environmental remediation business, substantial capital investment is required for equipment. Certain of the Company's competitors have greater financial resources, which could allow for greater investment in equipment and provide better access to bonding and insurance markets to provide the financial assurance instruments which are often required by clients. Additionally, the relatively recent entry of several aerospace and defense contractors, as well as large construction and engineering firms, into the environmental services industry has increased the level of competition. The Company believes that the demand for environmental services is still developing and expanding and, as a result, many small and large firms will continue to be attracted to the industry.

INSURANCE

     The Company's insurance program in effect from November 1, 1994 through October 31, 1995 includes primary commercial general liability coverage in the amount of $1,000,000 per occurrence/$2,000,000 aggregate, primary automobile liability coverage in the amount of $1,000,000 combined single limit, workers' compensation liability to statutory limits and employer's liability insurance of $1,000,000. The Company's primary insurance is in a deductible program with self-insured retentions equal to the limit of liability and up to $500,000 per occurrence for the Company's workers' compensation and employer's liability insurance coverage in most states. With respect to certain other states, the Company's workers' compensation and employer's liability insurance is provided under an arrangement with an insurance company pursuant to which the Company's captive insurance subsidiary (the "Captive") reinsures such policies and indemnifies the insurance carrier against all losses and costs of defense up to a self insured retention of $500,000 per occurrence. With respect to the Company's primary insurance coverages in effect prior to November 1, 1994, such coverages were also provided under a reinsurance arrangement pursuant to which the Captive reinsured the limits of each such policy (except for the worker's compensation policy with a self-insured retention of $500,000 per occurrence). The Company supports the indemnity commitment of the Captive with letters of credit provided under the Company's Revolving Credit Facility. The Company has caused to be issued $7,030,000 in letters of credit to support the Captive's existing or anticipated obligations to indemnify the insurance carrier, which amount is adjusted from time to time. From a risk management perspective, the deductible amounts under the Company's primary insurance policies and all policies reinsured by the Captive are, in effect, a self-insurance layer. Additionally, the Company has $40,000,000 excess liability policies insuring claims in excess of the primary insurance coverages described above. The Company also has other insurance policies with various self-insured retentions, including property coverage in the amount of $121,000,000, consultants' environmental liability coverage in the amount of $30,000,000 per claim and in the aggregate, and environmental impairment liability coverage in the amount of $5,000,000 with respect to the Company's fixed base laboratory facility.

     Although the Company believes its insurance program to be appropriate for the management of its risks, its insurance policies may not fully cover risks arising from the Company's operations. The exclusion of certain pollution and other liabilities from some insurance policies, or losses in excess of the coverage, may cause all or a portion of one or more losses not to be covered by such insurance. Further, the cost and limited availability of insurance has resulted in the Company's use of deductible programs and self-insurance through the Captive, thus exposing the Company to additional liabilities.

EMPLOYEES

     The Company had approximately 2,168 employees as of December 31, 1994. The Company is not party to collective bargaining agreements. The Company considers relations with its employees to be satisfactory.

PATENTS

     The Company currently owns two patents covering certain design features of equipment employed in its on-site remediation business. The first relates to a filtration system developed and used by the Company to remove pollutants from flowing creeks and streams and the second, known as a Portable Method for Decontaminating Earth, relates to a decontamination system used by the Company to remove contaminants from the soil through a process, commonly known as soil vapor extraction. Although the Company considers its patents to be important, they are not a material factor in its business.

REGULATION

     The environmental services business, including the remediation services segment of the industry, has benefited enormously from extensive federal and state regulation of environmental matters. On the other hand, the Company's environmental services are also subject to extensive federal and state legislation as well as regulation by the EPA, the Occupational Safety and Health Administration and applicable state and local regulatory agencies. All facets of the Company's business are conducted in the context of a rapidly developing and changing statutory and regulatory framework and an aggressive enforcement and regulatory posture. The full impact of these laws and regulations, and the enforcement thereof, on the Company's business is difficult to predict, principally due to the complexity of the relatively new legislation, new and changing regulations, and the impact of political and economic pressures. The assessment, remediation, analysis, handling and management of hazardous substances necessarily involve significant risks, including the possibility of damages or injuries caused by the escape of hazardous materials into the environment, and the possibility of fines, penalties or other regulatory action.

     The Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") addresses cleanup of sites at which there has been a release or threatened release of hazardous substances into the environment. CERCLA assigns liability for costs of cleanup of such sites and for damage to natural resources to any person who, currently or at the time of disposal of a hazardous substance, owned or operated any facility at which hazardous substances were disposed of; to any person who by agreement or otherwise arranged for disposal or treatment, or arranged with a transporter for transport for disposal or treatment of hazardous substances owned or possessed by such person for disposal or treatment by others; and to any person who accepted hazardous substances for transport to disposal or treatment facilities or sites selected by such persons from which there is a release or threatened release of hazardous substances. CERCLA authorizes the federal government both to clean up these sites itself and to order persons responsible for the situation to do so. In addition, under the authority of Superfund and its implementing regulations, detailed requirements apply to the manner and degree of remediation of facilities and sites where hazardous substances have been or are threatened to be released into the environment. CERCLA created the Superfund to be used by the federal government to pay for the cleanup efforts. Where the federal government expends money for remedial activities, it may seek reimbursement from the "potentially responsible parties." CERCLA imposes strict, joint and several retroactive liability upon such parties. Increasingly, there are efforts to expand the reach of CERCLA to make environmental contractors responsible for cleanup costs by claiming that environmental contractors are owners or operators of hazardous waste facilities or that they arranged for treatment, transportation or disposal of hazardous substances. Several recent court decisions have accepted these claims. Should the Company be held responsible under CERCLA for damages caused while performing services or otherwise, it may be forced to bear such liability by itself, notwithstanding the potential availability of contribution or indemnity from other parties. Although CERCLA's taxing authority expires December 31, 1995, EPA and congressional analysts concur that a sufficient surplus of unspent appropriated funds exist to run the program through mid-1997. The Company believes Superfund reauthorization hearings will begin this year and anticipates its reauthorization in 1995 or 1996.

     The Resource Conservation and Recovery Act of 1976, as amended in 1984 ("RCRA"), is the principal federal statute governing hazardous waste generation, treatment, storage and disposal. RCRA, or EPA-approved state programs at least as stringent, govern waste handling activities involving wastes classified as "hazardous." Under RCRA, liability and stringent operating requirements are imposed on a person who is either a "generator" or "transporter" of hazardous wastes, or an "owner" or "operator" of a hazardous waste treatment, storage or disposal facility. The EPA has issued regulations under RCRA for hazardous waste generators, transporters and owners and operators of hazardous waste treatment, storage or disposal facilities. These regulations impose detailed operating, inspection, training, emergency preparedness and response standards, and requirements for closure, continuing financial responsibility, manifesting, recordkeeping and reporting. The Company's clients remain responsible by law for the generation or transportation of hazardous wastes or ownership or operation of hazardous waste treatment, storage or disposal facilities. Although the Company does not believe its conduct in performing environmental remediation services would cause it to be considered liable as an owner or operator of a hazardous waste treatment, storage or disposal facility, or a generator or transporter of hazardous wastes under RCRA, RCRA and similar state statutes regulate the Company's practices for the treatment, transportation and other handling of hazardous materials, and substantial fines and penalties may be imposed for any violation of such statutes and the regulations thereunder.

     The Company's services are also utilized by its clients in complying with, and the Company's operations are subject to regulation under, among others, the following federal laws: the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act, the Occupational Safety and Health Act and the Hazardous Materials Transportation Act. In addition, many states have passed Superfund-type legislation and other statutes, regulations and policies to cover more detailed aspects of hazardous materials management.

     The Company, through its on-site treatment capabilities and the use of subcontractors, attempts to minimize its transportation of hazardous substances and wastes. However, there are occasions, especially in connection with its emergency response activities, when the Company does transport hazardous substances and waste. Such transportation activities are closely regulated by the United States Department of Transportation, the Interstate Commerce Commission, and transportation regulatory bodies in each state. The applicable regulations include licensing requirements, truck safety requirements, weight limitations and, in some areas, rate limitations and operating conditions.

BACKLOG AND POTENTIAL VALUE OF TERM CONTRACTS

     The following table lists at the dates indicated (i) the Company's backlog, defined as the unearned portion of the Company's existing contracts and unfilled orders, and (ii) the Company's term contracts, defined as the potential value of government term contracts (in thousands):

                                                                    DECEMBER 31,
                                                        ------------------------------------
                                                           1994          1993         1992
                                                        ----------     --------     --------
    Backlog...........................................  $  255,000     $201,000     $164,000
    Term contracts....................................   1,498,000      652,000      207,000
                                                        ----------     --------     --------
         Total contract backlog.......................  $1,753,000     $853,000     $371,000
                                                         =========     ========     ========

     Backlog. In accordance with industry practice, substantially all of the Company's contracts in backlog may be terminated at the convenience of the client. In addition, the amount of the Company's backlog is subject to changes in the scope of services to be provided under any given contract. The Company has not historically experienced any material contract terminations and generally experiences favorable changes in contract scope. The Company estimates that approximately 65% of the backlog at December 31, 1994 will be realized within the next year.

     Term Contracts. The significant increase in the potential value of term contracts since 1992 has resulted from the award of 18 government contracts ranging in size from $10,000,000 to $250,000,000 and with terms ranging from three to ten years. The majority of dollars awarded came from the U.S. Departments of the Navy, Army and Air Force. Such government term contracts typically are performed by completing remediation work under delivery orders, issued by the contracting government entity, for a large number of small- to medium-sized projects throughout the geographic area covered by the contract. The Company's government term contracts generally may be cancelled, delayed or modified at the sole option of the government, and typically are subject to annual funding limitations and public sector budget constraints. Accordingly, such government contracts represent the potential dollar value that may be expended under such contracts, but there is no assurance that such amounts, if any, will be actually spent on any projects, or of the timing thereof.

EQUITY INVESTMENTS

     NSC Corporation. NSC is the leading provider of asbestos abatement services to a broad range of commercial and industrial clients and government agencies throughout the United States. NSC provides services to abate, primarily through removal, the hazards associated with asbestos insulation and materials containing asbestos in large commercial and public buildings, and in connection with large industrial facility decontamination and decommissioning projects. In May 1993, the Company's investment in NSC was reduced from 70% to 40% as a result of NSC's purchase of the asbestos abatement division of Brand in exchange for its industrial cleaning and maintenance business and the issuance of 4,010,000 shares of NSC common stock. The Company owns 40% of NSC and accounts for NSC on the equity method. Rust owns another 40% of NSC, and the remaining 20% is publicly held.

PROPERTIES

     The Company currently owns property in four states and leases property in 19 states and the District of Columbia. The property owned by the Company includes approximately 26 acres in Findlay, Ohio, upon which are located the Company's 31,200 square foot corporate headquarters, a 39,600 square foot laboratory and technical facility, a 20,000 square foot support services facility, as well as its fabrication, maintenance and remediation service center facilities. The Company also owns remediation service centers in Covington, Georgia (approximately ten acres of land and an 8,200 square foot building), Clermont, Florida (approximately five acres of land and a 6,500 square foot building) and Baton Rouge, Louisiana (approximately ten acres of land and a 52,500 square foot building).

     The Company operates other offices and remediation service centers in the following states: Alaska, California, Colorado, the District of Columbia, Florida, Hawaii, Illinois, Iowa, Georgia, Massachusetts, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Tennessee, Texas, Virginia and Washington. All of these offices and service center facilities are leased. Under these leases, the Company is required to pay base rentals, real estate taxes, utilities and other operating expenses. Annual rental payments for the remediation service centers and office properties are approximately $2,600,000.

LEGAL PROCEEDINGS

     In October 1993, the Company was retained by Citgo Petroleum Corporation ("Citgo") for the removal of surface impoundment sludge at its Lake Charles, Louisiana refinery. Based on information provided to the Company by Citgo, the Company bid and was awarded a contract for approximately $28,600,000. During April 1994, the Company submitted to Citgo a request for a substantial equitable adjustment to the contract as a result of deficient project specifications provided by Citgo as well as other unplanned events controlled by Citgo. On April 29, 1994, Citgo filed a declaratory judgment action in the United States District Court for the Western District of Louisiana requesting a declaratory judgment that the Company is not entitled to additional compensation and requesting an order for specific performance requiring the Company to perform the contract. The financial statements of the Company as of December 31, 1994 reflect a claim receivable and other accounts receivable relating to performance of the Citgo project aggregating approximately $28,210,000. The Company's answer to the declaratory judgment action was filed on July 29, 1994, together with counterclaims against Citgo for negligent misrepresentation, breach of contract and quantum meruit seeking damages in excess of $35,000,000. Subsequent to filing of the Company's answer and counterclaim, Citgo amended its complaint seeking damages under the contract, which the Company believes approximates the amount of disputed accounts receivable that Citgo is currently withholding. In December 1994 Citgo filed a motion to allow it to file, and in January 1995 Citgo filed, a third party complaint against Occidental Oil and Gas Corporation and OXY USA, Inc. asserting various claims relating to their prior involvement with the Citgo site and its contract specifications.

     The Company was named in April 1994 as one of 33 third party defendants in a case titled United States of America v. American Cyanamid Company, Inc., et al., pending in the United States District Court for the Southern District of Virginia. This litigation arises out of Superfund cost recovery claims made against several potentially responsible parties ("PRPs") by the EPA for amounts in excess of $24,000,000 for response costs arising out of releases and threatened releases of hazardous wastes at the Fike Chemical, Inc. Superfund site (the "Site") in Nitro, West Virginia. The Company was retained as a response action contractor for the Site under contracts with the EPA and USACE. The third party complaint alleges that the Company was an operator of the Site during the remediation and that the Company caused releases or threatened releases of hazardous substances at the Site as a result of its negligent conduct, grossly negligent conduct or intentional misconduct. The third party complaint seeks damages and contribution from the Company and the other third party defendants. The Company has submitted claims for indemnification related to this lawsuit under its contract with the USACE and the EPA and has notified its contractors pollution liability insurance carrier. The Company believes the lawsuit is without merit, intends to vigorously defend against it and does not believe that it will have a material adverse effect on the results of future operations or financial condition of the Company. In May 1994 the Company learned a criminal and civil investigation had been commenced by the government relating to the Company's billings to the EPA and USACE and its work at the Site. The Company believes the investigation followed certain allegations made by the PRPs in defense of the main cost recovery action. The Company is cooperating with the investigation. See Note 15 to AUDITED FINANCIAL STATEMENTS -- The Company.

                                  THE DIVISION

HAZARDOUS AND RADIOACTIVE SUBSTANCE REMEDIATION SERVICES

     The Division is one of the largest providers of on-site remediation services, on the basis of revenues, in the United States. The Division, through its 962 employees at 13 locations nationwide, provides field services for the on-site remediation of hazardous waste, radioactive materials, mixed waste and hazardous substances to commercial customers in industrial, manufacturing, utility and nuclear sectors and to government clients, including the DOD and DOE in connection with such projects as the remediation of military bases and other government installations, the EPA in connection with CERCLA projects, and various state environmental agencies. In 1994, the Division's work for industrial customers constituted 88.5% of its gross revenues.

     The Division began operations as a division of CWM, a leading provider of hazardous waste management services, including transportation, treatment, resource recovery and disposal, and by 1990 CWM had expanded its capabilities to remediate sites contaminated with radioactive materials. Initially, the Division's business focused on the removal of hazardous wastes from customers' premises for treatment and disposal at off-site commercial facilities operated by CWM. In the early 1990's, however, the Division's customers increasingly elected on-site remediation in lieu of off-site treatment and disposal. On-site remedies typically require more extensive engineering technology as well as sophisticated project management skills. As the business demand moved towards on-site remediations, the Division was required to rapidly enhance its expertise in these areas.

     On January 1, 1993, in connection with the formation of Rust, WTI contributed primarily engineering, construction, environmental and infrastructure consulting, design and construction management services businesses and CWM contributed the Division, among other assets, to Rust. In part, CWM's contribution of the Division was motivated by CWM management's view that the Division's ability to compete successfully for large on-site remediation projects would be enhanced by closer integration with the businesses contributed by WTI.

     Rust instituted a variety of changes in management of the Division in order to enhance its ability to provide in situ remedies. Excess staff positions were eliminated, project management and project estimating skills were improved and the Division continued its shift in focus to on-site treatment of hazardous substances, in part drawing on the engineering capabilities resident in the Rust organization.

     The Division, had approximately $318 million, $228 million and $231 million in total consolidated revenues in 1992, 1993 and 1994, respectively, from the performance of hazardous and radioactive substance remediation services. The revenues and net income from remediation can fluctuate for interim periods and from year to year for a number of reasons, including (i) the demand for many of these services is seasonal (less activity during the winter months), (ii) the performance of such services on a given project may be affected by technical problems, labor shortages and disputes, weather, and delays caused by external sources, and (iii) changes in federal, state and local funding or enforcement priorities.

     The Division treats hazardous substances on-site using a variety of methods and technologies. When appropriate, the Division utilizes PY*ROX(R) mobile incineration technology to treat hazardous substances. In addition, the Division utilizes X*TRAX(R) and LT*X(R) units to perform thermal desorption services and its

PO*WW*ER(R) units to treat wastewater. The X*TRAX(R) and LT*X(R) systems are waste treatment processes that thermally separate organic contaminants from soils or solids with subsequent treatment of the organic vapor stream. Other methods utilized by the Division to treat hazardous substances on-site include sludge drying, soil washing, stabilization (in-situ and ex-situ), physical separation and to a lesser extent, bioremediation, which involves the breakdown of hazardous substances with microorganisms. The Division's hazardous substance remediation services also include the containment and closure of contaminated sites and the cleaning, relining and sealing of liquid containment and treatment ponds, lagoons and other surface impoundments.

     Contracts for remediation services may be negotiated with prospective clients or, especially in the case of governments and their agencies at the federal, state and local level, may be awarded on the basis of sealed bids which provide limited or no opportunity to vary the terms of the client's solicitation. The pricing provisions of such contracts may provide for the Division to be reimbursed for its costs incurred in performing specified work, plus a fee (which may be fixed or may vary based on the customer's evaluation of the Division's performance under the contract), or may require the Division to perform the work at fixed-unit or lump-sum prices. Contracts of the latter type involve risks such as the possibility of unforeseen delays, changes in regulations affecting the performance of services or production problems which may result in substantially increased costs being incurred by the Division without being assured of increased revenue.

     A substantial portion of the Division's hazardous substance remediation services contracts are performed on the basis of a combination of lump-sum payments and fixed-unit price terms. Remediation services generally contain two distinct elements -- mobilization and demobilization operations -- the scope of which permits reasonable estimation of costs prior to performance, and intermediate services which tend to be incapable of precise estimation prior to performance. In order to efficiently allocate the risks associated with performing such contracts, charges for mobilization and demobilization operations are commonly paid on a lump-sum basis (although they may be paid on a cost or time and materials basis) and charges for intermediate services such as hazardous substance identification, excavation, treatment and disposal are paid on a fixed-unit (e.g., per ton) price basis. The remaining hazardous substance remediation services contracts entered into by the Division are cost-plus contracts and time and materials contracts.

     Hazardous substance remediation services provided to the Division's private industry clients often involve the implementation of "records of decision" promulgated by the EPA in response to results of an EPA environmental analysis and investigation, which is sometimes performed in conjunction with client environmental personnel and, in some instances, an independent environmental consultant.

     The Division also performs work on large, comprehensive, federal government cost-plus contracts at federal government facilities, including military bases. Some of these services are or will be provided under DOE Environmental Restoration and Management Contracts ("ERMCs") and DOD TERCs. Although ERMCs and TERCs represent a relatively new trend in federal government contracting for the remediation of military bases and other government installations, the DOE has already indicated that it plans to discontinue the use of ERMCs in favor of agreements specifically tailored to the sites being remediated. The DOD and DOE are experimenting with awarding multi-disciplined remediation contracts to a single company capable of providing the management services necessary to oversee the entire project. The company selected is, in effect, the project's general contractor.

MARKETS AND CUSTOMERS

     The Division's services are primarily marketed by the Division's local sales force located throughout the United States. Sales personnel develop and maintain relationships with clients in an effort to keep abreast of planned future projects and, where applicable, attempt to ensure that the Division is on proposal or bid lists. The Division markets its services by stressing its skills, project performance record, the price at which its services are provided and the efficiency with which its services are performed.

     The Division provides remediation services to both private sector and governmental customers. Its private sector customers include large chemical, petroleum, manufacturing, automotive and other industrial compa-nies, as well as engineering and consulting firms. In 1994, the Division received approximately 88.5% of its total consolidated revenues from industrial customers.

     The Division's governmental customers primarily include the United States government and its various departments and agencies, such as the DOD and the DOE. In 1994, the Division received approximately 11.5% of its total consolidated revenues from governmental customers. Business with the United States government is highly competitive and there is no assurance that the Division will continue to receive such business.

COMPETITION

     The hazardous substance remediation industry is highly competitive and consists of numerous companies of various sizes and capabilities. The Division believes that it has approximately a dozen major competitors and several smaller ones. The Division encounters intense competition primarily in pricing, technical proficiency, and the quality of services being performed. Other competitive factors include the ability to deliver an expanded range of environmental services, types of equipment used, response time and employee safety record. Some competitors of the Division may have larger financial resources than those available to the Division. Particularly with respect to large contracts, such as for the government sector, the Division may have to commit substantial resources over a long period of time without any assurance of being selected to perform, or of successfully completing, such projects.

INSURANCE

     While the Division believes it operates professionally and prudently, the hazardous substance remediation business exposes it to risks such as the potential for liability under government regulations governing any waste handling activities involving substances classified as "hazardous," and for liability with respect to workers' compensation claims and related liability insurance claims. WMX maintains liability insurance programs which also cover Rust and its subsidiaries (including the Division) for which WMX charges Rust the full amount of all deductibles and Rust's share of premium payment based on Rust's total payroll during the coverage period. The programs have coverage terms, conditions, limits of liability and deductibles commensurate with the size and financial condition of WMX and Rust, respectively. While the Division believes such programs are adequate, there can be no assurance that a claim or claims will not be excluded by the applicable insurance policy or exceed the limits of liability maintained thereunder. Such claim or claims against the Division, as well as claims for amounts below applicable deductible amounts, if successful and of sufficient magnitude, could have a material adverse effect on the Division's business, results of operation or financial condition.

     The market for non-sudden environmental impairment liability insurance is constricted, with only a few insurance companies currently offering coverage in limited amounts with restrictive terms and high premium costs. Rust, and therefore the Division, has determined not to obtain such insurance on a risk transfer basis. WMX maintains a claims-made policy of non-sudden environmental impairment liability insurance which requires that WMX pre-fund or reimburse the insurer for any claims which are paid. The Division is insured under such policy to meet financial responsibility requirements of its customers and as mandated by law or regulation. Rust is obligated to pay to WMX the amount of any such pre-funding or reimbursement in respect of claims involving the Division's operations. A portion of that cost is passed on to the Division.

     Insurance coverage for losses arising out of damage to certain of the Division's personal property (e.g., buildings, equipment, furniture, etc.) is provided through risk-transfer policies procured by Rust.

     The Division's requirements for surety bonds are currently being met through placements arranged by WMX. WMX has agreed to indemnify the surety companies providing bonds for the Division, and Rust has agreed in turn to indemnify WMX for any expense or liability incurred by WMX in connection therewith.

     Upon the closing of the transactions contemplated by the Reorganization Agreements, the Division will cease to participate in the insurance programs of WMX and Rust except that payment, performance and surety bonds in place at the Closing will be maintained, subject to the Company's indemnification of Rust for any loss or expense to Rust in connection therewith.

EMPLOYEES

     The Division employed approximately 962 persons as of December 31, 1994. Approximately 13 employees are represented by various labor unions. The Division considers its employee relations to be satisfactory.

TECHNOLOGY AND OTHER RIGHTS

     The Division has not expended a material amount of funds on Division-sponsored research and development projects in the last three fiscal years. It is expected that, consistent with past experience, any technological advances by the Division will be made in response to specific needs and opportunities. The Division has historically benefitted from technological and operational advances realized in connection with specific remediation projects and through acquisitions.

     The Clemson Technical Center (the "Center") located in Anderson, South Carolina, is operated by Rust and provides the Division with technical support, including hazardous substances treatability studies and pilot plant design and demonstration services pursuant to fee arrangements negotiated on a project-by-project basis. Such services are primarily funded by third parties. For instance, the Center is currently performing process development services under several programs being funded by the DOE to test specific technology applications at DOE facilities. After the Merger, the Center's services will be available to the Company on substantially the same terms as are presently available to the Division.

     The Division owns or licenses a number of patents and patent applications or other proprietary technology that are used in various aspects of its business, but the patents and licenses are not considered material to the conduct of its business as a whole. The Division believes that its business depends primarily on such factors as quality and cost of services, project development capability, technical proficiency, and financial strength rather than on intellectual property protection.

REGULATION

     The Division's business generally benefits from increasing government environmental regulation of hazardous, solid and radioactive wastes. Such regulation has created numerous business opportunities for the Division, from both industry and government, especially the DOD and DOE. For a description of certain of such environmental regulations, see "THE COMPANY -- Regulation."

     The increased emphasis on environmental regulation also poses risks for the Division. The Division's hazardous and radioactive substance remediation operations are subject to, and substantially affected by, numerous federal, state, and local laws and regulations in the jurisdictions in which it operates or may seek to operate which govern environmental protection, liability and other matters. These extensive laws and regulations are continually evolving in response to technological advances and heightened citizen awareness and political concern. While in general the Division believes that it has benefitted substantially from the governmental regulation of hazardous substance management services because of the effect which regulation has on demand for more technologically advanced and capital intensive environmental services performed by experienced companies, the Division cannot predict the extent to which it may be affected by any legislation or regulation that may be enacted or enforced in the future against it. The Division makes a continuing effort to anticipate regulatory, political and legal developments that might affect operations, but is not always able to do so. Such matters could have an impact on earnings for one or more fiscal periods.

BACKLOG

     The Division's backlog consists of remediation services contracts. As of December 31, 1994, the Division had an estimated backlog of work under contracts believed to be firm of approximately $177 million, as compared with an estimated backlog of approximately $158 million as of December 31, 1993. Approximately

70% of the Company's backlog is expected to be completed in 1995. Although backlog reflects only business considered to be firm and is an indication of future revenues, there can be no assurance that contract cancellations or scope adjustments will not occur, or as to when revenue from such backlog will be realized. Backlog shown above for 1994 does not include approximately $227 million in respect of two TERCs awarded to Rust, which the Division may have an opportunity to perform. There can be no assurance that delivery orders ultimately issued and performed by the Division under the TERCs will aggregate $227 million in revenues.

PROPERTIES

     The Division currently owns three parcels of real property in Texas and leases real property in 14 states. Real property owned by the Division includes approximately five acres in Corpus Christi, Texas on which is located a 12,000 square foot office/work shop facility owned by the Division, approximately 50 unimproved acres adjoining the City of Odem, Texas, and approximately 206 unimproved acres in Nueces County, Texas. With respect to the Nueces County property, the Division holds surface rights only as to 166 acres, 46 acres of which are also subject to a reservation for oil, gas and mineral rights. The remaining 40 acres in Nueces County are owned by the Division in fee simple, subject to a reservation for oil, gas and mineral rights.

     The Division leases offices and/or remediation facilities in each of:
Alabama, Arizona, California, Colorado, Georgia, Florida, Hawaii, Illinois, Louisiana, Pennsylvania, South Carolina, Texas, Utah and Washington. Aggregate annual rental payments on real estate leased by the Division are approximately $1.9 million.

LEGAL PROCEEDINGS

     Incident to its business, the Division is involved in a number of legal proceedings. A substantial number of these involve employment-related claims arising in the ordinary course of business. A majority of the remaining proceedings, other than environmental proceedings, involve matters as to which the liability, if any, of the Division would be adequately covered by insurance. With respect to litigation outside the scope of applicable insurance coverage and to the extent that insured claims may exceed liability limits, it is the opinion of the management of the Division, based upon advice of counsel, that these matters individually and in the aggregate will not likely have a material adverse effect upon the consolidated financial position or results of the operations of the Division.

     Because of heightened public awareness of environmental issues, companies in the environmental remediation business, including the Division, may in the normal course of their business be expected periodically to become subject to judicial and administrative proceedings relating to violations of laws, regulations or permits or other matters. The Division may also from time to time become a party to judicial or administrative proceedings relating to violations of federal, state or local government procurement laws or regulations. Governmental agencies may seek to impose fines or civil monetary penalties on the Division in such matters. The Division is also subject to actions brought by private parties or special interest groups in connection with environmental matters.

                     SELECTED FINANCIAL DATA -- THE COMPANY

     The following summary historical consolidated financial information of the Company has been derived from and should be read in conjunction with the "AUDITED FINANCIAL STATEMENTS -- THE COMPANY" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- THE COMPANY" which are included elsewhere in this Proxy Statement.

                                                            YEARS ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1994       1993       1992       1991       1990
                                              --------   --------   --------   --------   --------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
Gross Revenues..............................  $323,381   $242,401   $221,370   $189,137   $189,624
     Less direct subcontract costs..........   103,114     66,661     59,461     51,467     48,573
                                              --------   --------   --------   --------   --------
Net Revenues................................   220,267    175,740    161,909    137,670    141,051
  Cost of services..........................   193,045    135,680    126,246    112,073    104,195
                                              --------   --------   --------   --------   --------
Gross Profit................................    27,222     40,060     35,663     25,597     36,856
  Selling, general and administrative
     expenses...............................    32,281     27,110     30,845     25,204     22,065
                                              --------   --------   --------   --------   --------
Operating Income (Loss).....................    (5,059)    12,950      4,818        393     14,791
                                              --------   --------   --------   --------   --------
Other (Income) Expenses:
  Investment income.........................       (28)       (28)       (31)       (30)      (109)
  Interest expense..........................     9,177      7,748      7,106      7,423      8,115
  Gain on sale of common stock of
     subsidiary.............................        --         --         --         --     (9,225)
  Equity in net (earnings) loss of
     affiliates' continuing operations......    (1,032)    (1,600)     1,121      2,443     (2,741)
  Miscellaneous expense.....................       898        341        966        789      2,654
                                              --------   --------   --------   --------   --------
                                                 9,015      6,461      9,162     10,625     (1,306)
                                              --------   --------   --------   --------   --------
Income (Loss) From Continuing Operations
  Before Income Taxes (Benefit).............   (14,074)     6,489     (4,344)   (10,232)    16,097
     Income taxes (benefit).................    (6,458)     2,082     (1,230)    (3,369)     1,703
                                              --------   --------   --------   --------   --------
Income (Loss) From Continuing Operations....    (7,616)     4,407     (3,114)    (6,863)    14,394
Discontinued Operations, Net of Income Taxes
  (Benefit):
  Income (Loss) from operations.............        --         --        122         --     (2,271)
  Provision for loss on disposition.........        --         --       (420)        --     (6,195)
                                              --------   --------   --------   --------   --------
Income (Loss) Before Cumulative Effect of
  Accounting Change.........................    (7,616)     4,407     (3,412)    (6,863)     5,928
     Cumulative effect of accounting
       change...............................        --         --       (857)        --         --
                                              --------   --------   --------   --------   --------
Net Income (Loss)...........................  $ (7,616)  $  4,407   $ (4,269)  $ (6,863)  $  5,928
                                              ========   ========   ========   ========   ========
Net Income (Loss) Per Share:
  Continuing operations.....................  $  (0.49)  $   0.35   $  (0.26)  $  (0.57)  $   1.20
  Discontinued operations:
     From operations........................        --         --       0.01         --      (0.19)
     From disposition.......................        --         --      (0.03)        --      (0.52)
                                              --------   --------   --------   --------   --------
Income (Loss) per share before effect of
  cumulative accounting change..............     (0.49)      0.35      (0.28)     (0.57)      0.49
     Cumulative effect of accounting
       change...............................        --         --      (0.07)        --         --
                                              --------   --------   --------   --------   --------
Net Income (Loss) Per Share.................  $  (0.49)  $   0.35   $  (0.35)  $  (0.57)  $   0.49
                                              ========   ========   ========   ========   ========
Weighted Average Number Of Common And Common
  Equivalent Shares Outstanding.............    15,582     12,506     12,051     12,042     12,015
                                              ========   ========   ========   ========   ========

NOTES:

(1) The results of operations for each of the four years ended December 31, 1993 have been presented to reflect the accounting for discontinued operations of certain business units. See "Note 2 to the Consolidated Financial Statements."

(2) The cumulative effect of accounting change of $857,000 or $0.07 per share for the year ended December 31, 1992 is for adoption of Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes." See "Note 9 to the Consolidated Financial Statements."

(3) Special and nonrecurring items of income and expense include: (i) for the year ended December 31, 1994, the Company recorded a special charge of $15,000,000 (net of income tax benefit of $10,000,000) to establish a reserve for accounts receivable, primarily where such accounts are in litigation; (ii) for the year ended December 31, 1992, special charges of $2,550,000 (net of income tax benefit of $1,600,000) recorded by the Company, and $2,162,000 recorded by NSC, both of which relate to the restructuring of the Company and NSC's asbestos abatement operations in anticipation of NSC's acquisition of the asbestos abatement division of Brand (completed on May 4, 1993), and which include provisions for legal and insurance reserves, and for certain other matters; (iii) for the year ended December 31, 1991, charges of $3,950,000 for equity losses in Concord; and
    (iv) for the year ended December 31, 1990, a nonrecurring gain of $8,275,000 (net of income tax of $950,000) which resulted from an initial public offering of NSC's common stock, nonrecurring charges of $1,426,000 (net of income tax benefit of $950,000) related to a pension agreement and certain nonproductive assets, and a charge of $630,000 (net of income tax benefit of $420,000) for equity losses in Concord.

                    FIVE YEAR SUMMARY OF FINANCIAL POSITION
                                 (IN THOUSANDS)

                                                            YEARS ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1994       1993       1992       1991       1990
                                              --------   --------   --------   --------   --------
Working capital.............................  $116,464   $ 69,985   $ 56,148   $ 43,919   $ 27,547
Total assets................................   272,546    215,357    185,415    168,986    171,425
Long-term debt..............................   127,279     71,113    101,085     81,500     71,500
Shareholders' equity........................    76,920     82,743     43,833     48,253     54,743

NOTE:

The Company has not declared any cash dividends on its common stock and is restricted by bank covenants from the payment of cash dividends in the future. See "Note 7 to the Consolidated Financial Statements."

                                OHM CORPORATION
               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

GENERAL

     OHM Corporation ("the Company") provides a broad range of environmental and hazardous waste remediation services to its clients located primarily in the United States. The timing of the Company's revenues is dependent on its backlog, contract awards and the performance requirements of each contract. The Company's revenues are also affected by the timing of its clients' planned remediation activities which generally increase during the third and fourth quarters. Because of this change in demand, the Company's quarterly revenues can fluctuate, and revenues for the first and second quarters of each year have historically been lower than for the third and fourth quarters, although there can be no assurance that this will occur in future years. Accordingly, quarterly or other interim results should not be considered indicative of results to be expected for any quarter or full fiscal year.

     On December 5, 1994, the Company entered into a definitive agreement to acquire substantially all of the assets and certain liabilities of the hazardous and nuclear waste remediation services business units of Rust International Inc. ("Rust") in exchange for 10,368,000 shares of common stock of the Company, or approximately 40% of the outstanding shares of the Company's common stock upon completion of the transaction. In addition, Rust's parent company, WMX Technologies, Inc. ("WMX"), will provide the Company with a credit enhancement in the form of guarantees issued from time to time upon request of the Company, of up to $75,000,000 of the Company's indebtedness outstanding during the five years following the closing of the transaction. Such enhancement should enable the Company to secure lower cost financing to fund its growth. The transaction is subject to the approval of the shareholders of the Company. The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act expired in January 1995. The anticipated closing date of such transaction is May 1995. The Company is currently evaluating whether it will incur any significant costs for restructuring its organization and operations upon consummation of the Merger. Such costs would be recorded as a restructuring charge and may include the costs of closing certain of the Company's offices and other non-recurring expenses related to such restructuring.

     During the fourth quarter of 1994, certain developments within and external to the Company caused management to revaluate certain accounts receivable recorded during 1994. As a result, the Company recorded a $25,000,000 pre-tax charge, $15,000,000 after-tax or $0.96 per share, to establish a reserve for accounts receivable, primarily where such accounts are in litigation, including projects performed by the Company for Citgo Petroleum Company ("Citgo") and Occidental Chemical Corporation ("Occidental"). The Company is in litigation with Citgo over contract specifications in which the Company has asserted claims for payment in excess of $35,000,000. Citgo has recently named Occidental Oil and Gas Corporation and OXY USA, Inc. as third party defendants in such litigation because of their prior involvement with the Citgo site and its contract specifications. The Company has also become involved in litigation with Occidental relating to a separate project it performed in 1994 for Occidental in New York. While the Company believes its legal position in the litigation remains strong, the establishment of the reserve provides the Company with flexibility to pursue resolution of such matters. See "Note 15 to the Consolidated Financial Statements."

RESULTS OF OPERATIONS

     The following table sets forth for the periods indicated the percentage relationship that items in the statement of operations bear to net revenues:

                                                                        YEAR ENDED DECEMBER
                                                                                31,
                                                                       ----------------------
                                                                       1994     1993     1992
                                                                       ----     ----     ----
Gross revenues.......................................................  147 %    138 %    137 %
Less direct subcontract costs........................................   47       38       37
                                                                       ----     ----     ----
Net revenues.........................................................  100      100      100
Cost of services.....................................................   88       77       78
                                                                       ----     ----     ----
Gross profit.........................................................   12       23       22
Selling, general and administrative expenses.........................   15       16       19
                                                                       ----     ----     ----
Operating income (loss)..............................................   (3 )      7        3
Net interest expense.................................................    4        4        4
Equity in net earnings (loss) of affiliates' continuing operations...    1        1       (1 )
Miscellaneous, net...................................................   --       --        1
                                                                       ----     ----     ----
Income (loss) from continuing operations before income taxes
  (benefit)..........................................................   (6 )      4       (3 )
                                                                       ----     ----     ----
Income taxes (benefit)...............................................   (3 )      1       (1 )
                                                                       ----     ----     ----
Income (loss) from continuing operations.............................   (3 )%     3 %     (2 )%
                                                                       ====     ====     ====

TWELVE MONTHS ENDED DECEMBER 31, 1994 VS. TWELVE MONTHS ENDED DECEMBER 31, 1993

     Gross Revenues. The following table sets forth the Company's gross revenues by client type for the twelve months ended December 31, 1994 and 1993 (in thousands, except percentages):

                                                            1994                 1993
                                                      ----------------     ----------------
     Federal, State, and Local Government...........  $208,610      65%    $113,346      47%
     Industrial.....................................   114,771      35      129,055      53
                                                      --------     ---     --------     ---
       Total Gross Revenues.........................  $323,381     100%    $242,401     100%
                                                      ========     ===     ========     ===

     Total gross revenues increased by $80,980,000 to $323,381,000 for the year ended December 31, 1994 from $242,401,000 for 1993. Gross revenues reflect all amounts to be billed by the Company to its clients for work performed and include subcontract costs that are generally passed through to clients at a minimal amount of mark-up. The Company's management believes that net revenues are a better measurement of the Company's ability to generate profit from activities performed by the Company and, accordingly, management's discussion and analysis of revenues focuses on net revenues.

     Direct Subcontract Costs. Direct subcontract costs for the year ended December 31, 1994 increased $36,453,000 or 55% to $103,114,000 from $66,661,000 for 1993. Increases or decreases in direct subcontract costs generally result from varying requirements for the use of subcontractors in the projects performed by the Company during the year when compared to the projects performed in the prior year. The increase in direct subcontract costs is primarily due to the increase in gross revenues in 1994 over 1993. Direct subcontract costs as a percentage of gross revenues was 32% in 1994 and 28% in 1993.

     Net Revenues. The following table sets forth the Company's consolidated net revenues by client type for the years ended December 31, 1994 and 1993 (in thousands, except percentages):

                                                            1994                 1993
                                                      ----------------     ----------------
     Federal, State, and Local Government...........  $141,990      64%    $ 82,996      47%
     Industrial.....................................    78,277      36       92,744      53
                                                      --------     ---     --------     ---
       Total Net Revenues...........................  $220,267     100%    $175,740     100%
                                                      ========     ===     ========     ===

     Total net revenues for the year ended December 31, 1994 increased 25% to $220,267,000 from $175,740,000 in 1993. Such improvement resulted primarily from increased net revenues from the Company's contracts with the United States Army Corps of Engineers ("USACE"), the U.S. Navy, the Environmental Protection Agency ("EPA") and certain state and local governments.

     The Company experienced a $14,467,000 or 16% decrease in net revenues from industrial clients for the year ended December 31, 1994 as compared to 1993. Industrial revenues were negatively impacted by the previously discussed $25,000,000 accounts receivable reserve which was primarily related to industrial clients. The Company's industrial sector revenues remain sluggish, which the Company believes is due to anticipated changes in the Superfund law which may result from its pending reauthorization and current economic conditions in certain industry and geographic sectors. Industrial sector net revenues as a percentage of total net revenues decreased to 36% for 1994 from 53% in 1993.

     During 1994, the Company experienced a $58,994,000 or 71% increase in net revenues from government agencies. This improvement resulted primarily from increased activity under the Company's term contracts with USACE, the United States Navy, the EPA, and certain state and local governments. The Company also experienced a significant increase in net revenues from its USACE thermal incineration project in Holbrook, Massachusetts. In addition, the Company continues to experience a significant amount of proposal activity with the various Department of Defense agencies.

     During 1994, the Company's government revenues as a percent of total revenues increased to 64% from 47% in 1993. The Company believes that this shift in revenue mix toward the government sector will continue for the foreseeable future in light of the Company's significant term contracts with the Department of Defense, combined with continued increased spending by the federal government for environmental remediation as well as other factors discussed above.

     Cost of Services and Gross Profit. Cost of services for the year ended December 31, 1994 increased 42% to $193,045,000 from $135,680,000 in 1993. As a percentage of net revenues, cost of services increased to 88% in 1994 from 77% in 1993. The increase in cost of services as a percentage of net revenues was primarily due to the aforementioned charge for accounts receivable. Gross profit decreased 32% to $27,222,000 in 1994 from $40,060,000 in 1993. Gross profit decreased primarily as a result of the recording of the accounts receivable reserve and other factors discussed above.

     Selling, General and Administrative Expenses. Selling, general and administrative ("SGA") expenses for the year ended December 31, 1994 increased 19% to $32,281,000 from $27,110,000 in 1993. The increase in SGA expense was due primarily to the increase in gross revenues and the expansion of the Company's Northeast and Western operations as a result of the award of certain significant term contracts from the Department of Defense. SGA expense as a percent of net revenues was 15% for both 1994 and 1993, and would have declined to 13% of net revenues excluding the accounts receivable reserve discussed above.

     Operating Income (Loss). Operating income (loss) for 1994 decreased $18,009,000 to $(5,059,000) from $12,950,000 in 1993, due primarily to the recording of the accounts receivable reserve and the factors discussed above.

     Other (Income) Expenses. Other (income) expenses, excluding the Company's equity in net earnings of affiliate, increased $1,986,000 to $10,047,000 for 1994 compared to $8,061,000 in 1993. Such increase was primarily due to a $1,429,000 increase in interest expense. Such increase was due to additional borrowings as a result of the increased working capital requirements, including accounts receivable, of certain of the Company's large remediation projects and its government contracts. In addition, the Company experienced an increase in the interest rates charged under its revolving credit facility. Miscellaneous expense increased $557,000 to $898,000 for 1994 compared to $341,000 in 1993 and was primarily due to losses incurred on the disposal of certain of the Company's equipment and offices.

     Equity in Net Earnings (Loss) of Affiliates. The Company's equity interest in NSC's net earnings from continuing operations decreased $568,000 to $1,032,000 in 1994 from $1,600,000 in 1993. NSC's financial results for 1994 were negatively impacted by significant losses from its New York City operations, which were closed in early 1994. The asbestos abatement industry continues to experience competitive pressures in the marketplace which have negatively impacted the gross margin on NSC's projects.

     Income (Loss) from Continuing Operations. The loss from continuing operations for the year ended December 31, 1994 was $(7,616,000) or $(0.49) per share compared to income of $4,407,000 or $0.35 per share in 1993. Excluding the charge to establish the accounts receivable reserve discussed above, income from continuing operations for the year ended December 31, 1994 would have been $7,384,000 or $0.47 per share.

TWELVE MONTHS ENDED DECEMBER 31, 1993 VS. TWELVE MONTHS ENDED DECEMBER 31, 1992

     Gross Revenues. The following table sets forth the Company's gross revenue by client type for the twelve months ended December 31, 1993 and 1992 (in thousands, except percentages):

                                                            1993                 1992
                                                      ----------------     ----------------
     Federal, State, and Local Government...........  $113,346      47%    $ 64,798      29%
     Industrial.....................................   129,055      53      156,572      71
                                                      --------     ---     --------     ---
       Total Gross Revenues.........................  $242,401     100%    $221,370     100%
                                                      ========     ===     ========     ===

     Total gross revenues increased by $21,031,000 to $242,401,000 for the year ended December 31, 1993 from $221,370,000 for 1992. Gross revenues reflect all amounts to be billed by the Company to its clients for work performed and include subcontract costs that are generally passed through to clients at a minimal amount of mark-up. The Company's management believes that net revenues are a better measurement of the Company's ability to generate profit from activities performed by the Company and, accordingly, management's discussion and analysis of revenues focuses on net revenues.

     Direct Subcontract Costs. Direct subcontract costs for the year ended December 31, 1993 increased $7,200,000 or 12% to $66,661,000 from $59,461,000 for 1992. Increases or decreases in direct subcontract costs generally result from varying requirements for the use of subcontractors in the projects performed by the Company during the year when compared to the projects performed in the prior year. The increase in direct subcontract costs is primarily due to the increase in gross revenues in 1993 over 1992. Direct subcontract costs as a percentage of gross revenues was 28% in 1993 and 27% in 1992.

     Net Revenues. The following table sets forth the Company's consolidated net revenues by client type for the years ended December 31, 1993 and 1992 (in thousands, except percentages):

                                                            1993                 1992
                                                      ----------------     ----------------
     Federal, State, and Local Government...........  $ 82,996      47%    $ 47,415      29%
     Industrial.....................................    92,744      53      114,494      71
                                                      --------     ---     --------     ---
       Total Net Revenues...........................  $175,740     100%    $161,909     100%
                                                      ========     ===     ========     ===

     Total net revenues for the year ended December 31, 1993 increased 9% to $175,740,000 from $161,909,000 in 1992. The Company experienced a $21,750,000 or
19% decrease in net revenues from industrial clients for the year ended December 31, 1993 when compared to 1992. Industrial sector net revenues as a percentage of total net revenues decreased to 53% for 1993 from 71% in 1992.

     During 1993, the Company also experienced a decrease in net revenues from the Emergency Response Cleanup Services ("ERCS") program with the EPA when compared to 1992. Such decline is primarily due to the expiration of certain of the Company's ERCS contracts in late 1991 and 1992 and delays in the procurement process relating to certain new ERCS contracts which the Company was pursuing. In 1993, the Company was awarded three of the EPA's outstanding ERCS procurements that it was pursuing and experienced a significant increase in activity under the ERCS contracts during the fourth quarter of 1993 when compared to the same period in 1992. The decrease in net revenues from the Company's ERCS contracts were offset by an increase in net revenues from government agencies other than the EPA. This improvement resulted primarily from contracts with the USACE, the United States Navy, and certain state and local governments. Net revenues from USACE increased primarily due to the Company's thermal incineration project in Holbrook, Massachusetts and its 32% owned joint venture at the Bayou Bonfouca site in Slidell, Louisiana.

     Cost of Services and Gross Profit. Cost of services for the year ended December 31, 1993 increased 8% to $135,680,000 from $126,246,000 in 1992. As a percentage of net revenues, cost of services decreased to 77% in 1993 from 78% in 1992. The decrease in cost of services as a percentage of net revenues was primarily due to cost control measures, including reduction of certain personnel costs and the realignment of certain regional administrative functions, initiated during the fourth quarter of 1992 and the first quarter of 1993. Gross profit increased 12% to $40,060,000 in 1993 from $35,663,000 in 1992. Gross profit increased primarily as a result of the increase in net revenues and other factors discussed above.

     Selling, General and Administrative Expenses. SGA expenses for the year ended December 31, 1993 decreased 12% to $27,110,000 from $30,845,000 in 1992.
The decrease is primarily due to $3,500,000 of special and nonrecurring charges recorded in 1992 for the restructuring of the Company in anticipation of NSC's acquisition of the asbestos abatement division of Brand, provisions for insurance and legal reserves, and certain other matters.

     Operating Income. Operating income for 1993 increased $8,132,000 to $12,950,000 from $4,818,000 in 1992, due primarily to the factors discussed above.

     Other (Income) Expenses. Other (income) expenses, excluding the Company's equity in net earnings of affiliate and special charges, increased $670,000 to $8,061,000 for 1993 compared to $7,391,000 in 1992. Such increase was primarily due to a $642,000 increase in interest expense. Interest expense was negatively impacted during 1993 by capital expenditure requirements on certain of the Company's projects and increased working capital requirements (primarily accounts receivable) resulting from the increase in revenues from government agencies which resulted in increased borrowings by the Company.

     Other (income) expenses for 1992 include a special charge of $650,000 or $0.03 per share related to the write down of the Company's investment in NSC resulting from the issuance of NSC common stock in connection with its acquisition of the asbestos abatement division of Brand.

     Equity in Net Earnings (Loss) of Affiliates. The Company's equity interest in NSC's net earnings from continuing operations, excluding special charges recorded by NSC, increased $559,000 to $1,600,000 in 1993 from $1,041,000 in
1992. On May 4, 1993, NSC completed the acquisition of all of the assets and certain liabilities of the asbestos abatement division of Brand, in exchange for 4,010,000 shares of NSC's common stock and NSC's industrial maintenance business. The result of such acquisition reduced the Company's ownership and significantly increased the size of NSC's business and operations.

     Equity in NSC's net earnings for the year ended December 31, 1992 includes special charges related to the restructuring of NSC's acquisition of the asbestos abatement division of Brand. The Company's equity interest in such special charges was $2,162,000 or $0.18 per share.

     Income (Loss) from Continuing Operations. Income (loss) from continuing operations for the year ended December 31, 1993 was $4,407,000 or $0.35 per share compared to losses of $(3,114,000) or $(0.26) per share in 1992. Income from continuing operations for the year ended December 31, 1992, excluding the nonrecurring and special charges discussed above, was $1,598,000 or $0.13 per share.

CONTRACT BACKLOG

     The following table lists at the dates indicated (i) the Company's backlog, defined as the unearned portion of the Company's existing contracts and unfilled orders, and (ii) the Company's term contracts, defined as the potential value of government term contracts (in thousands):

                                                                   DECEMBER 31,
                                                       ------------------------------------
                                                          1994          1993         1992
                                                       ----------     --------     --------
     Backlog.........................................  $  255,000     $201,000     $164,000
     Term contracts..................................   1,498,000      652,000      207,000
                                                       ----------     --------     --------
       Total contract backlog........................  $1,753,000     $853,000     $371,000
                                                        =========     ========     ========

     Backlog. In accordance with industry practice, substantially all of the Company's contracts in backlog may be terminated at the convenience of the client. In addition, the amount of the Company's backlog is subject to changes in the scope of services to be provided under any given contract. The Company has not historically experienced any material contract terminations and generally experiences favorable changes in contract scope. The Company estimates that approximately 65% of the backlog at December 31, 1994 will be realized within the next year.

     Term Contracts. The significant increase in the potential value of term contracts since 1993 has resulted from the award of two $250,000,000 five-year term contracts with the U.S. Navy and a $45,000,000 five-year term contract with the Air Force. In addition, the Company was awarded three five-year term contracts aggregating $210,000,000 from the U.S. Department of the Air Force Center for Environmental Excellence and a ten-year TERC with the Tulsa District of USACE with an aggregate value of $216,000,000. Term contracts are typically performed under delivery orders, issued by the contracting government entity, for a large number of small- to medium-sized remediation projects throughout the geographic area covered by the contract. The Company's government term contracts generally may be cancelled, delayed or modified at the sole option of the government, and typically are subject to annual funding limitations and public sector budget constraints. Accordingly, such government contracts represent the potential dollar value that may be expended under such contracts, but there is no assurance that such amounts, if any, will be actually spent on any projects or of the timing thereof.

LIQUIDITY AND CAPITAL RESOURCES

     The Company is a party to a $135,000,000 Revolving Credit Facility (as amended on January 18, 1995) to provide letters of credit and cash borrowings which has a three year term and is scheduled to expire on May 11, 1996. Under the terms of the agreement, cash borrowings may not exceed $95,000,000 and bear interest at either the prime rate plus a percentage ranging from .75% to 1.875% or, at the Company's option, the Eurodollar market rate plus a percentage ranging from 1.75% to 2.875%. The percentage over the prime rate or the Eurodollar market rate is based on the aggregate amount borrowed under the facility as well as the Company's financial performance as measured by an interest coverage ratio and a total funded debt ratio. The agreement provides the participating banks a security interest in the Company's equipment, inventories, accounts receivable, general intangibles and in the Company's investment in the common stock of NSC as well as the Company's other subsidiaries. The agreement also imposes, among other covenants, a minimum tangible net worth covenant and a restriction on all of the Company's retained earnings which precludes the declaration and payment of cash dividends. The amounts outstanding for cash borrowings under the Revolving Credit Facility at December 31, 1994 and 1993 were $57,700,000 and $7,000,000, respectively, and aggregate letters of credit outstanding at December 31, 1994 and 1993 were $34,771,000 and $40,327,000, respectively.

     Capital expenditures for the years ended December 31, 1994, 1993, and 1992 were $13,354,000, $15,783,000, and $8,859,000. The Company's capital expenditures are primarily related to the purchase of heavy equipment and the fabrication of custom equipment by the Company for the execution of remediation projects. The Company expects capital expenditures for 1995 to approximate $15,000,000 dependent upon the type and size of future remediation projects awarded to the Company.

     During 1994, the Company derived 65% of its gross revenues from government agencies compared to 47% for 1993, a trend which the Company expects to continue. Revenues from government agencies historically have required greater working capital, the major component of which is accounts receivable, than revenues from industrial sector clients. During 1994, the Company completed a large remediation project for Citgo, now in litigation, which resulted in a large investment by the Company in accounts receivable from Citgo. In addition, the Company is bidding on a number of large, long-term contract opportunities which, if awarded to the Company, would also increase working capital needs and capital expenditures. As a result of these factors, the Company believes it will be required to supplement its cash flows from continuing operations with additional external sources to finance its short and long-term capital expenditure and working capital needs.

     The Company believes it will be able to finance its increased working capital needs and capital expenditures, in the short-term, through a combination of cash flows from continuing operations, borrowings under its Revolving Credit Facility and proceeds from permitted asset sales. In addition, the terms of the agreement for the Company's pending acquisition of Rust's hazardous and nuclear waste remediation business units provide that Rust's parent company, WMX will provide the Company with a credit enhancement, in the form of guarantees, issued from time to time upon request of the Company, of up to $75,000,000 of the Company's indebtedness outstanding during the five years following the closing of the transaction. Such guarantee should expand the Company's borrowing capacity and lower its cost of capital after the completion of the acquisition.

     The Company's identified long-term capital needs consist of payments upon the maturity of the Company's Revolving Credit Facility in 1996 and sinking fund payments commencing in 1996 as well as payments upon maturity of its Convertible Debentures in 2006. The Company expects that it will be able to refinance this indebtedness as necessary. The Company is currently actively negotiating a new credit facility with a group of banks which it expects to become effective concurrent with the consummation of the acquisition of Rust's hazardous and nuclear waste remediation business units.

INFLATION

     Historically, inflation has not been a significant factor to the Company or to the cost of its operations.

RECENTLY ENACTED PRONOUNCEMENTS

     The Company has recorded a valuation allowance for its deferred tax assets to the extent that the Company believes such deferred tax assets may not be realized. With respect to deferred tax assets for which a valuation allowance has not been established, the Company believes it will realize the benefit of these assets through the reversal of taxable temporary differences and future income. The Company believes that future taxable income of approximately $12,000,000 necessary to realize the deferred tax asset is reasonably assured because of its substantial backlog and term contracts from which the Company has historically realized sufficient margin to produce consolidated net income. Exclusive of non-recurring special charges and the accounts receivable reserve recorded in 1994, such deferred tax asset would have been realized during the three years ended December 31, 1994. The principal uncertainty of realization of the deferred tax asset is the Company's ability to convert its backlog to revenues and margin. See "Contract Backlog" and "Environmental Matters and Government Contracting" in other sections of Management's Discussion and Analysis of Financial Condition and Results of Operations. The Company intends to evaluate the realizability of its deferred tax assets quarterly by assessing the need for an additional valuation allowance.

ENVIRONMENTAL MATTERS AND GOVERNMENT CONTRACTING

     Although the Company believes that it generally benefits from increased environmental regulations, and from enforcement of those regulations, increased regulation and enforcement also creates significant risks for the Company. The assessment, remediation, analysis, handling and management of hazardous substances necessarily involve significant risks, including the possibility of damages or injuries caused by the escape of hazardous materials into the environment, and the possibility of fines, penalties or other regulatory action. These risks include potentially large civil and criminal liabilities for violations of environmental laws and regulations, and liabilities to customers and to third parties for damages arising from performing services for clients, which could have a material adverse effect on the Company.

     The Company does not believe there are currently any material environmental liabilities which should be recorded or disclosed in its financial statements. The Company anticipates that its compliance with various laws and regulations relating to the protection of the environment will not have a material effect on its capital expenditures, future earnings or competitive position.

     Because of its dependence on government contracts, the Company also faces the risks associated with such contracting, which could include civil and criminal fines and penalties. As a result of its government contracting business, the Company has been, is, and may in the future be subject to audits and investigations by government agencies. The fines and penalties which could result from noncompliance with the Company's government contracts or appropriate standards and regulations, or the Company's suspension or debarment from future government contracting, could have a material adverse effect on the Company's business. See "Note 15 to the Consolidated Financial Statements."

                    SELECTED FINANCIAL DATA -- THE DIVISION

     The following summary historical consolidated financial information of the Division has been derived from and should be read in conjunction with the "AUDITED FINANCIAL STATEMENTS -- THE DIVISION" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS -- THE DIVISION," which are included elsewhere in this Proxy Statement.

                                                            YEARS ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                                                    UNAUDITED
                                                                               -------------------
                                                1994       1993       1992       1991       1990
                                              --------   --------   --------   --------   --------
STATEMENT OF OPERATIONS DATA:
Net Revenues................................  $231,058   $228,457   $317,660   $233,019   $358,400
Operating Income (Loss).....................     5,977         64    (16,406)   (11,937)    32,290
Income (Loss) before income taxes...........     1,524     (2,498)   (20,148)   (17,317)    26,197

                                                                  DECEMBER 31,
                                              -----------------------------------------------------
                                                                                    UNAUDITED
                                                                               --------------------
                                                1994       1993       1992       1991       1990
                                              --------   --------   --------   --------   ---------
BALANCE SHEET DATA:
Total Assets................................  $125,784   $133,991   $124,742   $107,318   $ 114,185
Noncurrent Liabilities, including Current
  Portion...................................       720        400         --         --          --
Investment by Rust International............    97,478     89,062     96,772     69,451      93,745

                                                                  DECEMBER 31,
                                              -----------------------------------------------------
                                                                                    UNAUDITED
                                                                               --------------------
                                                1994       1993       1992       1991       1990
                                              --------   --------   --------   --------   ---------
SELECTED OPERATING DATA:
Backlog.....................................  $177,000   $158,000   $155,100   $189,700           *
Term Contracts..............................   227,000    262,000         --         --           *
                                              --------   --------   --------   --------
  Total contract backlog....................  $404,000   $420,000   $155,100   $189,700           *
                                              ========   ========   ========   ========

- ---------------

* Not available.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                   AND RESULTS OF OPERATIONS -- THE DIVISION

     The Division provides a broad range of hazardous substance remediation services to government clients and clients in the utility, nuclear and general industrial manufacturing sectors in the United States. Such services include remediation of hazardous chemical and radioactive substances in soil and groundwater.

     The Division is one of the largest providers of on-site remediation services, on the basis of revenues, in the United States. The Division, through its 962 employees at 13 locations nationwide, provides field services for the on-site remediation of hazardous waste, radioactive materials, mixed waste and hazardous substances to commercial customers in industrial, manufacturing, utility and nuclear sectors and to government clients, including the DOD and DOE in connection with such projects as the remediation of military bases and other government installations, the EPA in connection with CERCLA projects, and various state environmental agencies. In 1994, the Division's work for industrial customers constituted 88.5% of its gross revenues.

     The Division began operations as a division of CWM, a leading provider of hazardous waste management services, including transportation, treatment, resource recovery and disposal, and by 1990 CWM had expanded its capabilities to remediate sites contaminated with radioactive materials. Initially, the Division's business focused on the removal of hazardous wastes from customers' premises for treatment and disposal at off-site commercial facilities operated by CWM. In the early 1990's, however, the Division's customers increasingly elected on-site remediation in lieu of off-site treatment and disposal. On-site remedies typically require more extensive engineering technology as well as sophisticated project management skills. As business demand moved towards on-site remediation, the Division was required to rapidly enhance its expertise in these areas.

     On January 1, 1993, in connection with the formation of Rust, WTI contributed primarily engineering, construction, environmental and infrastructure consulting, design and construction management services businesses and CWM contributed the Division, among other assets, to Rust. In part, CWM's contribution of the Division was motivated by CWM management's view that the Division's ability to compete successfully for large on-site remediation projects would be enhanced by closer integration with the businesses contributed by WTI.

     Rust instituted a variety of changes in management of the Division in order to enhance its ability to provide on-site remedies. Excess staff positions were eliminated, project management and project estimating skills were improved and the Division continued its shift in focus to on-site treatment of hazardous substances, in part drawing on the engineering capabilities resident in the Rust organization.

     Because of the business factors referenced above and the management changes implemented by Rust since January 1993, results of operations prior to 1993 may not be representative of the Division's current operations, and results for 1993 and 1994 reflect the transitional nature of the business as its focus was redirected to on-site remediation.

     The Division's revenues and earnings from remediation services can fluctuate for interim periods and from year to year as a result of changes in the demand for many of these services which is seasonal (less activity during the winter months), performance issues such as technical difficulties, labor shortages, disputes, weather and delays caused by external sources, such as changes in federal, state and local funding or enforcement priorities.

RESULTS OF OPERATIONS

     The following table presents for the years ended December 31 certain items in the Division's statements of revenues and expenses (excluding income taxes) as a percentage of revenue.

                                                                     1994     1993     1992
                                                                     ----     ----     ----
    Revenue........................................................   100%     100%     100%
    Costs and expenses:
      Operating....................................................  90.6%    90.4%    98.4%
      Selling and administrative...................................   6.8%     9.6%     6.8%
      Interest, net................................................   1.9%     1.1%     1.2%
    Income (loss) before income taxes..............................    .7%    (1.1%)   (6.4%)

  Revenue

     The Division's revenue for 1994 was comparable to its revenue for 1993, while revenue for 1993 declined 28.1% from 1992. The Division's business changed significantly in January 1993 when the Division became a unit of Rust as discussed above. In 1992 the Division performed a significant amount of remediation services by removing, transporting and disposing of hazardous wastes from its customers' premises for treatment and disposal at the off-site commercial facilities of CWM. As customers increasingly elected on-site remediation in lieu of off-site transportation and disposal the revenues of and costs to the Division were significantly reduced.

     The Division's backlog and unobligated portion of government term contracts at December 31, 1994 was $177 million and $227 million, respectively, as compared to $158 million and $262 million, respectively, at December 31, 1993. The unobligated portion of government term contracts relates to two TERCs awarded to Rust by the Department of Defense in 1993 which the Division may have the opportunity to perform. There can be no assurance that specific delivery orders ultimately issued to and performed by the Division pursuant to the TERCs will result in aggregate revenue of $227 million over their remaining terms.

     Approximately 11.5%, 7.3% and 6.8% of the Division's revenue was from various departments and agencies of the U.S. Government, for 1994, 1993 and 1992, respectively.

  Operating Expenses

     Operating expenses as a percentage of revenue changed very little from 1993 to 1994 but declined from 1992 levels. The improvement from 1992 was the result of changes in the business of the Division as described above, and changes that were implemented in the Division to improve its estimating and project management skills. During 1993 and 1994, the Division added experienced personnel in estimating, operations, finance and administration to strengthen the organization and expanded its training programs in all areas. Systems and procedures were implemented to improve the control and reporting capability for all project activities.

  Selling and Administrative Expenses

     Selling and administrative expenses as a percentage of revenue were 6.8% in 1994, 9.6% in 1993 and 6.8% in 1992. The decline in 1994 of $6.2 million was due to cost reduction measures including the reduction of personnel and administrative functions. Although as a percentage of revenue selling and administrative expenses were significantly higher in 1993 when compared to 1992 the actual amount of expenses did not change significantly. The Division was not able to reduce its expenses as a percent of revenue as rapidly as its revenue declined in 1993 as described above.

  Interest Expense, Net

     Interest expense, net as a percentage of revenue, was 1.9% in 1994, 1.1% in 1993 and 1.2% in 1992. The Division's interest expense, net, primarily consists of intercompany interest charges. See "Liquidity and Capital Resources."

  Income (Loss) Before Income Taxes

     Income (Loss) before income taxes as a percentage of revenue was .7% in 1994, (1.1%) in 1993 and (6.4%) in 1992. Pretax income improved since 1992 reflecting the completion of several large unprofitable contracts in 1992 and the implementation of cost reduction programs in the selling and administrative areas as discussed above.

  Income Taxes

     The results of operations of the Division were included in Rust's consolidated income tax return. Accordingly, income taxes on a separate Division basis have not been presented.

  Environmental Matters

     The Division has significant operations in the environmental services area, including remediation services involving hazardous and radioactive substances. Such operations involve the Division with numerous federal and state laws and regulations, including RCRA and CERCLA. The Division believes its operations generally benefit from increased environmental regulation of hazardous, solid and radioactive wastes, as such regulations create opportunities for the Division's business. However, the increased emphasis on environmental regulation also poses risks for the Division. These extensive laws and regulations are continually evolving in response to technological advances and heightened citizen awareness and political concern.

     The Division does not believe that there are currently any material environmental liabilities which should be recorded or disclosed in its financial statements. However, it is reasonably possible that technological, regulatory or enforcement developments, the results of environmental studies or other factors could alter this belief and necessitate the recording of liabilities which could be material. The impact of possible future events cannot be estimated at the current time.

  Accounting Changes

     The Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 112 -- Employers' Accounting for Postemployment Benefits ("FAS 112"), and No. 115 -- Accounting for Certain Debt and Equity Securities ("FAS 115"), both of which were required to be adopted in 1994. Effective January 1, 1994, the Division adopted FAS 112, which did not have a material impact on the financial statements because the Division's current accounting was substantially in compliance with the new standard. The Division does not have, and does not contemplate acquiring, significant investments of the type covered in FAS 115.

  Legal Matters

     For information pertaining to legal proceedings, see "THE DIVISION -- Legal Proceedings."

  Liquidity and Capital Resources

     The Division had working capital of $38.1 million at December 31, 1994, and $33.5 million at December 31, 1993.

     Rust participates in a centralized cash management program administered by WMX. Cash is remitted to WMX and advances are made by WMX, as needed, to cover Rust's expenses. Cash remitted to WMX and advances made by WMX attributable to the Division have been treated as an adjustment to the "Equity -- Advances From (Payments to) Rust International Inc." account in the accompanying financial statements. Rust allocates a portion of its interest expense to the Division based on the ratio which cumulative net cash advances to the Division bears to Rust's cumulative net cash advances to all of its subsidiaries and the value of net tangible assets. The interest rates charged were 4.9%, 3.3% and 3.8% in 1994, 1993 and 1992, respectively. Management believes that the allocation of interest expense is representative of financing costs attributable to the Division and that the methodology used to allocate interest expense is reasonable.

     Capital expenditures, including net transfers with WMX and its affiliates, were $9.6 million in 1994, $11.5 million in 1993 and $9.9 million in 1992. These expenditures were primarily related to the purchase and fabrication of heavy equipment used in the execution of remediation projects. The 1995 capital expenditure budget is $10.0 million. During 1993, the Division acquired a business for $2.5 million in cash and notes.

  Inflation

     Historically, inflation has not been a significant factor to the Division or to its cost of operations.

  OHM CORPORATION AND THE ENVIRONMENTAL REMEDIATION SERVICES BUSINESS OF RUST
                               INTERNATIONAL INC.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION AS OF AND FOR THE
                          YEAR ENDED DECEMBER 31, 1994

     The following unaudited pro forma condensed combined balance sheet as of December 31, 1994 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1994 have been prepared to give effect to the issuance of 10,368,000 shares of the Common Stock in exchange for the net assets of the Division, as if such transactions had occurred on January 1, 1994 for the pro forma condensed combined statement of operations and on December 31, 1994 for the pro forma condensed combined balance sheet. After the completion of the Merger, Rust will indirectly own approximately 40% of the outstanding shares of Common Stock of the Company. The pro forma condensed combined financial information has been adjusted to reflect certain provisions set forth in the Reorganization Agreement, a copy of which is attached to this Proxy Statement as Appendix B. The pro forma condensed combined financial information has been prepared utilizing the audited historical consolidated financial statements of the Company and the Division and should be read in conjunction with such financial statements and accompanying notes included elsewhere in this Proxy Statement.

     The pro forma condensed combined financial information has been prepared using the purchase method of accounting for the Merger. Under this method of accounting, an allocation of the purchase price consideration to be transferred plus related costs to be incurred by the Company in connection with the Merger has been made based upon estimates of the fair values of the net assets of the Division. The fair value of the 10,368,000 shares of Common Stock that will be issued by the Company upon consummation of the Merger has been estimated using a market price of $8.00 per share, adjusted to reflect an estimated discount of approximately 12% for the restricted nature of the Common Stock issued. The actual purchase accounting adjustments to reflect the fair values of the net assets to be acquired from Rust will be based upon management's evaluation of such assets, and, accordingly, the adjustments that have been used in the pro forma condensed combined financial information are subject to change pending the final allocation of the purchase price.

     The pro forma condensed combined financial information does not reflect the cost savings expected to be achieved from operating synergies as a result of the combination. Accordingly, the following pro forma condensed combined financial information does not purport to be indicative of the financial position or results of operations that would have been reported had these transactions occurred on the dates indicated above, nor the financial condition or results of operations which will be reported in the future.

     OHM CORPORATION AND THE ENVIRONMENTAL REMEDIATION SERVICES BUSINESSES
                           OF RUST INTERNATIONAL INC.

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                            AS OF DECEMBER 31, 1994
                                 (IN THOUSANDS)

                                            HISTORICAL                           PRO FORMA
                                       --------------------    ---------------------------------------------
                                         THE         THE       TRANSACTION(1)        OTHER         PRO FORMA
                                       COMPANY     DIVISION      ADJUSTMENTS      ADJUSTMENTS      COMBINED
                                       --------    --------    ---------------    -----------      ---------
ASSETS
Current Assets:
  Cash and cash equivalents........... $ 4,930     $     --        $19,605(2)      $ (19,605)(6)   $  4,930
  Accounts receivable.................  86,663       41,934        (11,670)(2)                      116,927
  Costs and estimated earnings on
    contracts in process in excess of
    billings..........................  65,437       23,212         (9,324)(2)            --         79,325
  Materials and supply inventory, at
    cost..............................  10,099           --             --                --         10,099
  Prepaid expenses and other assets...   7,252          493             --                --          7,745
  Deferred income taxes...............   6,744           --             --                --          6,744
  Refundable income taxes.............     205           --             --                --            205
                                       --------    --------    ---------------    -----------      ---------
    Total Current Assets.............. 181,330       65,639         (1,389)          (19,605)       225,975
Property and equipment, net...........  57,240       47,210          3,627(3)        (15,000)(7)     93,077
Intangibles related to acquired
  business, net.......................      --        6,117             --            (6,117)(8)         --
Deferred costs, net...................      --        6,818             --                --          6,818
Other assets..........................  33,976           --             --                --         33,976
                                       --------    --------    ---------------    -----------      ---------
    Total Assets...................... $272,546    $125,784        $ 2,238         $ (40,722)      $359,846
                                       =========   =========   ================   ============     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.................... $47,936     $ 13,443        $ 1,105(4)      $      --       $ 62,484
  Billings on contracts in process in
    excess of costs and estimated
    earnings..........................      40        2,920           (873)(2)            --          2,087
  Accrued compensation and related
    taxes.............................   3,874           --             --                --          3,874
  Federal, state and local income
    taxes.............................     102           --             --                --            102
  Other accrued liabilities...........   9,652       11,223             --             1,000(9)      21,875
  Current portion of noncurrent
    liabilities.......................   3,262           --             --                --          3,262
                                       --------    --------    ---------------    -----------      ---------
    Total Current Liabilities.........  64,866       27,586            232             1,000         93,684
Noncurrent liabilities................ 128,277          720             --           (19,605)(6)    109,392
Deferred income taxes.................   2,483           --             --             4,461(10)      6,944
Stockholders' equity..................  76,920       97,478          2,006(5)        (26,578)(5)    149,826
                                       --------    --------    ---------------    -----------      ---------
    Total Liabilities and
      Stockholders' Equity............ $272,546    $125,784        $ 2,238         $ (40,722)      $359,846
                                       =========   =========   ================   ============     ==========

     OHM CORPORATION AND THE ENVIRONMENTAL REMEDIATION SERVICES BUSINESSES
                           OF RUST INTERNATIONAL INC.

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                          YEAR ENDED DECEMBER 31, 1994
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        HISTORICAL                            PRO FORMA(17)
                                   ---------------------     -----------------------------------------------
                                     THE          THE        TRANSACTION(1)         OTHER          PRO FORMA
                                   COMPANY      DIVISION       ADJUSTMENTS       ADJUSTMENTS       COMBINED
                                   --------     --------     ---------------     -----------       ---------
Gross revenues...................  $323,381     $231,058         $    --           $    --         $554,439
Cost of services.................  296,159       209,408          (1,938)(11)           --          503,629
                                   --------     --------     ---------------     -----------       ---------
  Gross profit...................   27,222        21,650           1,938                --           50,810
Selling, general and
  administrative expenses........   32,281        15,673          (2,190)(12)          500(13)       46,264
                                   --------     --------     ---------------     -----------       ---------
  Operating income (loss)........   (5,059 )       5,977           4,128              (500)           4,546
                                   --------     --------     ---------------     -----------       ---------
Other (income) expenses:
  Investment income..............      (28 )        (379)            379(14)            --              (28 )
  Interest expense...............    9,177         4,832          (4,832)(14)       (2,835)(16)       6,342
  Equity in net earnings of
    affiliate....................   (1,032 )          --              --                --           (1,032 )
  Miscellaneous expense..........      898            --              --                --              898
                                   --------     --------     ---------------     -----------       ---------
                                     9,015         4,453          (4,453)           (2,835)           6,180
                                   --------     --------     ---------------     -----------       ---------
Income (loss) before income taxes
  (benefit)......................  (14,074 )       1,524           8,581             2,335           (1,634 )
  Income taxes (benefit).........   (6,458 )                       4,042(15)           934(15)       (1,482 )
                                   --------     --------     ---------------     -----------       ---------
Net income (loss)................  $(7,616 )    $  1,524         $ 4,539           $ 1,401         $   (152 )
                                   =========    =========    ================    ============      ==========
Net income (loss) per share......  $ (0.49 )                                                       $  (0.01 )
                                   =========                                                       ==========
Weighted average number of common
  and common equivalent shares
  outstanding....................   15,582                        10,368(1)                          25,950
                                   =========                 ================                      ==========

    NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1994

(1) Pursuant to the Reorganization Agreement, the Company will issue 10,368,000 shares of Common Stock to Rust for substantially all of the assets and certain of the liabilities comprising the environmental remediation services businesses of Rust (the "Division"). The Reorganization Agreement requires that the Transferred Assets be adjusted as of the Closing Date if the average price per share of the Company's Common Stock for a twenty trading day period prior to Closing (the "Closing Price") is greater than $9.65 or less than $8.00. For purposes of constructing the pro forma information the Closing Price was assumed to be $8.00 per share, adjusted to reflect an estimated discount of approximately 12% for the restricted nature of the Common Stock issued. If the Closing Price is between $6.00 per share and $8.00 per share, Rust shall retain certain accounts receivable with a book value equal to the difference between $8.00 per share and the Closing Price multiplied by 10,368,000, but not to exceed a value of $20,000,000. If the Closing Price is greater than $9.65 per share, Rust shall pay to the Company at the Closing, an amount equal to the amount by which the

Closing Price exceeds $9.65 per share multiplied by 10,368,000, but not to exceed $20,000,000. The following is the preliminary allocation of the purchase price assets and liabilities acquired:

Consideration to be transferred by the Company:
  Value of Common Stock issued assuming Closing Price was $8.00 per share, adjusted to reflect an estimated discount of approximately 12% for
     the restricted nature of the Common Stock issued -- Note (1).........             $72,906
  Estimated accrued acquisition costs -- Note (9).........................               1,000
  Estimated purchase accounting reserves, net of income tax benefits
       Reduction in value of property and equipment -- Note (7)...........  15,000
       Deferred tax on acquired assets and liabilities -- Note (10).......   4,461
                                                                            ------
                                                                                        19,461
                                                                                       -------
     Total purchase price consideration to be transferred by the
      Company.............................................................             $93,367
                                                                                       =======
Net assets of the Division to be acquired.................................             $97,478
Adjustments to net assets of Division to be acquired
     Discount on cash payment to be received at closing for guaranteed
      accounts receivable -- Note (2).....................................    (516)
     Accounts payable increase pursuant to the Reorganization Agreement --
       Note (4)...........................................................  (1,105)
     Intangible asset reduction -- Note (8)...............................  (6,117)
     Additional capital investment to be received -- Note (3).............   3,627
                                                                            ------
                                                                                        (4,111)
                                                                                       -------
Adjusted net assets of Division to be acquired............................             $93,367
                                                                                       =======

(2) To record the cash for payment of certain guaranteed accounts receivable by Rust, the present value of which is expected to be paid at Closing, pursuant to a preliminary oral agreement between the Company and Rust.

(3) To provide for the expected additional capital investment to be made by the Division to complete construction of certain equipment. Such investment will be made prior to closing and the Company has no obligation to reimburse Rust for such investment.

(4) The net current assets of the Division to be transferred to the Company at Closing under the Reorganization Agreement shall be adjusted to include or exclude a sufficient amount of the Division's accounts receivable, cash, or accounts payable, on a dollar for dollar basis, by which the closing net current assets of the Division fall short of or exceed $36,948,232. The net current assets of the Division were reduced by $1,105,000, the amount by which the Division's net current assets at December 31, 1994 exceeded $36,948,232.

(5)  The components of the adjustments to stockholders' equity are as follows:

Transaction Adjustments

        Discount on cash payment to be received at closing for guaranteed accounts receivable -- Note (2)....................................  $  (516)
        Accounts payable increase pursuant to Reorganization
          Agreement -- Note (4)..............................................   (1,105)
        Additional capital investment to be received -- Note (3).............    3,627
                                                                               -------
        Net effect on stockholders' equity...................................  $ 2,006
                                                                               =======

Other Adjustments

        Intangible asset reduction -- Note (8)..............................  $ (6,117)
        Deferred tax on acquired assets and liabilities -- Note (10)........    (4,461)
        Accrued acquisition costs -- Note (9)...............................    (1,000)
        Reduction in value of property and equipment -- Note (7)............   (15,000)
                                                                              --------
        Net effect on shareholders' equity..................................  $(26,578)
                                                                              ========

(6) To reduce debt for the cash received from Rust for payment of certain guaranteed accounts receivable which are expected to be paid at Closing pursuant to a preliminary oral agreement between the Company and Rust.

(7) To record an estimate for the reduction in value of certain of the Division's property and equipment, net of accumulated depreciation, which may not be fully utilized in the Company's future operations as a result of the Company following a different business strategy.

(8) To eliminate the net amount of the Division's intangibles related to acquired businesses.

(9) To record an estimate for certain acquisition costs to be paid by the Company.

(10) To record the tax effect of purchase accounting adjustments under Financial Accounting Standards No. 109 to long-term deferred taxes at a 40% estimated pro forma combined effective tax rate.

(11) To adjust depreciation expense on the pro forma property and equipment acquired as follows (in thousands):

        Pro forma property and equipment acquired............................  $35,837
        Estimated useful life in years.......................................        6
                                                                               -------
             Pro forma depreciation expense, as recalculated.................    5,973
        Historical depreciation expense......................................    7,911
                                                                               -------
             Pro forma depreciation expense adjustment.......................  $(1,938)
                                                                               =======

(12) To adjust selling, general and administrative expenses to eliminate amortization of the Division's net intangible assets related to acquired businesses ($838,000) and fees charged to the division by WMX for financial, administrative, legal and certain other corporate staff services ($1,352,000).

(13) To record an estimate for the expected increase in costs for third party services (such as legal, accounting and banking fees) of the Company after the Merger.

(14) Investment income and interest expense has been eliminated as the Company will not assume or incur any debt as a result of the merger.

(15) To record the income taxes on income before taxes of the Division and adjustments at an effective rate of 40%.

(16) To reflect estimated interest savings from the upgrade in the Company's implied credit rating as a result of WMX's $75 million guarantee of the Company's debt. In addition, to reflect reduced debt from the receipt of cash for certain guaranteed accounts receivable pursuant to a preliminary oral agreement between the Company and Rust to pay the present value of such receivables at Closing.

(17) The Company is currently evaluating whether it will incur any significant costs for restructuring its organization and operations upon consummation of the Merger. As such, the pro forma condensed combined statement of operations does not include any restructuring charge.

                   COMPARATIVE MARKET PRICE AND DIVIDEND DATA

     The Company's Common Stock is listed on the NYSE under the symbol OHM. On
April   , 1995, the reported closing sale price of the Common Stock was
$          per share. On December 5, 1994, the last full trading day prior to the public announcement of the signing of the Reorganization Agreement, the reported closing sale price of the Common Stock was $6 7/8 per share. As of
March 31, 1995, there were        holders of record of the Common Stock (which
number does not include the number of shareholders whose shares are held of record by a broker or clearing agency but does include such a brokerage house or clearing agency as one recordholder). The Company has never paid any dividends on the Common Stock and does not presently have any plans for the declaration or payment of dividends. At the present time the Company intends to reinvest its earnings to finance future growth. The Company's Revolving Credit Facility currently prohibits the Company from paying a cash dividend on its Common Stock. The Common Stock does not have any pre-emptive rights.

     The table below sets forth, for the calendar quarters indicated, the reported high and low closing sale prices of the Common Stock on the NYSE, as reported by The Wall Street Journal.

                                QUARTER ENDED                           HIGH     LOW
        --------------------------------------------------------------  ----     ---
        1994
        Fourth Quarter................................................  11 3/8   6 7/8
        Third Quarter.................................................  13 1/2   11
        Second Quarter................................................  18 1/2   10 5/8
        First Quarter.................................................  17 1/4   11 3/8

        1993
        Fourth Quarter................................................  12 1/8   10 3/4
        Third Quarter.................................................   12       9
        Second Quarter................................................    9      7 1/2
        First Quarter.................................................  9 3/8    7 1/4

     The Division does not have any publicly traded capital stock.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

                       PROPOSAL 2: ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES

     Six Directors will be elected at the Annual Meeting. Each Director elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal from office. The Company's management intends that the shares represented by the enclosed proxy will be voted, unless the shareholder executing the proxy otherwise instructs, for the election to the Board of Directors of each of the six nominees named below.

     The Company has no reason to believe that any of such nominees will be unable, if elected, to serve as a Director. However, if such an event should occur, the Company's management intends that the shares represented by the enclosed proxy will be voted for the remainder of the nominees, and for such substitute nominee or nominees as may be selected by the Company's current Board of Directors.

     All of the nominees for Director named below are currently serving as Directors of the Company for terms expiring at the Annual Meeting. Mr. Gorr and Dr. Hollister became Directors of the Company on November 15, 1990 and July 2, 1992, respectively. Mr. James Kirk, Mr. Joseph Kirk, Mr. Pogue, and Mr. Schmidt became Directors of the Company effective July 1, 1986.

                                                  POSITIONS AND OTHER RELATIONSHIPS
            NAME               AGE            WITH THE COMPANY AND BUSINESS EXPERIENCE
- -----------------------------  ---     -------------------------------------------------------
Ivan W. Gorr.................  65      Director and Chairman of the Audit Committee and member
                                       of the Executive Committee. Mr. Gorr retired as
                                       Chairman of the Board of Directors and Chief Executive
                                       Officer of Cooper Tire & Rubber Company of Findlay,
                                       Ohio, a manufacturer of tires and other rubber
                                       products. Mr. Gorr is a director of Cooper Tire &
                                       Rubber Company, Amcast Industrial Corporation, Arvin
                                       Industries, Inc. and The Fifth Third Bancorp.
Dr. Charles D. Hollister.....  58      Director and member of the Audit Committee. Dr.
                                       Hollister has been since 1979, the Senior Scientist and
                                       Vice President of Woods Hole Oceanographic Institution,
                                       Woods Hole, Massachusetts, a non-profit
                                       scientific/educational research institution.
James L. Kirk(1).............  45      Chairman of the Board of Directors, President and Chief
                                       Executive Officer and Chairman of the Executive
                                       Committee. Mr. Kirk has been President and Chief
                                       Executive Officer of the Company since July 1986 and,
                                       in addition, was elected Chairman of the Board in
                                       January 1987. He has served as Chairman of the Board
                                       and Chief Executive Officer of OHMR since April 1985.
                                       Mr. Kirk is a founder of OHMR and has served in various
                                       capacities as an officer and director of OHMR.
Joseph R. Kirk(1)............  43      Executive Vice President and Director. Mr. Kirk served
                                       as Vice Chairman of OHMR from April 1985 until July
                                       1986 and continues to serve as Executive Vice President
                                       of OHMR. He is a founder of OHMR and has served in
                                       various capacities as an officer and director of OHMR.
Richard W. Pogue.............  66      Director and Chairman of the Compensation and Stock
                                       Option Committee and a member of the Executive
                                       Committee. Mr. Pogue is a consultant with Dix & Eaton,
                                       a public relations firm. Effective June 30, 1994 Mr.
                                       Pogue retired as Senior Partner of the law firm of
                                       Jones, Day, Reavis & Pogue, Cleveland, Ohio, of which
                                       he had been a partner since 1961. Mr. Pogue is also a
                                       director of Continental Airlines, Inc., Derlan
                                       Industries Limited, M.A. Hanna Company, KeyCorp,
                                       Redland PLC, Rotek Incorporated and TRW Inc.

                                                  POSITIONS AND OTHER RELATIONSHIPS
            NAME               AGE            WITH THE COMPANY AND BUSINESS EXPERIENCE
- -----------------------------  ---     -------------------------------------------------------
Charles W. Schmidt...........  66      Director and member of the Audit Committee and the
                                       Compensation and Stock Option Committee. Mr. Schmidt
                                       retired as Senior Vice President, External Affairs of
                                       Raytheon Company, a broadly diversified manufacturer of
                                       industrial and consumer products, and was formerly
                                       President and Chief Executive Officer of SCA Services,
                                       Inc., a company that provided waste management-related
                                       services. Mr. Schmidt is also a director of The Boston
                                       Company and Boston Safe Deposit and Trust Company, the
                                       Massachusetts Financial Services Family of Mutual Funds
                                       and Mohawk Paper Company.

- ---------------
(1) James L. Kirk and Joseph R. Kirk are brothers.

     Pursuant to the Standstill Agreement immediately following the consummation of the transaction contemplated by the Reorganization Agreement, the Company will increase the size of its Board of Directors from six to nine and elect to the Board of Directors of the Company three designees of Rust mutually agreeable to both the Company and Rust. The following sets forth certain information concerning each of the three designees.


                                                  POSITIONS AND OTHER RELATIONSHIPS
            NAME               AGE            WITH THE COMPANY AND BUSINESS EXPERIENCE
- -----------------------------  ---     -------------------------------------------------------
Rodney C. Gilbert............  55      President and Chief Executive Officer of Rust since
                                       January 1993. A director of WTI from August 1989 to May
                                       1993. President and Chief Operating Officer of WTI from
                                       November 1990 until December 1992. Managing
                                       Director -- President of WTI from September 1987 to
                                       November 1990. Director of Rust.
Herbert A. Getz..............  39      Vice President of WMX since May 1990 and General
                                       Counsel of WMX since August 1992. Secretary of WMX
                                       since January 1988. Vice President, General Counsel and
                                       Secretary of WTI from November 1990 until May 1993.
                                       Vice President and Secretary of Rust from December 1992
                                       until May 1994. Vice President and General Counsel of
                                       Waste Management, Inc. from April 1989 until December
                                       1993. Director of NSC since May 1993.
James E. Koenig..............  47      Senior Vice President of WMX since May 1992 and Vice
                                       President and Treasurer of WMX since December 1986. Mr.
                                       Koenig has also served as Chief Financial Officer of
                                       WMX since 1989. Vice President, Chief Financial Officer
                                       and Treasurer of Rust from January 1993 to August 1993.
                                       Vice President, Chief Financial Officer and Treasurer
                                       of WTI from November 1990 to May 1993. Director of WTI,
                                       Chemical Waste Management, Inc. and Waste Management
                                       International.


     None of the Rust designees presently own any shares of Company Common
Stock.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS HELD

     During 1994 the Board of Directors of the Company held a total of seven meetings.

     The Executive Committee of the Board of Directors presently consists of Messrs. Ivan W. Gorr, James L. Kirk and Richard W. Pogue and did not meet during 1994. The function of the Executive Committee is to exercise, when the full Board is not in session, the powers of the Board in the management of the business and affairs of the Company.

     The Compensation and Stock Option Committee of the Board of Directors met three times during 1994. Messrs. Gorr, Pogue and Schmidt are presently members of the Compensation and Stock Option Committee, the primary functions of which are to review and approve salaries and other benefits for executive officers of the Company, to administer and approve awards of stock options made under the Company's 1986 Stock Option Plan, and to make recommendations to the Board of Directors with respect to the adoption of employee benefit programs.

     The Company has a standing Audit Committee, the primary function of which is to oversee the accounting and auditing affairs of the Company. Messrs. Gorr, Hollister and Schmidt serve as members of the Audit Committee which met once during 1994.

     The Company has no standing nominating committee or committee performing similar functions.

DIRECTORS' FEES

     Directors of the Company who are not employees receive $18,000 per annum. Members of the Company's Executive Committee who are not employees receive $1,500 per meeting, and each non-employee member of any other committee of the Company's Board of Directors receives $500 per meeting. Rust has requested that its designees not be paid a directors' fee.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's Common Stock is the Company's only outstanding class of voting securities. The following table sets forth certain information as of March 31, 1995 with respect to the beneficial ownership of the Company's Common Stock by (i) holders of 5% or greater, (ii) each Director of the Company, (iii) the executive officers named in the Summary Compensation Table under "EXECUTIVE COMPENSATION AND OTHER INFORMATION" and (iv) by all Directors and officers of the Company as a group.

                                                              AMOUNT AND NATURE          PERCENTAGE
                            NAME                          OF BENEFICIAL OWNERSHIP(1)      OF CLASS
    ----------------------------------------------------  --------------------------     ----------
    State of Wisconsin Investment Board(2)..............           1,500,000                 9.02
      P.O. Box 7842
      Madison, Wisconsin 53707
    H. Wayne Huizenga(3)................................           1,550,000                 8.79
      200 South Andrews Avenue
      Fort Lauderdale, Florida 33301
    Gintel Equity Management, Inc.(4)...................             845,000                 5.08
      46 Greenwich Office Park
      Greenwich, Connecticut 06831
    James L. Kirk(5)(6).................................           2,003,800                11.97
    Joseph R. Kirk(5)(7)................................           2,459,800                14.73
    Ivan W. Gorr(5)(8)..................................              27,000                    *
    Dr. Charles D. Hollister(5)(8)......................              25,000                    *
    Richard W. Pogue(5)(8)(9)...........................              54,000                    *
    Charles W. Schmidt(5)(10)...........................              65,000                    *
    Frank A. McBride(5)(11).............................             119,000                    *
    Michael A. Szomjassy(5)(12).........................              61,040                    *
    Randall M. Walters(5)(13)...........................              86,000                    *
    Samuel H. Iapalucci(14)(16).........................               6,720                    *
    All Directors and executive officers as a group
      (16 persons)(15)(16)..............................           5,094,071                29.27

- ---------------
   * less than 1%.

 (1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in this table. Except as indicated in the notes to the table, each shareholder included in the table has sole voting and investment power with respect to the shares shown to be beneficially owned by him.

 (2) According to an Amendment No. 6 to Schedule 13G filed by State of Wisconsin Investment Board.


 (3) According to a Schedule 13D, dated April 1, 1995, filed by Mr. Huizenga. Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 1,000,000 shares of Common Stock, but does not include 500,000 shares of Common Stock owned by the Huizenga Family Foundation, Inc. as to which Mr. Huizenga disclaims beneficial ownership.


 (4) According to a Schedule 13G, dated February 8, 1995, filed by Gintel Equity Management, Inc.

 (5) The address of each shareholder is c/o OHM Corporation, 16406 U.S. Route 224 East, Findlay, Ohio 45840.

 (6) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 99,000 shares of Common Stock. Also includes 15,828 shares of Common Stock held in three trusts by Mr. Kirk's wife as trustee for the benefit of the Kirks' children, as to which Mr. Kirk disclaims beneficial ownership.

 (7) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 66,000 shares of Common Stock. Also includes 21,780 shares of Common Stock held in three trusts by Mr. Kirk's wife as trustee for the benefit of the Kirks' children, as to which Mr. Kirk disclaims beneficial ownership.

 (8) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 25,000 shares of Common Stock.

 (9) Includes 1,000 shares of Common Stock held in trust for the benefit of Mr. Pogue's wife as to which he disclaims beneficial ownership.

(10) Includes 10,000 shares of Common Stock held in trust for the benefit of Mr. Schmidt's wife as to which he disclaims beneficial ownership.

(11) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 119,000 shares of Common Stock.

(12) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 61,000 shares of Common Stock.

(13) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase 86,000 shares of Common Stock.

(14) Mr. Iapalucci's address is 6060 S. Willow Drive, Englewood, Colorado 80111.

(15) Assumes the exercise of options currently exercisable or exercisable within 60 days to purchase an aggregate of 762,450 shares of Common Stock.

(16) Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10 percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established, and the Company is required to disclose in its Proxy Statement any failure to file by these dates. All of these filing requirements were satisfied, except that Samuel H. Iapalucci, who resigned his position with the Company on November 30, 1994 and Phillip V. Petrocelli, Vice President, Western Operations each failed to file one report relating to, in each case, one transaction that occurred in December 1994.

     James L. Kirk and Joseph R. Kirk are brothers, each of whom disclaims beneficial interest in the shares owned by the other.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1994, 1993 and 1992, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the six most highly compensated executive officers of the Company in 1994, including the Chief Executive Officer of the Company, in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                     --------------
                                                                         AWARDS
                                       ANNUAL COMPENSATION           --------------
                                 -------------------------------     STOCK OPTIONS          ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR     SALARY($)     BONUS($)       GRANTED(#)       COMPENSATION($)(5)
- -------------------------------  ----     ---------     --------     --------------     ------------------
James L. Kirk..................  1994      330,013            0           50,000               6,260
Chairman, President and Chief    1993      330,013            0          150,000               5,051
Executive Officer                1992      336,359            0                0               4,380

Joseph R. Kirk.................  1994      300,019            0           30,000               5,934
Executive Vice President         1993      300,019            0          100,000               5,141
                                 1992      305,789            0                0               4,435

Randall M. Walters.............  1994      200,013            0            5,000               5,592
Vice President, General          1993      200,013            0           20,000               4,964
Counsel and Secretary            1992      203,859            0           75,000(2)            4,123

Frank A. McBride...............  1994      200,013            0           20,000               5,599
Vice President                   1993      200,013            0           20,000               3,890
                                 1992      203,859            0          115,000(3)            2,554

Michael A. Szomjassy...........  1994      185,108            0           30,000               5,558
Vice President                   1993      163,953            0           35,000               3,380
                                 1992      152,894       72,000           20,000(4)            3,571

Samuel H. Iapalucci(1).........  1994      196,166            0           20,000               6,597
Vice President and Chief         1993      188,954            0           25,000               4,045
Financial Officer                1992      178,368            0           10,000                 761

- ---------------
(1) Mr. Iapalucci resigned his position with the Company effective November 30, 1994.

(2) Includes stock options with respect to 65,000 shares of Common Stock which were granted on August 6, 1992 in exchange for the surrender of previously granted options.

(3) Includes stock options with respect to 105,000 shares of Common Stock which were granted on August 6, 1992 in exchange for the surrender of previously granted options.

(4) Includes stock options with respect to 20,000 shares of Common Stock which were granted on August 6, 1992 in exchange for the surrender of previously granted options.

(5) Amounts include company matching contributions to the Company's Retirement Savings Plan and excess premiums for group life insurance.

STOCK OPTIONS

     The following table sets forth information with respect to grants of options pursuant to the Company's 1986 Stock Option Plan made to the executive officers named in the Summary Compensation Table during the 1994 fiscal year.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                                                           REALIZABLE
                                              INDIVIDUAL GRANTS                             VALUE AT
                          ---------------------------------------------------------      ASSUMED ANNUAL
                                           % OF TOTAL                                    RATES OF STOCK
                                            OPTIONS                                    PRICE APPRECIATION
                                           GRANTED TO      EXERCISE OR                   FOR OPTION TERM
                            OPTIONS       EMPLOYEES IN     BASE PRICE      EXPIRATION  -------------------
          NAME            GRANTED (#)     FISCAL YEAR        ($/SH)          DATE      5% ($)      10% ($)
- ------------------------  -----------     ------------     -----------     --------    -------     -------
James L. Kirk...........     50,000           10.5            10.875        6/28/04    341,961     866,597
Joseph R. Kirk..........     30,000            6.3            10.875        6/28/04    205,177     519,958
Randall M. Walters......      5,000            1.0            10.875        6/28/04     34,196      86,660
Frank A. McBride........     20,000            4.2            10.875        6/28/04    136,785     346,639
Michael A. Szomjassy....     10,000            2.1            10.875        6/28/04     68,392     173,319
                             20,000            4.2             16.25        2/11/04    204,391     642,966
Samuel H. Iapalucci.....     20,000            4.2            10.875        6/28/04    136,785     346,639

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the executives named in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                           SHARES                                                                 VALUE OF UNEXERCISED
                          ACQUIRED      VALUE REALIZED          NUMBER OF UNEXERCISED                 IN-THE-MONEY
                             ON        (MARKET PRICE AT         OPTIONS AT FY-END (#)             OPTIONS AT FY-END ($)
                          EXERCISE      EXERCISE LESS       -----------------------------     -----------------------------
          NAME              (#)        EXERCISE PRICE)      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ------------------------  --------     ----------------     -----------     -------------     -----------     -------------
James L. Kirk...........       --                --             70,000          130,000           7,500              11,250
Joseph R. Kirk..........       --                --             46,000           84,000           5,000               7,500
Randall M. Walters......       --                --             80,000           20,000          64,125               6,500
Frank A. McBride........       --                --            113,000           42,000          90,375              15,250
Michael A. Szomjassy....       --                --             53,000           52,000          28,188              10,563
Samuel H. Iapalucci.....   32,000          $ 18,000                  0                0               0                   0

EMPLOYMENT AND INDEMNIFICATION AGREEMENTS

     The Company has entered into agreements with the executive officers named in the Summary Compensation Table and certain other executive officers providing that in the event of any "change of control" of the Company such officers would continue their employment with the Company in their present position for terms of approximately three years following such change of control. During such term of employment, each such officer would be entitled to receive base compensation and to continue to participate in incentive and employee benefit plans at levels no less favorable to him than prior to commencement of the term or to receive a lump sum payment, following the termination of his employment. While each of such agreements is presently in effect, none of them become operative until a change in control of the Company has occurred, prior to which time the Company and such officer each reserves the right at any time with or without cause to terminate their employment relationship. The transactions that are deemed to result in a change of control for the purposes of these agreements include (a) merger or consolidation of the Company with, or sale of all or substantially all its assets to another corporation, as a result of which less than a majority of the voting shares of the surviving entity are owned by former shareholders of the Company; (b) any person becoming the beneficial owner of 25% or more of the voting stock of the Company; (c) reporting by the Company under specified provisions of the federal securities laws that a change in control has occurred; and (d) when within any two-year period, a majority of directors at the beginning of such period (not including persons approved by at least two-thirds of the directors still in office who were directors at the beginning of such period) cease to be directors of the Company. It is a condition to Rust's obligation to consummate the transactions contemplated by the Reorganization Agreement that the Company obtain waivers from the executive officers who have entered into such employment agreements to the effect that the transactions contemplated by the Reorganization Agreement will not result in a "change of control" for purposes of these agreements.

     The Company has also entered into indemnification agreements ("Indemnification Agreements") with each current member of the Board of Directors as well as with each executive officer of the Company. The form and execution of the Indemnification Agreements were approved by the Company's shareholders at the Annual Meeting of Shareholders held on May 19, 1987. Such agreements essentially provide that to the extent permitted by law, the Company will indemnify the indemnitee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines or settlements) incurred or suffered by the indemnitee in connection with any suit in which the indemnitee is a party or otherwise involved as a result of his service as a member of the Board or as an officer.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Gorr, Pogue and Schmidt are members of the Compensation and Stock Option Committee of the Board of Directors of the Company. Effective June 30, 1994 Mr. Pogue retired as Senior Partner of Jones, Day, Reavis & Pogue, a law firm which during 1994 was retained by the Company to perform various corporate and litigation-related services for the Company and its subsidiaries. Jones, Day, Reavis & Pogue may be called on to perform similar and other services for the Company in the future.

BOARD COMPENSATION AND STOCK OPTION COMMITTEE REPORT*

     The primary functions of the Compensation and Stock Option Committee are to review and approve salaries and other benefits for executive officers of the Company, to administer and approve awards under the Company's 1986 Stock Option Plan and to make recommendations to the Board of Directors with respect to the adoption of employee benefit programs. The Compensation and Stock Option Committee is currently composed of three Directors, Messrs. Gorr, Pogue and Schmidt, who are not executive officers of the Company. Mr. Dewey was a member of the Compensation and Stock Option Committee until his resignation on November 14, 1994. Set forth below is a report of Messrs. Gorr, Pogue and Schmidt in their capacity as the Board's Compensation and Stock Option Committee addressing the Company's compensation policies for 1994 as they affected Mr. James L. Kirk and the other executive officers of the Company.

     The Compensation Committee's executive compensation policies are designed to provide levels of compensation that integrate pay (considered in connection with grants of stock options under the Company's 1986 Stock Option Plan) with the Company's annual and long-term performance goals, reward individual achievement and attract and retain qualified executives, all in the context of the highly competitive industry in which the Company operates.

     Salaries for executive officers are determined periodically by evaluating the performance of the individuals reviewed and their contributions to the performance of the Company and particular business units, as applicable, their responsibilities, experience, potential and period of service at their current salary. Financial results for the Company as a whole as well as appropriate non-financial measures are considered. Factors consistent with the Company's overall compensation policy and strategy, including events and the period of time since an executive officer's last salary increase may also be considered. With respect to executive officers, discretionary bonus awards may be granted for exemplary performance or to reward special achievements which impact Company results, but the Company has no formalized bonus plan. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. No particular weight is given to the above-referenced factors in the Compensation and Stock Option Committee's deliberations.

- ---------------

*Note: This information is not incorporated by reference in any prior or future
 Securities and Exchange Commission filings, directly or by reference to the incorporation of proxy statements of the Company, unless such filing specifically incorporates this information.

     The Compensation and Stock Option Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in allying management's and shareholders' interest in the enhancement of shareholder value. Granting of stock options pursuant to the Company's 1986 Stock Option Plan is also within the authority of the Compensation and Stock Option Committee. In determining grants of stock options to executive officers, the Compensation and Stock Option Committee has followed policies substantially similar to those described above with respect to compensation.

     Mr. James L. Kirk's annual base salary of $330,000 for 1994 was established in May 1991. In 1994, the Compensation and Stock Option Committee granted Mr. Kirk stock options under the 1986 Stock Option Plan to purchase 50,000 shares exercisable in installments over a four year period. The Compensation and Stock Option Committee in determining Mr. Kirk's compensation for 1994 followed the same policies which it follows with respect to other executive officers and which are described above. The financial results for the Company for 1993 as well as other non financial factors were considered, but as with other executive officers, no particular weight was given to any factor.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1,000,000 paid for a given fiscal year to certain executives. The Internal Revenue Service has issued proposed regulations. There are a number of unanswered questions concerning the operation of Section 162(m), but because of the Company's current compensation levels, the Compensation Committee has developed no policies at this time concerning Section 162(m).

IVAN W. GORR                 RICHARD W. POGUE                 CHARLES W. SCHMIDT

PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and a peer group of companies selected by the Company consisting of companies engaged in the environmental services industry. These companies are: Canonie Environmental Services Corp., Chempower, Inc., Clean Harbors, Inc., ECI Environmental, Inc., Groundwater Technology, Inc., Handex Environmental Recovery, Inc., International Technologies, Inc., Reidel Environmental Technologies, Inc., Sevenson Environmental Services, Inc. and Roy F. Weston, Inc. (the "Peer Group").

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON
                      COMMON STOCK, S&P 500 AND PEER GROUP

              (MARKET VALUE OF $100 INVESTED ON DECEMBER 31, 1989)

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)             OHM         PEER GROUP        S&P 500
1989                                    100.00          100.00          100.00
1990                                     93.02           84.85           93.44
1991                                     75.58           95.47          118.02
1992                                     69.77           73.25          123.29
1993                                    106.98           54.92          131.98
1994                                     79.07           49.85          129.96

- ---------------

* Note: This information is not incorporated by reference in any prior or future Securities and Exchange Commission filings, directly or by reference to the incorporation of proxy statements of the Company, unless such filing specifically incorporates this information.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT

     The Company provides Robert W. Kirk, a former officer and shareholder of OHM and father of James L. Kirk and Joseph R. Kirk, with a pension arrangement pursuant to which OHM is to make payments of $96,000 per year, subject to further cost of living adjustments, for the remainder of his life and that of his spouse if she survives him. During 1994, the Company made payments totalling $109,000 to Robert W. Kirk under this pension arrangement.

     During 1994, Kirk Brothers Co., Inc. ("KBC"), the principal shareholders of which are Richard C. Kirk and Robert W. Kirk, the brother and father, respectively, of James L. Kirk and Joseph R. Kirk, provided subcontract services to OHM on various projects pursuant to an Agreement dated June 6, 1994 which was approved by the Board of Directors on February 11, 1994. During 1994, the Company made payments to KBC totalling $2,055,000 under this Agreement.

     In connection with the commencement of his employment, Phillip V. Petrocelli, Vice President, Western Operations, received a $100,000 interest free loan to be forgiven in equal installments on the anniversary date of his employment over seven consecutive years. The balance of the loan becomes due and payable immediately in the event Mr. Petrocelli voluntarily leaves the employment of the Company or is terminated for cause before August 30, 2000. During 1994, $11,000 of the principal balance was forgiven.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES IDENTIFIED IN PROPOSAL 2.

              PROPOSAL 3: APPROVAL OF DIRECTORS' DEFERRED FEE PLAN

     The Board of Directors has adopted, subject to the approval of the Company's shareholders, the OHM Corporation Directors' Deferred Fee Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to help solidify the common interest of directors and shareholders in enhancing the value of the Company's Common Stock. It is also intended that the Directors' Plan will assist in attracting and retaining qualified individuals to serve as directors. If approved by shareholders, the Directors' Plan will give those directors who are not also employees of the Company an opportunity to defer receipt, and therefore the recognition as income for federal income tax purposes, of all or a portion of their annual retainer and meeting fees payable by the Company for their services as a director. A copy of the Directors' Plan is attached as Appendix C hereto, and a summary description below is qualified in its entirety by reference to such Appendix.

PRINCIPAL FEATURES

     The Directors' Plan provides that any director who is not also an employee of the Company may elect to defer all or a portion of the compensation payable to him or her for services as a director during a fiscal year by delivering written notice of such election prior to the beginning of such fiscal year (except at the time of adoption of the Director's Plan or at the time a person first becomes eligible to participate in the Directors' Plan).

     Under the terms of the Directors' Plan, a director may elect to have his or her director's fees credited to an account in either cash or Units (an accounting unit equal in value to one share of Common Stock). Deferred fees that a director elects to have credited in cash will be credited to the director's account as they become payable to the director. A director's account to which fees have been credited in cash will earn interest annually at the rate of interest payable on 1-year U.S. Treasury Bills or such other rate as the Committee designated by the Directors' Plan may establish. In no event, however, will the rate of interest be more than 5 percent higher than the rate payable on such U.S. Treasury Bills. Deferred fees payable in Units will be credited, together with an amount equal to 25% of such deferred fees, to a director's account at the end of the fiscal year on the basis of the average of the market values of the Common Stock on the last trading day in each calendar month during the year. Each account to which fees have been credited in Units shall be credited annually after the end of each fiscal year with additional Units equal in value to the amount of cash dividends paid by the Company during such year on Common Stock equivalent to the average daily balance of Units in such account during the year.

     Distribution of a director's account may be made (a) in a lump sum, (b) in five annual installments, or (c) a combination of the foregoing, as designated by the director, upon: (i) the termination of service of the participant as a director of the Company, for any reason, or (ii) if the director shall so elect, only upon his or her death. Amounts credited to a director's account in dollars are paid in cash, and amounts credited in Units are paid in full shares of Common Stock.

     Each director has the right at any time to designate the beneficiary to whom payment under the Directors' Plan will be made in the event of his or her death prior to complete distribution.

FEDERAL TAX CONSEQUENCES

     No income will be recognized by a director at the time that cash or Units are credited to his or her account. At the time of distribution, the director generally will be required to include as taxable ordinary income in an amount equal to the amount of cash received and the fair market value of any Common Stock received.

GENERAL

     The maximum number of Units that may be granted under the Director's Plan during its term is 100,000.

     The Directors' Plan will be administered by a Committee consisting of the Chairman of the Board (provided he is not a nonemployee director) and two Company officers or directors who are not nonemployee directors who shall be appointed by the Chairman of the Board. The Committee shall supervise the administration of the Directors' Plan, may from time to time adopt procedures governing the Directors' Plan and shall have authority to give interpretive rulings with respect to the Directors' Plan.

     By its terms the Directors' Plan may be amended from time to time by the Board of Directors, but no such amendment may affect the rights of directors to amounts credited to directors under the Directors' Plan and without further approval of the shareholders, no such amendment shall increase the maximum number of shares available to be issued under the Directors' Plan or cause Rule 16b-3 under the 1934 Act to become inapplicable to the Directors' Plan.

APPROVAL BY SHAREHOLDERS

     The approval and ratification of the Directors' Plan requires the affirmative vote of the holders of a majority of the shares present or represented and entitled to vote on the matter at the meeting.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Ernst & Young LLP has been selected as the Company's independent certified public accountants for the year ending December 31, 1995. Ernst & Young LLP has served as the Company's independent certified public accountants since July 1, 1986. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals for the 1996 Annual Meeting of Shareholders must be received by , 1996, to be included in the Company's proxy statement and proxy.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for action at the forthcoming Annual Meeting. However, the proxy confers upon the persons named therein discretionary authority to act upon any other matter that may properly come before the meeting.

     THE COMPANY WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING OTHER EXHIBITS, WITHOUT CHARGE, TO ANY PERSON UPON WRITTEN REQUEST ADDRESSED TO PAMELA K.M. BEALL, VICE PRESIDENT, TREASURER AND ASSISTANT SECRETARY, OHM CORPORATION, 16406 U.S. ROUTE 224 EAST, FINDLAY, OHIO 45840.

                                          RANDALL M. WALTERS
                                          Vice President, General Counsel
                                            and Secretary

April   , 1995
Findlay, Ohio

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
OHM Corporation

     We have audited the accompanying consolidated balance sheets of OHM Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of OHM Corporation and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Columbus, Ohio
February 1, 1995


                                OHM CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                       DECEMBER 31,
                                                                                   ---------------------
                                                                                     1994         1993
                                                                                   --------     --------
ASSETS
Current Assets:
  Cash and cash equivalents......................................................  $  4,930     $  5,039
  Accounts receivable............................................................    86,663       64,384
  Costs and estimated earnings on contracts in process in excess of billings.....    65,437       45,744
  Materials and supply inventory, at cost........................................    10,099        6,883
  Prepaid expenses and other assets..............................................     7,252        5,548
  Deferred income taxes..........................................................     6,744           --
  Refundable income taxes........................................................       205           91
                                                                                   --------     --------
                                                                                    181,330      127,689
                                                                                   --------     --------
Property and Equipment, net......................................................    57,240       53,258
                                                                                   --------     --------
Other Noncurrent Assets:
  Deferred debt issuance and financing costs.....................................     2,381        2,851
  Investments in and advances to affiliated company..............................    23,352       22,922
  Deferred income taxes..........................................................       336          617
  Other assets...................................................................     7,907        8,020
                                                                                   --------     --------
                                                                                     33,976       34,410
                                                                                   --------     --------
         Total Assets............................................................  $272,546     $215,357
                                                                                   =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable...............................................................  $ 47,936     $ 42,130
  Billings on contracts in process in excess of costs and estimated earnings.....        40          709
  Accrued compensation and related taxes.........................................     3,874        3,159
  Federal, state and local taxes.................................................       102          297
  Deferred income taxes..........................................................         -        1,006
  Other accrued liabilities......................................................     9,652        8,857
  Current portion of noncurrent liabilities......................................     3,262        1,546
                                                                                   --------     --------
                                                                                     64,866       57,704
                                                                                   --------     --------
Noncurrent Liabilities:
  Long-term debt.................................................................   127,279       71,113
  Capital leases.................................................................        92           65
  Pension agreement..............................................................       906          917
                                                                                   --------     --------
                                                                                    128,277       72,095
                                                                                   --------     --------
Deferred Income Taxes............................................................     2,483        2,815
                                                                                   --------     --------
Commitments and Contingencies

Shareholders' Equity:
  Preferred stock, $10.00 par value, 2,000,000 shares authorized; none issued and
    outstanding..................................................................        --           --
  Common stock, $.10 par value, 50,000,000 shares authorized;
    Shares issued: 1994 - 15,848,089; 1993 - 15,763,089..........................     1,584        1,576
  Additional paid-in capital.....................................................    63,294       62,774
  Retained earnings..............................................................    14,598       22,222
                                                                                   --------     --------
                                                                                     79,476       86,572
Less treasury stock, 1994 - 211,624; 1993 - 317,049, at cost.....................    (2,556)      (3,829)
                                                                                   --------     --------
                                                                                     76,920       82,743
                                                                                   --------     --------
         Total Liabilities and Shareholders' Equity..............................  $272,546     $215,357
                                                                                   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.


                                OHM CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  YEARS ENDED DECEMBER 31,
                                                             ----------------------------------
                                                               1994         1993         1992
                                                             --------     --------     --------
Gross Revenues.............................................  $323,381     $242,401     $221,370
  Less direct subcontract costs............................   103,114       66,661       59,461
                                                             --------     --------     --------
Net Revenues...............................................   220,267      175,740      161,909
  Cost of services.........................................   193,045      135,680      126,246
                                                             --------     --------     --------
Gross Profit...............................................    27,222       40,060       35,663
  Selling, general and administrative expenses.............    32,281       27,110       30,845
                                                             --------     --------     --------
Operating Income (Loss)....................................    (5,059)      12,950        4,818
                                                             --------     --------     --------
Other (Income) Expenses:
  Investment income........................................       (28)         (28)         (31)
  Interest expense.........................................     9,177        7,748        7,106
  Equity in net (earnings) loss of affiliates' continuing
     operations............................................    (1,032)      (1,600)       1,121
  Miscellaneous expenses...................................       898          341          966
                                                             --------     --------     --------
                                                                9,015        6,461        9,162
                                                             --------     --------     --------
Income (Loss) From Continuing Operations
  Before Income Taxes (Benefit)............................   (14,074)       6,489       (4,344)
     Income taxes (benefit)................................    (6,458)       2,082       (1,230)
                                                             --------     --------     --------
Income (Loss) From Continuing Operations...................    (7,616)       4,407       (3,114)
Discontinued Operations of Investee, Net of Income Taxes
  (Benefit):
  Income from operations...................................        --           --          122
  Provision for loss on disposition........................        --           --         (420)
                                                             --------     --------     --------
Income (Loss) Before Cumulative Effect of Accounting
  Change...................................................    (7,616)       4,407       (3,412)
  Cumulative effect of accounting change...................        --           --         (857)
                                                             --------     --------     --------
Net Income (Loss)..........................................  $ (7,616)    $  4,407     $ (4,269)
                                                             ========     ========     ========
Net Income (Loss) Per Share:
  Continuing operations....................................  $  (0.49)    $   0.35     $  (0.26)
  Discontinued operations:
     From operations.......................................        --           --         0.01
     From disposition......................................        --           --        (0.03)
                                                             --------     --------     --------
                                                                (0.49)        0.35        (0.28)
  Cumulative effect of accounting change...................        --           --        (0.07)
                                                             --------     --------     --------
                                                             $  (0.49)    $   0.35     $  (0.35)
                                                             ========     ========     ========
Weighted average number of common and common equivalent
  shares outstanding.......................................    15,582       12,506       12,051
                                                             ========     ========     ========

The accompanying notes are an integral part of these consolidated financial statements.


                                OHM CORPORATION

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                COMMON STOCK
                                             -------------------   ADDITIONAL              CUMULATIVE
                                             NUMBER OF              PAID-IN     RETAINED   TRANSLATION   TREASURY
                                               SHARES     AMOUNT    CAPITAL     EARNINGS   ADJUSTMENTS     STOCK
                                             ----------   ------   ----------   --------   ----------   -----------
BALANCE AT DECEMBER 31, 1991...............  12,398,089   $1,239    $ 28,948    $22,134       $129        $(4,197)
  Deferred translation adjustments.........                                                   (151)
  Net loss.................................                                      (4,269 )
                                             ----------   ------   ----------   --------   ----------   -----------
BALANCE AT DECEMBER 31, 1992...............  12,398,089   1,239       28,948     17,865        (22)        (4,197)
  Proceeds from sale of 3,365,000 shares of
     common stock, less issuance expenses
     of $705,000...........................   3,365,000     337       33,921
  Stock options exercised, 30,480 reissued
     from treasury.........................                              (95)                                 368
  Deferred translation adjustments.........                                                    (28)
  Net income...............................                                       4,407
                                             ----------   ------   ----------   --------   ----------   -----------
BALANCE AT DECEMBER 31, 1993...............  15,763,089   1,576       62,774     22,272        (50)        (3,829)
  Proceeds from sale of 85,000 shares of
     common stock, less issuance expenses
     of $86,000............................      85,000       8          789
  Stock options exercised, 105,425 reissued
     from treasury.........................                             (269)                               1,273
  Deferred translation adjustments.........                                                     (8)
  Net loss.................................                                      (7,616 )
                                             ----------   ------   ----------   --------   ----------   -----------
BALANCE AT DECEMBER 31, 1994...............  15,848,089   $1,584    $ 63,294    $14,656       $(58)       $(2,556)
                                              =========   =======  =========    ========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.


                                OHM CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                            YEARS ENDED DECEMBER 31,
                                                                        ---------------------------------
                                                                         1994         1993         1992
                                                                        -------     --------     --------
Cash flows from operating activities:
  Net income (loss)...................................................  $(7,616)    $  4,407     $ (4,269)
  Adjustments to reconcile net income (loss)
    to net cash provided by (used in) operating activities:
    Depreciation and amortization.....................................    7,395        7,073        7,186
    Amortization of other noncurrent assets...........................    2,418        1,698        1,279
    Deferred income taxes.............................................   (7,801)       1,456       (2,228)
    Loss on sale of property and equipment............................      764           55          218
    Equity in net (earnings) loss of affiliates' continuing
      operations, net of dividends received...........................     (430)       3,212        1,121
    Provision for loss on disposition of discontinued operations,
      including deferred income tax benefit...........................       --           --          420
    Cumulative effect of accounting change............................       --           --          857
    Deferred translation adjustments and other........................       90          255          486

Changes in current assets and liabilities:
  Accounts receivable.................................................  (22,279)     (17,379)         541
  Costs and estimated earnings on contracts in process in excess of
    billings..........................................................  (19,693)     (24,742)      (4,312)
  Materials and supply inventory......................................   (3,216)        (426)      (1,193)
  Prepaid expenses and other assets...................................   (1,704)         (85)       1,230
  Refundable income taxes and other...................................     (114)       1,079          219
  Accounts payable....................................................    5,263       20,549        1,973
  Billings on contracts in process in excess of costs and estimated
    earnings..........................................................     (669)        (439)         130
  Accrued compensation and related taxes..............................      715          227         (792)
  Federal, state and local income taxes...............................     (195)        (410)         662
  Other accrued liabilities...........................................      795       (5,432)       1,715
                                                                        -------     --------     --------
      Net cash flows provided by (used in) operating activities.......  (46,277)      (8,902)       5,243
                                                                        -------     --------     --------
Cash flows from investing activities:
  Purchases of property and equipment.................................  (13,354)     (15,783)      (8,859)
  Proceeds from sale of property and equipment........................    1,847          126        2,458
  Increase in other noncurrent assets.................................   (1,835)      (6,163)      (2,450)
  Proceeds from (advances to) affiliated companies, net...............       --       14,850      (14,109)
  Investment in discontinued operations, net..........................       --         (146)      (1,430)
  Proceeds (adjustments) from sale of discontinued operations.........       --       14,613         (405)
                                                                        -------     --------     --------
      Net cash provided by (used in) investing activities.............  (13,342)       7,497      (24,795)
                                                                        -------     --------     --------
Cash flows from financing activities:
  Increase in long-term debt..........................................    8,900        5,663           --
  Payments on long-term debt and capital leases.......................   (1,782)        (212)         (96)
  Proceeds from borrowing under revolving credit agreement............  147,200       99,500      109,000
  Payments on revolving credit agreement..............................  (96,500)    (135,500)     (90,000)
  Payments on pension agreement.......................................     (109)        (105)        (111)
  Proceeds from public offering of common stock.......................      797       34,258           --
  Reissuance of treasury stock........................................    1,004          273           --
                                                                        -------     --------     --------
      Net cash provided by financing activities.......................   59,510        3,877       18,793
                                                                        -------     --------     --------
      Net increase (decrease) in cash and cash equivalents............     (109)       2,472         (759)
Cash and cash equivalents at beginning of year........................    5,039        2,567        3,326
                                                                        -------     --------     --------
Cash and cash equivalents at end of year..............................  $ 4,930     $  5,039     $  2,567
                                                                        ========    =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                                OHM CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION The accompanying consolidated financial statements include the accounts of OHM Corporation (the "Company") and its subsidiaries. The Company also includes its proportionate share of joint ventures, in which the Company's ownership is less than 50%, which were entered into for the purpose of performing large remediation projects. The Company's investment in 40% of the outstanding common stock of NSC Corporation ("NSC") is carried on the equity basis. All material intercompany transactions and balances among the consolidated group have been eliminated in consolidation.

     REVENUES AND COST RECOGNITION The Company primarily derives its revenues from providing environmental services under cost plus fee, time and materials, fixed price and unit price contracts. The Company records revenues and related income from its fixed and unit price contracts in process using the percentage-of-completion method of accounting. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in project performance, project conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated. Revenues from time and materials and cost plus fee type contracts are recorded based on performance and efforts expended. Contract costs include all direct labor, material, per diem, subcontract and other direct and indirect project costs related to contract performance. Revenues derived from non-contract activities are recorded as the services are performed.

     DIRECT SUBCONTRACT COSTS The Company incurs a substantial amount of direct subcontract costs which are passed through to its clients. These costs result from the use of subcontractors on projects principally for transportation and disposal of hazardous wastes, and in some cases for analytical and remediation services, where contracts or other business conditions require the use of subcontractors. The Company believes that net revenues, excluding direct subcontract costs, more accurately reflect the amounts earned for activities performed by the Company. Accordingly, the Company reports direct subcontract costs as a reduction of gross revenues to arrive at net revenues.

     PROPERTY AND EQUIPMENT Property and equipment are carried at cost and include expenditures which substantially increase the useful lives of the assets. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation and amortization, including amortization of assets under capital leases, are provided on a specific item basis net of salvage value over the estimated useful lives of the respective assets, using primarily the straight-line method.

     CAPITALIZED INTEREST Interest expense incurred on capital expenditures for assets constructed by the Company is capitalized and is included in the cost of such assets. Total interest expense incurred by the Company was $10,127,000, $8,447,000, and $7,191,000 for the years ended December 31, 1994, 1993 and 1992, respectively. Total interest capitalized was $950,000, $699,000, and $85,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

     OTHER ASSETS Other assets include goodwill and other intangible assets of $370,000 and $460,000 at December 31, 1994 and 1993, respectively, resulting primarily from acquisitions accounted for using the purchase method of accounting. Goodwill is amortized using the straight-line method over forty years. Other intangible assets relating to acquired businesses consist principally of proprietary processes, and other deferred costs, and are amortized on a straight-line basis over nine to ten years. The accumulated amortization of intangible assets, including goodwill, relating to acquired businesses was $919,000 and $828,000 at December 31, 1994 and 1993, respectively.

                                OHM CORPORATION

     GAIN RECOGNITION ON SALE OF SUBSIDIARIES' STOCK It is the Company's policy to record gains and losses from sale or issuance of previously unissued stock by its subsidiaries. The Company recorded losses of $185,000 and $650,000 for the issuance of stock by NSC for the years ended December 31, 1993 and 1992, respectively.

     INCOME TAXES The Company accounts for income taxes under the liability method pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the liability method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     STATEMENT OF CASH FLOWS The Company considers all short-term deposits and highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash paid for income taxes for the years ended December 31, 1994, 1993 and 1992 was $550,000, $381,000 and $141,000,
respectively. Cash paid for interest was $9,171,000, $7,940,000 and $7,720,000 for each of the years ended December 31, 1994, 1993 and 1992, respectively.

     With respect to non-cash investing and financing activities, the Company acquired $91,000, $2,019,000 and $702,000 of fixed assets under financial obligations for the years ended December 31, 1994, 1993 and 1992, respectively.

     NET INCOME (LOSS) PER SHARE Net income (loss) per share amounts are based on the weighted average common and common equivalent shares outstanding during the respective periods. Shares of common stock issuable upon conversion of the 8% Convertible Subordinated Debentures due 2006 are not considered to be common stock equivalents and were antidilutive in each of the years presented; therefore, they were excluded from the calculation of net income per share.

     RECLASSIFICATION Certain amounts presented for the years ended December 31, 1993 and 1992 have been reclassified to conform to the 1994 presentation.

NOTE 2 -- DISCONTINUED OPERATIONS

     In 1990, the Company adopted a plan to pursue the divestiture of its three commercial testing laboratories and its fixed-base hazardous waste treatment facility. These service areas of the Company's business have been accounted for as discontinued operations and, accordingly, the accompanying consolidated statements of operations for the years ended December 31, 1993 and 1992 have been presented to report such businesses as discontinued operations. The Company sold its three commercial testing laboratories in 1991. On February 22, 1993, the Company completed the sale of all of the common stock of the Company's fixed-base hazardous waste treatment facility for $14,613,000 in cash.

     On December 23, 1992, NSC entered into a Purchase Agreement among the Company, NSC and its wholly-owned subsidiary NSC Industrial Services Corp. ("NSCIS"), The Brand Companies, Inc. ("Brand") and Waste Management, Inc. to acquire the asbestos abatement operations of Brand in exchange for 4,010,000 shares of NSC's common stock and the common stock of NSCIS which in turn owns all of the common stock of Combined Plant Services Corp. and its affiliate Gundersen/Viking Corp. (collectively, "CPS") acquired on February 5, 1992 and Miami Valley Pressure Cleaning, Inc. and its affiliate M.V. Industrial Services, Inc. (collectively, "MVIS") acquired on April 17, 1992 (see Note 18 -- Brand Agreement). Accordingly, NSC's environmental cleaning and industrial maintenance services business was accounted for as discontinued operations. The provision for loss on disposition recorded by NSC at December 31, 1992 consisted of estimated costs associated with the disposal and expected operating losses through the date of disposition of CPS and MVIS. The Company's equity interest in such provision for loss on disposition was $420,000.

                                OHM CORPORATION

NOTE 3 -- ACCOUNTS RECEIVABLE AND COSTS AND ESTIMATED EARNINGS ON CONTRACTS IN PROCESS

     Accounts receivable are summarized as follows:

                                                                         DECEMBER 31,
                                                                     --------------------
                                                                       1994        1993
                                                                     --------     -------
                                                                        (IN THOUSANDS)
     Accounts billed and due currently.............................  $ 49,560     $42,693
     Unbilled receivables..........................................    56,334      17,391
     Retained......................................................     6,832       7,076
                                                                     --------     -------
                                                                      112,726      67,160
     Allowance for uncollectible accounts..........................   (26,063)     (2,776)
                                                                     --------     -------
                                                                     $ 86,663     $64,384
                                                                     ========     =======

     The consolidated balance sheets include the following amounts:

                                                                       DECEMBER 31,
                                                                  -----------------------
                                                                    1994          1993
                                                                  ---------     ---------
                                                                      (IN THOUSANDS)
     Costs incurred on contracts in process.....................  $ 203,742     $ 129,767
     Estimated earnings.........................................     42,032        26,410
                                                                  ---------     ---------
                                                                    245,774       156,177
     Less billings to date......................................   (180,377)     (111,142)
                                                                  ---------     ---------
                                                                  $  65,397     $  45,035
                                                                  =========     =========
     Costs and estimated earnings on contracts in process in
       excess of billings.......................................  $  65,437     $  45,744
     Billings on contracts in process in excess of costs and
       estimated earnings.......................................        (40)         (709)
                                                                  ---------     ---------
                                                                  $  65,397     $  45,035
                                                                  =========     =========

     During the fourth quarter of 1994, the Company recorded a $25,000,000 reserve for accounts receivable, primarily where such accounts are in litigation (see Note 15 -- Litigation and Contingencies).

     Unbilled receivables and costs and estimated earnings on contracts in process typically represent amounts earned under the Company's contracts but not yet billable to clients according to contract terms, which usually consider passage of time, achievement of certain project milestones or completion of the project, and amounts equal to contract costs attributable to claims included in revenues. In addition, unbilled receivables and costs and estimated earnings on contracts in process include amounts relating to contracts with federal government agencies which require services performed by the Company's subcontractors to be paid prior to billing. The Company believes that its accounts receivable at December 31, 1994 will be collected within one year.

     The Company provides a broad range of environmental and hazardous waste remediation services to industrial, federal government agencies, and state and local government agencies located primarily in the United States and Canada. The Company's industrial, federal government, and state and local government clients constituted 34%, 56%, and 10%, respectively, of total accounts receivable and costs and estimated earnings on contracts in process at December 31, 1994.

                                OHM CORPORATION

NOTE 4 -- PROPERTY AND EQUIPMENT

     Property and equipment is summarized as follows:

                                                                         DECEMBER 31,
                                                                     --------------------
                                                                       1994        1993
                                                                     --------     -------
                                                                        (IN THOUSANDS)
     Land..........................................................  $    257     $   257
     Buildings and improvements....................................    17,179      17,075
     Machinery and equipment.......................................    74,270      62,413
     Construction in progress......................................     4,190      12,473
                                                                     --------     -------
                                                                       95,896      92,218
     Less accumulated depreciation and amortization................   (38,656)    (38,960)
                                                                     --------     -------
                                                                     $ 57,240     $53,258
                                                                     ========     =======

NOTE 5 -- INVESTMENTS IN AND ADVANCES TO AFFILIATED COMPANY

     On May 4, 1993, NSC, then a 70% owned subsidiary, acquired all the assets and certain liabilities of the asbestos abatement division of Brand in exchange for 4,010,000 shares of NSC's common stock and the common stock of NSCIS, NSC's industrial maintenance subsidiary (see Note 18 -- Brand Agreement). As a result of this transaction the Company's ownership interest in NSC was reduced to 40%.

     The combined summarized financial information for NSC is set forth below:

                                                                         DECEMBER 31,
                                                                      -------------------
                                                                       1994        1993
                                                                      -------     -------
                                                                        (IN THOUSANDS)
     Current assets.................................................  $40,648     $44,876
     Noncurrent assets..............................................   47,639      50,293
     Total assets...................................................   88,287      95,169
     Current liabilities............................................   18,505      22,608
     Noncurrent liabilities.........................................   11,720      15,569

                                                              YEARS ENDED DECEMBER 31,
                                                          ---------------------------------
                                                            1994         1993        1992
                                                          --------     --------     -------
                                                                   (IN THOUSANDS)
     Gross revenues.....................................  $132,218     $110,254     $62,220
     Gross profit.......................................    21,716       20,901       7,525
     Operating income (loss)............................     5,101        6,356      (2,420)
     Income (loss) from continuing operations...........     2,566        3,373      (1,604)
     Net income (loss)..................................     2,566        3,373      (3,030)
     Company's interest in net income (loss)............     1,032        1,600      (2,119)

     The Company's accumulated equity in the undistributed earnings of NSC included in consolidated retained earnings was $6,169,000 at December 31, 1994. The Company received cash dividends from NSC aggregating $602,000 and $4,812,000 for the years ended December 31, 1994 and 1993, respectively.

                                OHM CORPORATION

     As a result of the Brand Agreement, NSC obtained a senior credit facility and paid all of its indebtedness to the Company, which totaled $12,958,000 on May 4, 1993, and replaced $16,697,000 of outstanding letters of credit issued on behalf of NSC under the Company's revolving credit agreement.

NOTE 6 -- OTHER ACCRUED LIABILITIES

     Other accrued liabilities are summarized as follows:

                                                                          DECEMBER 31,
                                                                        -----------------
                                                                         1994       1993
                                                                        ------     ------
                                                                         (IN THOUSANDS)
     Accrued interest.................................................  $1,701     $1,439
     Accrued insurance................................................   2,041      2,057
     Reserves for self-insurance......................................   3,227      2,146
     Other............................................................   2,683      3,215
                                                                        ------     ------
                                                                        $9,652     $8,857
                                                                        ======     ======

NOTE 7 -- LONG-TERM DEBT

     The long-term debt of the Company is summarized below:

                                                                         DECEMBER 31,
                                                                     --------------------
                                                                       1994        1993
                                                                     --------     -------
                                                                        (IN THOUSANDS)
     8% Convertible Subordinated Debentures due October 1, 2006....  $ 57,500     $57,500
     Revolving credit facility.....................................    57,700       7,000
     Notes payable to financial institutions.......................    14,732       7,361
     Notes payable.................................................       560         725
                                                                     --------     -------
                                                                      130,492      72,586
     Less current portion..........................................    (3,213)     (1,473)
                                                                     --------     -------
                                                                     $127,279     $71,113
                                                                     ========     =======

     The convertible subordinated debentures are convertible into 41.67 shares of common stock per $1,000 unit with interest payable semiannually on April 1 and October 1, and are redeemable at the option of the Company. The convertible subordinated debentures require annual mandatory sinking fund payments of 7.5% of the principal amount which commence on October 1, 1996, and continue through October 1, 2005. The fair value of the convertible subordinated debentures is based on a quoted market price and approximates $45,138,000 at December 31, 1994. The amortization of debt issuance costs related to the convertible subordinated debentures was $108,000 for each of the years ended December 31, 1994, 1993, and 1992.

     On May 11, 1993, the Company entered into a $135,000,000 revolving credit agreement, which was subsequently amended on January 18, 1995, with a group of banks to provide letters of credit and cash borrowings. The agreement has a three year term and is scheduled to expire on May 11, 1996. Under the terms of the agreement, cash borrowings may not exceed $95,000,000 and bear interest at either the prime rate plus a percentage ranging from .75% to 1.875% or, at the Company's option, the Eurodollar market rate plus a percentage ranging from 1.75% to 2.875%. The percentage over the prime rate or the Eurodollar market rate is based on the aggregate amount borrowed under the facility as well as the Company's financial performance as measured by an interest coverage ratio and a total funded debt ratio. The agreement provides the participating banks a security interest in the Company's equipment, inventories, accounts receivable, general intangibles

                                OHM CORPORATION
and in the Company's investment in the common stock of NSC as well as the Company's other subsidiaries. The agreement also imposes, among other covenants, a minimum tangible net worth covenant and a restriction on all of the Company's retained earnings which precludes the declaration and payment of cash dividends.

     The Company had $34,771,000 and $40,327,000 of letters of credit outstanding under its revolving credit facility at December 31, 1994 and 1993, respectively.

     Notes payable to financial institutions consist of: (i) a $6,057,000 note payable bearing interest at 7.24% payable in equal monthly installments of $146,000 with the final payment due in May 1996, (ii) a $1,425,000 note payable bearing interest at 9.25% payable in equal monthly installments of $35,000 with the final payment due in May 1996, (iii) a $5,902,000 note payable bearing interest at 8.58% payable in quarterly installments of $356,000 with the final payment of $957,000 due in August 1999, and (iv) a $1,348,000 note payable bearing interest at 8.72% payable in equal monthly installments of $43,000 with the final payment due in January 1998. Each of the above agreements provides the respective financial institution with a security interest in the equipment financed with the proceeds from such notes.

     Notes payable include: (i) a $457,000 interest bearing note at a rate of 8.75% payable in monthly installments of $14,000 with a final payment of $320,000 due in December 1995, (ii) a $103,000 interest bearing note at a rate of 9% payable in monthly installments of $4,000 with a final payment of $50,000 due in March 1996. Both notes are secured by certain machinery and equipment of the Company.

     The aggregate maturity of long-term debt for the five years ending December 31 is: 1995, $3,213,000; 1996, $65,658,000; 1997, $7,855,000; 1998, $7,617,000;
1999, $5,899,000; 1999 and thereafter, $40,250,000.

NOTE 8 -- LEASES

     Future minimum lease payments under noncancelable operating leases total $6,183,000, $5,190,000, $4,844,000, $4,233,000, and $2,974,000 for the years ended December 31, 1995, 1996, 1997, 1998 and 1999, respectively. Lease payments under noncancelable operating leases subsequent to the year ended December 31, 1999 aggregate $3,406,000.

     Rental expense under operating leases totaled $5,906,000, $4,235,000, and $2,791,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

NOTE 9 -- INCOME TAXES

     Effective January 1, 1992, the Company elected to adopt SFAS No. 109. As permitted by SFAS No. 109, prior year financial statements were not restated to reflect the change in accounting method. The cumulative effect as of January 1, 1992 of adopting SFAS No. 109 decreased net income by $857,000, of which $700,000 represents the Company's equity interest in NSC's adoption of SFAS No. 109.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

                                OHM CORPORATION

Significant components of the Company's deferred tax liabilities and assets as of December 31, 1994 and 1993, are as follows:

                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                          1994          1993
                                                                         -------       -------
                                                                            (IN THOUSANDS)
Long-term deferred tax liabilities:
  Property and equipment.............................................    $ 5,256       $ 7,048
  Intangible assets..................................................      1,768         2,008
  Investments........................................................      2,821         2,695
                                                                         -------       -------
     Total long-term deferred tax liabilities........................      9,845        11,751
Long-term deferred tax assets:
  Net operating loss ("NOL") carryforwards...........................      3,156         5,612
  Separate return limitation year ("SRLY") NOLs......................         --         1,493
  Research and development tax credits...............................      1,433            --
  Other, net.........................................................      3,652         3,464
                                                                         -------       -------
     Total long-term deferred tax assets.............................      8,241        10,569
  Valuation allowance for deferred tax assets........................       (879)       (1,633)
                                                                         -------       -------
     Net long-term deferred tax asset................................      7,362         8,936
                                                                         -------       -------
Net long-term deferred tax liabilities...............................    $ 2,483       $ 2,815
                                                                         =======       =======
Long-term deferred tax assets:
  Foreign tax NOLs...................................................    $   366       $   693
  Valuation allowance for deferred tax assets........................        (30)          (76)
                                                                         -------       -------
     Total long-term deferred tax assets.............................    $   336       $   617
                                                                         =======       =======
Current deferred tax liabilities:
  Revenue recognition................................................    $ 2,544       $ 3,244
  Prepaid expenses...................................................      1,079         1,056
  Tax reserves.......................................................        526           419
                                                                         -------       -------
     Total current deferred tax liabilities..........................      4,149         4,719
Current deferred tax assets:
  Bad debt reserves..................................................     10,049            --
  Capital loss carryforwards.........................................         --            --
  NOL carryforwards..................................................      1,928         2,892
  Other, net.........................................................        155         1,260
                                                                         -------       -------
     Total current deferred tax assets...............................     12,132         4,152
Valuation allowance for deferred tax assets..........................     (1,239)         (439)
                                                                         -------       -------
     Net current deferred tax assets.................................     10,893         3,713
                                                                         -------       -------
Net current deferred tax liabilities.................................                  $ 1,006
                                                                                       =======
Net current deferred tax assets......................................    $ 6,744
                                                                         =======

     The net long-term deferred tax assets of $336,000 and $617,000 at December 31, 1994 and 1993, respectively, are attributable to the foreign operations of the Company and cannot be offset with the net long-term deferred tax liabilities resulting from the Company's domestic operations.

                                OHM CORPORATION

     For financial reporting purposes, income (loss) from continuing operations before income taxes (benefit) includes the following components:

                                                               YEARS ENDED DECEMBER 31,
                                                            -------------------------------
                                                              1994        1993       1992
                                                            --------     ------     -------
                                                                    (IN THOUSANDS)
     United States........................................  $(14,074)    $6,489     $(4,813)
     Foreign..............................................        --         --         469
                                                            --------     ------     -------
                                                            $(14,074)    $6,489     $(4,344)
                                                            ========     ======     =======

     The provisions for income taxes (benefit) consist of the following:

                                                                    YEARS ENDED DECEMBER 31,
                                                                 ------------------------------
                                                                  1994        1993       1992
                                                                 -------     ------     -------
                                                                         (IN THOUSANDS)
Current:
  Federal......................................................  $   244     $  199          --
  Foreign......................................................       --         --     $    35
  State........................................................       --         75          --
                                                                 -------     ------     -------
                                                                     244        274          35
Benefit of loss carryforwards..................................   (5,380)    (3,816)         --
Deferred:
  Federal......................................................   (1,161)     5,189      (1,235)
  Foreign......................................................       --         --         200
  State........................................................     (161)       435        (230)
                                                                 -------     ------     -------
                                                                  (1,322)     5,624      (1,265)
                                                                 -------     ------     -------
                                                                 $(6,458)    $2,082     $(1,230)
                                                                 =======     ======     =======

     The reasons for differences between the provisions for income taxes and the amount computed by applying the statutory federal income tax rate to income
(loss) from operations before income taxes are as follows:

                                                                         YEARS ENDED DECEMBER
                                                                                 31,
                                                                        ----------------------
                                                                        1994     1993     1992
                                                                        ----     ----     ----
Federal statutory rate................................................  34.0%    34.0%    34.0%
Add (deduct):
  State income taxes, net of federal benefit..........................  3.7      3.0      3.4
  Research and development tax credits................................  3.6       --       --
  Equity in net earnings of affiliates................................  2.0      (6.4)    (8.8)
  Other, net..........................................................  2.6      1.5      (0.3)
                                                                        ----     ----     ----
                                                                        45.9%    32.1%    28.3%
                                                                        ====     ====     ====

                                OHM CORPORATION

     Net operating loss, capital loss and tax credit carryforward amounts and their respective expiration dates for income tax purposes are as follows (in thousands):

                                                                                 EXPIRATION
                                                                 AMOUNT            DATES
                                                                 -------     ------------------
Net operating loss.............................................  $12,616      1997 through 2007
Foreign tax net operating loss.................................      949      1997 through 1998
State net operating losses in excess of federal................   15,817      1997 through 2007
Research and development tax credits...........................    1,433      2005 through 2009
Alternative minimum tax credits................................    1,209             Indefinite
Miscellaneous credits..........................................      600      1997 through 2005

     The valuation allowance for deferred tax assets is $2,148,000 at December 31, 1994 and 1993. No change in the valuation allowance was recorded in 1994.

NOTE 10 -- RELATED PARTY TRANSACTIONS

     The Company has a policy whereby transactions with directors, executive officers and related parties require the approval of a disinterested majority of the Board of Directors.

     Prior to NSC's acquisition of the asbestos abatement division of Brand in May 1993, the Company had an intercompany loan and management services arrangement with NSC. Under the intercompany loan arrangement, the Company would borrow from NSC its excess cash and advance to NSC funds for working capital requirements and expansion of NSC's business. The Company charged NSC net interest expense of $275,000 and $310,000 for the years ended December 31, 1993 and 1992, respectively. In addition, the Company and its subsidiaries furnished to NSC management services for financial, administrative, legal and certain other staff functions. The Company charged NSC $149,000 and $281,000 for the years ended December 31, 1993 and 1992, respectively, for such services. The Company believes the charges for such services have been made on a reasonable basis and approximate what it would have cost NSC to obtain such services on its own. Upon completion of the Brand asbestos abatement division acquisition, such intercompany loan and management services agreements were terminated.

     The Company has been reimbursed by NSC for certain third party charges paid on NSC's behalf, such as letter of credit fees, insurance and bonding costs and legal fees. The costs charged to NSC for general liability and other insurance coverages were $363,000, $93,000 and $475,000 for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, prior to NSC's acquisition of Brand's asbestos abatement division, NSC employees were eligible to participate in OHM's group insurance and other employee benefit plans. The costs charged to NSC for such employee benefits were $242,000 and $540,000 for the years ended December 31, 1993 and 1992, respectively.

     In the normal course of business, NSC has provided the Company with subcontract services on certain of its projects for asbestos abatement and industrial maintenance services. The costs for such services were $689,000, $3,469,000 and $3,961,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

     The Company rents certain buildings and prior to 1993 rented aircraft from an affiliated partnership. Rental expenses for these facilities and aircraft totaled $38,000, $33,000 and $134,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

     The Company has purchased general contractor services and equipment from a company which totaled $24,000, $166,000 and $460,000 for the years ended December 31, 1994, 1993 and 1992, respectively. The principal shareholder of the company is directly related to certain directors of the Company.

                                OHM CORPORATION

     In the normal course of business, the Company has purchased subcontractor services on certain of its projects from a company which totaled $2,055,000 for the year ended December 31, 1994. The principal shareholder of the company is directly related to certain directors of the Company.

NOTE 11 -- AGREEMENT WITH FORMER SHAREHOLDER

     During 1985, the Company executed a pension agreement with a former officer, directly related to certain directors of the Company, for an annual pension commencing on June 1, 1990, of $96,000, subject to cost of living adjustments, for the remainder of his life and that of his spouse if she survives him. The Company made pension payments totaling $109,000, $105,000 and $111,000 pursuant to this agreement during the years ended December 31, 1994, 1993 and 1992, respectively.

NOTE 12 -- CAPITAL STOCK

     The Company has authorized 2,000,000 shares of preferred stock at a $10.00 par value. No shares of preferred stock have been issued at December 31, 1994. The rights and preferences of the preferred stock will be fixed by the Board of Directors at the time such shares are issued. The preferred stock, when issued, will have dividend and liquidation preferences over those of the common shareholders.

     In December 1993, the Company completed a public offering of 3,365,000 shares of common stock at $11.00 per share. Total net proceeds to the Company from such offering were $34,963,000, less issuance expenses of $705,000, and were used to reduce the outstanding amounts under the Company's revolving credit agreement. If the offering had occurred at the beginning of 1993, pro forma income per share would have been $0.37. This pro forma per share data is unaudited and not necessarily indicative of the results that would have been obtained had this event actually occurred at the assumed date. In January 1994, the Company issued an additional 85,000 shares of common stock at $11.00 per share which resulted in $883,000 of net proceeds, less issuance expenses of $86,000, to the Company.

NOTE 13 -- STOCK OPTION PLAN

     In 1986, the Company adopted and the shareholders approved the 1986 Stock Option Plan (the "1986 Plan") which provides for the granting of stock options to directors, officers and key employees at prices not less than the fair market value of the Company's common stock on the date of grant. A total of 1,850,000 shares of the Company's common stock had been reserved for issuance upon the exercise of options granted under the 1986 Plan at December 31, 1993. The total amount of shares reserved for issuance was subsequently increased to 2,850,000 by vote of the shareholders at the 1994 Annual Meeting. Substantially all options presently issued under the 1986 Plan are exercisable in cumulative annual installments ranging up to 20 percent commencing on the date of grant and expiring ten years thereafter. The number of shares available for grants of additional options under the 1986 Plan were 752,859 and 137,834 at December 31, 1994 and 1993, respectively.

     On August 6, 1992, the Company's Board of Directors approved a stock option plan for the Board of Directors (the "Directors' Plan"), which was subsequently approved by the Company's shareholders at the 1993 Annual Meeting. The Directors' Stock Option Plan provides for the immediate grant to each non-employee director a stock option for 15,000 shares of the Company's common stock, less the number of shares held by any such director under the 1986 Stock Option Plan. Additionally, the Directors' Plan provides for additional grants of stock options for 5,000 shares of the Company's common stock, at prices not less than the fair value, to each non-employee director annually. Options granted under the Directors' Plan may not be exercised for a period of six months following the date of grant and terminate ten years after the date of grant or eighteen months after the holder ceases to be a member of the Board of Directors, whichever occurs earlier. The total number of shares available for grants of additional options under the Directors' Plan at December 31, 1994 and 1993 was 915,000 and 940,000, respectively.

                                OHM CORPORATION

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

     The following summarizes stock option activity in 1994:

                                                                   NUMBER OF       PRICE RANGE
                                                                    SHARES          PER SHARE
                                                                   ---------     ---------------
1986 PLAN
Outstanding at December 31, 1993.................................  1,485,800     $6.38 to $11.88
  Granted........................................................    477,350     $9.75 to $16.25
  Exercised......................................................   (105,425)    $7.00 to $11.88
  Cancelled......................................................    (92,375)    $7.00 to $11.88
                                                                   ---------     ---------------
Outstanding at December 31, 1994.................................  1,765,350     $6.38 to $16.25
                                                                   ---------     ---------------
Exercisable at December 31, 1994.................................    907,725     $6.38 to $16.25
                                                                    ========       =============
DIRECTORS' PLAN
Outstanding at December 31, 1993.................................     60,000      $7.63 to $8.25
  Granted........................................................     25,000              $15.63
  Exercised......................................................         --                  --
  Cancelled......................................................         --                  --
                                                                   ---------     ---------------
Outstanding at December 31, 1994.................................     85,000     $7.63 to $15.63
                                                                   ---------     ---------------
Exercisable at December 31, 1994.................................     85,000     $7.63 to $15.63
                                                                    ========       =============

NOTE 14 -- RETIREMENT AND PROFIT-SHARING PLANS

     The Company has a Retirement Savings Plan (the "Plan") which allows each of its eligible employees to make contributions, up to a certain limit, to the Plan on a tax-deferred basis under Section 401(k) of the Internal Revenue Code of 1986, as amended. Eligible employees are those who are employed full-time, are over twenty-one years of age, and have one year of service with the Company. The Company may, at its discretion, make matching contributions and profit sharing contributions to the Plan out of its profits for the plan year. The Company made matching contributions of $1,225,000, $743,000 and $609,000 to the Plan for the years ended December 31, 1994, 1993 and 1992, respectively.

NOTE 15 -- LITIGATION AND CONTINGENCIES

     The Company's financial statements at December 31, 1994 include a claim receivable aggregating approximately $22,829,000 in direct costs relating to a major remediation project being performed by the Company for Citgo Petroleum Corporation ("Citgo") at its Lake Charles, Louisiana refinery. This claim receivable represents direct costs to date for activities which the Company's management believes exceeded the scope of the existing contract due to deficient project specifications provided by Citgo as well as other unplanned events controlled by Citgo. In addition, at December 31, 1994, the Company has recorded in its financial statements approximately $5,381,000 of accounts receivable that are in dispute for work performed under the terms of the Company's base contract with Citgo. During April 1994, the Company submitted to Citgo a request for equitable adjustment and Citgo responded by filing an action in the U.S. District Court for the Western District of Louisiana seeking a declaratory judgment that the Company is not entitled to additional compensation under the contract and certain other relief. The Company's answer to the declaratory judgment action was filed in July 1994, together with counterclaims against Citgo for negligent misrepresentation, breach of contract and quantum meruit seeking damages in excess of $35,000,000. In August 1994, Citgo amended its complaint seeking damages under the contract. In December, 1994 Citgo filed a motion to allow it to file, and in January 1995, Citgo filed, a third party complaint against Occidental Oil and Gas Corporation and OXY USA, Inc. as third party defendants in such litigation because of their prior involvement with the Citgo site and its contract specifications.

                                OHM CORPORATION

     The Company has also become involved in litigation with Occidental Chemical Corporation ("Occidental") relating to a separate project it performed in 1993 and 1994 for Occidental. The Company's financial statements at December 31, 1994 include a claim receivable of $8,114,000 in direct costs relating to this project. The litigation arises from an October 1993 contract between the Company and Occidental for work at a contaminated site in North Tonawanda, New York. The Company's work was substantially delayed and its costs of performance were substantially increased as a result of conditions at the site which the Company's management believes were materially different than as represented by Occidental. The Company believes that Occidental has implicitly acknowledged the existence of differing conditions at the site through its previous execution and partial payment of a change order relating to the Company's position. In October 1994, Occidental issued a deductive change order deleting substantially all remaining work from the Company's contract. On December 30, 1994, while the Company was in the process of developing a comprehensive claim document, Occidental filed suit against the Company in the U.S. District Court for the Western District of New York alleging damages in excess of $50,000, the jurisdictional minimum. The Company will oppose Occidental's position vigorously and will assert a counterclaim in excess of its direct costs relating to the project.

     During the fourth quarter of 1994, the Company recorded a $25,000,000 pre-tax charge, $15,000,000 after-tax or $0.96 per share, to establish a reserve for accounts receivable, primarily where such accounts are in litigation. Management believes that it has established adequate reserves should the resolution of such accounts receivable be lower than the amounts recorded and such resolution should not have a material adverse impact upon the Company's consolidated results of future operations or financial condition.

     The Company was named in April 1994 as one of 33 third party defendants in a case titled United States of America v. American Cyanamid Company, Inc., et al., pending in the United States District Court for the Southern District of West Virginia. This litigation arises out of claims made against several potentially responsible parties ("PRPs") by the Environmental Protection Agency ("EPA") for amounts in excess of $24,000,000 for response costs arising out of releases and threatened releases of hazardous wastes at the Fike Chemical, Inc. Superfund site (the "Site") in Nitro, West Virginia. The Company was retained as a response action contractor for the Site under contracts with the United States Army Corps of Engineers ("USACE") and the EPA. The third party complaint alleges that the Company was an operator of the Site during the remediation and that the Company caused releases or threatened releases of hazardous substances at the Site as a result of its negligent conduct, grossly negligent conduct or intentional misconduct. The third party complaint seeks damages and contribution from the Company and the other third party defendants. The Company has submitted claims for indemnification related to this lawsuit under its contract with the USACE and the EPA and has notified its contractor's pollution liability insurance carrier. The Company believes the lawsuit is without merit, intends to vigorously defend against it and does not believe that it will have a material adverse effect on the results of future operations and financial condition of the Company. The Company has learned a criminal and civil investigation has been commenced by the government relating to the Company's billings to the EPA and USACE and for its work at the Site. The Company believes the investigation followed certain allegations made by the PRPs in defense of the main cost recovery action. The Company is cooperating with the investigation.

     In addition to the above, the Company is subject to a number of claims and lawsuits in the ordinary course of its business. In the opinion of management, the outcome of these actions, which are not clearly determinable at the present time, are either adequately covered by insurance, or if not insured, will not, in the aggregate, have a material adverse impact upon the Company's consolidated financial position or the results of future operations.

     The Company is self-insured for the initial $1,000,000 of certain comprehensive general and automobile liability risks through its wholly-owned insurance company subsidiary and through deductible programs. The Company is insured through commercial sources for certain environmental impairment risks as well as for

                                OHM CORPORATION
certain general and automobile liability umbrella coverages in excess of primary coverages. The Company provides for losses when identified and evaluated.

NOTE 16 -- MAJOR CUSTOMERS

     Revenues from federal government agencies accounted for 55%, 40%, and 25% of gross revenues from continuing operations for the years ended December 31, 1994, 1993 and 1992, respectively. Revenues from state and local government agencies accounted for 10%, 7% and 4% of gross revenues from continuing operations for the years ended December 31, 1994, 1993 and 1992, respectively. There were no industrial customers which accounted for more than 10% of gross revenues for the years ended December 31, 1994, 1993 and 1992.

NOTE 17 -- SPECIAL CHARGES

     The Company's loss from continuing operations for the year ended December 31, 1992 included special charges of $2,550,000 (net of $1,600,000 income tax benefit) or $0.21 per share recorded by the Company and $2,162,000 or $0.18 per share, which represents the Company's interest in special charges recorded by NSC. Such special charges primarily relate to the restructuring of the Company and NSC's asbestos abatement operations in anticipation of the acquisition of the asbestos abatement division of Brand (see Note 18 -- Brand Agreement), provisions for legal and insurance reserves, and certain other matters.

     As discussed in Note 15, the Company's loss from continuing operations included a special charge of $15,000,000 (net of $10,000,000 income tax benefit) or $0.96 per share, to establish a reserve for accounts receivable, primarily where such accounts are in litigation.

NOTE 18 -- BRAND AGREEMENT

     On May 4, 1993, NSC completed the acquisition of all the assets and certain liabilities of the asbestos abatement division of Brand in exchange for 4,010,000 shares of NSC's common stock and the common stock of NSCIS which in turn owns all of the common stock of CPS and MVIS (the "Brand Transaction"). Pursuant to the Brand Agreement, Brand guaranteed a minimum gross margin on certain asbestos abatement contracts to be assumed by NSC and will provide NSC with access to certain asbestos disposal facilities on favorable terms. As part of the Brand Transaction, Brand has negotiated settlements of the agreements which provided for contingent payments to the former shareholders of CPS and MVIS and NSC has revised the exercise price of the warrant to purchase 150,000 shares of NSC's common stock which was issued in connection with the acquisition of CPS from $10.00 per share to $6.00 per share. In addition, NSC received bonding support and a $25,000,000 subordinated working capital facility from an affiliate of Brand. The Company and Brand each own 4,010,000 shares or approximately 40% of NSC's outstanding common stock. See "Note 5 -- Investments in and Advances to Affiliated Company."

NOTE 19 -- ACQUISITION

     On December 5, 1994, the Company entered into a definitive agreement to acquire substantially all of the assets and certain liabilities of the hazardous and nuclear waste remediation services business units of Rust International Inc. ("Rust") in exchange for 10,368,000 shares of common stock of the Company, or approximately 40% of the outstanding shares of the Company's common stock upon completion of the transaction. In addition, Rust's parent company, WMX Technologies, Inc., will provide the Company with a credit enhancement in the form of guarantees issued from time to time upon request of the Company, of up to $75,000,000 of the Company's indebtedness outstanding during the five years following the closing of the transaction. The transaction is subject to the approval of the shareholders of the Company. The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act expired during January 1995. The anticipated closing date of such transaction is May 1995.

                                OHM CORPORATION

NOTE 20 -- QUARTERLY FINANCIAL INFORMATION AND MARKET PRICE INFORMATION (UNAUDITED)

     The following table sets forth the Company's condensed consolidated statements of operations by quarter for 1994 and 1993.

                                                      FIRST      SECOND       THIRD       FOURTH
                                                     QUARTER     QUARTER     QUARTER     QUARTER
                                                     -------     -------     -------     --------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
1994
Gross revenues (1).................................  $75,031     $94,686     $91,308     $ 62,356
Net revenues.......................................  51,811      65,027      69,333        34,096
Gross profit (loss)................................  10,384      13,691      15,033       (11,886)
Selling, general and administrative expenses.......   7,287       8,316       8,419         8,259
Operating income (loss)............................   3,097       5,375       6,614       (20,145)
Net income (loss)..................................  $  805      $2,069      $2,615      $(13,105)
                                                     =======     =======     =======     ========
Net income (loss) per share........................  $ 0.05      $ 0.13      $ 0.16      $  (0.84)
                                                     =======     =======     =======     ========
Stock price range: (2)
  High.............................................  17 1/4      18 1/2      13 1/2        11 3/8
  Low..............................................  11 3/8      10 5/8          11         6 7/8
1993
Gross revenues.....................................  $43,840     $58,087     $62,063     $ 78,411
Net revenues.......................................  34,374      41,164      46,773        53,429
Gross profit.......................................   7,398       9,958      11,730        10,974
Selling, general and administrative expenses.......   5,977       6,593       7,351         7,189
Operating income...................................   1,421       3,365       4,379         3,785
Net income.........................................  $  331      $1,227      $1,749      $  1,100
                                                     =======     =======     =======     ========
Net income per share...............................  $ 0.03      $ 0.10      $ 0.14      $   0.08
                                                     =======     =======     =======     ========
Stock price range: (2)
  High.............................................   9 3/8           9          12        12 1/8
  Low..............................................   7 1/4       7 1/2           9        10 3/4

- ---------------

NOTE:

(1) During the fourth quarter of 1994, the Company recorded a $25,000,000 pre-tax charge, $15,000,000 after-tax or $0.96 per share, to establish a reserve for accounts receivable, primarily where such accounts are in litigation.

(2) Reflects the high and low closing prices of the Company's common stock on the New York Stock Exchange as reported by The Wall Street Journal. As of December 31, 1994, the Company has approximately 869 shareholders of record. The Company has not declared any cash dividends on its common stock and does not intend to pay cash dividends in the foreseeable future.


               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Stockholders
NSC Corporation

     We have audited the accompanying consolidated balance sheets of NSC Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NSC Corporation and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 1995

                                NSC CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                                                            DECEMBER 31,
                                                                         -------------------
                                                                          1994        1993
                                                                         -------     -------
ASSETS
Current assets:
  Cash and cash equivalents............................................  $ 8,818     $ 5,775
  Accounts receivable, net.............................................   23,188      26,131
  Costs and estimated earnings on contracts in process in excess of
     billings..........................................................    5,537       4,489
  Inventories..........................................................    1,735       2,151
  Prepaid expenses and other current assets............................    1,245       2,604
  Refundable income taxes..............................................      125       2,234
  Deferred income taxes................................................       --       1,492
                                                                         -------     -------
                                                                          40,648      44,876
Property and equipment:
  Land.................................................................      998         998
  Buildings and improvements...........................................    5,591       5,624
  Machinery and equipment..............................................   12,137      12,006
  Construction-in-process..............................................       --           4
                                                                         -------     -------
                                                                          18,726      18,632
  Less accumulated depreciation........................................   (9,063)     (7,396)
                                                                         -------     -------
                                                                           9,663      11,236
Other noncurrent assets:
  Goodwill, net of accumulated amortization of $4,721 and $3,654 in
     1994 and 1993, respectively.......................................   37,938      39,005
  Other assets.........................................................       38          52
                                                                         -------     -------
                                                                          37,976      39,057
                                                                         -------     -------
  Total Assets.........................................................  $88,287     $95,169
                                                                         =======     =======

The accompanying notes are an integral part of these consolidated financial statements.

                                NSC CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                                                            DECEMBER 31,
                                                                         -------------------
                                                                          1994        1993
                                                                         -------     -------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.....................................................  $ 2,901     $ 4,578
  Billings in excess of costs and estimated earnings on contracts in
     process...........................................................    4,987       5,458
  Accrued compensation and related costs...............................    4,674       2,937
  Federal, state and local taxes.......................................      477         183
  Other accrued liabilities............................................    2,263       6,265
  Current portion of noncurrent liabilities............................    3,203       3,187
                                                                         -------     -------
                                                                          18,505      22,608
Noncurrent liabilities:
  Long-term debt.......................................................    7,385      10,588
  Deferred income taxes................................................    4,335       4,981
Commitments and Contingencies -- Note 12
Stockholders' equity:
  Preferred stock $.01 par value, 10,000,000 shares authorized, none
     issued and outstanding............................................       --          --
  Common stock $.01 par value, 20,000,000 shares authorized; 9,971,175
     shares issued and outstanding in both 1994 and 1993...............      100         100
  Additional paid-in capital...........................................   56,079      56,079
  Retained earnings....................................................    1,883         813
                                                                         -------     -------
                                                                          58,062      56,992
                                                                         -------     -------
  Total Liabilities and Stockholders' Equity...........................  $88,287     $95,169
                                                                         =======     =======

The accompanying notes are an integral part of these consolidated financial statements.

                                NSC CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                              1994         1993        1992
                                                            --------     --------     -------
Gross revenues............................................  $132,218     $110,254     $62,220
Less direct subcontract costs.............................    23,672       23,751      14,987
                                                            --------     --------     -------
  Net Revenues............................................   108,546       86,503      47,233
Cost of services..........................................    86,830       65,602      39,708
                                                            --------     --------     -------
  Gross Profit............................................    21,716       20,901       7,525
Selling, general and administrative expenses..............    15,548       13,687       9,405
Goodwill amortization.....................................     1,067          858         540
                                                            --------     --------     -------
  Operating Income (Loss).................................     5,101        6,356      (2,420)
                                                            --------     --------     -------
Other:
  Interest expense........................................       804          807         831
  Other...................................................      (386)        (397)       (973)
                                                            --------     --------     -------
                                                                 418          410        (142)
                                                            --------     --------     -------
  Income (Loss) from Continuing Operations Before Income
     Taxes (Benefit)......................................     4,683        5,946      (2,278)
Income taxes (benefit)....................................     2,117        2,573        (674)
                                                            --------     --------     -------
  Income (Loss) from Continuing Operations................     2,566        3,373      (1,604)
                                                            --------     --------     -------
Discontinued operations, net of income tax effects:
  Income from operations..................................        --           --         174
  Provision for loss on disposition.......................        --           --        (600)
                                                            --------     --------     -------
  Income (Loss) Before Cumulative Effect of Accounting
     Change...............................................     2,566        3,373      (2,030)
  Cumulative effect of accounting change..................        --           --      (1,000)
                                                            --------     --------     -------
  Net Income (Loss).......................................  $  2,566     $  3,373     $(3,030)
                                                            ========     ========     =======
Net income (loss) per share:
  Continuing operations...................................  $   0.26     $   0.40     $ (0.28)
  Discontinued operations:
     From operations......................................        --           --        0.03
     From disposition.....................................        --           --       (0.10)
Cumulative effect of accounting change....................        --           --       (0.18)
                                                            --------     --------     -------
                                                            $   0.26     $   0.40     $ (0.53)
                                                            ========     ========     =======
Weighted-average number of common and common-equivalent
  shares outstanding......................................     9,971        8,504       5,735
                                                            ========     ========     =======

The accompanying notes are an integral part of these consolidated financial statements.


                                NSC CORPORATION
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                      COMMON STOCK
                                 ----------------------     ADDITIONAL                   TOTAL
                                 NUMBER OF                   PAID-IN      RETAINED     STOCKHOLDERS'
                                  SHARES        AMOUNT       CAPITAL      EARNINGS       EQUITY
                                 ---------     --------     ---------     --------     ----------
Balance at January 1, 1992.....     5,735      $    57       $29,114      $12,435       $ 41,606
Net loss.......................                                            (3,030 )       (3,030)
Contingently issuable common
  stock........................                                  970                         970
                                 ---------     --------     ---------     --------     ----------
Balance at December 31, 1992...     5,735           57        30,084        9,405         39,546
Net income.....................                                             3,373          3,373
Cash dividend declared ($1.20
  per share)...................                                           (11,965 )      (11,965)
Issuance of common stock for
  acquisition..................     4,082           41        25,373                      25,414
Stock options exercised........       154            2           622                         624
                                 ---------     --------     ---------     --------     ----------
Balance at December 31, 1993...     9,971          100        56,079          813         56,992
Net income.....................                                             2,566          2,566
Cash dividend declared ($0.15
  per share)...................                                            (1,496 )       (1,496)
                                 ---------     --------     ---------     --------     ----------
Balance at December 31, 1994...     9,971      $   100       $56,079      $ 1,883       $ 58,062
                                 =========     ========     =========     ========     ==========

The accompanying notes are an integral part of these consolidated financial statements.

                                NSC CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                             1994         1993         1992
                                                            -------     --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss).......................................  $ 2,566     $  3,373     $ (3,030)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
       Depreciation.......................................    2,160        2,132        1,643
       Goodwill amortization..............................    1,067          858          540
       Deferred income taxes..............................    1,072        3,457       (1,966)
       (Gain)/loss on disposition of property and
          equipment.......................................     (123)          (5)          42
       Provision for loss on disposition of discontinued
          operations, including deferred income tax
          benefit.........................................       --           --          600
       Cumulative effect of accounting change.............       --           --        1,000
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF
  ACQUIRED BUSINESS:
  Accounts receivable, net................................    2,943       15,912       (3,941)
  Costs and estimated earnings on contracts in process in
     excess of billings...................................   (1,048)         188        1,234
  Other current assets....................................    3,884       (2,964)      (3,316)
  Accounts payable........................................   (1,677)        (749)         422
  Billings in excess of costs and estimated earnings on
     contracts in process.................................     (471)       3,827          135
  Other current liabilities...............................   (2,197)      (1,284)       6,920
  Other...................................................       14            6           (3)
                                                            -------     --------     --------
       Net cash provided by operating activities..........    8,190       24,751          280
                                                            -------     --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment.....................     (814)        (891)      (4,549)
  Proceeds from sale of property and equipment............      350           49           --
  Purchase of Brand, net of cash acquired.................       --         (767)          --
  Net investment in and advances to discontinued
     operations...........................................       --       (4,228)     (12,086)
       Net cash used in investing activities..............     (464)      (5,837)     (16,635)
                                                            -------     --------     --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Due to and from OHM Corporation.........................       --      (14,850)      14,109
  Proceeds from issuance of long-term debt................       --       15,000        1,013
  Payments on long-term debt..............................   (3,187)      (2,223)         (15)
  Proceeds from issuance of common stock upon exercise of
     stock options........................................       --          624           --
  Cash dividend paid......................................   (1,496)     (11,965)          --
                                                            -------     --------     --------
       Net cash provided by (used in) financing
          activities......................................   (4,683)     (13,414)      15,107
                                                            -------     --------     --------
       Net increase (decrease) in cash and cash
          equivalents.....................................    3,043        5,500       (1,248)
  Cash and cash equivalents at beginning of periods.......    5,775          275        1,523
                                                            -------     --------     --------
  Cash and cash equivalents at end of periods.............  $ 8,818     $  5,775     $    275
                                                            =======     ========     ========

The accompanying notes are an integral part of these consolidated financial statements.

                                NSC CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BASIS OF PRESENTATION The accompanying consolidated financial statements include the accounts of NSC Corporation (the "Company") and its wholly-owned subsidiaries, National Surface Cleaning, Inc. ("NSC") and National Service Cleaning Corp. ("NSCC"), NSC Industrial Services Corp. ("Industrial") through May 4, 1993 (date of disposition); and since February 5, 1992 (date of acquisition) through May 4, 1993 (date of disposition), Combined Plant Services Corp. and its affiliate, Gundersen/Viking (collectively, "CPS"); and since April 17, 1992 (date of acquisition) through May 4, 1993 (date of disposition) Miami Valley Pressure Cleaning, Inc. and its affiliate, M.V. Industrial Services Inc. (collectively, "MVIS"). All intercompany transactions have been eliminated in consolidation. The Company is a Delaware corporation and was a seventy percent-owned subsidiary of OHM Corporation ("OHM") through May 3, 1993. On May 4, 1993, pursuant to a Purchase Agreement among the Company, Industrial, OHM, The Brand Companies, Inc. ("Brand") and Waste Management, Inc. ("WMI"), now known as WMX Technologies, Inc., the Company acquired the asbestos abatement division of Brand (the "Division") in exchange for 4,010,000 shares of the Company's common stock and all the common stock of Industrial. As of December 31, 1993 and 1994, OHM and Rust International Inc. (a successor company to Brand and hereinafter referred to as "Rust") each owned approximately forty percent of the Company's common stock.

     REVENUE AND COST RECOGNITION The Company primarily derives its revenues from providing asbestos abatement and related services under fixed price, time and materials and unit price contracts. The Company recognizes revenues and related income from its fixed and unit price contracts in process using the percentage-of-completion method of accounting. Revenues from time and material-type contracts are recorded based on cost incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Revenues are recognized for amounts under pending claims when management believes it is probable the claim will result in additional contract revenues and the amount can be reliably estimated. Contract costs include all direct labor, material, per diem, subcontract and other direct and indirect costs related to the contract performance. Selling, general and administrative expenses are charged to expense as incurred. The asset, "costs and estimated earnings on contracts in process in excess of billings," represents revenues recognized in excess of amounts billed. The liability, "billings on contracts in process in excess of costs and estimated earnings," represents billings in excess of revenues recognized.

     DIRECT SUBCONTRACT COSTS The Company incurs a substantial amount of direct subcontract costs which are passed through to its clients. These costs result from the use of subcontractors on projects for labor, transportation and disposal of asbestos materials, analytical and restoration services, and other removal-related services. The Company believes that net revenues, excluding direct subcontract costs, more accurately reflect the amounts earned for activities performed by the Company. Accordingly, the Company reports direct subcontract costs as a reduction of gross revenues to arrive at net revenues.

     INVENTORIES Inventories primarily are comprised of operating supplies and are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

     PROPERTY AND EQUIPMENT Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the respective assets using the straight-line method.

     GOODWILL Goodwill is amortized over a 40-year life and is reviewed on an ongoing basis by the Company's management based on several factors including, among others, the Company's projection of future operations and their related impact on cash flows. If an impairment of the carrying value were to be indicated by this review, the Company would adjust the carrying value of goodwill to its estimated fair value.

                                NSC CORPORATION

     INCOME TAXES Effective January 1, 1992, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which changed its method of accounting for income taxes from the deferred method to the liability method. The cumulative effect of the adoption of SFAS No. 109 resulted in the recognition of a deferred tax liability of $1,000,000. Under the liability method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     ALLOCATION OF CORPORATE EXPENSES Prior to May 4, 1993, the Company received certain administrative and other services from OHM and its other subsidiaries, which included financial, legal, certain senior executive management, insurance, employee benefits, and other services. For such services, the Company was charged a proportional share of the total costs. The Company believes that such transactions with OHM and its affiliates were made on terms no less favorable than could have been obtained in arms-length transactions with independent third parties. A summary of significant transactions with affiliates of the Company is presented in Note 10.

     CASH EQUIVALENTS AND CASH FLOW INFORMATION The Company considers all investments having a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are stated at cost which approximates fair market value. Cash paid for income taxes was $263,000, $1,063,000, and $1,597,000 for 1994, 1993, and 1992, respectively. Cash paid for interest was $802,000, $945,000, and $1,886,000 for 1994, 1993, and 1992, respectively.

     NET INCOME PER SHARE The net income (loss) per share amounts for 1994, 1993, and 1992, have been computed by dividing net income (loss) by the weighted-average number of common and common equivalent shares, if dilutive, outstanding during the respective periods.

     RECLASSIFICATIONS Certain reclassifications have been made to prior year financial statements to conform with the current year presentation.

NOTE 2 -- ACQUISITION OF THE DIVISION

     On December 23, 1992, the Company entered into a Purchase Agreement among the Company, Industrial, OHM, Brand and WMI, pursuant to which the Company purchased, on May 4, 1993, the Division in exchange for 4,010,000 shares of the Company's common stock and the capital stock of Industrial. The acquisition of the Division has been accounted for using the purchase method and, accordingly, the acquired assets and assumed liabilities have been recorded at their estimated fair values as of May 4, 1993. The accompanying consolidated financial statements include the results of operations for the Division since May 4, 1993. Pursuant to the Purchase Agreement, Brand guaranteed to the Company that, except for certain contracts, the contracts assumed by the Company from Brand to provide asbestos abatement and other related services would yield certain minimum gross margins depending on the type of contract. Gross margin is defined as revenues derived from these contracts less certain specified costs of performing such contracts divided by such revenues. Brand paid the Company $3,775,000 pursuant to this provision of the Purchase Agreement for the year ended December 31, 1993. In addition, pursuant to the Purchase Agreement, Brand guaranteed the collection of the full amount of all the Division's billed and unbilled accounts receivables which were acquired by the Company. Pursuant to this provision of the Purchase Agreement, Brand paid the Company $7,620,000 during the year ended December 31, 1993. As a condition of the Purchase Agreement, on May 4, 1993, the Company entered into a $50,000,000 revolving credit facility (see Note 7 - Long-Term Debt), repaid all of its indebtedness to OHM, and terminated the Cash Management Agreement and Management Services Agreement with OHM.

                                NSC CORPORATION

     The following table sets forth the unaudited combined pro forma results of operations for the years ended December 31, 1993 and 1992, using the purchase method of accounting as if such transaction had occurred on January 1, 1992:

                                                                      DECEMBER 31,
                                                                  ---------------------
                                                                    1993         1992
                                                                  --------     --------
                                                                  (IN THOUSANDS, EXCEPT
                                                                     PER SHARE DATA)
        Gross revenues..........................................  $141,669     $187,981
        Net revenues............................................   113,656      158,462
        Operating income (loss).................................     7,511       (3,785)
        Income (loss) from continuing operations................     3,546       (3,288)
        Income (loss) per share from continuing operation.......      0.42        (0.34)

     The pro forma combined results of operations for the years ended December 31, 1993 and 1992, are based upon certain assumptions and estimates which the Company believes are reasonable. These pro forma combined results of operations do not include the benefits of the synergies related to combining the two companies. The pro forma combined results of operations for the year ended December 31, 1992, exclude the impact of certain special charges aggregating $12,203,000, net of income tax effects, recorded by the Division during 1992. The pro forma combined results of operations for the years ended December 31, 1993 and 1992, may not be indicative of the operating results that actually would have been reported had the transactions been consummated on January 1, 1992, nor are they necessarily indicative of the results which will be reported in the future.

NOTE 3 -- DISCONTINUED OPERATIONS

     On May 4, 1993, the Company exchanged the capital stock of Industrial (the Company's environmental cleaning and industrial maintenance services business) together with 4,010,000 shares of its common stock to Brand for the assets and liabilities of the Division pursuant to a Purchase Agreement among the Company, Industrial, Brand, and WMI. Therefore, Industrial is being accounted for as discontinued operations for the years ended December 31, 1993 and 1992.

     The provision for loss on disposition recorded in 1992, consisted of estimated costs associated with the disposal and expected operating losses through the date of disposition of the Company's environmental cleaning and industrial maintenance services business. Gross revenues from CPS and MVIS for the years ended December 31, 1993 and 1992, were $5,121,000 and $12,627,000, respectively. The income from operations and provision for loss on disposition of discontinued operations, which have been reflected in the consolidated statement of operations for the year ended December 31, 1992, are presented net of income taxes of $188,000 and an income tax benefit of $400,000, respectively. Interest expense has been allocated to discontinued operations based on the funds advanced to the Company by OHM for the acquisitions of CPS and MVIS. Interest expense allocated to discontinued operations during the years ended December 31, 1993 and 1992, amounted to $241,000 and $542,000, respectively.

                                NSC CORPORATION

NOTE 4 -- ACCOUNTS RECEIVABLE

     Accounts receivable are summarized as follows:

                                                                       DECEMBER 31,
                                                                    -------------------
                                                                     1994        1993
                                                                    -------     -------
                                                                      (IN THOUSANDS)
        Accounts billed and due currently.........................  $20,381     $23,150
        Retained..................................................    3,589       4,146
                                                                    -------     -------
                                                                     23,970      27,296
        Allowance for uncollectible accounts......................     (782)     (1,165)
                                                                    -------     -------
                                                                    $23,188     $26,131
                                                                    =======     =======

     The retained receivables at December 31, 1994, are expected to be collected within one year.

NOTE 5 -- COSTS AND ESTIMATED EARNINGS ON CONTRACTS IN PROCESS

     The consolidated balance sheets include the following amounts:

                                                                       DECEMBER 31,
                                                                    -------------------
                                                                     1994        1993
                                                                    -------     -------
                                                                      (IN THOUSANDS)
        Costs incurred on contracts in process....................  $85,822     $58,631
        Estimated earnings........................................   17,138      14,662
                                                                    -------     -------
                                                                    102,960      73,293
        Less billing to date......................................  102,410      74,262
                                                                    -------     -------
                                                                    $   550     $  (969)
                                                                    =======     =======
        Costs and estimated earnings on contracts in process in
          excess of billings......................................  $ 5,537     $ 4,489
        Billings on contracts in process in excess of costs and
          estimated earnings......................................   (4,987)     (5,458)
                                                                    -------     -------
                                                                    $   550     $  (969)
                                                                    =======     =======

     Costs and estimated earnings on contract in process in excess of billings included reserves for contract revenue adjustments of $530,000 and $1,546,000 at December 31, 1994 and 1993, respectively.

NOTE 6 -- INCOME TAXES

     Effective January 1, 1992, the Company elected to adopt SFAS No. 109. The cumulative effect of adopting SFAS No. 109 as of January 1, 1992, decreased net income by $1,000,000, or $0.18 per share.

     At December 31, 1994, the Company has an alternative minimum tax ("AMT") credit carryforward of $573,000. This carryforward resulted from the Company generating AMT in 1990.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

                                NSC CORPORATION

Significant components of the Company's deferred tax liabilities and assets as of December 31, 1994 and 1993, are as follows:

                                                                        DECEMBER 31,
                                                                      -----------------
                                                                       1994       1993
                                                                      ------     ------
                                                                       (IN THOUSANDS)
        Deferred tax assets:
          AMT credit carryforward...................................  $  573     $  148
          Other accrued liabilities.................................     533      2,521
          Allowance for uncollectible accounts......................     313        718
          State net operating loss carryforward.....................      --        108
                                                                      ------     ------
             Total deferred tax assets..............................   1,419      3,495
        Deferred tax liabilities:
          Tax over book depreciation................................   1,041      1,497
          Goodwill..................................................   3,391      3,235
          Contract revenue recognition..............................     574      1,406
          Prepaid expenses and other assets.........................     498        837
          Other, net................................................     476          9
                                                                      ------     ------
             Total deferred tax liabilities.........................   5,980      6,984
                                                                      ------     ------
               Net deferred tax liabilities.........................  $4,561     $3,489
                                                                      ======     ======

     Significant components of the provision for income taxes (benefit) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                            -----------------------------
                                                             1994       1993       1992
                                                            ------     ------     -------
                                                                   (IN THOUSANDS)
                                                            -----------------------------
        Current:
          Federal.........................................  $  768     $ (685)    $ 1,001
          State...........................................     277       (199)        291
                                                            ------     ------     -------
             Total current................................   1,045       (884)      1,292
                                                            ------     ------     -------
        Deferred:
          Federal.........................................     831      2,678      (1,521)
          State...........................................     241        779        (445)
                                                            ------     ------     -------
             Total deferred...............................   1,072      3,457      (1,966)
                                                            ------     ------     -------
                                                            $2,117     $2,573     $  (674)
                                                            ======     ======     =======

     In 1992, a tax benefit of $212,000 was recorded as a component of the results of discontinued operations.

     The reasons for differences between income taxes (benefits) attributable to continuing operations and the amount computed by applying the federal statutory tax rate (34% is the statutory tax rate for companies that

                                NSC CORPORATION
have less than $10 million of taxable income) to income (loss) from continuing operations before income taxes are:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                                  LIABILITY METHOD
                                                              ------------------------
                                                              1994     1993      1992
                                                              ----     ----     ------
                                                                   (IN THOUSANDS)
                                                              ------------------------
        Federal statutory rate..............................  34.0%    34.0%     (34.0)%
        Add (deduct):
          State income taxes, net of federal tax benefit....  7.1      6.5        (5.9)
          Goodwill amortization.............................  3.9      3.0         8.1
          Other.............................................  0.2      (0.2)       2.2
                                                              ----     ----     ------
                                                              45.2%    43.3%     (29.6)%
                                                              ====     ====     ======

NOTE 7 - LONG-TERM DEBT

     Long-term debt consists of the following (in thousands):

                                                                       DECEMBER 31,
                                                                    -------------------
                                                                     1994        1993
                                                                    -------     -------
                                                                      (IN THOUSANDS)
        7.36% notes, due 1997.....................................  $   207     $   272
        8.21% notes, due 1997.....................................      431         553
        Variable-rate revolving credit facility...................    9,950      12,950
                                                                    -------     -------
                                                                     10,588      13,775
        Less current portion......................................    3,203       3,187
                                                                    -------     -------
                                                                    $ 7,385     $10,588
                                                                    =======     =======

     The Company has a $50,000,000 revolving credit facility (the "Facility"), with two banks that expires on June 5, 1996. Under the terms of the Facility, the Company may borrow up to $15,000,000 on a term loan basis, up to $8,000,000 on a revolving basis, and the remaining unused balance is available for letters of credit. Amounts outstanding under the Facility bear interest at 150 to 225 basis points above LIBOR and are secured by substantially all the Company's assets. In addition, the Facility contains current ratio, leverage and interest coverage covenants.

     In connection with the acquisition of the Division, Rust (successor to Brand) has provided the Company with a $25 million revolving credit facility. Under this revolving credit agreement, Rust will make available revolving loans to the Company until May 3, 1996, in amounts not to exceed $25 million. Such loans will be subordinate to the senior bank financing described above, be unsecured, bear interest at the prime rate as announced by a certain bank plus 1%, and be utilized for working capital purposes. Interest on such loans will be payable on a quarterly basis, and the aggregate principal amount of such loans will mature on May 31, 1996. No amounts were outstanding under this revolving credit agreement at December 31, 1994 or 1993.

     The aggregate amounts of long-term debt maturing in the three years following December 31, 1994 are: $3,203,000 in 1995; $7,169,000 in 1996; and
$216,000 in 1997.

                                NSC CORPORATION

NOTE 8 -- CAPITAL STOCK

     The Company's Certificate of Incorporation authorizes the Board of Directors to issue up to 10,000,000 shares of preferred stock, $0.01 par value, without any further vote or action by the stockholders. As of December 31, 1994, no preferred stock has been issued.

     Pursuant to an agreement among the Company, Rust and OHM dated May 4, 1993, each of Rust and OHM has the right to demand registration, at their own expense, of all or a portion of the common stock of the Company held by it. In the event either Rust or OHM demands such registration, the other entity has the right to participate. This agreement is subject to certain conditions and limitations, including limitations as to the frequency of exercise and Rust's and OHM's right to participate in other registrations of the Company.

NOTE 9 -- STOCK OPTION PLAN

     The Company has a stock option plan (the "1990 Plan") which provides for the granting of options to acquire up to 860,000 shares of the Company's common stock. The options are issuable to directors, officers, and key employees at an exercise price not less than the fair market value of the Company's common stock on the date of grant. The stock options granted under the 1990 Plan are exercisable in either cumulative annual installments ranging up to 25% or immediately commencing on the date of grant and expire ten years thereafter. At December 31, 1994, 478,680 shares were available for grants of additional stock options under the 1990 Plan.

     The following summarizes stock option activity during 1994, 1993 and 1992:

                                                                       1990 PLAN
                                                            --------------------------------
                                                            NUMBER OF     OPTION PRICE RANGE
                                                             OPTIONS          PER SHARE
                                                            ---------     ------------------
        Outstanding at January 1, 1992....................    580,920       $ 4.00 - $6.00
          Granted.........................................    153,500         5.75 -  9.00
          Canceled........................................    (23,000)        4.00 -  9.00
                                                            ---------     ------------------
        Outstanding at December 31, 1992..................    711,420       $ 4.00 - $9.00
          Granted.........................................     10,000                 4.50
          Exercised.......................................   (156,000)                4.00
          Canceled........................................   (116,000)        4.00 -  9.00
                                                            ---------     ------------------
        Outstanding at December 31, 1993..................    449,420       $ 4.00 - $8.75
          Canceled........................................   (224,100)        4.00 -  8.75
                                                            ---------     ------------------
        Outstanding at December 31, 1994..................    225,320       $ 4.00 - $8.75
                                                            ---------     ------------------
        Exercisable at December 31, 1994..................    221,070       $ 4.00 - $8.75
                                                            ---------     ------------------

NOTE 10 -- TRANSACTIONS WITH AFFILIATES

     The Company has, from time to time, provided asbestos abatement and related services to affiliates of OHM on a subcontract basis. Revenues recognized from these affiliates for such services were $1,377,000, $3,469,000, and $2,090,000 for 1994, 1993, and 1992, respectively. In addition, the Company also provided environmental cleaning and industrial maintenance services to a subsidiary of OHM during 1992. Revenues recognized from this affiliate were $1,871,000 and are included in discontinued operations in the accompanying 1992 consolidated statement of operations.

     In addition, the Company has, from time to time, provided asbestos abatement and related services to Rust and certain of their affiliates on a subcontract basis. Revenues recognized for such services were $4,509,000 and $1,751,000 for the years ended December 31, 1994 and 1993, respectively. Also, Rust and

                                NSC CORPORATION
certain of its affiliates provided scaffolding, disposal, demolition, and other related services to the Company on a subcontract basis. The cost for such services provided by Rust was $530,000 and $2,525,000 for the years ended December 31, 1994 and 1993, respectively.

     From time to time in the normal course of business, the Company will seek to recover amounts from customers in excess of the agreed-upon contract price, based on customer-caused delays, errors in specifications and changes in design, among other items. Revenues are recognized for amounts under pending claims when management believes it is probable the claim will result in additional contract revenues and the amount can be reliably estimated. At December 31, 1994, the Company has a claim of $3.2 million outstanding against Rust on which it has recognized a portion of the amount as revenue, based on management's anticipated settlement.

     During the years ended December 31, 1994, 1993, and 1992, OHM charged the Company $363,000, $93,000, and $475,000, respectively, for general liability and other insurance coverages. The Company's employees were eligible to participate in OHM's group insurance and other employee benefit plans prior to the Company's acquisition in 1993 of the asbestos abatement division of Brand. The costs charged to the Company by OHM for these employee benefits were $242,000 and $540,000 for the years ended December 31, 1993, and 1992, respectively.

     Prior to the termination of the Cash Management Agreement with OHM on May 4, 1993, the Company advanced its excess cash to OHM and borrowed from OHM to finance the expansion of its business. The Company was charged interest of $591,000 and $1,384,000, for 1993, and 1992, respectively. The Company had interest income of $316,000 and $1,074,000, for 1993, and 1992, respectively.

     OHM and its other subsidiaries also furnished to the Company financial, administrative, legal and certain other staff functions and services prior to the termination of the Management Services Agreement with OHM on May 4, 1993. The Company believes that the charges for such services were made on a reasonable basis and approximated what it would have incurred to obtain such services on its own. The Company was charged $149,000, and $281,000 by OHM for such services during the years ended December 31, 1993, and 1992, respectively. In addition, the Company has reimbursed OHM for certain third-party charges paid by OHM on the Company's behalf, such as letter of credit fees, insurance and bonding costs, and legal fees.

NOTE 11 -- EMPLOYEE BENEFIT PLANS

     Effective October 1, 1992, the Company adopted the NSC Corporation Retirement Savings Plan (the "Plan"). The Plan allows eligible employees to make contributions, up to a certain limit, to a trust, on a tax-deferred basis under
Section 401(k) of the Internal Revenue Code. The Company may, at its discretion, make profit-sharing contributions to the Plan out of its profits for the plan years. Prior to October 1, 1992, the Company was a participating employer in the OHM Corporation Retirement Savings Plan. The Company made matching contributions of $21,000, and $28,000 to the plans described above during 1993, and 1992. During 1994, no contributions were made.

     The Company's subsidiary, NSC, has certain union employees which are covered by union-sponsored, collectively bargained, multi-employer retirement plans. Contributions to the plans were $2,379,000, $1,500,000, and $1,002,000 for 1994, 1993, and 1992 respectively.

NOTE 12 -- LITIGATION, COMMITMENTS AND CONTINGENCIES

     The nature and scope of the Company's business bring it into regular contact with the general public, a variety of businesses and government agencies. Such activities inherently subject the Company to the hazards of litigation, which are defended in the normal course of business. While the outcomes of all claims are not clearly determinable at the present time, management has recorded an estimate of any losses it expects to incur in connection with the resolution of the claims.

                                NSC CORPORATION

     Effective November 1, 1992, the Company's primary auto liability, commercial general liability, and, in most states, its workers' compensation liability insurance coverages were issued under an arrangement with an insurance carrier pursuant to which the Company effectively self-insures such primary coverages. Above the respective primary policy limits, the Company has obtained commercial excess/umbrella and excess workers' compensation liability stop loss coverages on a fully insured basis. Prior to November 1, 1992, the Company obtained insurance coverages through its participation in OHM's general insurance program pursuant to the Management Services Agreement (see Note 10-Transactions with Affiliates), with OHM dated May 1, 1990, and through other external sources. The Company has recorded an estimate of the loss it expects to ultimately incur under its insurance arrangements.

     The Company occupies office space and utilizes equipment in various locations under operating leases. Rental expense under operating leases amounted to $730,000, $455,000, and $193,000 for 1994, 1993, and 1992, respectively. The lease agreements generally contain renewal provisions and escalation clauses. Future minimum lease payments under noncancelable operating leases as of December 31, 1994 are: 1995, $505,000; 1996, $186,000; 1997, $58,000; and 1998,
$9,000.

     The Company had $19,017,000 and $18,267,000 letters of credit outstanding at December 31, 1994 and 1993, respectively. These letters of credit were issued primarily in support of the Company's insurance programs.

NOTE 13 -- MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK

     During 1994 and 1993, no single customer accounted for more than 10% of the Company's consolidated gross revenues. During 1992, the Company performed various projects for Swig, Weiler & Arnow Management Co., Inc. which accounted for approximately 14% of the Company's consolidated gross revenues.

     The Company provides asbestos abatement and related services to commercial, institutional, and industrial clients with properties located throughout the United States. The Company's commercial, institutional, and industrial clients constituted 48%, 22%, and 30% of gross revenues as of December 31, 1994. The Company generally invoices its customers as the work is being performed and does not require collateral.

                                NSC CORPORATION

NOTE 14 -- QUARTERLY FINANCIAL DATA (UNAUDITED)

     The following is an analysis of certain items in the consolidated statements of operations by quarter for 1994 and 1993:

                                                FIRST      SECOND       THIRD      FOURTH
                        1994                   QUARTER     QUARTER     QUARTER     QUARTER
                                               -------     -------     -------     -------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
        Gross revenues.......................  $34,203     $35,150     $32,076     $30,789
        Net revenues.........................   27,638      29,252      26,579      25,077
        Gross profit.........................    4,518       5,382       6,075       5,741
        Operating income.....................      379       1,494       1,764       1,464
        Net income...........................      168         731         892         775
        Net income per share.................     0.02        0.07        0.09        0.08

                                                FIRST      SECOND       THIRD      FOURTH
                        1993                   QUARTER     QUARTER     QUARTER     QUARTER
                                               -------     -------     -------     -------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
        Gross revenues.......................  $14,135     $26,156     $35,047     $34,916
        Net revenues.........................    9,654      20,650      27,539      28,660
        Gross profit.........................    3,104       4,946       6,833       6,018
        Operating income.....................    1,135       1,438       2,147       1,636
        Net income...........................      583         803       1,153         834
        Net income per share.................     0.10        0.10        0.12        0.08

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Rust Environmental Services Inc.:

     We have audited the accompanying statements of certain assets and liabilities of RUST ENVIRONMENTAL SERVICES INC. (a Delaware corporation) as of December 31, 1994 and 1993, and the related statements of revenues and expenses (excluding income taxes), equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The statements of certain assets and liabilities, revenues and expenses (excluding income taxes), equity and cash flows were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for filings pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934) as described in Note 1 and are not intended to be a complete presentation of Rust Environmental Services Inc.'s financial position or results of operations.

     In our opinion, the financial statements referred to above present fairly, in all material respects, certain assets and liabilities of Rust Environmental Services Inc. as of December 31, 1994 and 1993, and its revenues and expenses (excluding income taxes) and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Chicago, Illinois,
February 10, 1995

                        RUST ENVIRONMENTAL SERVICES INC.
                  STATEMENTS OF CERTAIN ASSETS AND LIABILITIES
                        AS OF DECEMBER 31, 1994 AND 1993
                                 (IN THOUSANDS)
                                                                         1994         1993
                                                                       --------     --------
ASSETS
CURRENT ASSETS:
  Accounts receivable, less reserves of $359 in 1994 and $400 in
     1993............................................................  $ 41,934     $ 43,692
  Costs and estimated earnings in excess of billings on uncompleted
     contracts.......................................................    23,212       28,907
  Prepaid expenses and other assets..................................       493        5,451
                                                                       --------     --------
          Total current assets.......................................    65,639       78,050
                                                                       --------     --------
PROPERTY AND EQUIPMENT, at cost:
  Land...............................................................       117          307
  Buildings..........................................................        98          223
  Vehicles and equipment.............................................    65,646       61,939
  Furniture..........................................................     6,937        6,215
  Leasehold improvements.............................................       542          468
                                                                       --------     --------
                                                                         73,340       69,152
  Less -- Accumulated depreciation and amortization..................    26,130       22,216
                                                                       --------     --------
          Property and equipment, net................................    47,210       46,936
                                                                       --------     --------
OTHER ASSETS:
  Intangible assets relating to acquired business, net...............     6,117        4,909
  Deferred costs, net................................................     6,818        4,075
  Sundry.............................................................        --           21
                                                                       --------     --------
          Total other assets.........................................    12,935        9,005
                                                                       --------     --------
                                                                       $125,784     $133,991
                                                                       ========     ========
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
  Bank overdrafts....................................................  $  1,168     $  6,276
  Accounts payable...................................................    12,275       16,647
  Accrued expenses --
     Project costs...................................................     4,646        5,844
     Future contract losses..........................................     3,437       13,028
     Other...........................................................     3,140        2,675
  Billings in excess of costs and estimated earnings on uncompleted
     contracts.......................................................     2,920           59
                                                                       --------     --------
          Total current liabilities..................................    27,586       44,529
                                                                       --------     --------
DEFERRED OTHER.......................................................       720          400
COMMITMENTS AND CONTINGENCIES........................................
EQUITY--Advances from Rust International Inc.........................    97,478       89,062
                                                                       --------     --------
                                                                       $125,784     $133,991
                                                                       ========     ========

The accompanying notes to financial statements are an integral part of these statements.


                        RUST ENVIRONMENTAL SERVICES INC.
          STATEMENTS OF REVENUES AND EXPENSES (EXCLUDING INCOME TAXES)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (IN THOUSANDS)
                                                             1994         1993         1992
                                                           --------     --------     --------
REVENUE..................................................  $231,058     $228,457     $317,660
COSTS AND EXPENSES:
  Operating..............................................   209,408      206,568      312,428
  Selling and administrative expenses....................    15,673       21,825       21,638
  Interest income........................................      (379)        (351)          (4)
  Interest expense.......................................     4,832        2,913        3,746
                                                           --------     --------     --------
          Income (loss) before income taxes..............  $  1,524     $ (2,498)    $(20,148)
                                                           ========     ========     ========

The accompanying notes to financial statements are an integral part of these statements.


                        RUST ENVIRONMENTAL SERVICES INC.

                              STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                 (IN THOUSANDS)
                                                               1994        1993        1992
                                                              -------     -------     -------
EQUITY--ADVANCES FROM RUST INTERNATIONAL INC.:
     Beginning balance......................................  $89,062     $96,772     $69,451
     Income (loss) before income taxes......................    1,524      (2,498)    (20,148)
     Advances from (payments to) Rust International Inc.,
       net..................................................    6,892      (5,212)     47,469
                                                              -------     -------     -------
     Ending balance.........................................  $97,478     $89,062     $96,772
                                                              =======     =======     =======

The accompanying notes to financial statements are an integral part of these statements.


                        RUST ENVIRONMENTAL SERVICES INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                 (IN THOUSANDS)
                                                              1994        1993         1992
                                                             -------     -------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) before income taxes........................  $ 1,524     $(2,498)    $(20,148)
  Adjustments to reconcile income (loss) before income
     taxes to net cash provided by (used for) operating
     activities --
     Depreciation and amortization.........................    8,749       6,405        6,421
     Loss (gain) on the sale of property and equipment.....      (93)        (90)         144
     Changes in certain assets and liabilities, net of
       effects of acquired companies --
       Accounts receivable.................................    1,758       3,963       (2,210)
       Costs and estimated earnings in excess of
          billings.........................................    5,695       1,551      (10,298)
       Prepaid expenses and other current assets...........    4,956       2,025       (3,625)
       Deferred costs......................................   (3,397)     (4,072)       1,399
       Other non-current assets............................       21         320          (82)
       Bank overdrafts and accounts payable................   (9,590)        220        2,549
       Accrued expenses....................................  (10,944)     15,087      (11,758)
       Billings in excess of costs.........................    2,861          (1)          60
       Deferred and other non-current liabilities..........      320         400         (534)
                                                             -------     -------     --------
          Net cash provided by (used for) operating
            activities.....................................    1,860      23,310      (38,082)
                                                             -------     -------     --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment.......................   (9,606)    (11,522)      (9,875)
  Proceeds from sale of property and equipment.............      854         420          273
  Cost of acquisitions, net of cash acquired...............       --      (2,256)          --
                                                             -------     -------     --------
          Net cash used for investing activities...........   (8,752)    (13,358)      (9,602)
                                                             -------     -------     --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Advances from (payments to) Rust International Inc.,
     net...................................................    6,892      (5,212)      47,469
  Payment of debt to affiliate.............................       --      (4,740)          --
                                                             -------     -------     --------
          Net cash provided by (used for) financing
            activities.....................................    6,892      (9,952)      47,469
                                                             -------     -------     --------
NET DECREASE IN CASH.......................................       --          --         (215)
CASH, beginning of year....................................       --          --          215
                                                             -------     -------     --------
CASH, end of year..........................................  $    --     $    --     $     --
                                                             =======     =======     ========
Additional disclosures:
  Interest paid, net of amounts capitalized................  $ 4,832     $ 2,913     $  3,746
                                                             =======     =======     ========

The accompanying notes to financial statements are an integral part of these statements.

                        RUST ENVIRONMENTAL SERVICES INC.

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1994, 1993 AND 1992

                           (ALL TABLES IN THOUSANDS)

1. ORGANIZATION AND BASIS OF PRESENTATION:

     Rust Environmental Services Inc. (the "Company") is a wholly-owned indirect subsidiary of Rust International Inc. ("RII"), a Delaware corporation which is itself a majority-owned subsidiary of Chemical Waste Management, Inc. ("CWM"), itself a wholly-owned subsidiary of WMX Technologies, Inc. ("WMX"). Prior to January 25, 1995, CWM was a majority-owned subsidiary of WMX. The Company operates within a single industry segment providing a broad range of hazardous substance remediation services.

     RII was formed January 1, 1993, when CWM and Wheelabrator Technologies Inc. ("WTI"), another majority-owned subsidiary of WMX, contributed certain of their businesses, assets and liabilities to RII in exchange for all of the then outstanding shares of RII's common stock. The Company was formed on November 22, 1994, in connection with the proposed transaction with OHM Corporation ("OHM") described below. Pursuant to that transaction, three wholly-owned subsidiaries of RII will contribute certain of their businesses, assets and liabilities to the Company in exchange for all of the outstanding shares of the Company's common stock. Certain assets and liabilities associated with the businesses contributed to the Company will be retained by the contributing subsidiaries and therefore are not reflected in the accompanying financial statements. These financial statements have been prepared as if the contribution of assets and liabilities had occurred as of January 1, 1991. The Company's operations were managed as a line of business within RII in 1994 and 1993 while in 1992 and prior they were managed as a line of business within CWM. RII provides engineering, construction, environmental and infrastructure consulting, environmental remediation and on-site industrial related services. CWM provides hazardous waste collection, transportation, treatment and disposal services to various customers. All operations of the entities to be contributed have been included in the statements of revenues and expenses (excluding income taxes). The formation of the Company through the contribution of certain assets and liabilities was accounted for as a reorganization of entities under common control, in a manner similar to a pooling of interests. The accompanying financial statements are based on historical cost as if the Company had been in existence throughout the years presented. All significant intercompany transactions have been eliminated.

     In addition, the accompanying financial statements include certain RII overhead expenses that have been allocated to the Company and are included in the accompanying statements of revenues and expenses (excluding income taxes). Management believes that the method of allocating costs is reasonable.

     As a result of the Company's relationships with its affiliates, the financial information included herein does not necessarily reflect what the financial position and results of operations would have been had it operated as a stand-alone taxable entity during the years covered. Additionally, the accompanying financial statements may not be indicative of future operations or financial position.

     These financial statements and the related footnotes have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for filings pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

     The Board of Directors of RII has approved a plan to sell the Company to OHM immediately following the contribution of certain assets and liabilities by the RII subsidiaries pursuant to an Agreement and Plan of Reorganization dated December 5, 1994. The Agreement and Plan of Reorganization and the Proxy Statement for the 1995 Annual Meeting of the Shareholders of OHM Corporation to be filed by OHM describe the planned transaction with OHM (anticipated to be completed during May, 1995). Generally, the transaction contemplates that the stockholders of the Company will receive approximately 10.4 million shares

                        RUST ENVIRONMENTAL SERVICES INC.

of OHM's common stock (representing approximately 40% of the outstanding common stock of OHM) in exchange for the Company. If OHM's average stock price for a twenty trading day period ending immediately prior to closing (the "Closing Price") falls below $8.00 per share, the stockholders will reduce the value of the assets to be contributed to the Company proportionately by up to $20.0 million. RII may terminate the transaction if the Closing Price is less than $6.00 per share. If the Closing Price increases above $9.65 per share, RII will cause the stockholders to contribute additional assets proportionately to the Company up to $20.0 million. As part of the transaction, OHM will have the right, upon satisfaction of certain conditions, to obtain a guarantee by WMX in the amount of $75.0 million over a five year period.

2. SUMMARY OF ACCOUNTING POLICIES:

REVENUE RECOGNITION

     The Company recognizes revenue from long-term remediation contracts on the percentage-of-completion method as measured primarily by a ratio of expended costs to anticipated final costs. Revisions in revenue, cost and profit estimates occurring during the course of the contracts are reflected at the time the revisions are determined. At the time a loss on a contract becomes probable, the amount of the estimated loss is recognized. Billings are based upon specific terms of each contract. All other revenues are recognized when services are rendered.

SIGNIFICANT CUSTOMERS

     Various departments and agencies of the U.S. Government accounted for 11.5% of revenues in 1994, 7.3% in 1993 and 6.8% in 1992. Because of the nature of the Company's business, individual contracts and hence individual customers may, from time to time, account for over 10% of revenues in a given year. In addition, contracts with departments and agencies of the U.S. Government are typically bid for and awarded by the particular department or agency. The Company does not consider its business to be dependent on any single customer or group of customers.

PROPERTY AND EQUIPMENT

     Property and equipment expenditures (including major repairs and improvements) are capitalized and stated at cost. The cost, less the estimated salvage value, is depreciated or amortized over the estimated useful lives on the straight-line method as follows:

                      ASSET DESCRIPTION                                LIFE
         --------------------------------------------  ------------------------------------
         Furniture, vehicles and equipment...........  3 to 25 years
         Leasehold improvements......................  Over the shorter of the life of the lease or the improvement

     Items of an ordinary maintenance or repair nature are charged directly to operations.

OTHER ASSETS

     Intangible assets relating to acquired businesses consist primarily of the cost of purchased businesses in excess of the market value of net assets acquired ("goodwill"). Goodwill is amortized on a straight-line basis over a period not exceeding 40 years. The accumulated amortization of goodwill amounted to approximately $620,000 and $436,000 at December 31, 1994 and 1993, respectively. The provisions charged to costs and expenses in 1994, 1993 and 1992 amounted to approximately $184,000, $78,000 and $33,000, respectively.

     On an ongoing basis, the Company measures realizability of goodwill by the ability of the acquired business to generate current and expected future operating income in excess of annual amortization. If such

                        RUST ENVIRONMENTAL SERVICES INC.

realizability is in doubt, an adjustment is made to reduce the carrying value of the goodwill. Such adjustments have not yet been required.

     Deferred costs are recorded net of amortization of $1,486,000 and $832,000 in 1994 and 1993, respectively. The provisions charged to costs and expenses amounted to approximately $654,000 in 1994 and $302,000 in both 1993 and 1992.

POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

     Postretirement and postemployment benefits provided by the Company are immaterial.

EQUITY

     Advances in the accompanying financial statements have been treated as equity because of RII's intention for these to be permanent advances.

3. INCOME TAXES:

     The results of operations of the Company were included in the consolidated income tax return of RII. Accordingly, income taxes on a separate-company basis have not been presented.

4. CONTRACTS IN PROCESS:

     Information with respect to contracts in process at December 31, 1994 and 1993, is as follows:

                                                                 1994          1993
                                                               ---------     ---------
         Costs and estimated earnings on uncompleted
           contracts.........................................  $ 358,928     $ 250,464
           Less -- Billings on uncompleted contracts.........   (338,636)     (221,616)
                                                               ---------     ---------
              Total contracts in process.....................  $  20,292     $  28,848
                                                               =========     =========

     Contracts in process are included in the accompanying consolidated balance sheets under the following captions:

                                                                 1994          1993
                                                               ---------     ---------
         Costs and estimated earnings in excess of billings
           on uncompleted contracts..........................  $  23,212     $  28,907
         Billings in excess of costs and estimated earnings
           on uncompleted contracts..........................     (2,920)          (59)
                                                               ---------     ---------
              Total contracts in process.....................  $  20,292     $  28,848
                                                               =========     =========

     All contracts in process are expected to be billed and collected within two years.

     Accounts receivable include retainages which have been billed, but which are not due until completion pursuant to contract provisions. Such retainage at December 31, 1994, is $ 9,299,000 and is all expected to be collected after one year. At December 31, 1993, retainage was $ 12,717,000.

5. PENSION AND PROFIT SHARING PLANS:

     The Company is a participant in the Wheelabrator-Rust Savings and Retirement Plan (the "Plan"), which is a qualified defined contribution plan consisting of a savings account component (the "Savings Account") and a retirement account component (the "Retirement Account"). Under the terms of the Savings Account, participants of the Plan may elect to contribute a portion of their annual compensation not

                        RUST ENVIRONMENTAL SERVICES INC.

to exceed 16%. The Company is required to match 30% of the first 6% of salary contributed by an employee. Under the terms of the Retirement Account, participants of the Plan receive an annual contribution, at the Company's discretion, equal to a maximum of 3% of their eligible earnings. Participants vest in Company contributions and the associated earnings in the Savings Account at 20% per year and in the Retirement Account after five years. Company contributions were approximately $1,349,000 and $1,120,000 in 1994 and 1993, respectively. The Company did not participate in the Plan prior to 1993. Many of the Company's employees, however, were participants in plans maintained by their predecessor employers. Pension expense attributable to the employees of the Company under the predecessor plans was approximately $465,000 in 1992.

6. COMMITMENTS AND CONTINGENCIES:

ENVIRONMENTAL LIABILITIES

     The Company has significant operations in the environmental services area, including remediation services involving hazardous substances. As a result, the Company must comply with numerous Federal and state laws and regulations, including the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act.

     The Company does not believe that there are currently any material environmental liabilities to which it is party. However, it is reasonably possible that technological, regulatory or enforcement developments, the results of environmental studies or other factors could alter this expectation and necessitate the recording of liabilities which could be material. The impact of such possible future events cannot be estimated at the current time.

LEGAL MATTERS

     In the ordinary course of conducting its business, the Company becomes involved in lawsuits, administrative proceedings and governmental investigations including personal injury and environmental matters. Some of these proceedings may result in fines, penalties or judgments being assessed against the Company which, from time to time, may have an impact on earnings for a particular quarter or year. The Company does not believe that pending proceedings, individually or in the aggregate, are material to its business or its financial condition.

RENTAL OBLIGATIONS

     The Company leases certain equipment as well as a portion of its operating and office facilities. Rents charged to costs and expenses in the statements of revenues and expenses amount to $16,866,000 for 1994, $10,447,000 for 1993 and $12,699,000 for 1992. These amounts include rents under long-term and short-term leases.

     The long-term rental obligations as of December 31, 1994, are due as follows:

               First year...........................................    $2,161
               Second year..........................................     1,634
               Third year...........................................     1,470
               Fourth year..........................................     1,355
               Fifth year...........................................       873
               Sixth year and thereafter............................       716
                                                                        ------
                                                                        $8,209
                                                                        ======

                        RUST ENVIRONMENTAL SERVICES INC.

     RII has issued or is a party to approximately 35 bank letters of credit, performance bonds and other direct or indirect guarantees on behalf of the Company for which the Company is ultimately responsible. Such guarantees (averaging approximately $2,719,000 each), are given in the ordinary course of the Company's business. Management does not expect that the Company's obligation to RII under these guarantees will have a material adverse effect on the consolidated financial position or results of operations of the Company.

7. TRANSACTIONS WITH AFFILIATES:

     RII participates in a centralized cash management program administered by WMX. Cash is remitted to WMX and advances are made by WMX, as needed, to cover RII's expenses. Cash remitted to WMX and advances made by WMX attributable to the Company have been treated as an adjustment to the "Equity-Advances From (Payments To) Rust International Inc." account in the accompanying financial statements. RII allocates a portion of its interest expense to the Company based on the ratio which cumulative net cash advances to the Company bears to RII's cumulative net cash advances to all of its subsidiaries and the value of net tangible assets. Management believes that the allocation of interest expense is representative of financing costs attributable to the Company and that the methodology used to allocate interest expense is reasonable.

     WMX has furnished the services of financial, administrative, legal and certain other corporate staff personnel to the Company. The Company believes that the charges for such services have been calculated on a reasonable basis and that such charges approximate their actual costs. Such charges were $1,352,000 in 1994, $871,000 in 1993, and $1,124,000 for 1992 and are included in selling and administrative expenses on the statements of revenues and expenses (excluding income taxes). In addition, the Company has reimbursed RII for third-party charges incurred by RII for the benefit of the Company such as letter-of-credit fees, insurance and bonding costs, legal fees and office rental charges.

     The Company has from time to time provided remediation and other services to various subsidiaries of WMX. Revenues earned for such services were $33,254,000 in 1994, $12,599,000 in 1993 and $13,445,000 in 1992. The Company
has also received engineering, construction management, transportation and disposal and other services from RII, CWM and certain of their subsidiaries. Charges by affiliates for such services were $30,826,000 in 1994, $44,986,000 in 1993 and $109,887,000 in 1992. The terms of these transactions between the Company and RII and its affiliates have generally been the same as the terms of comparable transactions with unaffiliated third parties.

8. INDEMNIFICATIONS:

     In connection with the formation of RII, a predecessor of the Company agreed to assume responsibility for the performance of certain CWM contracts related to environmental remediation services. At the same time, RII and CWM entered into a continuing agreement for CWM to indemnify RII with respect to certain matters related to the businesses contributed by CWM, including indemnity against potential losses on such CWM contracts. Pursuant to this agreement, in 1993 CWM transferred to RII assets totaling $26.2 million relating to the potential losses on such contracts. Upon the transfer from CWM, RII accrued a corresponding reserve to which losses from such contracts are charged. RII, in turn, transferred the foregoing indemnifications and assets to the Company. The reserve is in Accrued Expenses and had a balance of $3.4 million and $13.0 million as of December 31, 1994 and 1993, respectively.

     In connection with the OHM transaction, RII will guarantee the realizability of approximately $20.0 million in assets to be transferred to OHM. Management expects all of these amounts to be realized. Additionally, RII has agreed to indemnify OHM with respect to potential losses on designated projects and certain pre-closing contingent liabilities.

                                                                      APPENDIX A

          ALEX. BROWN & SONS
               INCORPORATED
          ESTABLISHED 1800 . AMERICA'S OLDEST INVESTMENT BANKING FIRM
             MEMBERS:  NEW YORK STOCK EXCHANGE, INC. AND OTHER LEADING EXCHANGES

                                                        REPLY TO: P.O. BOX 515
                                                           BALTIMORE, MD 21203


                                                                December 5, 1994


Board of Directors
OHM Corporation
16406 U.S. Route 224 East
Findlay, Ohio 45839

Dear Sirs:

       OHM Corporation ("OHM"), Rust Remedial Services Inc., Enclean Environmental Services Group, Inc., Rust Environmental, Inc. and Rust International Inc. ("Rust") have entered into an Agreement and Plan of Reorganization dated as of December 5, 1994 (the "Agreement"). Pursuant to the Agreement, Rust Environmental Services, Inc. ("REI") a newly-formed corporation to which will be contributed certain businesses and assets (the "Transferred Business") of Rust Remedial Services Inc., Enclean Environmental Services Group, Inc., and the Nuclear Services Division of Rust Environmental, Inc. (together the "Contributing Subsidiaries") will be merged into a wholly-owned subsidiary of OHM in exchange for the issuance to Rust or the Contributing Subsidiaries of 10,368,000 shares of common stock, par value $0.10 per share of OHM (the "OHM Common Stock") (the "Consideration"). The Transferred Business will be reduced to the extent the average closing price for the OHM Common Stock for the ten trading days prior to the day before the closing date (the "Closing Price") is less than $8.00 but more than $6.00 by a maximum of $20,000,000. The Transferred Business will be increased to the extent the Closing Price is greater than $9.65 by a maximum of $20,000,000. You have requested our opinion as to whether the Consideration to be paid by OHM pursuant to the Agreement is fair, from a financial point of view, to the shareholders of OHM.

       Alex. Brown & Sons Incorporated, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. Alex. Brown & Sons Incorporated regularly publishes research reports regarding the environmental remediation, engineering and construction industry and the businesses and securities of publicly owned companies in that industry.

       In connection with our opinion, we have reviewed certain internal financial information concerning the Transferred Business and OHM and certain publicly available information regarding Rust and OHM. We have also held discussions with members of the senior management of REI, the Contributing Subsidiaries, Rust and OHM regarding the

       ONE THIRTY-FIVE EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202
                   TELEPHONE: 410-727-1700 / TELEX: 198186

OHM Corporation
December 5, 1994
Page Two


business and prospects of the Transferred Business and OHM, as well as the strategic, financial and operating benefits anticipated from the proposed transaction. In addition, we have (i) compared certain financial information for the Transferred Business and OHM with similar information for selected companies within the environmental remediation, engineering and construction industry whose securities are publicly traded, (ii) reviewed the financial terms of certain recent business combinations which we deemed comparable in whole or in part, (iii) reviewed the potential pro forma financial impact of the transaction on OHM and (iv) performed such other studies and analyses and considered such other factors as we deemed appropriate. We have also reviewed the Agreement.

       We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to information relating to the prospects of the Transferred Business and OHM, we have assumed that such information reflects the best currently available estimates and judgments of management of REI, the Contributing Subsidiaries, Rust and OHM as to the likely future financial performance of the Transferred Business and OHM. In addition, we have not made an independent evaluation or appraisal of the assets of the Transferred Business or OHM, nor have we been furnished with any such evaluation or appraisal. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter. We express no opinion as to the price or trading range at which the OHM Common Stock will trade following the transaction.

       Alex. Brown & Sons has provided investment banking services to OHM in the past. Alex. Brown & Sons is currently acting as financial advisor to OHM in connection with this transaction. A portion of our fee is payable upon delivery of this opinion and the remainder is payable upon consummation of this transaction. Alex. Brown & Sons in the normal course of business may trade the debt and/or equity securities of OHM, Rust and affiliates of Rust for its own account and for the account of customers and, accordingly, may at any time hold a long or short position in such securities.

       It is understood that this letter is for the information of the Board of Directors of OHM only for the sole purpose of evaluating the proposed transaction and may not be used for any other purpose without the prior written consent of Alex. Brown & Sons; provided, however, this letter may be reproduced in full in the proxy statement/prospectus to be issued in connection with this transaction.

OHM Corporation
December 5, 1994
Page Three





       Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Consideration to be paid by OHM pursuant to the Agreement is fair, from a financial point of view, to the shareholders of OHM.


                                        Very truly yours,

                                        /s/ David M. Gray
                                        Managing Director
                                        Alex. Brown & Sons Incorporated

                                                                      APPENDIX B




================================================================================



                      AGREEMENT AND PLAN OF REORGANIZATION

                                     among

                                OHM CORPORATION,

                          RUST REMEDIAL SERVICES INC.,

                  ENCLEAN ENVIRONMENTAL SERVICES GROUP, INC.,

                            RUST ENVIRONMENTAL, INC.

                                      and

                            RUST INTERNATIONAL INC.





                             Dated December 5, 1994





================================================================================

                                  TABLE OF CONTENTS
                                                                            Page

1.0  Transfer of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
     1.1    Transferred Assets  . . . . . . . . . . . . . . . . . . . . . . . .     1
     1.2    Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . .     2
     1.3    Assumed Liabilities . . . . . . . . . . . . . . . . . . . . . . . .     2
     1.4    Excluded Liabilities  . . . . . . . . . . . . . . . . . . . . . . .     2
     1.5    Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

2.0  The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
     2.1    Constituent, Surviving Corporations . . . . . . . . . . . . . . . .     3
     2.2    Conversion of Acquisition Common Stock  . . . . . . . . . . . . . .     4
     2.3    Certificate of Incorporation and Regulations of Surviving
            Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
     2.4    Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
     2.5    Rights Prior to Exchange  . . . . . . . . . . . . . . . . . . . . .     4
     2.6    Conversion of Environmental Common Stock  . . . . . . . . . . . . .     4

3.0  Post-Closing Adjustments . . . . . . . . . . . . . . . . . . . . . . . . .     4
     3.1    Post-Closing Adjustments  . . . . . . . . . . . . . . . . . . . . .     4

4.0  Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
     4.1    Time and Place of the Closing . . . . . . . . . . . . . . . . . . .     5
     4.2    Procedure at the Closing  . . . . . . . . . . . . . . . . . . . . .     5

5.0  Representations and Warranties of OHM  . . . . . . . . . . . . . . . . . .     6
     5.1    Corporate Existence, Due Authorization, and Execution of OHM  . . .     6
     5.2    No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     5.3    Government Approvals  . . . . . . . . . . . . . . . . . . . . . . .     7
     5.4    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     5.5    Capitalization of OHM . . . . . . . . . . . . . . . . . . . . . . .     7
     5.6    Disclosure; Financial Statements  . . . . . . . . . . . . . . . . .     8
     5.7    Absence of Certain Changes  . . . . . . . . . . . . . . . . . . . .     9
     5.8    Patents, Trademarks; Copyrights and Franchises  . . . . . . . . . .     9

6.0  Representations and Warranties of Rust, Environmental and the Contributing
     Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
     6.1    Corporate Existence, Due Authorization, and Execution of Rust . . .    10
     6.2    No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
     6.3    Government Approvals  . . . . . . . . . . . . . . . . . . . . . . .    11
     6.4    Disclosure; Financial Statements; Undisclosed Liabilities . . . . .    11
     6.5    Absence of Certain Changes  . . . . . . . . . . . . . . . . . . . .    12
     6.6    Authority to Own and Lease Property . . . . . . . . . . . . . . . .    12
     6.7    Patents, Trademarks; Copyrights and Franchises  . . . . . . . . . .    12
     6.8    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     6.9    Business in the Ordinary Course . . . . . . . . . . . . . . . . . .    13
     6.10   Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
     6.11   No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
     6.12   Compliance with Law; Court and Governmental Orders                     14

     6.13   Government Contracting Representation . . . . . . . . . . . . . . .    16
     6.14   Title to the Assets . . . . . . . . . . . . . . . . . . . . . . . .    17
     6.15   Contracts and Commitments . . . . . . . . . . . . . . . . . . . . .    18
     6.16   No-Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . .    18
     6.17   All Assets Used in the Business . . . . . . . . . . . . . . . . . .    19
     6.18   Third-Party Options . . . . . . . . . . . . . . . . . . . . . . . .    19
     6.19   Unlawful Payments . . . . . . . . . . . . . . . . . . . . . . . . .    19
     6.20   Accounts Receivable . . . . . . . . . . . . . . . . . . . . . . . .    19
     6.21   Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
     6.22   Interests in Real Property  . . . . . . . . . . . . . . . . . . . .    20
     6.23   Personal Property . . . . . . . . . . . . . . . . . . . . . . . . .    20
     6.24   Labor Relations . . . . . . . . . . . . . . . . . . . . . . . . . .    20
     6.25   Customers and Suppliers . . . . . . . . . . . . . . . . . . . . . .    21
     6.26   Purchase for Investment . . . . . . . . . . . . . . . . . . . . . .    21
     6.27   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
     6.28   Accuracy of Information Furnished . . . . . . . . . . . . . . . . .    22

7.0  Additional Covenants of OHM  . . . . . . . . . . . . . . . . . . . . . . .    22
     7.1    Best Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
     7.2    Conduct of Business Pending the Closing . . . . . . . . . . . . . .    22
     7.3    Access to OHM's Plants, Properties, and Records . . . . . . . . . .    23

8.0  Additional Covenants of Rust . . . . . . . . . . . . . . . . . . . . . . .    23
     8.1    Best Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
     8.2    Conduct of Business Pending the Closing . . . . . . . . . . . . . .    24
     8.3    Access to the Division's Plants, Properties, and Records  . . . . .    24
     8.4    No Other Discussions  . . . . . . . . . . . . . . . . . . . . . . .    25
     8.6    Assignment of Contracts and Leases  . . . . . . . . . . . . . . . .    25
     8.7    Termination Expenses  . . . . . . . . . . . . . . . . . . . . . . .    25

9.0  Conditions to the Obligation of OHM  . . . . . . . . . . . . . . . . . . .    26
     9.1    Accuracy of Representations and Warranties and Compliance with
            Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
     9.2    Certified Resolutions . . . . . . . . . . . . . . . . . . . . . . .    26
     9.3    Receipt of Necessary Consents . . . . . . . . . . . . . . . . . . .    27
     9.4    HSR Act Waiting Period  . . . . . . . . . . . . . . . . . . . . . .    27
     9.5    Adverse Changes . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     9.6    Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
     9.7    Fairness Opinion  . . . . . . . . . . . . . . . . . . . . . . . . .    28
     9.8    Ownership of Assets . . . . . . . . . . . . . . . . . . . . . . . .    28
     9.9    Standstill and Noncompete Agreement . . . . . . . . . . . . . . . .    28
     9.10   Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .    28

10.0 Conditions to the Obligation of Rust . . . . . . . . . . . . . . . . . . .    28
     10.1   Accuracy of OHM's Representations and Warranties and Compliance by
            OHM with Its Obligations  . . . . . . . . . . . . . . . . . . . . .    29
     10.2   Certified Resolutions . . . . . . . . . . . . . . . . . . . . . . .    29
     10.3   Receipt of Necessary Consents . . . . . . . . . . . . . . . . . . .    29
     10.4   HSR Act Waiting Period  . . . . . . . . . . . . . . . . . . . . . .    29
     10.5   Adverse Changes . . . . . . . . . . . . . . . . . . . . . . . . . .    29
     10.6   Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .    29
     10.7   Waiver by Certain Employees . . . . . . . . . . . . . . . . . . . .    29
     10.8   Closing Price . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

11.0 Certain Actions After the Closing  . . . . . . . . . . . . . . . . . . . .    30
     11.1   Execution of Further Documents  . . . . . . . . . . . . . . . . . .    30
     11.2   Employment by OHM of the Division's Employees . . . . . . . . . . .    30

12.0 Certain Business Agreements.   . . . . . . . . . . . . . . . . . . . . . .    30
     12.1   TERCS Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .    30
     12.2   Bonding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
     12.3   Other Cooperation . . . . . . . . . . . . . . . . . . . . . . . . .    31
     12.4   Use of Name . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31

13.0 Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
     13.1   Agreement by OHM to Indemnify . . . . . . . . . . . . . . . . . . .    31
     13.2   Agreement by Rust and the Contributing Subsidiaries to Indemnify  .    31

14.0 Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
     14.1   Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
     14.2   Modification; Waiver  . . . . . . . . . . . . . . . . . . . . . . .    33
     14.3   Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
     14.4   Brokers' Commission . . . . . . . . . . . . . . . . . . . . . . . .    33
     14.5   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
     14.6   Parties in Interest; Assignment . . . . . . . . . . . . . . . . . .    34
     14.7   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     14.8   Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     14.9   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
     14.10  Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34


                      AGREEMENT AND PLAN OF REORGANIZATION

     This agreement and plan of reorganization (the "Agreement") is made and entered into this 5th day of December, 1994 by and among OHM Corporation, an Ohio corporation ("OHM"), Rust Remedial Services Inc., a Delaware corporation ("Remedial"), Enclean Environmental Services Group, Inc., a Delaware corporation ("Enclean"), Rust Environmental, Inc., a Delaware corporation ("Environmental"), and Rust International Inc., a Delaware corporation ("Rust").

     WHEREAS, Rust has incorporated under the General Corporation Law of Delaware, a newly-formed corporation, Environmental, owned by Remedial, Enclean and the Nuclear Services Division of Rust Federal Services, Inc. ("Nuclear") (Remedial, Enclean and Nuclear are sometimes hereinafter referred to as the "Contributing Subsidiaries"); and

     WHEREAS, Environmental will own prior to Closing (as hereinafter defined), the assets described in Section 1.1 and will have assumed those liabilities described in Section 1.3 hereof; and

     WHEREAS, Rust and OHM desire Environmental to be merged with and into a wholly-owned subsidiary of OHM ("Acquisition") in exchange for the issuance to Rust or the Contributing Subsidiaries of shares of common stock, par value $.10 per share, of OHM (the "OHM Common Stock") in a transaction which is intended to comply with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the agreements, rights, obligations, and covenants contained herein, OHM, Rust, the Contributing Subsidiaries and Environmental hereby agree as follows:

1.0  TRANSFER OF ASSETS

     1.1 TRANSFERRED ASSETS. Rust agrees, prior to Closing, to and will, or will cause its Contributing Subsidiaries to, sell, convey, transfer, assign, and deliver to Environmental prior to the Closing (as hereinafter defined), free and clear of all liens, mortgages, pledges, encumbrances, and charges of every kind other than Permitted Encumbrances (as hereinafter defined), all right, title and interest of the Contributing Subsidiaries including, without limitation, H.S. Sizemore & Son Co., a subsidiary of Enclean ("Sizemore") in and to the properties, business, and assets reflected on the Division Balance Sheet (as hereinafter defined) of the environmental remediation services division of Rust as presently conducted by the Contributing Subsidiaries (collectively, the "Division"), and such other assets, of every kind and description, real, personal, and mixed, tangible and intangible, wherever located as are presently used solely by the Division or otherwise solely by Rust in the environmental remediation services business of the Division whether owned by the Division, the Contributing Subsidiaries or any affiliate of Rust and which are all the assets necessary or presently used to conduct that business as it is currently being conducted, other than Excluded Assets and assets, if any, excluded pursuant to the adjustment in Section 1.5(a) hereof (collectively, the "Transferred Assets") subject to the liabilities described in Section 1.3 hereto. The parties agree that the Transferred Assets shall include the rights with respect to intellectual property set forth on Schedule 1.1 attached hereto and the exclusive, fully paid right to use the equipment described on item 7 of
Schedule 1.2 hereof.

     1.2 EXCLUDED ASSETS. Anything to the contrary in Section 1.1 notwithstanding, the Transferred Assets shall exclude the following assets of Rust, the Division and the Contributing Subsidiaries: (i) any assets or properties as set forth on Schedule 1.2, (ii) assets with respect to projects covered by Section 1 of Schedule 8.5, but not the "Rust Receivables" referred to therein, (iii) the right to the use of the name "Rust" other than for a transitional period following the Closing as set forth in Section 12.4 hereto, and (iv) any assets excluded pursuant to the adjustment in Sections 1.5(a) and 1.5(c) hereof to the extent that OHM exercises its right to not have such assets in the Transferred Assets.

     1.3 ASSUMED LIABILITIES. Immediately prior to the Merger, Environmental shall assume all liabilities and obligations other than Excluded Liabilities of the Division (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including (a) all liabilities and obligations of the Division under the agreements, contracts, leases, licenses, and other arrangements referred to in the definition of Transferred Assets and which are not Excluded Assets, (b) all other liabilities and obligations of the Division reflected on the Division Balance Sheet or otherwise disclosed in Schedules to this Agreement, and (c) one-half of all transfer, sales, or other taxes, fees, or levies (including motor vehicle sales taxes) imposed by any state or other governmental entity on or arising out of the consummation of the transaction contemplated hereby.

     1.4 EXCLUDED LIABILITIES. Anything to the contrary in the Agreement notwithstanding, the following liabilities, contracts, commitments, and other obligations of the Division, Rust, the Contributing Subsidiaries or affiliates shall be Excluded Liabilities: (a) obligations and any liabilities arising under this Agreement; (b) one-half of all transfer, sales, or other taxes, fees, or levies (including motor vehicle sales taxes) imposed by any state or other governmental entity on or arising out of the consummation of the transactions contemplated hereby; (c) any obligation for expenses incurred by Rust or the Contributing Subsidiaries in connection with the transactions contemplated by this Agreement, including without limitation the fees and expenses of its counsel, independent auditors (including the costs of auditing the Division for Securities and Exchange Commission (the "SEC") filing purposes by Rust or OHM), and investment bankers retained by Rust; (d) liabilities arising out of or resulting from the projects listed on Schedule 8.5, except as expressly stated therein; and (e) liabilities arising out of or resulting from Excluded Assets.

     1.5 ADJUSTMENTS. The Transferred Assets transferred or to be transferred to Environmental pursuant to this Agreement shall be adjusted immediately prior to Closing as follows:

          (a) In the event that the average closing price for the OHM Common Stock for the twenty trading days prior to the second day before the Closing Date (the "Closing Price") is less than $8.00 but more than $6.00, the Contributing Subsidiaries at their option shall retain one or more, or any portion thereof, of the Rust Receivables described on Schedule 8.5 hereto with a book value (as determined by the Division Balance Sheet) equal to the amount of the product of (i) the amount by which the Closing Price is less than $8.00 times (ii) 10,368,000, but not more than $20,000,000. To the extent the Rust Receivables are less than the amount of the adjustment, Rust shall have the right to add other receivables in an amount sufficient to equal $20,000,000 in the aggregate.

          (b) To the extent the Closing Price is greater than $9.65, Rust shall contribute to Environmental immediately prior to Closing by wire transfer in immediately available funds an amount equal to the product of
     (i) the amount by which the Closing Price exceeds $9.65, times (ii) 10,368,000, but not more than $20,000,000, which amount shall be deemed a Transferred Asset.

          (c) Prior to the Closing, OHM may conduct an environmental inspection of the real property described on Schedule 1.5(c) hereof and, if such inspection is not satisfactory to OHM, OHM may require that such property not be included in the Transferred Assets.

2.0  THE MERGER

     2.1 CONSTITUENT, SURVIVING CORPORATIONS. Environmental and Acquisition shall be the constituent corporations to the Merger. The Merger shall be consummated at such time (the "Time of Merger") as all documents necessary to effect the merger in accordance with the General Corporation Law of the State of Delaware and the Ohio General Corporation Law have been filed with the Secretaries of State of Delaware and Ohio. At the time of Merger, Environmental shall be merged with and into Acquisition in accordance with such laws. Acquisition shall be the surviving corporation of the Merger (herein sometimes called the "Surviving Corporation"). The name, identity, existence, rights, privileges, powers, franchises, properties and assets of Acquisition shall continue unaffected and unimpaired by the Merger. At the Time of Merger, the identity and separate existence of Environmental shall cease, and all of the rights, privileges, powers, franchises, properties and assets of Environmental shall be vested in Acquisition.

     2.2 CONVERSION OF ACQUISITION COMMON STOCK. At the Time of Merger, the shares of Acquisition Common Stock outstanding immediately prior to the Time of Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, continue as shares of Common Stock of the Surviving Corporation.

     2.3 CERTIFICATE OF INCORPORATION AND REGULATIONS OF SURVIVING CORPORATION. The Articles of Incorporation and Regulations of Acquisition, as in effect immediately prior to the Time of Merger, shall be the Articles of Incorporation and Regulations of the Surviving Corporation until the same shall be amended.

     2.4 DIRECTORS. Each director of Acquisition immediately prior to the Time of Merger shall remain as a director of the Surviving Corporation and, subject to the Regulations of the Surviving Corporation and the laws of the State of Ohio, shall serve until his successor is elected and appointed or qualified or until his earlier death, resignation or removal.

     2.5 RIGHTS PRIOR TO EXCHANGE. From and after the Time of Merger, until so surrendered, the certificates theretofore representing shares of issued and outstanding Environmental Common Stock shall be deemed for all corporate purposes to evidence the right to receive the Merger Consideration into which such shares of Environmental Common Stock are converted pursuant to Section 2.6.

     2.6 CONVERSION OF ENVIRONMENTAL COMMON STOCK. At the Time of Merger, each share of Environmental Common Stock issued and outstanding immediately prior to the Time of Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 10,368,000 shares of OHM Common Stock (the "Shares") as allocated by Rust among the Contributing Subsidiaries.

3.0  POST-CLOSING ADJUSTMENTS

     3.1  POST-CLOSING ADJUSTMENTS.

          (a) Within 60 days after the Closing Date, OHM shall prepare and deliver a statement of current assets and current liabilities of Environmental as of the end of the month preceding the Closing Date (the "Closing Statement"), which shall be prepared on a basis consistent with the Division Balance Sheet (each, as hereinafter defined).

          (b) If, within 30 days after the date such Closing Statement is delivered to Rust, Rust shall not have given written notice to OHM setting forth in detail any objection of Rust to such Closing Statement, then such Closing Statement shall constitute the "Division Closing Statement" and the current assets shown thereon less the current liabilities shown thereon shall constitute the "Division Closing Net Current Assets." In the event Rust, within such 30-day period, shall give written notice of any objection to such Closing Statement, OHM and Rust shall endeavor to reach agreement on all differences within the 30-day period following the giving of notice by Rust of its objections. If the parties are unable to reach agreement within such 30-day period, the matter shall be submitted to a firm of independent certified public accountants as may be agreed to by OHM and Rust (the "Independent Accountants"), the decision of which shall be final and binding upon the OHM and Rust. The Closing Statement agreed upon by OHM and Rust or as determined by the Independent Accountants pursuant to this Section 3.1 shall constitute the "Division Closing Statement" and the net current assets shown thereon shall constitute the "Division Closing Net Current Assets". OHM and Rust shall bear equally the expenses of the Independent Accountants.

          (c) Rust shall pay to OHM by wire transfer or certified or cashier's check, the amount, if any, on a dollar for dollar basis, by which the Division Closing Net Current Assets falls short of $36,948,232 (the "Net Current Assets") not including the shortfall resulting from any adjustment pursuant to Section 1.5(a) hereof. In the event the Division Closing Net Current Assets exceeds the Net Current Assets, Rust shall offset against any amount due and owing to OHM pursuant to Section 8.5 hereof, the amount by which the Division Closing Net Current Assets exceeds the Net Current Assets not including the excess resulting from any adjustment pursuant to
     Section 1.5(b) hereof.

4.0  CLOSING

     4.1 TIME AND PLACE OF THE CLOSING. If this Agreement has not been terminated pursuant to Section 14.1, the closing of the Merger shall take place at the offices of Jones, Day, Reavis & Pogue, Columbus, Ohio, at 10:00 a.m., local time, on the next business day following the satisfaction of or waiver of all of the conditions which are set forth in Articles 9 and 10 hereof, or on a subsequent date, which shall be determined by the mutual agreement of OHM and Rust. Throughout this Agreement, such event is referred to as the "Closing" and such date and time are referred to as the "Closing Date."

     4.2 PROCEDURE AT THE CLOSING. At the Closing, the parties agree to take the following steps (provided that upon their completion all such steps shall be deemed to have occurred simultaneously):

          (a) Rust shall deliver to OHM evidence, in such form as in each case is satisfactory to OHM, that each of the conditions to the obligation of OHM to consummate the transactions contemplated herein, which is set forth in Article 9 of this Agreement has been satisfied.

          (b) OHM shall deliver to Rust evidence, in such form as in each case is satisfactory to Rust, that each of the conditions to the obligations of Rust to consummate the transactions contemplated herein, which is set forth in Article 10 of this Agreement has been satisfied.

          (c) OHM and Rust shall cause such documents necessary to effect the merger in accordance with the General Corporation Law of the State of Delaware and the Ohio General Corporation Law to be filed with the Secretaries of State of Delaware and Ohio.

          (d) OHM shall deliver to the Contributing Subsidiaries as directed by Rust duly executed certificates in valid form evidencing the Shares and registered in the name of such Contributing Subsidiaries.

5.0  REPRESENTATIONS AND WARRANTIES OF OHM

     OHM represents and warrants to Rust and the Contributing Subsidiaries and Environmental as follows:

     5.1 CORPORATE EXISTENCE, DUE AUTHORIZATION, AND EXECUTION OF OHM. OHM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio, with full corporate power and authority to execute and deliver this Agreement and all other agreements to be delivered by OHM, to perform OHM's obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. OHM is legally qualified to transact business as a foreign corporation in each of the jurisdictions in which its business or property is such as to require that it be thus qualified, except where the failure to be so qualified would not have a material and adverse effect on the financial condition or results of operations (a "Material Adverse Effect") of OHM and its subsidiaries, considered as a whole. A list of jurisdictions in which OHM is so qualified is attached hereto as Schedule 5.1, and OHM is in good standing in each of such jurisdictions. This Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of OHM. This Agreement has been duly executed and delivered by OHM and will, after approval by OHM's shareholders, constitute a legal, valid, and binding obligation of OHM, enforceable against OHM in accordance with its terms. As of the

Closing Date, each of the other agreements contemplated hereby to which OHM is a party shall have been duly executed and delivered by OHM and will constitute a legal, valid, and binding obligation of OHM, enforceable against OHM in accordance with its terms.

     5.2 NO CONFLICTS. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not conflict in any material respect with, or result in any material violation of or material default under, any provision of the Restated Articles of Incorporation or Regulations of OHM, or of any agreement or instrument, other than as set forth in Schedule 5.2, the effect of which would be the loss of any material rights or benefits thereunder to, or which would otherwise have a Material Adverse Effect on OHM and its subsidiaries considered as a whole following the Closing Date.

     5.3 GOVERNMENT APPROVALS. No registration, declaration, or filing with, or consent, approval, order, or authorization of, or other action by, any governmental authority is required on the part of OHM or any of its subsidiaries in connection with the execution and delivery of this Agreement and each of the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby other than (a) filings required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), as to which all waiting periods shall have expired or terminated prior to the Closing Date, (b) registrations and filings with, and consents, approvals, orders, and authorizations of, the SEC necessary to effect the transactions contemplated by this Agreement and each of the other agreements contemplated hereby, all of which registrations, filings, consents, approvals, orders, and authorizations shall have been made or obtained prior to the Closing Date, (c) filings with the Secretaries of State of Delaware and Ohio to effect the Merger, (d) any thereof the absence of which individually or in the aggregate will not (i) result in a loss of any material rights or benefits of OHM, or any subsidiaries of OHM or (ii) otherwise have a Material Adverse Effect on OHM, or the subsidiaries of OHM, taken as a whole, following the Closing Date.

     5.4 LITIGATION. There is no claim, action, suit, litigation, proceeding, or investigation pending or, to the best of OHM's knowledge, threatened against OHM or any of its affiliates concerning this Agreement or any of the other agreements contemplated hereby or any of the transactions contemplated hereby or thereby.

     5.5 CAPITALIZATION OF OHM. The authorized capital stock of OHM consists of 52,000,000 shares, of which 50,000,000 are shares of OHM Common Stock and 2,000,000 are shares of OHM preferred stock. As of the date hereof, 15,604,465 shares of OHM Common Stock are validly issued and outstanding, fully paid, and non-assessable, and no shares of OHM preferred stock are issued or outstanding. Except for 2,850,000, 1,000,000, 100,000 and 2,395,833 shares of
OHM Common Stock issuable pursuant to the OHM Corporation 1986 Stock Option Plan, as amended (the "1986 Stock Option Plan"), the OHM Corporation Nonqualified Stock Option Plan for Directors (the "Directors' Option Plan"), the Deferred Fee Plan for Directors (the "Deferred Fee Plan") and pursuant to conversion of the OHM 8% Convertible Subordinated Debentures due 2004 (the "Convertible Debentures"), respectively as of the date hereof and as of the Closing Date, no other shares of OHM Common Stock or OHM preferred stock or any rights, agreements, or commitments of any kind obligating OHM to issue or sell any other shares of OHM Common Stock or OHM preferred stock are or will be outstanding or have been or will be authorized. Delivery of the OHM Shares by OHM to the Contributing Subsidiaries will vest title to all of the OHM Shares in the Contributing Subsidiaries, free and clear of all liens, mortgages, pledges, encumbrances and charges of every kind (other than such as are placed thereon by Rust or the Contributing Subsidiaries). Upon delivery of the OHM Shares such OHM Shares shall be validly issued and outstanding, fully paid, and non-assessable shares of OHM Common Stock.

     5.6  DISCLOSURE; FINANCIAL STATEMENTS.

          (a) OHM has delivered to Rust a copy of its Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 1993 (the "OHM Form 10-K") and will deliver to Rust copies of any of its other Annual Reports on Form 10-K filed with the SEC subsequent to the date hereof and prior to the Closing Date (the OHM Form 10-K and such other Forms 10-K being referred to herein collectively as the "OHM Forms 10-K"), which contain or incorporate audited consolidated balance sheets as of December 31 in each of the two fiscal years preceding such filing and audited statements of income, stockholders' equity, and changes in financial position for each of the three fiscal years preceding such filing, together with notes to such financial statements and supporting schedules, for OHM and its consolidated subsidiaries. OHM has delivered to Rust copies of its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 1994, June 30, 1994, and September 30, 1994 (and will deliver a copy of its Form 10-Q for the fiscal quarter ending March 31, 1995, if the Closing has not occurred before such report is due) (collectively, the "OHM Forms 10-Q"), which contain or will contain unaudited consolidated balance sheets as of the last day of each of the fiscal quarters covered thereby and unaudited statements of income, stockholders' equity, and changes in financial position for each of such fiscal quarters for OHM and its consolidated subsidiaries.

          (b) All such financial statements included in the OHM Forms 10-K, including the related notes thereto, and the OHM Forms 10-Q have been or will be prepared in conformity with generally accepted accounting principles ("GAAP") consistently applied (except to the extent that any such financial statements which are unaudited are subject to nonrecurring audit adjustments and do not contain all required footnote disclosures) and present or will present fairly the consolidated financial position of OHM and its consolidated subsidiaries as of the dates of such financial statements and for the respective periods indicated. The OHM Forms 10-K, the OHM Forms 10-Q, and all Current Reports on Form 8-K filed by OHM with the SEC from the date hereof to the Closing Date, and any amendments thereto, will not, at their respective times of filing, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

          (c) The Proxy Statement (the "OHM Proxy") to be filed by OHM with the SEC prior to the Closing Date in connection with the consummation of this Agreement will comply as to form in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder and will not contain any untrue statement of a material fact with respect to OHM or any of its subsidiaries or affiliates or omit to state a material fact with respect to OHM or any of its subsidiaries or affiliates necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

     5.7 ABSENCE OF CERTAIN CHANGES. Since the date of the most recent OHM Form 10-Q, there has been no event or development having a Material Adverse Effect on OHM and its subsidiaries, taken as a whole.

     5.8  PATENTS, TRADEMARKS; COPYRIGHTS AND FRANCHISES.

          (a) Set forth on Schedule 5.8(a) is a list, true, correct and complete in all material respects of all patents, patent licenses, copyrights, trademarks and trade names and franchises, and applications therefor used in the business of OHM currently or within the last twenty-four (24) months and owned by or licensed to OHM. Except as set forth on Schedule 5.8(b) hereto, OHM and its subsidiaries are not in receipt of any notice, and have no knowledge of, any infringement or conflict by OHM, its subsidiaries or affiliates with the rights of others in any patents, copyrights, trademarks, trade names or franchises, or any applications therefor, or any trade secrets or proprietary rights in the United States or elsewhere.

          (b)  With respect to any pending patent applications set forth on
     Schedule 5.8(a), there are no interferences or other contested proceedings, either pending or, to the knowledge of OHM, in the process of being instituted, in the

     United States Patent Office or in any federal, state or municipal court. No director, officer or employee of OHM, its subsidiaries or affiliates owns in whole or in part, any patents, copyrights, trademarks, trade names, franchises or applications therefor, or any trade secrets or proprietary information, which are being used at present or have been used within the last twenty-four (24) months in the business of OHM.

6.0 REPRESENTATIONS AND WARRANTIES OF RUST, ENVIRONMENTAL AND THE CONTRIBUTING SUBSIDIARIES

     Rust, Environmental and the Contributing Subsidiaries represent and warrant to OHM as follows:

     6.1 CORPORATE EXISTENCE, DUE AUTHORIZATION, AND EXECUTION OF RUST, ENVIRONMENTAL AND THE CONTRIBUTING SUBSIDIARIES. Rust, Environmental and the Contributing Subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver this Agreement and all other agreements to be delivered by them, to perform their obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of Rust, Environmental and the Contributing Subsidiaries. This Agreement has been duly authorized, executed and delivered by Rust, Environmental and the Contributing Subsidiaries and constitutes the legal, valid, and binding obligation of each of them, enforceable against them in accordance with its terms. As of the Closing Date, each of the other agreements contemplated hereby to which Rust or Environmental or the Contributing Subsidiaries is a party shall have been duly executed and delivered by each of them and will constitute a legal, valid, and binding obligation of each of them, enforceable against each of them in accordance with its terms.

     6.2 NO CONFLICTS. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby do not and will not conflict in any material respect with, or result in any material violation of or material default under, any provision of the Certificate of Incorporation or By-Laws of Rust, Environmental or the Contributing Subsidiaries, or of any agreement or instrument of Rust, Environmental or the Contributing Subsidiaries the effect of which would be the loss of any material rights or benefits thereunder to Rust, Environmental or the Contributing Subsidiaries or which would otherwise have a Material Adverse Effect on Rust, Environmental, the Contributing Subsidiaries or the Division following the Closing Date.

     6.3 GOVERNMENT APPROVALS. No registration, declaration, or filing with, or consent, approval, order, or authorization of, or other action by, any governmental authority is required on the part of Rust, Environmental or the Contributing Subsidiaries in connection with the execution and delivery of this Agreement and each of the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby other than (a) filings required to be made under the HSR Act, as to which all waiting periods shall have expired or terminated prior to the Closing Date, (b) registrations and filings with, and consents, approvals, orders, and authorizations of, the SEC necessary to effect the transactions contemplated by this Agreement and each of the other agreements contemplated hereby, all of which registrations, filings, consents, approvals, orders, and authorizations shall have been made or obtained prior to the Closing Date, (c) filings with the Secretary of State of Delaware necessary for the incorporation and organization of Environmental,
(d) filings with the Secretaries of State of Delaware and Ohio necessary to effect the Merger, (e) novations of the Government Contracts (as hereinafter defined), and (f) any thereof the absence of which individually or in the aggregate will not (i) result in a loss of any material rights or benefits relating to or affecting Environmental or the Division or (ii) otherwise have a Material Adverse Effect on the Division following the Closing Date.

        6.4  DISCLOSURE; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES.

          (a) Rust has delivered to OHM unaudited financial statements of the Division for the nine months ended September 30, 1994, including a balance sheet of the Division dated as of September 30, 1994, which balance sheet is attached hereto as Schedule 6.4(a) (the "Division Balance Sheet") and a statement of current assets and liabilities derived therefrom and which is attached hereto as Exhibit 6.4(a) (the "Net Current Asset Statement").
     The Division Balance Sheet shall (i) exclude intercompany accounts for treasury purposes or which represent investments in entities ("Investment Accounts"), which Investment Accounts shall be converted to equity at Closing, and (ii) separately identify the receivables set forth on
     Schedule 8.5 hereof. Such financial statements have been prepared in accordance with GAAP consistently applied (except to the extent that they are subject to nonrecurring audit adjustments and do not contain all required footnotes) and present or will present fairly the consolidated financial position of the Division as of the date of such financial statements and for the period indicated.

          (b) Rust will deliver to OHM as soon as practicable, but in any event prior to the filing of the OHM Proxy, audited financial statements for the Division for the three fiscal years ended December 31, 1992, 1993 and 1994 and





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
     footnotes thereto (the "Division Financial Statements"). Such financial statements have been or will be prepared in conformity with GAAP consistently applied and present or will present fairly the financial position of the Division as of the dates specified and the results of its operations and changes in financial position for the respective periods specified and do not and will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

          (c) The information to be provided to OHM for use in the OHM Proxy will not contain any untrue statement of a material fact with respect to the Division, Rust, or any of Rust's subsidiaries or affiliates or omit to state a material fact with respect to the Division, Rust, or any of Rust's subsidiaries or affiliates necessary in order to make the statements therein not misleading in light of the circumstances under which they will be made.

     6.5 ABSENCE OF CERTAIN CHANGES. Since the date of the Division Balance Sheet, there has been no event or development having a Material Adverse Effect on the Division.

     6.6 AUTHORITY TO OWN AND LEASE PROPERTY. The Contributing Subsidiaries have all necessary corporate power and authority to own or to hold under lease the properties of the Division.

     6.7  PATENTS, TRADEMARKS; COPYRIGHTS AND FRANCHISES.

          (a) Set forth on Schedule 6.7(a) is a list, true, correct and complete in all material respects of all patents, patent licenses, copyrights, trademarks and trade names and franchises, and applications therefor used in the business of the Division currently or within the last twenty-four (24) months and owned by or licensed to Rust or the Contributing Subsidiaries for use in the Division (the "Intellectual Property"). Except as set forth on Schedule 6.7(b) hereto, Rust and the Contributing Subsidiaries are not in receipt of any notice, and after due inquiry have no knowledge of, any infringement or conflict by the Division and the Intellectual Property with the rights of others in any patents, copyrights, trademarks, trade names or franchises, or any applications therefor, or any trade secrets or proprietary rights in the United States or elsewhere.

          (b)  With respect to any pending patent applications set forth on
     Schedule 6.7(a), there are no interferences or other contested proceedings, either pending or, to the knowledge of Rust, in the process of being instituted, in the United States Patent Office or in any federal, state or municipal court. Except as set forth in Schedule 6.7(c), no director, officer or employee of Rust, its subsidiaries or affiliates owns in whole or in part, any patents, copyrights, trademarks, trade names, franchises or applications therefor, or any trade secrets or proprietary information, which are being used at present or have been used within the last twenty-four (24) months in the Division.

     6.8 INSURANCE. Set forth on Schedule 6.8 is a true, correct and complete schedule of all insurance policies or binders of insurance or programs of self-insurance which relate to the Division. No notice of cancellation or nonrenewal with respect to, or disallowance of any material claim under, any such policy or binder has been received by Rust or the Contributing Subsidiaries with respect to the Division. Neither Rust nor the Contributing Subsidiaries have knowledge of any facts or the occurrence of any event which reasonably might form the basis of any claim against Rust relating to the Division or any assets or properties covered by any of the policies or binders listed on Schedule 6.8, which claims Rust or the Contributing Subsidiaries have reason to believe will materially increase the insurance premiums payable under any such policy or binder or which are uninsurable by reputable insurance companies at regular rates.

     6.9 BUSINESS IN THE ORDINARY COURSE. Since the date of the Division Balance Sheet, the business of the Division has been conducted only in the ordinary course. Except as set forth on Schedule 6.9 hereto, since the date of the Division Balance Sheet, Rust or the Contributing Subsidiaries have not:

          (a) mortgaged, pledged, or subjected to any lien any of the assets reflected on the Division Balance Sheet or any other Transferred Asset other than Permitted Encumbrances;

          (b) disposed of any properties or assets (other than inventories) reflected on the Division Balance Sheet and having a book value of greater than Ten Thousand Dollars ($10,000) for any single asset, or greater than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate, or any other Transferred Asset, except in the ordinary course of business of the Division;

          (c) disposed of any inventories otherwise than in the ordinary course of business of the Division;

          (d) materially increased the rate of compensation or benefits of any of the employees of the Division, except for merit or progressive increases in the ordinary course of business of the Division;

          (e) conducted the Division in any material respect other than in the ordinary course of business; or

          (f) suffered any material and adverse effect relating to any of the Transferred Assets as the result of fire, explosion, earthquakes, flood, drought, accident, act of God, riot or activity of armed forces or of the public enemy, requisition or taking of property by any governmental authority or any other casualty or event (whether or not covered by insurance).

     6.10 TAX MATTERS. All tax returns required to be filed by Rust or its subsidiaries or affiliates relating to the Division on or before the date hereof in respect of the Division have been filed and all taxes indicated as due and payable on such returns have been or will be paid by Rust when required by law.

     6.11 NO LITIGATION. Except as described on Schedule 6.11 (i) there is no legal action or other proceeding pending, or to the knowledge of Rust threatened against or affecting Rust or its subsidiaries or affiliates with respect to the Division and (ii) Rust or its subsidiaries or affiliates is not subject to any judgment, decree or order entered in any lawsuit or proceeding brought against it that adversely affects the Division in any material respect.

     6.12 COMPLIANCE WITH LAW; COURT AND GOVERNMENTAL ORDERS. Except as set forth on Schedule 6.12:

          (a) To the best knowledge of Rust, Rust and its subsidiaries and affiliates have, in all material respects, complied with and made all filings required pursuant to all federal, state, municipal or local laws, ordinances, rules, regulations and orders in connection with the conduct of the business of the Division, including without limitation, all rules, regulations and orders of any federal or state environmental agency applicable thereto. To the best knowledge of Rust, Rust and its subsidiaries and affiliates have all governmental licenses, permits and authorizations necessary, in all material respects, for the conduct of the business of the Division as currently conducted (the "Permits") and all such Permits are in full force and effect, and no material violations exist in respect of any such Permits, and no proceeding is pending or, to Rust's knowledge, threatened, to revoke or limit any thereof. Rust and its subsidiaries and affiliates have not violated, in any material respect, and have no knowledge of any alleged violation in any material respect of, any such laws, ordinances, rules, regulations or orders, or any injunction or governmental order or decree with respect to the business of the Division;

          (b) Since January 1, 1993 (except with respect to Transferred Assets from Enclean since August 1, 1993), neither Rust nor any of its subsidiaries or affiliates has buried, dumped, stored, spilled, released or otherwise disposed of any chemical substances, including, without limitation, any waste materials, mixed waste petroleum, crude oil, PCB's, asbestos, radioactive materials or any "Hazardous Substances," "Pollutants" or "Contaminants," (collectively, the "Contaminants") as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), on, beneath or about any of the real properties, whether owned or leased, of the Division which are part of the Transferred Assets, except in compliance in all material respects with all applicable laws, rules and regulations; and

          (c)  Except as set forth on Schedule 6.12(c), the Division does not
     (i) have pending or on file any application to treat, incinerate or dispose of contaminants on property owned or leased by the Division and which are part of the Transferred Assets, (ii) hold any permit, license or right to treat, incinerate or dispose of contaminants on property owned or leased by the Division and which constitute part of the Transferred Assets, or (iii) engage (and has not engaged) in the incineration, treatment or disposal of contaminants on property owned or leased by the Division and which constitute part of the Transferred Assets.

          (d) Except as set forth on Schedule 6.12(d), to the best knowledge of Rust, there has not occurred, nor is there presently occurring, any release (as such term is defined in CERCLA) of contaminants on, into or beneath the surface of any parcel of real estate owned or leased by the Division, except as has been reported and remediated in accordance with all applicable laws and regulations.

          (e) Since January 1, 1993 (except since August 1, 1993 with respect to Enclean), the Division has not transported or disposed of, nor has the Division, to the best knowledge of Rust, arranged for any third parties to transport or dispose of, any contaminants to or at a site which, pursuant to CERCLA or any similar state law, (i) has been placed on the National Priorities List or its state equivalent, or (ii) the Environmental Protection Agency or the relevant state agency has proposed or, to the best knowledge of Rust, is proposing (as reflected by the CERLIS List) to place on the National Priorities List or its state equivalent. Neither Rust nor the Division has received any notice pursuant to CERCLA (or its state equivalent) advising it that it is potentially responsible for response costs with respect to a release or threatened release of Hazardous Substances as such are defined in CERCLA (or its state equivalent) with respect to the operation of the Division.

          (f) The Division does not use any underground storage tanks on property leased by the Division, and, except as set forth on Schedule 6.12(f), there are not now underground storage tanks on real estate owned by the Division.





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
          (g) Schedule 6.12(g) identifies (i) all environmental audits, assessments or occupational health studies relating to the assets, properties or business of the Division undertaken by governmental agencies to the best of Rust's knowledge, Rust or the Division or any of their agents, which include the results of any ground, water, soil, air, radioactivity or asbestos monitoring undertaken with respect to real estate owned or leased by or the operations of the Division; and (ii) all citations issued to the Division within the past two years under the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.).

          (h) With respect to the facility listed on Schedule 6.12(h) hereof, neither Rust nor its subsidiaries or affiliates have buried, dumped, spilled or released any Contaminants on or about any of the real properties which are a part of such facility.

     6.13 GOVERNMENT CONTRACTING REPRESENTATION. Except as arising out of activities conducted prior to January 1, 1993 and with respect to Transferred
Assets:

          (a) to the best of Rust's knowledge, the Division has complied in all material respects with all statutory and regulatory requirements with respect to each certification executed, acknowledged or set forth by the Division with respect to each Government Contract (as hereinafter defined) awarded to or performed by the Division and each bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government (as hereinafter defined); and has complied in all material respects with each representation executed, acknowledged or set forth by the Division with respect to each Government Contract awarded to or performed by the Division and each bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government;

          (b) neither the Government nor any prime contractor has notified the Division, either orally or in writing, that the Division has breached or violated in any material respect (which breach or violation has not been cured) any regulation, statute, certification, representation or contract clause, provision or requirement with respect to any Government Contract awarded to or performed by the Division or with respect to any bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government;

          (c) the Division is not currently debarred or suspended from doing business with the Government and the Division knows of no circumstances that would warrant the institution of debarment or suspension proceedings in the future;

          (d) to the best of Rust's knowledge, there are no pending show cause notices or cure notices that have been issued against the Division on any Government Contract or on any of its contracts relating to a Government Contract;

          (e) no default termination has ever been issued against the Division on any Government Contract or on any contract relating to a Government Contract and no negative determinations of responsibility have ever been issued against the Division with respect to any bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government;

          (f) Rust does not know of any irregularities, misstatements or omissions relating to any Government Contract or any bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government that have led to or could lead to, either before or after the consummation of the transactions contemplated hereby, (i) any administrative, civil or criminal investigation or indictment of the Division, (ii) the questioning or disallowance of any costs, in any material amount, submitted for payment by the Division,
     (iii) the recoupment of any payments, in any material amount, previously made to the Division or (iv) the assessment of any penalties or civil damages of any kind against the Division, arising out of such irregularities, misstatements or omissions;

          (g) to the best of Rust's knowledge, the Division is not currently under administrative, civil or criminal investigation or indictment with respect to any alleged irregularity, misstatement or omission arising under or in any way relating to any Government Contract or any bid, quotation or proposal submitted by the Division to the Government or any prospective prime contractor of the Government. "Government Contract" shall mean any agreement, contract, commitment, prime contract, subcontract, basic ordering agreement, letter contract, purchase order or delivery order of any kind with the Government to which the Division is a party or by which it is bound. "Government" means any authority, agency, division, subdivision, audit group or procuring office of the federal government, including, without limitation, the employees or agents thereof.

     6.14 TITLE TO THE ASSETS. Rust and the Contributing Subsidiaries have, and Environmental will have at the Closing, good and marketable title to all assets reflected on the Division Balance Sheet and to all Transferred Assets (except for assets disposed of in the ordinary course of business subsequent to the date of the Division Balance Sheet and the Excluded Assets) free and clear of all liens other than (i) liens for taxes, assessments and other governmental charges which are not due and





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
payable, or which may thereafter be paid without penalty, or the validity of which shall concurrently be contested in good faith; (ii) mechanics', carriers', workmen's, repairmen's or other like liens (inchoate or otherwise) arising or incurred in the ordinary course of business of the Division in respect of obligations reflected on the Division Balance Sheet and which are not overdue, and (iii) liens which are minor in amount and which do not materially detract from the value, or interfere with the use, of the assets affected thereby (collectively, the "Permitted Encumbrances").

     6.15 CONTRACTS AND COMMITMENTS. Schedule 6.15(a) lists (i) all contracts or agreements in effect as of October 31, 1994 pursuant to which the Division is required to perform services, (ii) each personal property lease relating to the Division, involving annual rentals in excess of $50,000, provided, however, that annual rentals under personal property leases not included as aforesaid do not amount in the aggregate to a sum greater than $120,000, (iii) all written or oral employment contracts with salaried employees of the Division providing for compensation in excess of $80,000 per year, and (iv) each collective bargaining agreement, relating to the employees of the Division. Schedule 6.15(b) lists all agreements and contracts in effect at October 31, 1994 pursuant to which the Division is required to perform services entitling the Division to receive $500,000 or more. To the knowledge of Rust and the Contributing Subsidiaries and except for contracts relating to (x) the projects listed on Schedule 8.5 hereof and (y) the Excluded Assets, (A) there is no contract to which Rust, its subsidiaries and affiliates is a party which is material to the conduct of the business of the Division, except those which are listed or described on Exhibits hereto and (B) Rust, its subsidiaries and affiliates are not in default of any agreement listed on Schedule 6.15(b), and to the knowledge of Rust and the Contributing Subsidiaries, no other party to any such agreement is in default thereof. All of the Contracts listed on
Schedule 6.15(b) are in full force and effect and are not subject to cancellation, termination or modification for any reason related to the consummation of the transactions contemplated in this Agreement other than the need to receive consent to assignments. Rust has no knowledge that any other party to any Contract listed on Schedule 6.15(b) intends to revoke, alter, or not perform its obligations under such Contract.

     6.16 NO-LIABILITIES. Except for (i) liabilities or obligations which are disclosed or provided for in the Division Balance Sheet, (ii) liabilities or obligations incurred in the ordinary course of the business of the Division subsequent to the date of the Division Balance Sheet, and (iii) the Excluded Liabilities, Rust and the Contributing Subsidiaries have no knowledge of any material liabilities or obligations relating directly to the Division.

     6.17 ALL ASSETS USED IN THE BUSINESS. Except as set forth on Schedule 6.17, the Transferred Assets comprise all assets used currently in the business of the Division, and there are no other assets necessary to the continued operation of the business of the Division in the ordinary course consistent with past practice.

     6.18 THIRD-PARTY OPTIONS. There are no existing agreements, options, commitments or rights with, to or in any third party to acquire any of the properties, assets or rights included in the Division or any interest therein.

     6.19 UNLAWFUL PAYMENTS. Neither Rust, the Contributing Subsidiaries nor any officer, director, employee, agent or representative of them has made, directly or indirectly, any bribes or kickbacks, illegal political contributions, payments from corporate funds not recorded in the books and records of Rust, or its subsidiaries, payments from corporate funds that were falsely recorded on the books and records of Rust or its subsidiaries, payments from corporate funds to governmental officials in their individual capacities for the purpose of affecting their action or the action of the government they represent to obtain favorable treatment in securing business or to obtain special concessions or illegal payments from corporate funds to obtain or retain business either within the United States or abroad.

     6.20 ACCOUNTS RECEIVABLE. The accounts receivable and other receivables of the Division shown on the Division Balance Sheet and the accounts receivable and other receivables arising since the date thereof are valid and binding obligations of the debtors requiring no further performance by the Division and are fully collectible in the ordinary course of business in amounts not less than the aggregate amount thereof carried on the books of the Division, subject to the reserves carried on the books of the Division.

     6.21 INVENTORIES. The values at which the inventories of the Division are shown on the Division Balance Sheet have been determined in accordance with the normal valuation policies of Rust. The inventories of the Division shown on the Division Balance Sheet and thereafter acquired by the Division consist only of items of a quality and quantity commercially usable or salable in the ordinary course of business at the values reflected on the Division Balance Sheet (in the case of inventories acquired prior to the date thereof) and on the books of the Division (in the case of inventories acquired after the date of the Division Balance Sheet), except for items of excess or obsolete material, all of which have been written down to realizable market value as of the date of the Division Balance Sheet or for which adequate reserves have been reflected on the Division Balance Sheet or established since the date of the Division Balance Sheet (with respect to inventory acquired since that date) in accordance with past practices. Such inventories





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
represent a reasonable distribution of the types of inventories utilized in the conduct of businesses such as the Division's in accordance with good business practices.

     6.22 INTERESTS IN REAL PROPERTY. Schedule 6.22 constitutes a true and complete list of each parcel of real property owned or leased by the Division.
Schedule 6.22 contains a true and complete list of the policies of title insurance issued to the Division for such properties. A true and complete copy of each lease, deed and title insurance policy listed on Schedule 6.22 has been provided to OHM. All of such leases are valid and enforceable, and there does not exist any default under any of such leases, or any event which, with the giving of notice or passage of time, or both, would constitute a default under any of such leases. All of such owned real property and the leasehold interests are free and clear of any liens, mortgages, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances. Except as set forth on Schedule 6.22, all buildings, structures and fixtures used by the Division in the conduct of the business of the Division are located on the parcels of real property listed in Schedule 6.22 and are in good operating condition and repair, ordinary wear and tear excepted.

     6.23 PERSONAL PROPERTY. Except as set forth on Schedule 6.23, all assets used in the conduct of the business of the Division are either owned by the Division, respectively, or leased or rented by the Division, respectively, (i) in transactions with non-affiliates of Rust, or (ii) on terms no more or less favorable than would have been obtained in arms length transactions. Schedule 6.23, is a list, current as of the date of the Division Balance Sheet, true, complete and correct in all material respects of each of the assets (other than land) included in "property and equipment" and "inventory" on the Division Balance Sheet and each asset not reflected in the Division Balance Sheet, which list sets forth each asset having a book value of $10,000 or more. The book value of any assets that are not included on such list does not, in the aggregate, exceed $5,000,000 as of the date hereof. All of the tangible assets being transferred hereunder are in good working condition, used or usable in the conduct of the business of the Division and are able to serve the function which they are designed to serve.

     6.24 LABOR RELATIONS. Except as described in Schedule 6.24 hereof, there are no agreements with, or pending petitions for recognition of, any labor union or association as the bargaining agent or representative for any or all of the Division's employees; no such petitions have been pending at any time within two (2) years of the date of this Agreement and there has been no petition for recognition by any union or other group seeking to represent any employees of the Division as their bargaining agent or representative at any time within three (3) years of the date of this Agreement; no claim has been, nor could be, made that any collective bargaining agreement set forth on
Schedule 6.24 should be applicable to any employees of the Division not expressly





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
covered by the terms of such agreements; and there are no labor strikes or work stoppages, now pending, or threatened, against the Division, nor have there been any such labor strikes or work stoppages or other labor troubles, at any time within the three (3) years preceding the date of this Agreement. Except as described on Schedule 6.24 hereof, there have been no grievances filed, nor claims of unfair labor practices, made, against the Division at any time within the past two (2) years.

     6.25 CUSTOMERS AND SUPPLIERS. Schedule 6.25 lists each customer of the Division, respectively, which accounted for more than 5% of the Division's revenues for the 12 months ended September 30, 1994. Since September 30, 1993, and except with respect to the projects listed on Schedule 8.5, there has not been any material adverse change in the business relationship of the Division with any of its respective customers or suppliers nor have the Division been involved in any material disputes or controversies with any of their respective customers or suppliers nor is there any event or circumstance which could form the basis for any such dispute or controversy.

     6.26 PURCHASE FOR INVESTMENT. Rust and/or the Contributing Subsidiaries are acquiring the Shares for investment and not with a view to any distribution thereof and are accredited investors as such term is defined in Regulation D under the Securities Act of 1933 and agree that they will not make a distribution of Shares in violation of the Securities Act of 1933, as amended.

     6.27 ERISA.

          (a) The term "Rust Controlled Group" means Rust and all other entities who are affiliated with Rust pursuant to the provisions of 414(b),(c),(m) and (o) of the Code and Title IV of ERISA.

          (b) Neither Rust nor any member of the Rust Controlled Group has terminated any employee pension benefit plan subject to Title IV of ERISA which did not satisfy the requirements of ERISA Section 4041(a) and (b). Rust has no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings under ERISA to terminate any employee pension benefit plan or assert any liability with respect to any employee pension benefit plan sponsored by Rust or any member of the Rust Controlled Group.

          (c) To the best knowledge of Rust, neither Rust nor any member of the Rust Controlled Group nor any disqualified person or party in interest (as those terms are defined in Section 4975 of the Code and subsection 3(14) of ERISA) have engaged in any nonexempt prohibited transaction within the meaning of Section 406 of ERISA and Section 4975 of the Code.

          (d) To the best knowledge of Rust, neither Rust nor any member of the Rust Controlled Group have breached any of the duties imposed on fiduciaries (within the meaning of Section 3(21) of ERISA) by ERISA that would result in any excise tax being imposed on Rust or any member of the Rust Controlled Group under ERISA or the Code.

          (e) No employee pension benefit plan sponsored by Rust or by any member of the Rust Controlled Group that is subject to Title IV of ERISA has incurred an accumulated funding deficiency within the meaning of ERISA Section 302 or Code Section 412, nor has any waiver of the funding standards of ERISA
Section 302 and Code Section 412 been requested of or granted by the IRS with respect to any plan, nor has any lien arisen under Code Section 412(n) or ERISA
Section 302(f).

          (f) Neither Rust nor any member of the Rust Controlled Group has any obligation to contribute to a multiemployer plan within the meaning of ERISA
Section 3(37) or 4001(a), or Code Section 414(f).

     6.28 ACCURACY OF INFORMATION FURNISHED. No representation or warranty contained in this Agreement or in respect of the Exhibits or Schedules, and no statement contained in any certificate furnished or to be furnished by or on behalf of Rust, its subsidiaries or affiliates pursuant hereto, or in connection with the transactions contemplated hereby, contains, or will contain as at the date said representation or warranty is made or said certificate is or will be furnished, any untrue statement of a material fact, or omits, or will omit to state as at the date said representation or warranty is made or said certificate is or will be furnished, any material fact which is necessary to make the statements contained herein or therein not misleading.

7.0  ADDITIONAL COVENANTS OF OHM

     7.1 BEST EFFORTS. OHM will use its best efforts to cause to be satisfied as soon as practicable and prior to the Closing Date all of the conditions set forth in Article 10 to the obligation of Rust to consummate the Merger and shall cooperate with all other parties hereto to (i) make all necessary and appropriate regulatory filings, including HSR and SEC filings, as soon as possible and (ii) to obtain all necessary and appropriate consents and approvals as soon as possible, except that if it is necessary to sell or dispose of any assets outside of the ordinary course of business in order to obtain a consent or approval, OHM and Rust will take such reasonable steps as they may mutually agree to secure such consent or approval.

     7.2 CONDUCT OF BUSINESS PENDING THE CLOSING. From and after the execution and delivery of this Agreement and until the Closing Date, except as otherwise contemplated by this Agreement or with the prior written consent of
Rust:

(a) OHM will conduct its business and operations in substantially the manner in which the same have heretofore been conducted, and it will use all reasonable efforts to (i) preserve its business organization intact, (ii) keep available the services of its officers, employees, agents, and distributors, and (iii) preserve its relationships with customers, suppliers, and others having dealings with such company;

          (b) OHM will maintain all of its properties in customary repair, order, and condition, reasonable wear and use and damage by unavoidable casualty excepted, and will maintain insurance of such types and in such amounts upon all of its properties and with respect to the conduct of its business as are in effect on the date of this Agreement;

          (c) Except as set forth in Schedule 7.2(c) hereof, OHM will not: (i) authorize or issue any shares of its capital stock (including any held in its treasury) or any other securities other than the issuance of OHM Shares pursuant to the exercise of options under the Stock Option Plans or pursuant to conversions of the Convertible Debentures; (ii) declare or pay any dividend or make any other distribution of or with respect to its shares of capital stock or other securities or purchase or redeem any shares of its capital stock or other securities; (iii) incur any material obligations or liabilities or enter into any material transaction outside the ordinary course of business; or (iv) amend its articles of incorporation or regulations.

     7.3 ACCESS TO OHM'S PLANTS, PROPERTIES, AND RECORDS. From and after the execution and delivery of this Agreement and until Closing, OHM will afford to the representatives of Rust, on a need to know basis and for purposes of evaluating compliance by OHM with its representations and warranties and covenants herein and not for competitive purposes, access, during normal business hours and upon reasonable notice, to such of OHM's premises as are sufficient to enable Rust to inspect OHM's assets, plants, properties, employees, customers, and records and OHM will furnish to such representatives during such period all such information relating to the foregoing investigation as Rust may reasonably request; provided, however, that any furnishing of such information to Rust and any investigation by Rust shall not affect the right of Rust to rely on the representations and warranties made by OHM in or pursuant to this Agreement, and provided further that Rust will hold in strict confidence all documents and information concerning OHM so furnished to the extent provided in the confidentiality agreement between Rust and OHM dated October 14, 1994.

8.0  ADDITIONAL COVENANTS OF RUST

     8.1 BEST EFFORTS. Rust will use its best efforts to cause to be satisfied as soon as practicable and prior to the Closing Date all of the conditions set forth in Article 9 to the





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
obligation of OHM to effect the Merger and shall cooperate with all other parties hereto to (i) make all necessary and appropriate regulatory filings, including HSR and SEC filings, as soon as possible and (ii) to obtain all necessary and appropriate consents and approvals as soon as possible, except that if it is necessary to sell or dispose of any assets outside of the ordinary course of business in order to obtain a consent or approval, OHM and Rust will take such reasonable steps as they may mutually agree to secure such consent or approval.

     8.2 CONDUCT OF BUSINESS PENDING THE CLOSING. From and after the execution and delivery of this Agreement and until the Closing Date, except as otherwise contemplated by this Agreement or with the prior written consent of
OHM:

          (a) Rust will conduct the Division's business and operations in substantially the manner in which the same have heretofore been conducted, and it will use all reasonable efforts to (i) preserve the Division's business organization intact, (ii) keep available to OHM the services of the Division's officers, employees, agents, and distributors, and (iii) preserve the Division's relationships with customers, suppliers, and others having dealings with it;

          (b) Rust will maintain all of the Division's properties in customary repair, order, and condition, reasonable wear and use and damage by unavoidable casualty excepted, and will maintain insurance of such types and in such amounts upon all of the Division's properties and with respect to the conduct of the Division's business as are in effect on the date of this Agreement;

          (c) with respect to the Division, Rust will not: (i) pay any bonus or increase the rate of compensation of any of its employees other than substantially in accordance with past practices or enter into any new employment agreement or amend any existing employment agreement; (ii) sell or transfer any of its assets other than in the ordinary course of business; (iii) make or obligate itself to make capital expenditures of more than $250,000 individually, except for capital expenditures, consisting of reasonable direct costs and expenses necessary for the construction of the incineration unit, for the Drake project; or (iv) incur any material obligations or liabilities or enter into any material transaction outside the ordinary course of business.

     8.3 ACCESS TO THE DIVISION'S PLANTS, PROPERTIES, AND RECORDS. From and after the execution and delivery of this Agreement, Rust and the Contributing Subsidiaries will afford to the representatives of OHM access on a need to know basis and for purposes of evaluating compliance by Rust and the Contributing Subsidiaries with their representations and warranties and covenants herein and not for competitive purposes, during normal business hours and upon reasonable notice, to such of the Division's premises, records, employees, and customers as are sufficient to enable OHM to inspect the Transferred Assets and review the Division's operations and Rust and the Contributing Subsidiaries will furnish to such representatives during such period all such information relating to the foregoing investigation as OHM may reasonably request; provided, however, that any furnishing of such information to OHM and any investigation by OHM shall not affect the right of OHM to rely on the representations and warranties made by Rust and the Contributing Subsidiaries in or pursuant to this Agreement, and, provided further that OHM will hold in strict confidence all documents and information concerning Rust and the Contributing Subsidiaries so furnished to the extent provided in a confidentiality agreement between OHM and Rust dated October 14, 1994.

     8.4 NO OTHER DISCUSSIONS. Neither Rust, the Contributing Subsidiaries, nor any of their affiliates will, prior to the Closing Date, enter into discussions or negotiate with or entertain or accept the unsolicited offer of any other party concerning the potential sale of, or sell or contract to sell, all or any part of the assets of the Division to, or the merger or consolidation of any of the Division with, any person other than OHM.

     8.5 AGREEMENT WITH RESPECT TO CERTAIN CONTRACTS. With respect to the projects and contracts identified on Schedule 8.5, Rust shall provide to OHM the financial and other assurances as are identified on Schedule 8.5.

     8.6 ASSIGNMENT OF CONTRACTS AND LEASES. With respect to all contracts, agreements and real and personal property leases of the Division, at the Closing, such contracts and leases will be assignable to and assigned to Environmental prior to the Closing pursuant to the terms and conditions of this Agreement, and will be assignable to and assigned to Acquisition in connection with the Merger or, to the extent not so assignable and assigned, Rust and the Contributing Subsidiaries will use their best efforts to obtain the consent of the other parties to the assignment of such contracts and leases to Environmental and Acquisition, which efforts will include the Division's remaining liable on such contracts and leases (or licenses) (or using OHM as a subcontractor on such contracts) if appropriately indemnified by OHM for claims which may be asserted against Rust for actions rendered under such contracts and leases (or licenses) after the Closing.

     8.7 TERMINATION EXPENSES. Rust agrees to pay one-half of all costs and expenses incurred within 180 days after the Closing in connection with (i) the closing of the Division's offices listed on Schedule 8.7 hereof and (ii) severance and other





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
expenses relating to employee terminations. Rust's share of the expenses hereunder shall not exceed $500,000 in the aggregate.

     8.8 DESIGNATED EMPLOYEES. Rust and the Contributing Subsidiaries agree to assist OHM in obtaining employment agreements from such of the Division's management employees as OHM shall designate (the "Designated Employees").

     8.9 AMENDMENT. Rust may elect at any time to notify OHM of any development causing a breach of any of its representations and warranties in
Article 6.  Unless OHM has the right to terminate this Agreement pursuant to
Section 14.1(a) below by reason of a single development or the aggregate of all developments and exercise that right prior to the Closing Date, the written notice pursuant to this Section 8.9 will be deemed to have amended the schedules to Article 6, to have qualified the representations and warranties contained in Article 6 above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development or developments.

9.0  CONDITIONS TO THE OBLIGATION OF OHM

     The obligations of OHM to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

     9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH OBLIGATIONS. The representations and warranties of Rust, the Contributing Subsidiaries and Environmental contained in this Agreement shall have been true and correct in all material respects at and as of the date hereof, and they shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time. Rust, the Contributing Subsidiaries and Environmental shall have performed and complied in all material respects with all of their obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Rust, the Contributing Subsidiaries and Environmental shall have delivered to OHM a certificate, dated as of the Closing Date and signed by their Chief Executive Officers and by their Chief Financial Officers, certifying that such representations and warranties are thus true and correct in all material respects and that all such obligations have been thus performed and complied with in all material respects.

     9.2 CERTIFIED RESOLUTIONS. Rust, the Contributing Subsidiaries and Environmental shall have delivered to OHM copies of resolutions adopted by their board of directors and shareholders, if applicable, authorizing the transactions contemplated by this Agreement, certified as of the Closing Date by the secretary or assistant secretary.

     9.3 RECEIPT OF NECESSARY CONSENTS. The consent or approval of OHM's stockholders and lenders listed on Schedule 5.2 hereof to any of the transactions contemplated hereby, shall have been obtained and shown by written evidence satisfactory to OHM. Rust shall deliver to OHM evidence satisfactory to OHM that Rust has received all consents or approvals by governmental agencies to permit OHM to perform the services contemplated by Section 12.1.

     9.4 HSR ACT WAITING PERIOD. The waiting period imposed by the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or been terminated and no injunction or other order prohibiting the purchase by Rust and/or the Contributing Subsidiaries of all or any part of the Shares or by OHM of all or any part of the Transferred Assets shall have been entered by any court.

     9.5 ADVERSE CHANGES. Since the date of execution of this Agreement, there shall not have occurred any development or event having a Material Adverse Effect on (i) the Division, or (ii) the Transferred Assets.

     9.6 GUARANTEE. Prior to the closing of the transactions contemplated by this Agreement, Rust shall have obtained from WMX Technologies, Inc. ("WMX") and contributed to Environmental the right, which shall be a Transferred Asset, to cause WMX to issue time to time, for a period of five years following the Closing, at the direction of and for the benefit of OHM as determined by a majority of the Other Directors (as defined in the Standstill and Noncompete Agreement attached hereto as Schedule 9.9), a guaranty or guarantees, as the case may be, of the indebtedness of OHM or its subsidiaries outstanding from time to time in an aggregate amount not to exceed $75,000,000, upon the satisfaction of the following conditions in each instance a guaranty is issued:

                 (i) the form of each such guarantee shall be reasonably satisfactory to WMX and the Independent Directors (as defined in the Standstill and Noncompete Agreement attached as Schedule 9.9 hereto); provided, however, that the failure of the Independent Directors to approve any such form of guarantee prior to the Closing shall not constitute a failure by Rust to meet the condition to close the transactions contemplated by this Agreement set forth in this Section 9.6;

                (ii) OHM shall execute and deliver to WMX a reimbursement agreement, in form and substance satisfactory to WMX, obligating OHM to reimburse WMX for any and all payments made or obligations incurred by WMX under any such guarantees (the "Reimbursement Obligations");

               (iii) if required by WMX in its sole discretion and subject to clause (iv) below, OHM shall





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
          grant WMX a perfected first priority mortgage, lien or security interest in such collateral owned by OHM (the "Collateral") as WMX shall request to secure OHM's Reimbursement Obligations;

                (iv) OHM shall execute and deliver such mortgages, security agreements and other documents, in form and substance reasonably satisfactory to WMX, and shall take such other action, as WMX shall reasonably request to perfect its mortgage, lien or security interest in the Collateral;

                 (v) in the event any of the Collateral requested by WMX is subject to a prior mortgage, lien, security interest or other encumbrance (the "Prior Liens"), OHM shall cause the holders of the indebtedness secured by such Prior Liens to execute and deliver to WMX an intercreditor agreement, in form and substance reasonably satisfactory to WMX, the effect of which is to provide WMX with a security interest, lien or mortgage in any such Collateral pari passu with such Prior Liens upon any payment made by WMX under any such guaranty; and

                (vi) OHM shall execute and deliver such other documents, certificates and opinions relating to such Guaranty as WMX may reasonably request.

     9.7 FAIRNESS OPINION. OHM shall have received an opinion from a recognized investment banking firm that the transactions contemplated by this Agreement are fair to OHM's stockholders from a financial point of view.

     9.8 OWNERSHIP OF ASSETS. Subject to Rust's failure to obtain consents to assignment required by Section 8.6, the Transferred Assets shall have been transferred to Environmental, and Environmental shall have good and marketable title to such Transferred Assets free and clear of any lien, pledge, charge or other encumbrance other than Permitted Encumbrances.

     9.9 STANDSTILL AND NONCOMPETE AGREEMENT. WMX and Rust shall have executed and delivered the Standstill and Noncompete Agreement in the form attached hereto as Schedule 9.9.

     9.10 MERGER AGREEMENT. Environmental shall have executed and delivered to OHM the Merger Agreement in substantially the form attached hereto as Schedule
9.10 (the "Merger Agreement").

10.0 CONDITIONS TO THE OBLIGATION OF RUST

     The obligations of Rust, the Contributing Subsidiaries and Environmental to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

     10.1 ACCURACY OF OHM'S REPRESENTATIONS AND WARRANTIES AND COMPLIANCE BY OHM WITH ITS OBLIGATIONS. The representations and warranties of OHM, contained in this Agreement shall have been true and correct in all material respects at and as of the date hereof, and they shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time. OHM shall have performed and complied, in all material respects, with all of their obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. OHM shall have delivered to Rust a certificate, dated as of the Closing Date and signed by Chief Executive Officer and by its Chief Financial Officer, certifying that such representations and warranties are true and correct in all material respects and that all such obligations have been thus performed and complied with in all material respects.

     10.2 CERTIFIED RESOLUTIONS. OHM shall have delivered to Rust copies of resolutions adopted by the board of directors and the shareholders of OHM authorizing the transactions contemplated by this Agreement, certified in each case as of the Closing Date by the Secretary or Assistant Secretary.

     10.3 RECEIPT OF NECESSARY CONSENTS. The consent or approval of OHM's stockholders and lenders to any of the transactions contemplated hereby, shall have been obtained and shown by written evidence reasonably satisfactory to Rust.

     10.4 HSR ACT WAITING PERIOD. The waiting period imposed by the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or been terminated and no injunction or other order prohibiting the purchase by Rust of all or any part of the Shares or by OHM of all or any part of the Transferred Assets shall have been entered by any court.

     10.5 ADVERSE CHANGES. Since the date of execution of this Agreement, there shall not have occurred any development or event having a Material Adverse Effect with regard to OHM and its subsidiaries, taken as a whole.

     10.6 MERGER AGREEMENT. OHM and Acquisition shall have executed and delivered to Rust the Merger Agreement.

     10.7 WAIVER BY CERTAIN EMPLOYEES. All employees who are the beneficiaries of certain "Change in Control" Employment Agreements with OHM shall have executed and delivered letter agreements to the effect that they agree that the transactions contemplated by this Agreement do not constitute a "Change in Control" or other triggering event under such Employment Agreements or, to the extent any such letter agreement shall not have been received with respect to any particular Employment Agreement, such Employment Agreement shall no longer be in effect.





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
     10.8 CLOSING PRICE.  The Closing Price shall not be less than $6.00.

11.0 CERTAIN ACTIONS AFTER THE CLOSING

     11.1 EXECUTION OF FURTHER DOCUMENTS. From and after the Closing, upon the reasonable request of any of the parties hereto, each of the other parties hereto shall execute, acknowledge, and deliver all such further acts, deeds, bills of sale, certificates, assignments, transfers, conveyances, sales, use or other transfer tax documentation, powers of attorney, and assurances as may be required to convey and transfer to and vest in Acquisition and protect its right, title, and interest in all of the Transferred Assets, or as may be required to convey and transfer to and vest in Rust and/or the Contributing Subsidiaries and protect its right, title, and interest in and to the Shares, and as may be appropriate otherwise to carry out the transactions contemplated by this Agreement.

     11.2 EMPLOYMENT BY OHM OF THE DIVISION'S EMPLOYEES.

          (a) Except as set forth on Schedule 11.2(a) hereof, OHM will agree to offer to employ following the Closing such of the Division's active employees as are actively employed on the Closing Date upon the same terms and conditions and with the same benefits and other conditions of employment as OHM employs its own employees at the Closing Date and with substantially the same seniority with respect to compensation and benefits as such employees will have with the Division immediately prior to Closing.

          (b) Except as set forth in Section 11.2(a) hereof, OHM shall have no obligation to employ any of the persons currently employed by the Division or assume any labor contract or to continue, or institute any replacement or substitution for, any vacation, severance, incentive, bonus, profit sharing, pension, or other employee benefit plan or program of the Division or Rust.

12.0 CERTAIN BUSINESS AGREEMENTS.

     12.1 TERCS CONTRACTS. With respect to the Total Environmental Restoration Contracts listed on Schedule 12.1 (the "TERCS Contracts"), Rust agrees that OHM will provide on an exclusive basis, subject to teaming agreements existing on the date hereof, all environmental remediation services performed under such contracts. On delivery orders not separated between environmental remediation services and non- remediation services, Rust agrees to pay OHM from time to time as received a proportion of all fees earned under the applicable delivery order equal to the proportion of all cost amounts invoiced under the applicable delivery order related to environmental remediation services to all cost amounts invoiced under the applicable delivery order, subject to the Rust fee being no lower than 7% of non-remediation





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
services cost amounts invoiced and the OHM fee being no lower than 6% of environmental remediation services cost amounts invoiced, except as otherwise mutually agreed.

     12.2 BONDING. Rust shall take all actions necessary to maintain, at its cost, following the Closing all payment, performance and surety bonds outstanding immediately prior to Closing on all projects of the Division and shall deliver to OHM evidence satisfactory to OHM that such bonds shall remain in full force and effect for the duration of such projects notwithstanding the sale of the Transferred Assets pursuant to the Merger. OHM shall indemnify and hold harmless Rust, its subsidiaries and affiliates from any loss, cost, expense or damage incurred by them as a result of any payments made by a surety under any such bonds from and after the Closing.

     12.3 OTHER COOPERATION. Rust agrees to use its reasonable efforts to assist OHM and its subsidiaries in securing such discounts and other favorable pricing from vendors as are generally available to affiliates of WMX.

     12.4 USE OF NAME. Rust agrees to permit OHM to use the name Rust Remedial Services for a period of three years following the Closing and will execute and deliver to OHM all consents of Rust and its subsidiaries and affiliates necessary to permit OHM to use such name.

13.0 INDEMNIFICATION

     13.1 AGREEMENT BY OHM TO INDEMNIFY. OHM agrees, that it will indemnify and hold Rust and Rust's subsidiaries, divisions, affiliates, officers, directors, employees, and agents harmless in respect of the aggregate of all indemnifiable damages of Rust and the Contributing Subsidiaries. For this purpose, "indemnifiable damages" of Rust and the Contributing Subsidiaries means the aggregate of all expenses, losses, costs, deficiencies, liabilities, and damages (including related counsel fees and expenses) incurred or suffered by Rust and the Contributing Subsidiaries (i) resulting from any default in the performance of any of the covenants or agreements made by OHM in this Agreement or any of the other agreements contemplated herein or (ii) arising from the Assumed Liabilities. Without limiting the generality of the foregoing, with respect to the measurement of "indemnifiable damages", Rust and the Contributing Subsidiaries shall have the right to be put in the same financial position as it would have been in had each of the covenants of OHM been performed in full. Rust agrees to use its best efforts to give prompt written notice to OHM of each claim for indemnifiable damages which it believes it has suffered; provided, however, that no delay in the giving of such notice shall affect the rights of Rust to recover indemnifiable damages hereunder.

     13.2 AGREEMENT BY RUST AND THE CONTRIBUTING SUBSIDIARIES TO INDEMNIFY. Rust agrees that it will indemnify and hold OHM and





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
OHM's subsidiaries, divisions, affiliates, officers, directors, employees, and agents harmless in respect of the aggregate of all indemnifiable damages of OHM. For this purpose, "indemnifiable damages" of OHM means the aggregate of all expenses, losses, costs, deficiencies, liabilities, and damages (including related counsel fees and expenses) incurred or suffered by OHM (i) resulting from any inaccurate representation or warranty made by Rust in or pursuant to Sections 6.12(h) and 6.14 hereof, (ii) resulting from any default in the performance of any of the covenants or agreements made by Rust (including any of its affiliates) in this Agreement or any of the other agreements contemplated herein, (iii) arising from the Excluded Liabilities, or (iv) arising from, resulting from or relating to the activities of the Division or ownership and use of the Transferred Assets prior to August 1, 1993 with respect to the activities of the Division carried on by Enclean and Transferred Assets previously owned by Enclean and January 1, 1993 otherwise, other than losses incurred in the ordinary course of performance of projects commenced, completed or bid prior to such date. Without limiting the generality of the foregoing, with respect to the measurement of "indemnifiable damages", OHM shall have the right to be put in the same financial position as it would have been in had each of such representations and warranties of Rust been true and correct and had each of the covenants of the Rust or any of their affiliates been performed in full. OHM agrees to use its best efforts to give prompt written notice to Rust of each claim for indemnifiable damages which it believes it has suffered; provided, however, that no delay in the giving of such notice shall affect the rights of OHM to recover indemnifiable damages hereunder.

14.0 MISCELLANEOUS

     14.1 TERMINATION.

          (a) Subject to the provisions of Section 14.1(b) hereof, this Agreement may, by written notice given at or prior to the Closing, be terminated and abandoned:

                 (i) by either OHM or Rust if a material default or material breach shall be made by the other with respect to the due and timely performance of any of its covenants and agreements contained herein or if any of the other's representations and warranties contained in Articles 5 or 6, as the case may be, shall be inaccurate in any material respect, and such default or inaccuracy cannot be cured and has not been waived;

                (ii)     by the mutual consent and agreement of OHM and Rust; or

               (iii) by either OHM or Rust if the Closing shall not have occurred, other than through the failure of the terminating party to fulfill its obligations





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
     hereunder, on or before September 30, 1995, or such later date as may be agreed upon by the parties.

          (b) In the event this Agreement is terminated pursuant to Section 14.1(a) hereof, all further obligations of the parties hereunder shall terminate, provided that if this Agreement is so terminated by OHM, on the one hand, or Rust on the other hand, because one or more of the conditions to such group of parties' obligations hereunder is not satisfied as a result of the other's failure to comply with its obligations under any provision of this Agreement, the terminating party's right to pursue all legal remedies for breach of contract and damages shall also survive such termination unimpaired.

     14.2 MODIFICATION; WAIVER. This Agreement may be modified in any manner and at any time by written instrument executed by the parties hereto. Any of the terms, covenants, and conditions of this Agreement may be waived at any time by the party entitled to the benefit of such term, covenant, or condition.

     14.3 EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, each of the parties hereto will bear its own costs and expenses and will pay for all services rendered to it in facilitation of the transactions contemplated hereby, including, without limitation, attorneys', accountants', and investment bankers' fees.

     14.4 BROKERS' COMMISSION. OHM will indemnify and hold harmless Rust from the commission, fee, or claim of any person, firm, or corporation employed or retained or claiming to be employed or retained by OHM to bring about, or to represent it in, the transactions contemplated hereby. Rust will indemnify and hold harmless OHM from the commission, fee, or claim of any person, firm, or corporation employed or retained or claiming to be employed or retained by Rust to bring about, or to represent it in, the transactions contemplated hereby.

     14.5 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission:

          (a)  if to OHM or Acquisition to:
               16406 U.S. Route 224 East
               Findlay, Ohio 45840
               Attention: General Counsel

               Telecopy: (419) 424-4985





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
          (b)  if to Rust or the Contributing Subsidiaries or Environmental to:

               100 Corporate Parkway
               Birmingham, Alabama  35242
               Attention: General Counsel

               Telecopy: (205) 995-7914

          (c) or, in each case, at such other address or to such other person as may be specified in writing to the other party.

     14.6 PARTIES IN INTEREST; ASSIGNMENT. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Nothing in this Agreement, whether expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or in respect of this Agreement.

     14.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

     14.8 HEADINGS. The article and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     14.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio applicable to contracts made and to be performed therein.

     14.10 ARBITRATION. All disputes arising out of, or in connection with this Agreement, which are not promptly settled by mutual agreement of the parties hereto, shall be finally settled by arbitration in accordance with the rules of the American Arbitration Association; provided, however, that this shall not be construed as requiring disputes under the Standstill and Noncompetition Agreement to be settled under arbitration. Such arbitration shall be conducted by a single arbitrator appointed in accordance with such rules unless such dispute involves an amount greater than $1,000,000, in which case such arbitration shall be conducted by a panel of three arbitrators appointed in accordance with such rules. Arbitration shall take place in Columbus, Ohio. Such arbitration shall be governed by this Agreement and shall be final and binding upon the parties hereto. The validity, construction, performance or termination of any agreement by and between the parties submitted to arbitration shall be determined on the basis of the contractual obligations





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
of the parties. The arbitrator shall determine his jurisdiction over persons and subject matter if such jurisdiction is challenged by one of the parties. The award of the arbitrator shall: (a) be rendered in writing stating the grounds on which the arbitrators base same, and how the costs of arbitration shall be borne; the expenses of any party in defense of its interests shall be borne by such party; (b) be dated and notified to the parties by registered mail, return receipt requested; (c) be carried out voluntarily and without delay, and failing this, be made enforceable through either party by entry of a judgment in a competent court of any jurisdiction; and (d) be final and not subject to appeal before any court, nor other jurisdiction nor any authority.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                OHM CORPORATION


                                                By /s/ Daniel P. Buettin
                                                   ----------------------------
                                                   Title: Vice President,
                                                          Finance and CFO


                                                RUST REMEDIAL SERVICES INC.

                                                By /s/ Harold W. Ingalls
                                                   ----------------------------
                                                   Title: Vice President


                                                ENCLEAN ENVIRONMENTAL SERVICES
                                                GROUP, INC.


                                                By /s/ Harold W. Ingalls
                                                   ----------------------------
                                                   Title: Vice President


                                                RUST ENVIRONMENTAL, INC.


                                                By /s/ Harold W. Ingalls
                                                   ----------------------------
                                                   Title: Vice President


                                                RUST INTERNATIONAL INC.


                                                By /s/ Harold W. Ingalls
                                                   ----------------------------
                                                   Title: Vice President

                                                                    SCHEDULE 9.9


                    STANDSTILL AND NON-COMPETITION AGREEMENT


          This STANDSTILL AND NON-COMPETITION AGREEMENT ("Agreement") is made and entered into this ____ day of _________, 1995 by and among OHM Corporation, an Ohio corporation ("OHM"), WMX Technologies, Inc., a Delaware corporation ("WMX"), and Rust International Inc., a Delaware corporation ("Rust").

          WHEREAS, Rust, Rust Remedial Services Inc. ("Remedial"), Enclean Environmental Services Group, Inc. ("Enclean"), Rust Environmental Inc. and OHM have entered into that certain Agreement and Plan of Reorganization dated as of _______________, 1994 (the "Reorganization Agreement") whereby Rust Environmental shall merge with and into a wholly-owned subsidiary of OHM ("Acquisition") with Acquisition being the surviving entity and OHM shall issue to Rust or certain of its subsidiaries shares of its common stock (the "OHM Common Stock");

          WHEREAS, the parties desire to provide for certain agreements with respect to the ownership and voting by WMX and its affiliates of OHM Common Stock and other matters after such Merger; and

          WHEREAS, in order to induce OHM to enter into the Reorganization Agreement, WMX and certain of its affiliates are willing to enter into certain agreements which define the rights of WMX and certain of its affiliates to engage in the environmental remediation business after such Merger;

          WHEREAS, the execution and delivery of this Agreement is a condition of, and in consideration for, the consummation of the transactions contemplated by the Reorganization Agreement.

          NOW, THEREFORE, in consideration of the agreements, rights, obligations, and covenants contained herein, OHM, Rust and WMX hereby agree as follows:


1.0  AGREEMENTS REGARDING VOTING AND SHARES

     The parties agree that during the Term of this Agreement:

     1.1 ACQUISITION OF VOTING SECURITIES. No member of the WMX Group will, directly or indirectly, acquire (including by conversion of securities convertible into Voting Securities) any Voting Securities (all such securities owned by members of the WMX Group being referred to herein as "Restricted Securities"), other than (i) the acquisition by Rust and/or its subsidiaries of Restricted Securities pursuant to the Reorganization Agreement, (ii) acquisitions of Voting Securities which do not result in the beneficial ownership by the WMX Group of Restricted Securities constituting more than 40% of the Voting Securities then outstanding (the "Ownership Limit"); provided, however, that if the transaction resulting in the WMX Group's having beneficial ownership of less than the Ownership Limit was a sale or transfer by the WMX Group of Restricted Securities (the "Voluntary Transaction"), the percentage ownership of Voting Securities then outstanding resulting from the consummation of such Voluntary Transaction shall thereafter be deemed to be the Ownership Limit. In the event that the WMX Group's ownership of Restricted Securities exceeds the Ownership Limit, the WMX Group will be obligated to dispose of Restricted Securities as promptly as practicable in accordance with law in such amount so that the ownership by the WMX Group of Restricted Securities following such disposition is equal to or less than the Ownership Limit; provided, however, that the WMX Group shall not be obligated to dispose of any Restricted Securities if the aggregate percentage ownership of the WMX Group is increased as a result of (a) any action taken by any person other than a member of the WMX Group, including without limitation any recapitalization of OHM, repurchase of Voting Securities by OHM or any similar transaction; or (b) stock dividends or other distributions or offerings made available to holders of Voting Securities generally.

     1.2 VOTING. The WMX Group shall take such action as may be required so that all Restricted Securities at any time entitled to vote are voted:

          (a) for the election of the slate of nominees for election to the Board of Directors of OHM selected by a majority of the directors of OHM other than the designees of Rust pursuant to Section 2.5 hereof serving as directors of OHM (such directors so designated by Rust being referred to herein as the "Rust Directors" and the remaining directors being referred to herein as the "Other Directors"), provided that such slate includes the nominees designated by Rust pursuant to Section 2.5 hereof; and

          (b) on all other matters to be voted on by the holders of Voting Securities, (i) in accordance with the recommendation of a majority of the Other Directors of OHM if any recommendation is made or, (ii) in the absence of a recommendation, in the same proportion as other stockholders of OHM shall vote on such matter.

     1.3 QUORUM. A representative or representatives of the members of the WMX Group, as holders of Restricted Securities, shall be present, in person or by proxy, at any meeting of shareholders of OHM so that all Restricted Securities may be counted for the purpose of determining the existence of a quorum at such meeting.

     1.4 VOTING TRUST OR ARRANGEMENT. No member of the WMX Group shall deposit any Restricted Securities in a voting trust or subject any Restricted Securities to any arrangement or agreement with respect to the voting of such Restricted Securities.

     1.5 PROXY SOLICITATIONS. No member of the WMX Group shall solicit proxies or initiate, propose or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended, or any similar successor statute (the "Exchange Act")), in opposition to any matter which has been recommended by a majority of the Other Directors or in favor of any matter which has not been approved by a majority of the Other Directors or seek to advise, encourage or influence any Person with respect to the voting of Voting Securities in such manner, or induce or attempt to induce any Person to initiate any stockholder proposal.

     1.6 GROUP PARTICIPATION. No member of the WMX Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Voting Securities (other than solely with members of the WMX Group in a manner consistent with the purposes hereof).

     1.7 SOLICITATIONS OF OFFERS. No director or executive officer of any member of the WMX Group shall, and no member of the WMX Group shall permit any of its other officers, employees or agents (including investment bankers) to, induce or attempt to induce or give encouragement to any third person, or enter into any serious substantive discussions or negotiations with any third person, in furtherance of any tender offer or business combination transaction in which shares of Voting Securities would be acquired; provided, however, that nothing in this Section 1.7 shall, or shall be construed, directly or indirectly, to limit any rights of the WMX Group to offer, sell or otherwise dispose of shares of Voting Securities pursuant to any transaction effected in accordance with
Section 1.8 hereof.

     1.8  DISPOSITIONS:

          (a) WMX hereby agrees that, except as otherwise permitted by this Agreement, no member of the WMX Group shall, directly or indirectly, offer, sell, transfer or hypothecate shares of Restricted Securities other than as follows:

                 (i)     to other members of the WMX Group;

                (ii) in a distribution registered under the Securities Act in which such Restricted Securities are offered and sold to the general public;

               (iii) in compliance with Rule 144 of the General Rules and Regulations under the Securities Act (or any similar successor rule); provided, however, that WMX shall notify OHM at least three business days prior to the date of entering any sale or transfer order in respect of Restricted Securities pursuant to Rule 144 (or such successor rule), and provided further that, if OHM shall thereupon notify the WMX Group of the pendency of a sale or any public offering by OHM of Voting Securities, no member of the WMX Group shall effect any sales of Restricted Securities under such rule within 10 calendar days prior to the commencement of or during such offering;

                (iv) a merger or consolidation, approved by a majority of the Other Directors, in which OHM is acquired;

                 (v) in a sale or sales to any person approved by a majority of the Other Directors; or

                (vi) in privately negotiated transactions in which Restricted Securities are not sold or transferred to any other person or group who or which would immediately thereafter, to the knowledge of the WMX Group after reasonable inquiry, beneficially own or have the right to acquire more than 5% of the Voting Securities then outstanding, unless such other person agrees to execute and deliver to OHM an agreement containing obligations similar to the obligations of the WMX Group contained in this Article 1, which agreement shall be approved by a majority of the Other Directors;

provided, however, that in any transaction or transactions described in clauses
(ii) or (iii), the WMX Group will use its reasonable efforts to effect the transfer thereof in a manner which will effect the broadest possible distribution with no sales or transfers of Restricted Securities to any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) in excess of 5% of the then outstanding Voting Securities.

     1.9  LEGENDS, STOP TRANSFER ORDERS AND NOTICE.  The WMX Group agrees:

          (a) to the placement on the certificate representing the Shares of the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold or transferred except in compliance with such Act. The securities represented by this certificate are subject to the provisions of an Agreement, dated ____________, 1995 among OHM Corporation, Rust International Inc. and WMX Technologies, Inc., a copy of which is on file at the office of the Secretary of OHM Corporation.

          (b) to the entry of stop transfer orders with the transfer agent (or agents) and the registrar (or registrars) of OHM against the transfer other than in compliance with the requirements of this Agreement of legended securities of which the WMX Group from time to time is the Beneficial Owner.

          (c) OHM agrees to the removal of the legend required by Section 1.9(a) and the stop transfer orders in Section 1.9(b) hereof following the later of three years from the date of Closing or the expiration of the Term of the Agreement.

2.0  OTHER AGREEMENTS REGARDING VOTING STOCK

     2.1  ANTI-DILUTION OPTIONS.

          (a) In the event the beneficial ownership of the WMX Group of Restricted Securities is less than 20% of all Voting Securities then outstanding, OHM hereby grants to Rust a cumulative, continuing option (the "Anti-Dilution Option") to purchase (or to have its affiliate or nominee purchase) that number of shares as may be necessary, when added to all other shares of which the WMX Group shall on the relevant date have beneficial ownership, to enable the WMX Group to have beneficial ownership of Restricted Securities constituting not less than 20% and not more than 21% of all Voting Securities outstanding after the exercise of the Anti-Dilution Option. OHM agrees to notify Rust, as provided in Section
     6.3 hereof, promptly upon becoming aware that the beneficial ownership by the WMX Group of Restricted Securities is less than 20% of the then outstanding Voting Securities (the "OHM Notice"). The Anti-Dilution Option may be exercised by Rust by written notice to OHM and shall be exercisable for a period commencing on the date that the beneficial ownership by the WMX Group of Restricted Securities is less than 20% of the then outstanding Voting Securities and continuing for a period of ten business days following the date that Rust has received the OHM Notice (the "Option Period") ; provided, however, that in the event that, during the Option Period, OHM has not released to the public material information which, in the reasonable judgment of OHM is reasonably likely to have a material and adverse effect upon the price of the Voting Securities, OHM will extend the Option Period until the date which is two business days following the release of such material information to the public. The Anti-Dilution Option shall be terminated if the transaction resulting in the WMX

     Group's having beneficial ownership of less than 20% of all Voting Securities was a sale or transfer of Voting Securities by the WMX Group or if the WMX Group sells or transfers, and thereby reduces, any or all of its beneficial ownership of Restricted Securities at a time when the WMX Group had beneficial ownership of Restricted Securities constituting less than 20% of all Voting Securities or any Option Period shall have expired without Rust exercising such Anti-Dilution Option. It is the intention of the parties hereto that the existence and exercise, from time to time, of an Anti-Dilution Option, in combination with the WMX Group's right herein to designate persons to OHM's Board of Directors shall assist the WMX Group in accounting for its ownership in OHM on the equity method.

          (b) The price per share payable upon each exercise of an Anti-Dilution Option shall be an amount equal to the average closing price per share of the Voting Securities for the five trading days prior to the date that Rust notifies OHM that it is exercising the Anti-Dilution Option on the New York Stock Exchange or other nationally recognized exchange or over-the-counter market on which the Voting Securities primarily trade and shall be payable by wire transfer in immediately available funds to an account designated by OHM.

          (c) The Voting Securities issued pursuant to an exercise of an Anti-Dilution Option shall be duly authorized, validly issued and fully paid and non-assessable.

          (d) OHM shall reserve for issuance at all times during the period any Anti-Dilution Option is exercisable that number of Voting Securities equal to the number of Restricted Securities issuable upon exercise of each Anti-Dilution Option.

     2.2 INDEPENDENT DIRECTORS. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities, WMX shall take such action as may be reasonably within its control so that OHM's Board of Directors at all times includes at least three directors not affiliated with the WMX Group or employed by OHM or its subsidiaries (the "Independent Directors").

     2.3 TRANSACTIONS WITH OHM. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities, no member of the WMX Group shall attempt to enter, or enter into any material transaction or agreement, out of the ordinary course of business, other than transactions contemplated by
Section 2.4 hereof, with OHM or its subsidiaries unless such transaction or agreement is approved by a majority of the Independent Directors or a committee including only Independent Directors.

     2.4 WMX GROUP ACQUISITION OF ADDITIONAL VOTING SECURITIES. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities and whether or not the Term of the Agreement for purposes of Article 1 hereof has expired, no member of the WMX Group shall, directly or indirectly, propose to purchase, attempt to purchase or purchase or otherwise acquire any Voting Securities (including by conversion of securities convertible into Voting Securities, by merger or by other business combination), or make any public announcement with respect thereto, except acquisitions to the Ownership Limit pursuant to Section 1.1 hereof, unless (i) such purchase or other acquisition is pursuant to an offer for all of the outstanding Voting Securities at the same price per share and (ii) such purchase or other acquisition is either (x) approved by the Independent Directors or a committee including only Independent Directors or (y) if not so approved, approved by a majority of the outstanding Voting Securities (other than the Restricted Securities beneficially owned by the WMX Group) at a meeting of shareholders called for that purpose pursuant to the provisions of Article X of OHM's Amended and Restated Articles of Incorporation in effect on the date hereof.

     2.5 BOARD REPRESENTATION. Immediately following the Closing Date, OHM will elect to its Board of Directors three qualified designees of the WMX Group mutually acceptable to the WMX Group and OHM. Thereafter, for so long as the WMX Group owns at least 20% of the outstanding Voting Securities or the Anti-Dilution Option has not expired, OHM will include among its Board of Directors' nominees for election a number of qualified designees acceptable to the WMX Group and OHM such that the percentage of the Board of Directors proposed to be composed of such designees is proportionately equal (to the lowest corresponding whole directorship) to the percentage of outstanding Voting Securities which the WMX Group then has Beneficial Ownership.

     2.6 LISTING ON SECURITIES EXCHANGES. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities, OHM will list the Restricted Securities, and will maintain the listing thereof, on each national securities exchange on which any Common Stock may be listed, subject to official notice of issuance, the Restricted Securities.

     2.7 FILE REPORTS AND COOPERATE IN RULE 144 TRANSACTIONS. For as long as the WMX Group shall continue to hold any Voting Securities, OHM shall use reasonable efforts to file on a timely basis all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the Rules and Regulations of the Commission thereunder, as amended from time to time. In the event of any proposed sale of Voting Securities by any member of the WMX Group pursuant to Section 1.8(a)(iii) above, OHM shall cooperate with the WMX Group so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of OHM's transfer agent and the reasonable requirements of the broker through which the sales are proposed to be executed, and shall, upon request, furnish unlegended certificates representing Voting Securities in such numbers and denominations as the transferor shall reasonably require for delivery pursuant to such sales.

     2.8 DEFINITIONS. For purposes of Article 1 and Article 2 of this Agreement, the following terms shall have the following meanings.

          (a) AFFILIATE. "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (b) BENEFICIAL OWNER. A person shall be deemed a "Beneficial Owner" of or to have "Beneficially Owned" any Voting Securities (i) in accordance with the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act, as in effect on the date hereof, and (ii) shall also include Voting Securities which such person or any Affiliate of such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrant or options, or otherwise.

          (c) PERSON. A "person" shall mean any individual, firm, corporation, partnership or other entity.

          (d) TERM OF THIS AGREEMENT. "Term of this Agreement" for purposes of Article 1 hereof, but not for Article 2 hereof, shall mean a period commencing with the date of this Agreement and ending on the first to occur of (i) the failure of OHM to pay, on written demand, a copy of which shall be sent to the Independent Directors, any of OHM's Reimbursement Obligations as such term is defined in Section 9.6 of the Reorganization Agreement following the payment by WMX of any amounts under the guarantee or guarantees provided for in Section 9.6 of the Reorganization Agreement, or (ii) the date that the beneficial ownership by the WMX Group of Restricted Securities is less than 20% of the then outstanding Voting Securities and the Option Period has expired without exercise of the Anti-Dilution Option.

          (e) VOTING SECURITIES. "Voting Securities" includes Common Stock and any other securities of OHM entitled to vote generally for the election of directors, in each case now or hereafter outstanding.

          (f) WMX GROUP. "WMX Group" shall mean WMX, Rust and their respective Affiliates (regardless of whether such person is an Affiliate on the date hereof), both in their individual capacities and collectively. An individual shall not be deemed to be an Affiliate for purposes of this definition if such individual beneficially owns less than 50,000 shares of Voting Securities solely for investment purposes and is not a member of a "group" which includes the WMX Group as defined by Section 13(d) of the Exchange Act.

3.0  CERTAIN BUSINESS AGREEMENTS

     3.1  WMX AND AFFILIATES RESTRICTIVE COVENANTS.

          (a) Neither WMX nor Rust, or their respective wholly-owned (directly or indirectly) subsidiaries, which do not include Wheelabrator Technologies Inc. and Waste Management International plc and their respective subsidiaries (collectively, the "WMX Affiliates") shall, for a period of seven years from the Closing Date, engage in North America in the business of providing field services for the on-site remediation of hazardous waste, radioactive materials, mixed waste, waste contaminated with petroleum, hydrocarbons, crude oil, PCBs, or any "Hazardous Substances" as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") (individually and collectively, "Contaminants"), which services involve the on-site treatment (in-situ, ex-situ, chemical, physical, thermal, biological or otherwise), neutralization, destruction, recharacterization, detoxifying, dewatering, excavation or staging (for removal, storage, treatment, disposal or otherwise) of Contaminants, whether or not such services (i) are provided on an emergency response, planned, on-going, periodic, or other basis, or (ii) are provided for private sector or governmental clients, including without limitation, state and local governments and federal government agencies such as the Department of Defense, the Department of Energy, Department of the Interior, and the Environmental Protection Agency (the "Business"); provided, however, that the Business shall not include (A) services for loading, removal and transportation to an off-site treatment, storage or disposal facility of Contaminants which have already been staged or prepared (in drum, bulk or otherwise) for such removal and transportation, (B) services typically performed in the industrial cleaning and maintenance services businesses or nuclear service business at operating chemical, industrial, manufacturing, refining, utility or other operating facilities in connection with the servicing for, or support of such facilities (e.g.: routine maintenance; industrial cleaning; special services such as filter pressing, centrifuging and drying of various wastes; cleaning of lagoons and tanks for re-use; packaging of wastes related to these services for storage on-site or shipment off-site); (C) services performed in the decontamination or decommissioning of nuclear power plants in the electric utilities industry; (D) services provided in-plant for the analysis, management and staging for transportation or disposal at an off-site treatment, or disposal facility of Contaminants which are generated in the ordinary course of an on-going manufacturing or industrial process; (E) services provided by a WMX Affiliate incidental to the on-going operations of a treatment, storage or disposal facility owned or operated by such WMX Affiliate in the ordinary course of the business of such facility, (F) engineering, design, program management, or construction management services typically performed in connection with an environmental restoration program; (G) on-site environmental remediation services which are provided by a contractor or other person not directly or indirectly affiliated with a WMX Affiliate under a subcontract or teaming arrangement with a WMX Affiliate, provided that Rust has complied with its obligations under Section 3.3 hereof with respect to such services; or (H) on site environmental remediation services in connection with and incidental to services of the type described in (A) and (B) above; provided that the price for such remediation services (excluding the price of waste loading, removal, transportation and disposal) does not exceed $100,000 per project.

          (b) Notwithstanding anything in this Agreement to the contrary, neither WMX nor any WMX Affiliate shall be prohibited from acquiring the capital stock or assets of any other entity unless such entity's predominate business is the Business and provided, further, that if WMX or the WMX Affiliate shall acquire the capital stock or assets of any other entity engaged in the Business, WMX or the WMX Affiliate shall promptly offer to sell such Business to OHM at a price equal to the fair market value thereof. WMX or the WMX Affiliate shall make such offer by giving OHM prompt written notice of such offer, disclosing all material information pertaining to such Business, the fair market value thereof, and such other terms and conditions to such offer as may be reasonable. OHM shall have a period of 60 days after receipt of such notice to elect to purchase such Business at such price and on such terms and conditions, which election shall be in writing and shall be signed by a duly authorized officer of OHM. Should OHM fail to purchase such Business, WMX or the WMX Affiliate shall nevertheless be required to dispose of such Business.

          (c) Notwithstanding the failure by OHM to purchase any Business pursuant to the preceding paragraph, prior to selling any Business to any third party, WMX or the WMX Affiliate shall give OHM prompt written notice of any such proposed sale or other disposition of a Business, disclosing all material information pertaining to such third party sale, including, without limitation, the price and other terms and conditions of such sale, and offering to sell such Business to OHM for such price and on such terms and conditions. OHM may elect within 15 days following receipt of such notice (the "Option Period") to purchase such Business at such price and on such terms and conditions as were contemplated in the third party sale, which election shall be in writing and shall be signed by a duly authorized officer of OHM. If OHM shall not have exercised its right to purchase in accordance with the preceding sentence, WMX or the WMX Affiliate may, within 90 days of the expiration of the Option Period, enter into a binding agreement to sell or otherwise dispose of such Business to (but only to) the person who was the subject of the third party sale upon (but only upon) the material terms and conditions offered to OHM pursuant to the preceding sentence. If for any reason such a binding agreement shall not have been entered into within such 90-day period or the transaction contemplated thereby shall not be consummated, WMX or the WMX Affiliate shall be obligated to offer OHM the opportunity to purchase such Business in accordance with the terms of this paragraph before making any sale or disposition of such Business, whether to the same third party or to a different third party and whether on the same material terms and conditions or on different terms and conditions.

          (d) Neither WMX nor the WMX Affiliates shall, for a period commencing from the date of this Agreement and ending two years following the Closing Date, solicit, employ or offer employment to or agree to employ any employee of the Division other than an employee of the Division who is not offered employment by OHM or its subsidiaries immediately following the Closing.

     3.2 BLUE PENCIL PROVISIONS. If any provision of Section 3.1, as applied to any party or to any circumstances, is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of the said
Section 3.1 or any other part of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination will have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form such provision will then be enforceable and will be enforced. Upon breach of any provision of
Section 3.1, the other party hereto will be entitled to injunctive relief, since the remedy at law would be inadequate and insufficient. In addition, such other party will be entitled to such damages as it can show it has sustained by reason of such breach.

     3.3 PREFERRED PROVIDER STATUS. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities, WMX, on behalf of itself and the WMX Affiliates, agrees and agrees to cause the WMX Affiliates to agree that OHM will be a Preferred Provider with respect to any and all services coming within the scope of the Business, as defined in Section 3.1 (whether as prime contractor, subcontractor or otherwise) that WMX or the WMX Affiliates contract for, control, direct, influence or subcontract, provided it is not violative of law, rule, regulation or other contractual obligations. Rust shall provide OHM and its subsidiaries access to and the services of its engineering, consulting, design and project management services personnel on the same basis and at the same cost as Rust provides them to the WMX Affiliates. For so long as the WMX Group owns at least 20% of the outstanding Voting Securities, OHM, on behalf of itself and its subsidiaries (the "OHM Affiliates"), agrees and agrees to cause the OHM Affiliates to agree, that WMX Affiliates will be a Preferred Provider with respect to all engineering, consulting and design, environmental and waste management services commonly provided by the WMX Affiliates (whether as prime contractor, subcontractor or otherwise) that OHM or the OHM Affiliates contract for, control, direct, influence or subcontract, provided it is not violative of law, rule, regulation or other contractual obligations. As used herein, the term "Preferred Provider" means that the person purchasing or contracting for such services (the "Purchaser") shall not purchase such services from any third party unless the Purchaser has reasonably determined in good faith that the overall value, in terms of price, terms and conditions, quality, documentation, service and other matters, of such services from parties other than the Preferred Provider significantly exceeds the value of such services available from the Preferred Provider, provided that the Purchaser shall be excused from the foregoing obligation with respect to any specific provision of services if
(i) the Preferred Provider has failed to respond within a reasonable period of time to a request by the Purchaser for a price quotation or other terms or information with respect to the services or has failed to commit to provide such services within the time period in which the Purchaser shall have required such services to be provided, which time period, in either case, shall not be substantially shorter than the time period that the Purchaser would have required from or allowed to a third party or, if the Preferred Provider shall have made no such commitment, within a reasonable period of time after the Purchaser has requested them, or (ii) in the Purchaser's reasonable, good faith judgment, the particular project or product is not appropriate for the Preferred Provider in light of the nature of the Preferred Provider's expertise and experience with similar projects.

4.0  REPRESENTATIONS AND WARRANTIES OF OHM.

     OHM represents and warrants to Rust and WMX as follows:

     4.1 CORPORATE EXISTENCE, DUE AUTHORIZATION, AND EXECUTION OF OHM. OHM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio, with full corporate power and authority to execute and deliver this Agreement and all other agreements to be delivered by OHM, to perform OHM's obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of OHM. This Agreement has been duly executed and delivered by OHM and will, after approval by its shareholders, constitute a legal, valid, and binding obligation of OHM, enforceable against OHM in accordance with its terms.

     4.2 NO CONFLICTS. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default under, any provision of the Restated Articles of Incorporation or Regulations of OHM, or of any agreement or instrument binding upon OHM.

5.0  REPRESENTATIONS AND WARRANTIES OF WMX AND RUST.

     5.1 CORPORATE EXISTENCE, DUE AUTHORIZATION, AND EXECUTION OF RUST. Rust and WMX are corporations duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver this Agreement and all other agreements to be delivered by them, to perform their obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will, at the Closing, have been duly authorized by all necessary corporate action of Rust and WMX, respectively. This Agreement has been duly executed and delivered by Rust and WMX, respectively, and constitutes a legal, valid, and binding obligation of each of them, enforceable against each of them in accordance with its terms.

     5.2 NO CONFLICTS. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default under, any provision of the Certificate of Incorporation or By-Laws of Rust or WMX, or of any agreement or instrument binding upon Rust, WMX or their affiliates.

6.0  MISCELLANEOUS.

     6.1 SPECIFIC ENFORCEMENT. The parties acknowledge and agree that OHM would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that OHM shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce this Agreement and the terms and provisions thereof in any action instituted in any court of the United

States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which OHM may be entitled, at law or in equity.

     6.2 MODIFICATION; WAIVER. This Agreement may be modified in any manner and at any time by written instrument executed by the parties hereto. Any of the terms, covenants, and conditions of this Agreement may be waived at any time by the party entitled to the benefit of such term, covenant, or condition.

     6.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission:

          (a)  if to OHM to:
               16406 U.S. Route 224 East
               Findlay, Ohio 45840
               Attention: General Counsel

               Telecopy: (419) 424-4985

          (b)  if to Rust to:

               100 Corporate Parkway
               Birmingham, Alabama  35242
               Attention: General Counsel

               Telecopy: (205) 995-7914

          (c)  if to WMX to:

               3003 Butterfield Road
               Oak Brook, Illinois  60521
               Attention: General Counsel

               Telecopy: (708) 218-1553

          (d) or, in each case, at such other address or to such other person as may be specified in writing to the other party.

     6.4 PARTIES IN INTEREST; ASSIGNMENT. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Nothing in this Agreement, whether expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or in respect of this Agreement.

     6.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

     6.6 HEADINGS. The article and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     6.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio applicable to contracts made and to be performed therein.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                OHM CORPORATION


                                                By: __________________________
                                                    Title:



                                                RUST INTERNATIONAL INC.


                                                By: __________________________
                                                    Title:



                                                WMX TECHNOLOGIES, INC.


                                                By: __________________________
                                                    Title:

                                 SCHEDULE 9.10
                                MERGER AGREEMENT


         THIS MERGER AGREEMENT ("Merger Agreement") dated as of ___________________, 1995 by and between Rust Environmental Inc., a Delaware corporation ("Environmental") and ________________, a wholly-owned subsidiary ("Acquisition") of OHM Corporation, an Ohio corporation ("OHM") (Environmental and Acquisition are hereinafter sometimes collectively referred to as the "Constituent Corporations").

         WHEREAS, Environmental is a newly formed corporation owned by Rust Remedial Services Inc. a Delaware corporation ("Remedial"), Enclean Environmental Services Group, Inc., a Delaware corporation ("Enclean"), and Rust Federal Services Inc., a Delaware corporation ("RFS"). Acquisition is a newly formed Ohio corporation and wholly-owned subsidiary of OHM.

         WHEREAS, the authorized capital stock of Acquisition consists of 100 shares of common stock, par value $1.00 per share, and all shares issued and outstanding are owned by OHM. The authorized capital stock of Environmental consists of 1,000 shares of common stock, par value $1.00.

         WHEREAS, In connection with the Agreement and Plan of Reorganization dated as of December 5, 1994 among OHM, Remedial, Enclean, Environmental and Rust International Inc., a Delaware corporation ("Rust") (the "Agreement"), Remedial, Enclean, RFS and OHM desire to effect a merger of Environmental with and into Acquisition pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Ohio (the "OGCL").

         WHEREAS, the respective Boards of Directors of Environmental and Acquisition have determined that it is advisable and in the best interests of each corporation that Environmental merge with and into Acquisition upon the terms and subject to the conditions provided herein.

         WHEREAS, the Board of Directors of Acquisition has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officers.

         WHEREAS, the Board of Directors of Environmental has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to a vote of Environmental's stockholders.

         WHEREAS, In consideration of the mutual agreements contained herein, the parties agree that Environmental shall be merged with and into Acquisition and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as hereinafter set forth.


                                   ARTICLE I

                                   THE MERGER

         1.01 SURVIVING CORPORATION. Subject to the terms and provisions of this Merger Agreement, and in accordance with the DGCL and the OGCL, at the Time of Merger (as defined in Section 1.07 hereof) Environmental shall be merged with and into Acquisition (the "Merger"). Acquisition shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") of the Merger and shall continue its corporate existence under the laws of the State of Ohio. The name, identity, existence, rights, privileges, powers, franchises, properties and assets of Acquisition shall continue unaffected and unimpaired by the Merger. At the Effective Time, the identity and separate existence of Environmental shall cease, and all of the rights, privileges, powers, franchises, properties and assets of Environmental shall be vested in Acquisition.

         1.02 EFFECT OF THE MERGER. At the Effective Time, the Merger shall have the effects provided for herein and in Section 1701.82 of the OGCL and
Section  259 of the DGCL.

         1.03 ARTICLES OF INCORPORATION. As of the Time of Merger, the Articles of Incorporation of Acquisition, as in effect immediately prior to the Time of Merger, shall be the Articles of Incorporation of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof and applicable law.

         1.04 REGULATIONS. As of the Time of Merger the Regulations of Acquisition, as in effect immediately prior to the Time of Merger, shall be the Regulations of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

         1.05 DIRECTORS OF THE SURVIVING CORPORATION. At the Time of Merger, each person who is a director of Acquisition immediately prior to the Time of Merger shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected a director of Acquisition and until his successor is duly elected and qualified or until his earlier death, resignation or removal in the manner provided in the Regulations or Articles of Incorporation of Surviving Corporation and the laws of the State of Ohio.

         1.06 OFFICERS OF THE SURVIVING CORPORATION. At the Time of Merger, each person who is an officer of Acquisition immediately prior to the Time of Merger shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation as he held in Acquisition immediately prior to the Time of Merger.

         1.07 TIME OF MERGER. The Merger shall become effective in accordance with the provisions of Section 1701.81 of the OGCL and Section 253 of the DGCL, upon the later to occur of (a) completion of the filing of a certificate of merger with the Secretary of State of the State of Ohio, and (b) the filing of a certificate of ownership and merger with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is herein referred to as the "Time of Merger."

         1.08 ADDITIONAL ACTIONS. If, at any time after the Time of Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable
(a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Environmental acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purpose of this Merger Agreement, Environmental and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement; and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of Acquisition or otherwise to take any and all such action.


                                   ARTICLE II

                 MANNER, BASIS AND EFFECT OF CONVERTING SHARES

         2.01    CONVERSION OF SHARES.  At the Time of Merger:

                 (a) each share of Acquisition common stock ("Acquisition Common Stock") issued and outstanding immediately prior to the Time of Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, continue as shares of Common Stock of the Surviving Corporation;

                 (b) each share of Environmental common stock ("Environmental Common Stock") issued and outstanding immediately prior to the Time of Merger shall be converted, by virtue of the Merger and without any action on the part of the holder thereof, into the right to receive 106,380 shares of OHM Common Stock (the "Merger Consideration");

         2.02 EFFECT OF CONVERSION. At and after the Time of Merger, until so surrendered, each share certificate that immediately prior to the Time of Merger represented an outstanding share of Environmental Common Stock shall be deemed for all corporate purposes to evidence the right to receive the Merger Consideration into which such shares are converted pursuant to section 2.01(b) of this Merger Agreement.


                                  ARTICLE III

                APPROVAL; AMENDMENT; TERMINATION; MISCELLANEOUS

         3.01 APPROVAL. This Merger Agreement shall be submitted for approval by the stockholders of Environmental.

         3.02 AMENDMENT. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Time of Merger, except that after the approval contemplated by Section 3.01 hereof, there shall be no amendments that would (a) alter or change the amount or kind of shares to be received by stockholders in the Merger, (b) alter or change any term of the Articles of Incorporation or Regulations of Acquisition pursuant to Section
1.03 hereof, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class of stock of either of the Constituent Corporations.

         3.03 ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Acquisition or Environmental, or both, notwithstanding approval of this Merger Agreement by the sole shareholder of Acquisition or the stockholders of Environmental, or both.

         3.04 COUNTERPARTS. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement.

         3.05 STATUTORY AGENT IN OHIO. The name and address of the statutory agent in Ohio upon whom any process, notice or demand against Environmental or the Surviving Corporation may be served is:

                 Randall M. Walters
                 OHM CORPORATION
                 16406 U.S. Route 224 East
                 Findlay, Ohio  45840

         3.06 DESIGNATED AGENT IN DELAWARE. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Environmental, as well as for enforcement of any obligation of the

Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings; a copy of such process shall be mailed by the Delaware Secretary of State to:

                 Randall M. Walters
                 OHM CORPORATION
                 16406 U.S. Route 224 East
                 Findlay, Ohio  45840

         IN WITNESS WHEREOF, Acquisition and Environmental have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                               [ACQUISITION]
ATTEST:                                        (an Ohio corporation)


By:                                            By:
   --------------------                            --------------------


                                               RUST ENVIRONMENTAL INC.
ATTEST:                                        (a Delaware corporation)


By:                                            By:
   --------------------                            --------------------

                                                                      APPENDIX C


                                OHM CORPORATION
                          DIRECTORS' DEFERRED FEE PLAN


                                   ARTICLE I
                                    PURPOSE

     The purpose of the OHM Corporation Directors' Deferred Fee Plan (the "Plan") is to provide benefits upon termination of service or death for Directors of OHM Corporation or their beneficiaries. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as Directors.

                                   ARTICLE II
                                  DEFINITIONS

     For the purposes of the Plan, the following words and phrases shall have the meanings indicated:

     2.1 BENEFICIARY. Beneficiary means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant's death.

     2.2  BOARD.  Board means the Board of Directors of the Company.

     2.3  COMMITTEE.  Committee has the meaning set forth in Section 8.1 hereof.

     2.4 COMMON STOCK. Common Stock means the Company's common stock, par value $.10 per share, or such other security as may at the applicable time be represented by the Units.

     2.5 COMPANY. Company means OHM Corporation, an Ohio corporation, and any successor thereto.

     2.6 DECLARED RATE. Declared Rate means the interest rate payable on 1-year U.S. Treasury Bills issued on the specified date or, if not then issued, on the next date of issue, or such other rate as may from time to time be established by the Committee; provided, however that in no event shall the Declared Rate be more than five percent (5%) higher than the rate payable on such Bills.

     2.7 DEFERRAL BENEFIT. Deferral Benefit means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI hereof.

     2.8 DEFERRED BENEFIT ACCOUNT. Deferred Benefit Account means the account maintained on the books of the Company for each Participant pursuant to Article V hereof.

     2.9  DIRECTOR.  Director means a member of the Board.

     2.10 FEE. Fee or Fees means any compensation payable in cash to a Director for his or her services as a member of the Board or any Committee thereof.

     2.11 MARKET VALUE. Market Value means the closing price of the Common Stock on the New York Stock Exchange on the specified date (or, if Common Stock was not traded on such date, on the next preceding date on which it was traded) as reported in The Wall Street Journal.

     2.12 PARTICIPANT. Participant means any eligible Director who elects to participate by filing a Participation Agreement as provided in Section 3.2 hereof.

     2.13 PARTICIPATION AGREEMENT. Participant Agreement means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to
Section 3.2 hereof.

     2.14 PLAN YEAR. Plan Year means a 12-month period commencing January 1 and ending the following December 31, except that the first Plan Year shall commence January 1, 1995 and end December 31, 1995.

     2.15 RULE 16B-3. Rule 16b-3 means Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule.

     2.16 UNIT. Unit means an accounting unit equal in value to one share of Common Stock. The maximum number of Units that may be allocated to the Deferred Benefit Accounts of all participants under the Plan in the aggregate shall be 100,000 Units. Such maximum number and the number of Units included in any Deferred Benefit Account shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger or other similar event affecting the Common Stock.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Eligibility to participate in the Plan is limited to those Directors who are not employees of the Company or any of its subsidiaries.

     3.2 PARTICIPATION. Participation in the Plan shall be limited to eligible Directors who elect to participate in the Plan by filing a Participation Agreement with the Committee. A properly completed and executed Participation Agreement must be filed on or prior to the December 31 immediately preceding the Plan Year in which the Participant's participation in the Plan will commence, and the election to participate shall be effective on the first day of the Plan Year following receipt by the Company of the Participation Agreement. In the event that a Director first becomes eligible to participate during the course of a Plan Year, such Participation Agreement must be filed no later than 30 days following election or appointment to the Board, and such Participation Agreement shall be effective only with regard to Fees earned or payable following the filing of the Participation Agreement with the Committee.

     3.3 TERMINATION OF PARTICIPATION. A Participant may elect to terminate his or her participation in the Plan by filing a written notice thereof with the Committee, which termination shall be effective at any time specified by the Participant in the notice, but not earlier than the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee. Amounts credited to such Participant's Deferred Benefit Account with respect to periods prior to the effective date of such termination shall continue to be payable pursuant to, and otherwise governed by, the terms of the Plan.

                                   ARTICLE IV
                                DEFERRAL OF FEES

     4.1 DEFERRAL. A Participant may elect to defer all, or a specified percentage of his or her Fees, and a Participant may elect to have his or her deferred Fees credited to his or her Deferred Benefit Account either in dollar amounts or Units. A Participant may not change the percentage of his or her Fees to be deferred, or the form in which Fees are to be credited.

     4.2 CREDITING OF DEFERRED FEES. Deferred Fees that a Participant elects to have credited in dollar amounts shall be credited to the Participant's Deferred Benefit Account as they become payable to the Director. Deferred Fees payable to a Director during a Plan Year that a Participant elects to have credited in Units, plus an amount equal to 25% of such Deferred Fees for such calendar year, shall be credited to the Participant's Deferred Benefit Account annually after the end of such Plan Year on the basis of the average of the Market Values of the Common Stock on the last trading day in each calendar month during such Plan Year.

                                   ARTICLE V
                            DEFERRED BENEFIT ACCOUNT

     5.1 DETERMINATION OF ACCOUNT. On any particular date, a Participant's Deferred Benefit Account shall consist of the aggregate amount of dollars and Units credited thereto pursuant to Section 4.2 hereof, plus any interest credited pursuant to Section 5.2 hereof, plus any dividend equivalents credited pursuant to Section 5.3 hereof, minus the aggregate amount of distributions, if any, made from such Deferred Benefit Account.

     5.2 CREDITING OF INTEREST. As of the last day of each Plan Year, each Deferred Benefit Account to which Fees have been credited in dollar amounts shall be increased by the amount of interest earned during the Plan Year. Interest shall be credited at the Declared Rate as of the last day of the Plan Year based on the average daily balance of the Participant's Deferred Benefit Account since the beginning of the Plan Year, but after the Deferred Benefit Account has been adjusted for any contributions or distributions to be credited or deducted for such period. Until a Participant or his or her Beneficiary receives his or her entire Deferred Benefit Account, the unpaid balance thereof credited in dollar amounts shall bear interest as provided in this Section 5.2.

     5.3 CREDITING OF DIVIDEND EQUIVALENTS. Each Deferred Benefit Account to which Fees have been credited in Units shall be credited annually after the end of each Plan Year with additional Units equal in value to the amount of cash dividends paid by the Company during such Plan Year on Common Stock equivalent to the average daily balance of Units in such Deferred Benefit Account during such Plan Year. Such dividend equivalents shall be valued on the basis of the average Market Value computed pursuant to Section 4.2 hereof. Until a Participant or his or her Beneficiary receives his or her entire Deferred Benefit Account, the unpaid balance thereof credited in Units shall earn dividend equivalents as provided in this Section 5.3.

     5.4 STATEMENT OF ACCOUNTS. The Committee shall provide to each Participant, within 120 days after the close of each Plan Year, a statement setting forth the balance of such Participant's Deferred Benefit Account as of the last day of the preceding Plan Year and showing all adjustments made thereto during such Plan Year.

     5.5 VESTING OF DEFERRED BENEFIT ACCOUNT. A Participant shall be 100 percent vested in his or her Deferred Benefit Account at all times.

                                   ARTICLE VI
                              PAYMENT OF BENEFITS

     6.1 TERMINATION OF SERVICE AS A DIRECTOR OR DEATH. Upon (i) the termination of service of the Participant as a Director of the Company, for any reason or (ii) if the Participant shall so elect, only upon his or her death, the Company shall pay to the Participant or his Beneficiary, as the case may be, a Deferral Benefit equal to the balance of his or her Deferred Benefit Account, less any amounts previously distributed.

     6.2 FORM OF PAYMENT. Amounts credited to the Deferred Benefit Account of a Participant in dollars shall be paid in cash, and amounts credited in Units shall be paid in full shares of Common Stock (with any fractional share to be paid in cash based on the then current Market Value). The Deferral Benefit shall be paid in one of the following forms, as elected by the Participant in his or her Participant Agreement:

          (a) Equal annual installments over a period of 5 years (together, in the case of deferred compensation credited in dollar amounts, with interest thereon credited after the payment commencement date pursuant to
     Section 5.2 hereof and, in the case of deferred compensation credited in Units, with dividend equivalents thereon credited after the payment commencement date pursuant to Section 5.3 hereof).

          (b)  A lump sum.

          (c) A combination of (a) and (b) above. The Participant shall designate the percentage payable under each option.

     For the purposes of this Section 6.2, each distribution of Common Stock from Deferred Benefit Accounts including Units shall be made on the basis of one share of Common Stock for each Unit.

     6.3 COMMENCEMENT OF PAYMENTS. Commencement of payments under Section 6.1 hereof shall begin within 60 days following receipt of notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan, or at such earlier date as may be determined by the Committee; provided, however, that payments to be made to a former Director in Common Stock during his or her lifetime shall not commence until 6 months after he or she has ceased to be a Director.

                                  ARTICLE VII
                            BENEFICIARY DESIGNATION

     7.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Deferral Benefit. Any Beneficiary designation shall be made in a written instrument filed with the Committee and shall be effective only when received in writing by the Committee.

     7.2 AMENDMENTS. Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed.

     7.3 NO DESIGNATION. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

     7.4 EFFECT OF PAYMENT. Payment to a Participant's Beneficiary (or, upon the death of a Beneficiary, to his or her estate) shall completely discharge the Company's obligations under the Plan.

                                  ARTICLE VIII
                                 ADMINISTRATION

     8.1 COMMITTEE; DUTIES. The administrative committee for the Plan (the "Committee") shall consist of the Chairman of the Board (provided he is not a nonemployee Director) and two Company officers or Directors who are not nonemployee Directors who shall be appointed by the Chairman of the Board. The Committee shall supervise the administration of the Plan, may from time to time adopt procedures governing the Plan and shall have authority to give interpretive rulings with respect to the Plan.

     8.2 AGENTS. The Committee may appoint an individual, who may be an employee of the Company, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

     8.3 BINDING EFFECT OF DECISIONS. Any decision or action of the Committee with respect to any questions arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

     8.4 INDEMNITY OF COMMITTEE. The Company shall indemnify the members of the Committee against claims, loss, damage, expense and liability arising from any action or failure to act with respect to the Plan to the extent provided in the Regulations of the Company and any applicable indemnification agreement between the Company and such member.

                                   ARTICLE IX
                       AMENDMENT AND TERMINATION OF PLAN

     The Board may at any time amend, suspend, terminate or reinstate any or all of the provisions of the Plan, provided that no such amendment, suspension or termination may adversely affect any Participant's Deferred Benefit Account as it existed as of the effective date of such amendment, suspension or termination without such Participant's consent and provided further that no amendment or modification shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employment Retirement Security Act, or the rules promulgated thereunder. No amendment shall become effective without approval by all Participants if such amendment would cause transactions under the Plan to cease to be exempt under Rule 16b-3.

                                   ARTICLE X
                                 MISCELLANEOUS

     10.1 FUNDING. Neither Participants, nor their Beneficiaries, nor their heirs, successors or assigns, shall have any secured interest or claim in any property or assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future. It is the intention of the Company that the Plan be unfunded for tax purposes and for purposes of Title I or ERISA. The Company may create a trust to hold funds, Common Stock or other securities to be used in payment of its obligations under the Plan, and may fund such trust; provided, however, that any funds contained therein shall remain liable for the claims of the Company's general creditors.

     10.2 NON-ASSIGNABILITY. No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), shall be (i) assignable or transferable in any manner, (ii) subject to alienation, anticipation, sale, pledge, encumbrance, attachment, garnishment or other legal powers or (iii) in any manner liable for or subject to the debts or liabilities of the Participant or Beneficiary. If any Participant or Beneficiary (other than the surviving spouse of any deceased Participant) shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee consider necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declaration" with the Secretary of the Company and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the "Terminated Participant").

     As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Company and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

     10.3 CAPTIONS.   The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

     10.4 GOVERNING LAW. The provisions of the Plan shall be construed and interpreted according to the internal substantive laws of the State of Ohio.

     10.5 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company and successors of any such corporation or other business entity.

     10.6 EFFECTIVE DATE. The Plan shall be effective on the first day of the first Plan Year, subject to approval by the shareholders of the Company.

     10.7 RIGHT TO CONTINUED SERVICE. Nothing contained herein shall be construed to confer upon any Director the right to continue to serve as a Director of the Company or in any other capacity.

     10.8 RULE 16B-3. This Plan is intended to comply with Rule 16b-3 as in effect prior to May 1, 1991. If at any time Rule 16b-3 as effective on May 1, 1991 or at any later date shall become applicable to the Plan, (a) if necessary for acquisition of Units under the Plan to continue to be exempt under Rule 16b-3, no election to have Deferred Fees credited to Units shall become effective pursuant to Section 4.2 hereof until 6 months after such election is made and (b) the Committee may make such other changes in the terms or operation of the Plan as may then be necessary or appropriate to comply with such Rule, including, without limitation, by eliminating any restriction originally included in the Plan to comply with Rule 16b-3 that may no longer be required.

                                      OHM CORPORATION
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 1995

                The undersigned hereby appoints each of Pamela K.M. Beall and
P Randall M. Walters as proxies with full power of substitution, and hereby authorizes each of them to present and vote, as designated on the reverse side of this card, all the shares of the Common Stock, $0.10 par value, held of record on March 31, 1995 by the
R undersigned in OHM CORPORATION, at the Annual Meeting of Shareholders to be held on May 11, 1995 and at any adjournments thereof.
O
                This proxy is solicited on behalf of the Board of Directors.
            When properly executed, it will be voted in the manner directed
X           on the reverse side of this card by the undersigned
            shareholder; if no direction is made, this proxy will be voted for Item #1, Item #2 and Item #3.
Y
                                                  Date:                   , 1995

                                                  ------------------------------


                                                  ------------------------------
                                                      Shareholder Signature

                                                  Please sign your name exactly
                                                  as it appears at left. In
                                                  signing as attorney, executor,
PLEASE MARK, SIGN, DATE AND MAIL THIS             trustee or guardian, please
PROXY CARD  PROMPTLY, USING THE                   give full title as such, and
ENCLOSED PREPAID ENVELOPE.                        if signing for a corporation,
                                                  please give your title. When
                                                  shares are in the name of more
                                                  than one person, each should
                                                  sign.



                                      OHM CORPORATION

                                           PROXY
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS #1, #2 AND #3.

            1. Election of Directors:

               / / FOR all of the nominees, except vote withheld from those whose names are entered on the line below:

               NOMINEES: Ivan W. Gorr, Charles D. Hollister, Ph.D., James L. Kirk, Joseph R. Kirk, Richard W. Pogue and Charles W. Schmidt

            --------------------------------------------------------------------

              / / WITHHOLD authority to vote for all of the above nominees

            2. Approve the issuance of an aggregate of 10,368,000 shares of
               Common Stock par value $.10 per share, to Rust International Inc., a majority-owned subsidiary of WMX Technologies, Inc., through the merger of a subsidiary of Rust International Inc. with and into OHM Remediation Services Corp. pursuant to an Agreement and Plan of Reorganization.

               / / FOR          / / AGAINST          / / ABSTAIN

            3. Approve the adoption of the OHM Corporation Directors' Deferred
               Fee Plan.

               / / FOR          / / AGAINST          / / ABSTAIN

            4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                   BE SURE TO DATE AND SIGN THE REVERSE SIDE OF THIS CARD